UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund:   BlackRock Funds II

Aggressive Growth Prepared Portfolio

BlackRock Strategic Portfolio I

Conservative Prepared Portfolio

Enhanced Income Portfolio

GNMA Portfolio

Government Income Portfolio

Growth Prepared Portfolio

High Yield Bond Portfolio

Inflation Protected Bond Portfolio

Intermediate Bond Portfolio II

Intermediate Government Bond Portfolio

International Bond Portfolio

Long Duration Bond Portfolio

Low Duration Bond Portfolio

Managed Income Portfolio

Moderate Prepared Portfolio

Total Return Portfolio II

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  Donald C. Burke, Chief Executive Officer, BlackRock Funds II, 800 Scudders Mill Road,

            Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2008

Date of reporting period: 10/01/2007 – 09/30/2008

Item 1 –	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II
ANNUAL REPORT | SEPTEMBER 30, 2008

BlackRock Enhanced Income Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock Intermediate Bond II Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Managed Income Portfolio

BlackRock International Bond Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Enhanced Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results underperformed that of the benchmark Citigroup 1-Year Treasury Index for the 12-month period.

What factors influenced performance?

•

During the annual period, fixed income markets continued to be affected by the now familiar “flight-to-quality” trade in which investors have been fleeing credit-related securities in favor of Treasury bonds. Housing market turmoil, credit market volatility, severe liquidity issues and global financial market contagion all contributed to the re-emergence of overall volatility, with spreads between U.S. Treasury securities and all other sectors widening dramatically, and in some cases, to record levels. Over the 12 months, the yield on the 10-year Treasury note fell from 4.59% to 3.85%, as prices correspondingly rose.

•

The main detractor from performance during the period was the Portfolio’s overweight in high-quality spread assets, including asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities. The largest detractor from performance in the securitized space was the Portfolio’s allocation to non-agency adjustable-rate mortgages. An overweight to the corporate sector — in particular exposure to the financials credit subsector — also hampered results.

•	On the positive side, the Portfolio’s yield curve positioning during the 12 months benefited performance as the yield curve steepened.

Describe recent Portfolio activity.

•

Portfolio construction was fairly consistent over the annual period. We did let some bonds mature, using these opportunities to reduce risk to spread sectors and to improve liquidity in the Portfolio by reinvesting cash into commercial paper. In general, we were slightly short duration relative to the benchmark; however, following the announcement of the government-sponsored enterprise conservatorship in September, we increased the duration of the Portfolio as rates rose.

Describe Portfolio positioning at period-end.

•

As of September 30, 2008, the Portfolio maintained underweights in U.S. Treasury and U.S. agency securities, and held overweight positions in high-quality spread assets. We believe that as stability returns to the financial markets, spreads on high-quality mortgage and commercial mortgage bonds should gradually begin to recover; in the meantime, these securities are paying an attractive coupon. We continue to look favorably upon the agency sub-sector of the U.S. mortgage market given its agency guarantee, its attractive current valuations and its liquidity, which is better relative to most other sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Collateralized Mortgage Obligations	46%
Commercial Mortgage Backed Securities	21
Asset Backed Securities	19
Mortgage Pass-Throughs	10
Corporate Bonds	3
Foreign Bonds	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	94%
AA	1
A	1
BBB	4

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Commencement of operations.

3	The Portfolio invests primarily in bonds diversified among several categories. The Portfolio’s dollar–weighted effective duration will be between 0 and 18 months during normal market conditions.

4	An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing U.S. Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

Performance Summary for the Period Ended September 30, 2008

			Average Annual Total Returns[5]
			1 Year		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.95%	(3.15)%	(4.88)%	(4.88)%	1.30%	1.30%
Institutional	3.93	(3.09)	(4.83)	(4.83)	1.25	1.25
Service	3.87	(3.27)	(5.23)	(5.23)	1.01	1.01
Investor A	3.51	(3.20)	(5.15)	(7.98)	0.78	0.11
Citigroup 1-Year Treasury Index	—	0.96	4.65	4.65	3.48	3.48

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 3/4/04.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$968.47	$1.48	$1,000.00	$1,023.48	$1.52
Institutional	$1,000.00	$969.09	$1.61	$1,000.00	$1,023.35	$1.65
Service	$1,000.00	$967.32	$3.22	$1,000.00	$1,021.68	$3.32
Investor A	$1,000.00	$967.98	$2.91	$1,000.00	$1,022.00	$3.00

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.30% for BlackRock, 0.33% for Institutional, 0.65% for Service and 0.59% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 21 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	Intermediate Government Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s total returns underperformed the Barclays Capital Intermediate Government Index (formerly the Lehman Brothers Intermediate Government Index) for the 12-month period.

What factors influenced performance?

•

The Portfolio’s holdings in high-quality spread sectors, including agency and non-agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), detracted from performance during the annual period. As many institutions and hedge funds were forced to deliver their portfolios, these sectors were heavily sold regardless of quality. At the same time, as the markets experienced a general flight to quality, U.S. Treasury securities outperformed the spread sectors. While the Portfolio did hold a significant amount of Treasury debt, it was still underweight versus the benchmark, and this positioning hindered its relative performance.

•

On the positive side, the Portfolio’s underweight exposure to agency debentures helped performance versus the benchmark, as this sector underperformed over the 12 months. The Portfolio was positioned to benefit from a steepening yield curve for most of the period, and this also aided results. As investors sought the quality and security of U.S. Treasury issues, yields fell across the yield curve, but they fell farther in the short end than in the long end and the curve steepened. In addition, Portfolio performance benefited from active management of its allocation among Treasury securities, agency and non-agency MBS, and CMBS.

Describe recent Portfolio activity.

•

Throughout the period, the market continued to be impacted by liquidity issues across most fixed income sectors. However, opportunities did arise, and we were able to take advantage of those occasions to improve the positioning of the Portfolio. Specifically, we rotated into high-quality spread sectors, which had cheapened significantly as the credit crunch continued to roil markets. These sectors include agency and non-agency MBS, CMBS and asset-backed securities.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio had a slightly short duration versus the benchmark and was positioned to benefit from a steepening yield curve. We maintained an underweight in Treasury securities, while holding overweights in high-quality spread assets, such as agency MBS and agency CMBS, which are attractively priced and should be the first to respond when market conditions improve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
U.S. Government & Agency Obligations	31%
Mortgage Pass-Throughs	27
Collateralized Mortgage Obligations	24
Commercial Mortgage Backed Securities	9
Asset Backed Securities	5
Corporate Bonds	3
Taxable Municipal Bond	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	98%
AA	2

1	Using the higher of S&P’s or Moody’s rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government Index (the bench-mark).

3	An unmanaged index comprised of U.S. Government securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Performance Summary for the Period Ended September 30, 2008

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.93%	(0.96)%	5.44%	5.44%	3.52%	3.52%	4.84%	4.84%
Service	3.74	(1.19)	5.14	5.14	3.21	3.21	4.52	4.52
Investor A	3.38	(1.26)	5.00	0.77	3.08	2.25	4.39	3.96
Investor B	2.79	(1.55)	4.18	(0.32)	2.29	1.93	3.81	3.81
Investor C	2.75	(1.65)	4.08	3.08	2.27	2.27	3.58	3.58
Barclays Capital Intermediate Government Index	—	(0.08)	7.52	7.52	4.00	4.00	5.14	5.14

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]
Institutional	$1,000.00	$990.42	$4.14	$1,000.00	$1,020.79	$4.21
Service	$1,000.00	$988.08	$5.65	$1,000.00	$1,019.25	$5.75
Investor A	$1,000.00	$987.44	$6.15	$1,000.00	$1,018.73	$6.27
Investor B	$1,000.00	$984.47	$9.87	$1,000.00	$1,014.93	$10.07
Investor C	$1,000.00	$983.52	$10.06	$1,000.00	$1,014.73	$10.27

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.83% for Institutional, 1.14% for Service, 1.24% for Investor A, 1.99% for Investor B and 2.03% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 21 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

Portfolio Summary	Intermediate Bond II Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s total returns underperformed the Barclays Capital Intermediate Government/Credit Index (formerly the Lehman Brothers Intermediate Government/Credit Index) for the 12-month period.

What factors influenced performance?

•

The Portfolio’s overweight in high-quality spread sectors, including fixed-and adjustable-rate agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), detracted from performance. As many institutions and hedge funds were forced to deliver their portfolios, these issues were heavily sold regardless of quality. An underweight in U.S. Treasury securities also hindered performance, as the markets experienced a general flight to quality and these issues outperformed all other spread sectors. An overweight in the financials subsector of the credit markets detracted as well.

•

In contrast, the Portfolio’s underweight in agency debentures benefited relative results, as this sector underperformed during the year. The Portfolio was positioned to benefit from a steepening yield curve for most of the period, and this also aided results. As investors sought the quality and security of U.S. Treasury issues, yields fell across the yield curve, but they fell farther in the short end than in the long end and the curve steepened. Security selection within CMBS and ABS proved advantageous as well. We generally favored high-quality positions, a shorter average life in ABS issues, and seasoned CMBS versus more recently issued bonds.

Describe recent Portfolio activity.

•

Throughout the period, the market continued to be impacted by liquidity issues across most fixed income sectors. However, opportunities did arise, and we were able to take advantage of those occasions to improve the positioning of the Portfolio. We modestly increased Portfolio exposure to agency debentures, though we remained underweight given opportunities in other spreads sectors. While we retained an overweight in AAA-rated CMBS, we opportunistically decreased exposure to the sector on recent spread tightening. In light of global economic weakness and diminishing earnings potential, we also continued to reduce Portfolio exposure to corporate debt, though we maintained an overweight in the financial subsector.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio had a slightly long duration and was positioned to benefit from a steepening yield curve. We maintained our underweight in U.S. Treasury and agency debt in favor of high-quality spread assets, including MBS, CMBS and ABS. Specific to ABS, we have maintained higher-quality bias and are focused on short-dated credit card bonds from top-tier, prime issuers, as well as select high-quality student loan bonds. We continue to hold an underweight in investment-grade corporates; however, we maintain an overweight in the financials subsector, favoring higher-quality names of stronger financial firms, while avoiding exposure to regional banks. At period-end, the Portfolio held a small allocation to non-dollar debt issues (roughly 2% of total assets).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Corporate Bonds	28%
Mortgage Pass-Throughs	16
Commercial Mortgage Backed Securities	15
Collateralized Mortgage Obligations	15
Asset Backed Securities	13
U.S. Government & Agency Obligations	9
Trust Preferred Stocks	3
Foreign Bonds	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	69%
AA	12
A	11
BBB	7
Less than BBB	1

1	Using the higher of S&P’s or Moody’s rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark).

3	An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Performance Summary for the Period Ended September 30, 2008

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.87%	(5.36)%	(1.07)%	(1.07)%	2.40%	2.40%	4.75%	4.75%
Institutional	4.80	(5.39)	(1.22)	(1.22)	2.29	2.29	4.61	4.61
Service	4.48	(5.65)	(1.55)	(1.55)	1.96	1.96	4.29	4.29
Investor A	4.17	(5.60)	(1.60)	(5.57)	1.95	1.12	4.21	3.79
Investor B	3.65	(5.94)	(2.38)	(6.61)	1.15	0.81	3.66	3.66
Investor C	3.66	(5.92)	(2.33)	(3.27)	1.17	1.17	3.40	3.40
Barclays Capital Intermediate Government/Credit Index	—	(2.70)	3.13	3.13	3.25	3.25	4.96	4.96

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$946.40	$2.73	$1,000.00	$1,022.16	$2.84
Institutional	$1,000.00	$946.11	$2.97	$1,000.00	$1,021.91	$3.09
Service	$1,000.00	$943.53	$4.56	$1,000.00	$1,020.25	$4.75
Investor A	$1,000.00	$944.04	$5.05	$1,000.00	$1,019.74	$5.26
Investor B	$1,000.00	$940.57	$8.57	$1,000.00	$1,016.06	$8.94
Investor C	$1,000.00	$940.83	$8.42	$1,000.00	$1,016.22	$8.78

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.56% for BlackRock, 0.61% for Institutional, 0.94% for Service, 1.04% for Investor A, 1.77% for Investor B and 1.73% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 21 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

Portfolio Summary	Long Duration Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Portfolio results underperformed the benchmark Barclays Capital Long Government/Credit Index (formerly the Lehman Brothers Long Government/Credit Index) for the period from inception (October 19, 2007) through September 30, 2008.

What factors influenced performance?

•

The Portfolio’s overweight to high-quality spread assets, including asset-backed securities, mortgage-backed securities (MBS) and commercial mortgage-backed securities, was the primary detractor from performance. One important result of the past year’s market turmoil has been a freeze up in financing markets, which forced many institutions and hedge funds to deliver, pushing spreads on these sectors dramatically wider, regardless of credit quality.

•

The largest detractor from performance in the securitized space was our allocation to non-agency mortgages and commercial CMBS. The Portfolio’s overweight in the financial subsector within corporate credit hurt performance, as did security selection within the group; in particular, the Portfolio’s exposure to Lehman Brothers had a material negative impact on third quarter 2008 returns.

•

The Portfolio’s underweight in credit was the largest positive contributor to performance. An underweight in agency debt also was beneficial, as these issues underperformed over the period. In addition, the Portfolio’s yield curve steepening position aided results as concerns in the financial markets fueled a flight to quality characterized by strong demand for shorter-term government debt.

Describe recent Portfolio activity.

•

During the annual period, we reduced the Portfolio’s allocation to investment-grade credit and added to both agency debt and fixed-rate MBS, sectors that we believe should benefit from the government-sponsored enterprise conservatorship and government purchase programs.

Describe Portfolio positioning at period-end.

•	At September 30, 2008, the Portfolio was slightly long duration versus the benchmark and maintained a bias toward a steepening yield curve.

•

The Portfolio ended the period with an underweight in U.S. Treasury securities, which we continue to view as rich relative to other high-quality sectors. We added to the U.S. agency debt sector, reducing the Portfolio’s underweight. We believe that as stability returns to the financial markets, spreads on high-quality mortgage and commercial mortgage bonds should begin to recover somewhat; in the meantime, they are paying an attractive coupon. We continue to have an allocation to the agency subsector of the U.S. mortgage market given the purchase program, its agency guarantee, its attractive current valuations, and its liquidity, which is better relative to most other sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Corporate Bonds	29%
U.S. Government & Agency Obligations	25
Mortgage Pass-Throughs	20
Commercial Mortgage Backed Securities	10
Asset Backed Securities	6
Collateralized Mortgage Obligations	5
Trust Preferred Stocks	4
Foreign Bonds	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	66%
AA	9
A	17
BBB	8

1	Using the higher of S&P’s or Moody’s rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Commencement of operations.

3	The Portfolio normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark).

4	An unmanaged index comprised of U.S. Government securities or investment grade credit securities from the more comprehensive Barclays Capital U.S. Aggregate Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

Performance Summary for the Period Ended September 30, 2008

			Average Annual Total Returns[5]
			From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge
BlackRock	4.92%	(6.74)%	(4.97)%	(4.97)%
Institutional	4.90	(6.86)	(5.10)	(5.10)
Investor A	4.32	(7.32)	(5.70)	(9.50)
Barclays Capital Long Government/Credit Index	—	(4.82)	(2.50)	(2.50)

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 10/19/07.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$932.56	$1.99	$1,000.00	$1,022.92	$2.08
Institutional	$1,000.00	$931.40	$2.25	$1,000.00	$1,022.64	$2.36
Investor A	$1,000.00	$926.80	$3.72	$1,000.00	$1,021.09	$3.91

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.47% for Institutional and 0.77% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the period the fund was open during the one-half year period).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 21 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

Portfolio Summary	Inflation Protected Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s total returns outperformed the Barclays Capital Global Real: U.S. TIPS Index (formerly the Lehman Global Real: U.S. TIPS Index) for the 12-month period.

What factors influenced performance?

•

During the annual period, fixed income markets continued to be affected by the now familiar “flight-to-quality” trade in which investors have been fleeing credit-related securities in favor of Treasury bonds. Housing market turmoil, credit market volatility, severe liquidity issues and global financial market contagion all contributed to the re-emergence of overall volatility, with spreads between U.S. Treasury issues and all major sectors widening to record levels. Over the 12 months, the yield on the 10-year Treasury note fell from 4.59% to 3.85%, as prices correspondingly rose.

•

The Portfolio’s performance benefited from active management of its allocation of inflation-protected assets versus nominal U.S. Treasury securities, and its allocation of U.S. assets versus non-U.S. assets. An underweight exposure to agency debentures also helped performance versus the benchmark, as this sector underperformed over the 12 months. Additionally, the Portfolio was positioned to benefit from a steepening yield curve for most of the period, which aided results. As investors fled riskier assets and sought the quality and security of U.S. Treasury issues, yields fell across the yield curve, but they fell farther in the short end than in the long end. As a result, the curve steepened, and by period-end, the spread between the two-year and 10-year Treasury notes had increased by more than 120 basis points (1.20%).

•	In contrast, the Portfolio’s underweight in U.S. Treasury securities hurt performance, as these issues outperformed all other spread sectors during the period.

Describe recent Portfolio activity.

•

Throughout the period, the market continued to be impacted by liquidity issues across most fixed income sectors. However, opportunities did arise, and we were able to take advantage of those occasions to improve the positioning of the Portfolio. We actively managed country exposure and breakeven yields, using opportunities to buy or sell inflation-protected assets as appropriate based on the dictates of the market. This was also done on a global basis.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio had a slightly short duration versus the benchmark and was positioned to benefit from a steepening yield curve. We maintained an underweight in U.S. Treasury issues, while holding overweights in high-quality spread assets, including agency mortgage-backed securities and agency commercial mortgage-backed securities, which are attractively priced and should be the first to respond when market conditions improve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
U.S. Government & Agency Obligations	87%
Mortgage Pass-Throughs	10
Foreign Bonds	1
Corporate Bonds	1
Asset Backed Securities	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	100%

1	Using the higher of S&P’s or Moody’s rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Commencement of operations.

3	The Portfolio normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

4	An unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.

Performance Summary for the Period Ended September 30, 2008

			Average Annual Total Returns[5]
			1 Year		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	7.41%	(4.24)%	6.97%	6.97%	6.12%	6.12%
Institutional	7.28	(4.36)	6.88	6.88	6.12	6.12
Service	6.86	(4.58)	6.49	6.49	5.44	5.44
Investor A	6.66	(4.53)	6.52	2.22	5.75	4.73
Investor B	6.14	(4.89)	5.79	1.29	5.02	4.62
Investor C	6.11	(4.87)	5.77	4.77	5.11	5.11
Barclays Capital Global Real: U.S. TIPS Index	—	(3.81)	6.20	6.20	5.51	5.51

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 6/28/04.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$957.63	$1.53	$1,000.00	$1,023.42	$1.58
Institutional	$1,000.00	$956.37	$1.79	$1,000.00	$1,023.15	$1.85
Service	$1,000.00	$954.25	$3.14	$1,000.00	$1,021.74	$3.26
Investor A	$1,000.00	$954.74	$3.19	$1,000.00	$1,021.70	$3.30
Investor B	$1,000.00	$951.12	$6.83	$1,000.00	$1,017.91	$7.09
Investor C	$1,000.00	$951.33	$6.88	$1,000.00	$1,017.86	$7.14

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.31% for BlackRock, 0.37% for Institutional, 0.64% for Service, 0.65% for Investor A, 1.40% for Investor B and 1.41% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 21 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

Portfolio Summary	GNMA Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed that of the benchmark Barclays Capital GNMA MBS Index (formerly the Lehman Brothers GNMA MBS Index) for the 12-month period.

What factors influenced performance?

•

During the annual period, fixed income markets continued to be affected by the now familiar “flight-to-quality” trade in which investors have been fleeing credit-related securities in favor of Treasury bonds. Housing market turmoil, credit market volatility, severe liquidity issues and global financial market contagion all contributed to the re-emergence of overall volatility, with spreads between U.S. Treasury securities and all major sectors widening dramatically, and in some cases, to record levels. Over the 12 months, the yield on the 10-year Treasury note fell from 4.59% to 3.85%, as prices correspondingly rose.

•

Portfolio performance benefited from an underweight to agency debentures, as this sector underperformed during the year. A bias toward a steepening yield curve for most of the period also was beneficial, as the spread between two-year and 10-year notes increased by over 120 basis points (1.20%). An additional positive factor was our active management of the Portfolio’s coupon structure. Specifically, early in the period, we moved from below par (discounted) bonds into above par (premium) issues, increasing yield, which proved advantageous as mortgage prepayments slowed. Our shift into discounted and current coupon bonds later in the period also contributed positively, as recent Federal Reserve and Treasury activity is likely to speed prepayments.

•

In contrast, the Portfolio’s underweight in U.S. Treasury issues hurt relative performance, as these issues outperformed all other spread sectors during the year. Likewise, an overweight in high-quality spread assets, specifically GNMA mortgage-backed securities (MBS), detracted from results.

Describe recent Portfolio activity.

•

Throughout the annual period, the market continued to be impacted by liquidity issues across most fixed income sectors. However, when opportunities did exist, we looked to take advantage and traded the Portfolio accordingly. In the aftermath of the Treasury taking control of the government-sponsored enterprises, we modestly increased exposure to FNMA and FHLMC MBS, as governmental actions were likely to increase the relative performance of the space.

Describe Portfolio positioning at period-end.

•

At September 30, 2008, the Portfolio was slightly long duration versus the benchmark, with a bias toward a steeper yield curve. The Portfolio remained underweight in Treasury issues, while maintaining overweight positions in agency, and to a lesser extent, other high-quality spread assets, which are attractively priced and generally the first to respond when market conditions improve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Mortgage Pass-Throughs	99%
Collateralized Mortgage Obligations	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	100%

1	Using the higher of S&P’s or Moody’s rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio normally invests at least 80% of its assets in the Government National Mortgage Association (GNMA) securities.

3	An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2008

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.61%	0.87%	8.36%	8.36%	4.64%	4.64%	5.77%	5.77%
Institutional	4.57	0.97	8.43	8.43	4.59	4.59	5.66	5.66
Service	4.24	0.71	8.03	8.03	4.29	4.29	5.35	5.35
Investor A	3.99	0.68	7.91	3.55	4.18	3.34	5.25	4.82
Investor B	3.50	0.29	7.20	2.70	3.40	3.06	4.68	4.68
Investor C	3.46	0.30	7.13	6.13	3.45	3.45	4.44	4.44
Barclays Capital GNMA MBS Index	—	1.10	6.94	6.94	4.75	4.75	5.61	5.61

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$1,008.71	$2.52	$1,000.00	$1,022.46	$2.54
Institutional	$1,000.00	$1,009.68	$2.72	$1,000.00	$1,022.26	$2.74
Service	$1,000.00	$1,007.09	$4.16	$1,000.00	$1,020.81	$4.19
Investor A	$1,000.00	$1,006.77	$4.36	$1,000.00	$1,020.60	$4.40
Investor B	$1,000.00	$1,002.93	$8.31	$1,000.00	$1,016.60	$8.40
Investor C	$1,000.00	$1,003.02	$8.09	$1,000.00	$1,016.82	$8.18

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.50% for BlackRock, 0.54% for Institutional, 0.83% for Service, 0.87% for Investor A, 1.66% for Investor B and 1.62% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 21 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Portfolio Summary	Managed Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s total returns for the 12-month period underperformed the Barclays Capital U.S. Aggregate Index.

What factors influenced performance?

•

The Portfolio’s overweight in high-quality spread assets — including agency and non-agency mortgage-backed securities (MBS) (both fixed and adjustable rate), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) — was the primary detractor from comparative performance. Throughout the period, continued write-downs and forced de-leveraging at institutions and hedge funds pushed spreads on these sectors sharply wider, regardless of quality. An underweight in U.S. Treasury securities further hampered returns, as uncertainties over the outlook for financial markets and the broader economy prompted a massive investor flight to quality, and these issues outperformed. Additionally, an overweight in the financial subsector of the credit markets detracted from performance, as the sector lagged duration-adjusted Treasuries by 14.35%.

•

In contrast, the Portfolio’s underweight in agency debentures benefited relative results, as this sector underperformed during the year. A bias toward a steepening yield curve also paid off as the spread between two-year and 10-year Treasuries increased by over 120 basis points (1.20%). Additionally, security selection in CMBS and ABS proved advantageous.

Describe recent Portfolio activity.

•

Over the 12 months, we modestly increased the Portfolio’s exposure to agency debentures, though we remained underweight given opportunities in other spread sectors. We also increased exposure to non-agency ARMs as we believe these assets represent outstanding long-term value from a fundamental perspective, especially versus other spread assets. While we retained an overweight in AAA-rated CMBS, we opportunistically decreased exposure to the sector on recent spread tightening. In light of global economic weakness and diminishing earnings potential, we also continued to reduce the Portfolio’s allocation to corporate debt, though we maintained an overweight in the financial subsector.

Describe Portfolio positioning at period-end.

•

The Portfolio ended the period slightly long duration relative to the benchmark, with a bias toward a steeper yield curve. We have maintained our underweight in U.S. Treasury and agency debt in favor of high-quality spread assets, including MBS, CMBS and ABS. Specific to ABS, we have maintained an up-in-quality bias and are focused on short-dated credit card paper from top-tier prime issuers, as well as selective high-quality student loan bonds. We continue to hold an overall underweight in investment-grade corporates; however, we maintain an overweight in the financials subsector, favoring higher-quality names of stronger financial firms, while avoiding exposure to regional banks.

•	At period-end, the Portfolio held a small allocation to non-dollar debt issues (roughly 2.0% of total assets), specifically a long position in European bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Mortgage Pass-Throughs	46%
Collateralized Mortgage Obligations	14
Corporate Bonds	11
Commercial Mortgage Backed Securities	11
Asset Backed Securities	8
U.S. Government & Agency Obligations	5
Trust Preferred Stocks	2
Foreign Bonds	1
Project Loans	1
Sovereign Bonds	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	86%
AA	7
A	4
BBB	3

1	Using the higher of S&P’s or Moody’s rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

16	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index.

3	An unmanaged U.S. index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Performance Summary for the Period Ended September 30, 2008

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.00%	(6.33)%	(3.51)%	(3.51)%	2.08%	2.08%	4.43%	4.43%
Service	5.69	(6.47)	(3.80)	(3.80)	1.77	1.77	4.12	4.12
Investor A	5.39	(6.50)	(3.86)	(7.74)	1.68	0.86	3.99	3.57
Investor B	4.81	(6.87)	(4.53)	(8.67)	0.92	0.59	3.46	3.46
Investor C	4.71	(6.81)	(4.56)	(5.48)	0.92	0.92	3.13	3.13
Barclays Capital U.S. Aggregate Index	—	(1.50)	3.65	3.65	3.78	3.78	5.20	5.20

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]
Institutional	$1,000.00	$936.72	$4.46	$1,000.00	$1,020.33	$4.67
Service	$1,000.00	$935.28	$5.91	$1,000.00	$1,018.81	$6.19
Investor A	$1,000.00	$934.96	$6.28	$1,000.00	$1,018.43	$6.57
Investor B	$1,000.00	$931.30	$9.93	$1,000.00	$1,014.59	$10.41
Investor C	$1,000.00	$931.89	$10.30	$1,000.00	$1,014.21	$10.79

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.92% for Institutional, 1.22% for Service, 1.30% for Investor A, 2.06% for Investor B and 2.13% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 21 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	17

Portfolio Summary	International Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s total return underperformed the benchmark Citigroup World Government Bond ex. U.S. Index for the 12-month period.

What factors influenced performance?

•

Overall, the Portfolio’s sector positioning contributed negatively to performance as all fixed income sectors underperformed Treasury securities for the period. The primary detractors were the Portfolio’s overweight positions in U.S. residential and commercial mortgage-backed securities (CMBS), as well as security selection in investment-grade credits, particularly in financials, as this sector dramatically underperformed non-financial names. A short duration position in Japan also hindered results as interest rates declined in this market.

•

In contrast, the Portfolio benefited from country and duration allocations to various bond markets. In particular, the Portfolio benefited from overweights in European and U.K. bonds, as 10-year Bund and Gilt interest rates declined considerably during the annual period. In addition, underweighting weaker European countries, such as Italy and Spain, proved beneficial, as did overweighting Australia and New Zealand, whose economies witnessed sharp turns in their economic fortunes, particularly with the collapse of commodity prices. A bias towards a steeper yield curve also aided relative results.

•

With respect to currencies, the Portfolio’s long position in the Japanese yen (JPY) versus both the euro (EUR) and the U.S. dollar (USD) enhanced performance as the yen appreciated during the year. An underweight in the British pound (GBP) versus the USD, and overweight in the Australian dollar (AUD) versus the New Zealand dollar (NZD), contributed positively as well.

Describe recent Portfolio activity.

•

During the period, we increased the Portfolio’s duration posture in both the euro and non-euro regions within Europe, as well as in Australia and New Zealand, with some reductions in these markets closer to period-end as interest rates ultimately fell. We maintained the Portfolio’s underweight position in European corporates and overweight position in U.S. mortgage paper. In currencies, we underweighted the GBP versus the USD and took profits on a long JPY versus EUR position earlier in the period, as well as on the Portfolio’s Singapore dollar versus USD and Swiss franc versus EUR positions.

Describe Portfolio positioning at period-end.

•

At period-end, we maintain an overall high-quality bias, with significant allocations to sovereign bonds. Specifically, we favor overweight duration positions and yield curve steepeners across European and U.K. sovereign bond markets, while holding duration underweights in U.S. and Japanese government bonds. We also maintain an overweight in Australia as more aggressive rate cuts have begun.

•

On a sector basis, we continue to favor high-quality mortgages and commercial mortgage-backed sectors, as they remain cheap relative to other sectors and may benefit from the Treasury’s new initiatives to provide liquidity with explicit government backing for agency-sponsored mortgages.

•

Within currencies, we hold exposures close to the Portfolio’s benchmark weights, maintaining a 37% allocation to the yen and a 49% allocation to the euro, with the residual in a small overweight in the AUD and a neutral-like allocation to the non-euro European region.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Country Allocation	Percent of Long-Term Investments
United States	37%
Japan	22
United Kingdom	10
Germany	4
France	4
Denmark	4
Ireland	3
Spain	3
Finland	2
Mexico	2

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	93%
AA	7

1	Using the higher of S&P’s or Moody’s rating.

Although the countries and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

18	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less.

3	An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Performance Summary for the Period Ended September 30, 2008

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.66%	(10.75)%	0.04%	0.04%	3.95%	3.95%	5.78%	5.78%
Institutional	4.64	(10.77)	0.02	0.02	3.84	3.84	5.65	5.65
Service	4.30	(10.90)	(0.30)	(0.30)	3.55	3.55	5.36	5.36
Investor A	4.12	(10.99)	(0.29)	(4.26)	3.49	2.65	5.24	4.81
Investor B	3.49	(11.29)	(1.18)	(5.53)	2.67	2.31	4.69	4.69
Investor C	3.54	(11.24)	(1.40)	(2.36)	2.68	2.68	4.45	4.45
Citigroup Non-U.S. World Government Bond Index	—	(8.77)	5.15	5.15	5.56	5.56	5.24	5.24

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 20 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$892.52	$3.69	$1,000.00	$1,021.05	$3.95
Institutional	$1,000.00	$892.35	$3.82	$1,000.00	$1,020.91	$4.09
Service	$1,000.00	$890.97	$5.44	$1,000.00	$1,019.18	$5.82
Investor A	$1,000.00	$890.11	$5.58	$1,000.00	$1,019.03	$5.97
Investor B	$1,000.00	$887.15	$9.43	$1,000.00	$1,014.88	$10.12
Investor C	$1,000.00	$887.56	$8.93	$1,000.00	$1,015.42	$9.58

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.78% for BlackRock, 0.81% for Institutional, 1.15% for Service, 1.18% for Investor A, 2.00% for Investor B and 1.89% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 21 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	19

About Portfolios’ Performance

•

BlackRock and Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Portfolios included in this report, except for Enhanced Income, which incurs an initial sales charge of 3.00%. In addition, these shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. International Bond may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waving its fees after February 1, 2009.

20	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	SEPTEMBER 30, 2008	21

Schedule of Investments September 30, 2008	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Trust Preferred
Finance — 0.3%
ZFS Finance (USA) Trust I, Unsecured Notes,
6.15%, 12/15/65(a)(b)	$100	$72,622

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
4.45%, 7/01/34(b)	68	68,744
4.30%, 11/01/34(b)	253	254,660
4.84%, 5/01/35(b)	516	519,988
Federal National Mortgage Assoc.,
7.50%, 9/01/35	190	204,967
Federal National Mortgage Assoc. 12 Month LIBOR,
4.87%, 6/01/35(b)	242	243,401
5.34%, 10/01/35(b)	332	333,089
Government National Mortgage Assoc. II ARM,
5.13%, 11/20/29(b)	25	24,928
5.63%, 8/20/31(b)	40	40,357

Total Mortgage Pass-Throughs — 7.1%		1,690,134

Collateralized Mortgage Obligations
Adjustable Rate Mortgage Trust, Series 04-4, Class 5A3,
3.58%, 3/25/35(b)	27	20,103
American Home Mortgage Asset Trust, Series 05-1, Class 3A11,
3.48%, 11/25/35(b)	150	107,836
Banc of America Funding Corp., Series 04-C, Class 4A2,
3.53%, 12/20/34(b)	138	97,970
Banc of America Mortgage Securities, Inc., Series 06-B, Class 3A1,
6.15%, 11/20/36(b)	265	215,649
Bear Stearns Mortgage Trust, Series 04-12, Class 1A1,
3.56%, 1/25/35(b)	138	100,600
Bear Stearns Mortgage Trust, Series 04-13, Class A1,
3.58%, 11/25/34(b)	114	73,101
Countrywide Alternative Loan Trust, Series 05-56, Class 1A1,
3.94%, 11/25/35(b)	188	122,576
Countrywide Home Loans, Series 03-37, Class 2A1,
5.11%, 9/25/33(b)	221	219,409
Countrywide Home Loans, Series 04-29, Class 1A1,
3.48%, 2/25/35(b)	72	47,745
Credit Suisse First Boston Mortgage Securities Corp., Series 02-10, Class 2A1,
7.50%, 5/25/32	23	23,344
Credit Suisse First Boston Mortgage Securities Corp., Series 03-AR2, Class 3A1,
5.21%, 2/25/33(b)	227	208,750
Deutsche ALT-A Securities, Inc., Series 06-AF1, Class A1,
3.29%, 4/25/36(b)	39	37,476
Federal Home Loan Mortgage Corp., Series 3215, Class EP,
5.38%, 9/15/11	463	470,594
Federal National Mortgage Assoc., Series 02-39, Class FB,
3.30%, 3/18/32(b)	27	26,870
Federal National Mortgage Assoc., Series 04-25, Class PA,
5.50%, 10/25/30	50	50,659
Federal National Mortgage Assoc., Series 04-36, Class BS,
5.50%, 11/25/30	69	70,160
Federal National Mortgage Assoc., Series 05-68, Class PB,
5.75%, 7/25/35	153	155,622
Federal National Mortgage Assoc., Series 05-84, Class XE,
5.75%, 1/25/26	25	24,598
Federal National Mortgage Assoc., Series 06-60, Class LK,
6.50%, 7/25/36	162	164,100
First Horizon Mortgage Trust, Series 04-AR2, Class 2A1,
4.57%, 5/25/34(b)	442	370,668
Goldman Sachs Residential Mortgage Loan Trust, Series 04-11, Class 5A1,
4.72%, 9/25/34(b)	142	122,305
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR1, Class 2A1,
4.91%, 1/25/35(b)	455	355,460
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR6, Class 1A1,
4.63%, 9/25/35(b)	295	275,130
Harborview Mortgage Loan Trust, Series 06-9, Class 2A1A,
3.24%, 11/19/36(b)	354	215,826
Homebanc Mortgage Trust, Series 05-4, Class A1,
3.48%, 10/25/35(b)	386	251,533
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2,
4.23%, 8/25/34(b)(c)	325	289,616
Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A,
3.82%, 11/25/29(b)(c)	79	74,762

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated certain descriptions according to the list on the right.	ARM	Adjustable Rate Mortgage	LIBOR	London InterBank Offered Rate
	AUD	Australian Dollar	MYR	Malaysian Ringgit
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CHF	Swiss Francs	NZD	New Zealand Dollar
	CMT	Constant Maturity Treasury Rate	PLN	Polish Zloty
	CZK	Czechoslovakian Krone	PO	Principal Only
	DKK	Danish Krone	PRIBOR	Prague InterBank Offered Rate
	EUR	Euro	REIT	Real Estate Investment Trust
	GBP	British Pound	SEK	Swedish Krona
	HUF	Hungrian Forint	SGD	Singapore Dollar
	IO	Interest Only	TBA	To Be Announced
	ISK	Iceland Krona	USD	United States Dollar
	JPY	Japanese Yen	ZAR	South African Rand

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Merrill Lynch Mortgage Investors, Inc., Series 07-1, Class A2A,
3.33%, 4/25/37(b)(c)	$112	$104,903
Mortgage IT Trust, Series 04-1, Class A1,
3.60%, 11/25/34(b)	201	151,640
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A,
3.30%, 4/25/36(b)	95	91,381
Permanent Financing Plc, Series 5, Class 3A,
2.98%, 6/10/34(b)	310	302,751
Sequoia Mortgage Trust, Series 04-1, Class A,
3.38%, 2/20/34(b)	137	118,420
Structured Mortgage Adjustable Rate Mortgage Loan Trust, Series 04-13, Class A2,
3.51%, 9/25/34(b)	112	86,092
Structured Mortgage Loan Trust, Series 04-3AC, Class A2,
4.92%, 3/25/34(b)	118	102,240
Washington Mutual Mortgage Pass-Through Certificates, Series 05-AR12, Class 1A6,
4.83%, 10/25/35(b)	475	414,787
Washington Mutual Mortgage Pass-Through Certificates, Series 05-AR5, Class A6,
4.68%, 5/25/35(b)	550	423,247
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR12, Class 1A4,
6.06%, 10/25/36(b)	329	262,836
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY1, Class A1,
3.30%, 2/25/37(b)	269	166,806
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OC1, Class A1,
3.45%, 5/25/37(b)	331	187,444
Wells Fargo Mortgage Backed Securities Trust, Series 04-3, Class A1,
4.75%, 4/25/19	270	254,905
Wells Fargo Mortgage Backed Securities Trust, Series 04-V, Class 1A2,
3.92%, 10/25/34(b)	530	482,413
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class 2A1,
5.64%, 7/25/36(b)	313	225,199
Wells Fargo Mortgage Backed Securities Trust, Series 07-8, Class 2A7,
6.00%, 7/25/37	416	386,891

Total Collateralized Mortgage Obligations — 33.4%		7,954,417

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 03-1, Class A1,
3.88%, 9/11/36	323	312,801
Bear Stearns Commercial Mortgage Securities, Series 00-WF, Class A1,
7.11%, 10/15/32(b)	1	769
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2,
7.42%, 4/15/10(b)	270	273,384
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33	323	327,695
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(b)	106	106,309
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2,
7.72%, 3/15/33(b)	319	323,239
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class X2 (IO),
0.15%, 5/10/40(a)(d)	4,101	5,425
Lehman Brothers-UBS Commercial Mortgage Trust, Series 02-C1, Class A3,
6.23%, 3/15/26	395	394,335
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C4, Class A2,
4.57%, 6/15/29(b)	530	526,538
Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO),
1.78%, 7/12/34(a)(c)(d)	1,811	21,573
Nationslink Funding Corp., Series 99-1, Class A2,
6.32%, 1/20/31	44	43,394
Nationslink Funding Corp., Series 99-2, Class E,
6.32%, 6/20/31(a)	500	492,464
TIAA Commercial Mortgage Trust, Series 07-C4, Class A1,
5.68%, 8/15/39(b)	292	283,282
TIAA Retail Commercial LLC, Series 01-C1A, Class A4,
6.68%, 6/19/31(a)(b)	265	265,865
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1,
4.04%, 2/15/34	239	231,222
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO),
1.92%, 5/25/36(a)(d)	2,211	76,692

Total Commercial Mortgage Backed Securities — 15.5%		3,684,987

Asset Backed Securities
AEP Texas Central Transition Funding II LLC, Series 06-A, Class A2,
4.98%, 7/01/15	250	249,049
Bear Stearns, Inc., Series 07-HE1, Class 1A1,
3.33%, 2/25/37(b)	91	85,049
Citibank Credit Card Issuance Trust, Series 06-A2, Class A2,
4.85%, 2/10/11	265	265,261
Countrywide Certificates, Series 07-5, Class 2A1,
3.31%, 4/25/29(b)	260	245,797
Countrywide Certificates, Series 07-6, Class 2A1,
3.31%, 9/25/37(b)	212	202,881
Ford Credit Auto Owner Trust, Series 06-C, Class A2A,
5.29%, 12/15/09	57	57,500
Ford Credit Auto Owner Trust, Series 06-C, Class A2B,
2.51%, 12/15/09(b)	57	57,356
Ford Credit Auto Owner Trust, Series 08-A, Class A3A,
3.96%, 4/15/12	345	333,439
Green Tree Financial Corp., Series 99-1, Class A5,
6.11%, 9/01/23	71	70,344
GSAA Home Equity Trust, Series 04-8, Class A3A,
3.58%, 9/25/34(b)	73	47,222
GSAA Home Equity Trust, Series 06-2N, Class N,
6.00%, 12/25/35(a)	17	5

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	23

Schedule of Investments (continued)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Merrill Lynch Mortgage Trust, Series 05-FF6, Class N1,
4.50%, 5/25/36(a)(c)	$89	$9
Morgan Stanley Capital I, Inc., Series 07-HE1, Class A2A,
3.26%, 11/25/36(b)	183	177,013
Morgan Stanley Capital I, Inc., Series 07-NC2, Class A2A,
3.32%, 2/25/37(b)	265	246,187
Option One Mortgage Loan Trust, Series 01-4, Class A,
3.81%, 1/25/32(b)	8	6,869
Permanent Master Issuer Plc, Series 07-1, Class 2A1,
2.84%, 1/15/16(b)	210	202,262
Soundview Home Equity Loan Trust, Series 07-NS1, Class A1,
3.33%, 1/25/37(b)	169	160,381
Structured Asset Receivables Trust, Series 04-1,
3.29%, 4/21/11(a)(b)(e)	327	307,957
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(b)	315	310,908
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(b)	325	324,399

Total Asset Backed Securities — 14.0%		3,349,888

Corporate Bonds
Entertainment & Leisure — 0.6%
Time Warner Cable, Inc., Unsecured Notes,
5.40%, 7/02/12	150	142,682

Finance — 0.6%
Lehman Brothers Holdings, Inc., Unsecured Notes,
2.95%, 5/25/10(b)(f)	120	15,000
Morgan Stanley, Senior Notes,
5.63%, 1/09/12(g)	195	135,958

		150,958

Telecommunications — 0.8%
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
5.98%, 6/20/11(h)	75	74,178
Vodafone Group Plc (United Kingdom), Unsecured Notes,
3.09%, 2/27/12(b)(h)	125	117,810

		191,988

Total Corporate Bonds — 2.0%		485,628

Foreign Bonds
United Kingdom — 0.8%
United Kingdom Treasury Bonds,
5.00%, 3/07/12	GBP 100	182,723

Total Long-Term Investments (Cost — $19,506,742) — 73.1%		17,420,399

	Par/Shares (000)
Short-Term Securities
Alpine Securitization Corp.,
2.61%, 10/16/08(i)	600		599,350
Apreco LLC,
2.82%, 10/16/08(i)	500		499,349
BNP Paribas SA,
2.62%, 10/27/08(i)	600		598,822
Federal Home Loan Bank, Discount Notes,
2.05%, 10/17/08(i)	700		699,362
0.50%, 10/23/08(i)	1,400		1,399,572
Liberty Street Funding Corp.,
2.89%, 11/18/08(i)	600		597,364
Old Line Funding LLC,
2.71%, 10/09/08(i)	500		499,659
TCW Money Market Fund, 2.41%(j)	287		287,384
Ticonderoga Funding LLC,
2.63%, 10/17/08(i)	600		599,301
UBS Finance Delaware LLC,
2.60%, 10/27/08(i)	600		598,822

Total Short-Term Securities (Cost — $6,379,535) — 26.7%			6,378,985

Total Investments Before Options Written (Cost — $25,886,277*) — 99.8%			23,799,384

	Contracts
Options Written
Put Options Written
Euro-Dollar Future, expiring December 2008 at USD 96.750	(3)		(3,600)

Put Swaptions Written
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Deutsche Bank AG	(170	)(k)	(9,046)

Total Options Written (Premiums received — $10,501) — (0.0)%			(12,646)

Total Investments Net of Options Written — 99.8%			23,786,738
Other Assets in Excess of Liabilities — 0.2%			57,356

Net Assets — 100.0%			$23,844,094

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$25,887,784

Gross unrealized appreciation	$50,752
Gross unrealized depreciation	(2,139,152)

Net unrealized depreciation	$(2,088,400)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	Enhanced Income Portfolio

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Income
Merrill Lynch First Franklin Mortgage Investors, Inc., Series 07-1, Class A2A	$157,434	$50,822	—	$5,518
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	—	$41,716	—	$16,079
Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A	—	$25,133	—	$3,890
Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO)	—	—	—	$14,298
Merrill Lynch Mortgage Trust, Series 05-FF6, Class N1	—	$183	—	$4,140

(d)	The rate shown is the effective yield as of report date.

(e)	Security is fair valued by the Board of Trustees.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(h)	U.S. dollar denominated security issued by foreign domiciled entity.

(i)	The rate shown is the effective yield on the discount notes at the time of purchase.

(j)	Represents current yield as of report date.

(k)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Depreciation
USD	180,911	GBP	103,000	10/23/08	$(2,552)

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
13	U.S. Treasury Notes (2 Year)	December 2008	$2,774,688	$7,906
5	Euro-Schatz	December 2008	$734,729	6,015

Total				$13,921

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Depreciation
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR
Broker, Deutsche Bank AG Expires, April 2013	GBP	100,000	$(1,172)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	25

Schedule of Investments September 30, 2008	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government & Agency Obligations
Federal Home Loan Bank,
5.53%, 11/03/14	$4,080	$4,146,692
Federal Home Loan Bank, Bonds,
5.38%, 5/15/19	5,335	5,534,268
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16	2,450	2,429,692
Federal National Mortgage Assoc., Subordinated Notes,
6.25%, 2/01/11(a)	3,190	3,336,644
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10	4,955	4,932,336
Housing & Urban Development, Section 108 Government Guaranteed Participation Certificates, Series 03-A,
4.44%, 8/01/11	2,099	2,148,268
U.S. Treasury Bonds,
4.38%, 2/15/38	325	329,138
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25-1/15/27(a)	1,735	1,884,805
1.75%, 1/15/28	3,550	3,251,272
U.S. Treasury Notes,
2.00%, 2/28/10(a)	27,340	27,361,352
2.38%, 8/31/10	32,410	32,658,131
3.13%, 8/31/13(b)	5,465	5,506,840
4.00%, 8/15/18(b)	65,383	66,312,681

Total U.S. Government & Agency Obligations — 31.7%		159,832,119

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
4.45%, 7/01/34(c)	380	383,001
Federal Home Loan Mortgage Corp. 30 Year TBA,
6.00%, 10/01/38	900	910,969
Federal Home Loan Mortgage Corp. ARM,
3.71%, 7/01/34(c)	1,401	1,398,785
5.03%, 8/01/34(c)(d)	4,393	4,447,028
4.40%, 11/01/34(c)	1,788	1,811,653
4.37%, 3/01/35(c)	5,565	5,565,940
4.77%, 3/01/35(c)	6,056	6,090,267
4.43%, 4/01/35(c)	439	440,283
4.74%, 4/01/35(c)	7,453	7,502,620
5.54%, 4/01/36(c)	2,888	2,940,128
6.00%, 10/01/36(c)	3,154	3,242,151
Federal Home Loan Mortgage Corp. Gold,
9.00%, 12/01/09	24	24,128
5.50%, 12/01/37(d)	2,597	2,584,896
Federal National Mortgage Assoc.,
9.00%, 5/01/09-4/01/16	18	18,069
8.50%, 8/01/09	11	11,432
5.01%, 1/01/12(d)	10,994	11,012,466
6.00%, 4/01/16	1	1,353
7.00%, 1/01/17-4/01/32	793	835,336
5.00%, 6/01/23-7/01/35	8,892	8,687,539
5.50%, 1/01/24-9/01/36(d)	12,194	12,201,734
6.50%, 12/01/29	83	85,649
Federal National Mortgage Assoc. 12 Month LIBOR,
4.00%, 4/01/34(c)	1,460	1,459,846
4.40%, 6/01/34(c)	4,140	4,171,254
Federal National Mortgage Assoc. 30 Year TBA,
6.00%, 10/01/38	27,200	27,548,500
6.50%, 10/01/38	300	307,594
Federal National Mortgage Assoc. 6 Month LIBOR,
4.50%, 2/01/35(c)	2,977	3,007,266
Federal National Mortgage Assoc. ARM,
4.79%, 3/01/33(c)	2,706	2,697,923
4.27%, 5/01/33(c)	1,573	1,584,961
4.03%, 9/01/33(c)	1,426	1,433,271
7.21%, 10/01/33(c)	513	520,947
3.89%, 5/01/34(c)	1,312	1,333,111
3.76%, 7/01/34(c)	1,658	1,675,789
4.45%, 7/01/34(c)	4,264	4,297,167
4.83%, 8/01/34(c)	1,664	1,676,936
4.57%, 3/01/35(c)	3,804	3,813,568
4.94%, 7/01/35(c)	9,754	9,788,221
Government National Mortgage Assoc. I,
6.00%, 2/15/11	29	29,018
Government National Mortgage Assoc. II ARM,
3.75%, 6/20/34(c)	1,626	1,622,302
3.63%, 2/20/35(c)	2,013	2,004,978

Total Mortgage Pass-Throughs — 27.6%		139,168,079

Collateralized Mortgage Obligations
American Home Mortgage Asset Trust, Series 06-6, Class A1A,
3.40%, 12/25/46(c)	530	321,909
Bear Stearns Mortgage Funding Trust, Series 06-AR2, Class 1A1,
3.41%, 9/25/46(c)	1,351	812,375
Bear Stearns Mortgage Trust, Series 04-13, Class A1,
3.58%, 11/25/34(c)	570	363,983
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A,
5.34%, 8/25/35(c)	5,164	4,432,137
Countrywide Alternative Loan Trust, Series 06-OA10, Class 1A1,
4.04%, 8/25/46(c)	529	326,990
Countrywide Alternative Loan Trust, Series 06-OA19, Class A1,
3.37%, 2/20/47(c)	751	457,178
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
3.38%, 3/20/47(c)	1,429	875,258
Countrywide Home Loans, Series 06-OA5, Class 2A1,
3.41%, 4/25/46(c)	608	367,044
Credit Suisse Mortgage Capital Backed Trust, Series 06-8, Class 3A1,
6.00%, 10/25/21	813	584,140
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
3.41%, 2/25/47(c)	753	447,816
Deutsche Mortgage Securities, Inc., Series 04-4, Class 3AR1,
4.69%, 6/25/34(c)	303	251,090
Federal Home Loan Mortgage Corp., Series 2391, Class VA,
6.00%, 5/15/18	3,173	3,208,430
Federal Home Loan Mortgage Corp., Series 2668, Class AD,
4.00%, 1/15/15	1,189	1,186,736
Federal Home Loan Mortgage Corp., Series 2684, Class SP (IO),
5.01%, 1/15/33(e)	550	79,972

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Federal Home Loan Mortgage Corp., Series 2709, Class PB,
4.25%, 4/15/16	$2,492	$2,494,794
Federal Home Loan Mortgage Corp., Series 2718, Class MR,
4.00%, 8/15/13	263	263,150
Federal Home Loan Mortgage Corp., Series 2730, Class PT,
3.75%, 6/15/16	2,758	2,758,796
Federal Home Loan Mortgage Corp., Series 2870, Class AH,
5.00%, 12/15/23	1,696	1,700,615
Federal Home Loan Mortgage Corp., Series 2931, Class DE,
4.00%, 2/15/20	10,000	9,184,336
Federal Home Loan Mortgage Corp., Series 3057, Class BL,
5.50%, 6/15/27	3,471	3,517,077
Federal Home Loan Mortgage Corp., Series 3084, Class BC,
5.50%, 12/15/24	1,904	1,928,372
Federal Home Loan Mortgage Corp., Series 3087, Class VA,
5.50%, 3/15/15	1,520	1,548,794
Federal Home Loan Mortgage Corp., Series 3143, Class NA,
5.50%, 7/15/26	2,904	2,952,053
Federal Home Loan Mortgage Corp., Series 3162, Class 0A,
6.00%, 10/15/26	2,912	2,963,779
Federal Home Loan Mortgage Corp., Series 3208, Class PS (IO),
4.61%, 8/15/36	2,652	275,195
Federal Home Loan Mortgage Corp., Series 3210, Class PA,
6.00%, 3/15/29	1,559	1,590,152
Federal Home Loan Mortgage Corp., Series 3316, Class SB (IO),
4.71%, 8/15/35	483	49,056
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1,
3.31%, 2/25/32	373	345,863
Federal National Mortgage Assoc., Series 01-T2, Class B,
6.02%, 11/25/10	3,600	3,700,191
Federal National Mortgage Assoc., Series 03-10, Class PC,
5.50%, 5/25/28	4,280	4,315,596
Federal National Mortgage Assoc., Series 05-100, Class TA,
5.50%, 3/25/25	3,737	3,762,675
Federal National Mortgage Assoc., Series 05-109, Class PV,
6.00%, 10/25/32	4,849	4,983,473
Federal National Mortgage Assoc., Series 05-118, Class MC,
6.00%, 1/25/32	3,315	3,370,169
Federal National Mortgage Assoc., Series 05-118, Class WA,
6.00%, 10/25/33	3,444	3,501,891
Federal National Mortgage Assoc., Series 05-16, Class LY,
5.50%, 9/25/25	3,631	3,662,519
Federal National Mortgage Assoc., Series 05-29, Class JB,
4.50%, 4/25/35	7,487	7,483,436
Federal National Mortgage Assoc., Series 05-57, Class PA,
5.50%, 5/25/27	1,302	1,320,100
Federal National Mortgage Assoc., Series 05-68, Class PC,
5.50%, 7/25/35	3,672	3,744,822
Federal National Mortgage Assoc., Series 05-68, Class PD,
6.00%, 9/25/30	3,641	3,657,701
Federal National Mortgage Assoc., Series 05-69, Class LE,
5.50%, 11/25/33	1,745	1,770,476
Federal National Mortgage Assoc., Series 05-78, Class PA,
5.50%, 1/25/26	3,486	3,514,778
Federal National Mortgage Assoc., Series 05-88, Class PA,
5.00%, 9/25/24	2,805	2,815,009
Federal National Mortgage Assoc., Series 05-97, Class HM,
5.00%, 1/25/26	3,576	3,593,446
Federal National Mortgage Assoc., Series 06-3, Class NA,
6.00%, 4/25/28	2,321	2,354,365
Federal National Mortgage Assoc., Series 06-39, Class WA,
5.50%, 11/25/25	2,831	2,856,698
Federal National Mortgage Assoc., Series 06-54, Class OA,
6.00%, 3/25/27	3,700	3,763,630
Federal National Mortgage Assoc., Series 378, Class 4 (IO),
5.00%, 7/01/36(e)	5,254	1,035,330
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1,
4.34%, 8/25/34(c)	975	880,832
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1,
5.25%, 7/25/35(c)	5,226	4,583,828
Goldman Sachs Residential Mortgage Loan Trust, Series 06-OA1, Class 2A1,
3.40%, 8/25/46(c)	1,555	1,065,412
Harborview Mortgage Loan Trust, Series 06-9, Class 2A1A,
3.24%, 11/19/36(c)	1,026	625,896
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36	371	347,850
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22	307	284,409
Mortgage IT Trust, Series 04-1, Class A1,
3.60%, 11/25/34(c)	1,074	810,853
Structured Mortgage Adjustable Rate Mortgage Loan Trust, Series 04-13, Class A2,
3.51%, 9/25/34(c)	200	154,260
Summit Mortgage Trust, Series 00-1, Class B1,
6.68%, 12/28/12(c)(f)(g)	2	1,966
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
3.63%, 5/25/47(c)	701	420,743
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
3.61%, 6/25/47(c)	1,196	738,845

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	27

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR4, Class 2A4,
5.77%, 4/25/36(c)	$1,500	$1,212,100

Total Collateralized Mortgage Obligations — 24.1%		121,620,389

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4,
6.19%, 6/11/35	3,380	3,374,182
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1,
5.92%, 10/15/36	1,167	1,162,781
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR4, Class A1,
4.36%, 6/11/41	1,164	1,148,882
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(c)	1,292	1,135,002
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD4, Class A4,
5.32%, 12/11/49	868	723,952
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(c)	925	792,875
Commercial Mortgage Loan Trust, Series 08-LS1, Class A4B,
6.22%, 9/10/17(c)	1,970	1,721,470
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2,
7.42%, 4/15/10(c)	3,121	3,159,993
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 11/15/36	2,680	2,559,340
Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1,
7.43%, 6/01/22(h)	135	137,998
First Union National Bank Commercial Mortgage Trust, Series 99-C2, Class A2,
6.65%, 4/15/09	3,289	3,281,521
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2,
7.20%, 10/15/32	3,502	3,556,045
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3,
6.27%, 12/10/35	3,540	3,515,442
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(c)	958	962,524
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11	3,580	3,526,405
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3,
6.26%, 3/15/33	1,541	1,540,829
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A3,
5.64%, 4/15/11	1,573	1,565,737
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A2,
3.25%, 3/15/29	2,100	2,076,755
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C7, Class A3,
5.87%, 9/15/45(c)	2,725	2,335,114
Morgan Stanley Capital I, Inc., Series 02-TOP7, Class A1,
5.38%, 1/15/39	1,056	1,047,751
Morgan Stanley Capital I, Inc., Series 08-T29, Class A4,
6.46%, 1/11/43(c)	2,345	2,075,636
Wachovia Bank Commercial Mortgage Trust, Series 03-C5, Class A1,
2.99%, 6/15/35	1,599	1,519,087
Wachovia Bank Commercial Mortgage Trust, Series 04-C12, Class A1,
3.40%, 7/15/41	545	538,539
Wachovia Bank Commercial Mortgage Trust, Series 07-C33, Class A4,
6.10%, 7/15/17(c)	3,735	3,213,523
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO),
1.92%, 5/25/36 (e)(f)	22,208	770,171

Total Commercial Mortgage Backed Securities — 9.4%		47,441,554

Project Loan — 0.1%
Federal Housing Authority, USGI Project, Series 56,
7.46%, 1/01/23	395	402,410

Asset Backed Securities
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/14	3,100	3,023,860
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
4.29%, 12/23/13 (c)(f)	3,700	3,678,163
Citigroup Mortgage Loan Trust, Inc., Series 07-AMC3, Class A2A,
3.32%, 3/25/37(c)	955	868,987
Green Tree Financial Corp., Series 97-5, Class A7,
7.13%, 5/15/29	1,115	1,146,193
IndyMac Residential Trust, Series 06-E, Class 2A1,
3.27%, 4/25/37(c)	1,526	1,488,871
Small Business Administration Participation Certificates, Series 96-20H, Class 1,
7.25%, 8/01/16	742	765,182
Small Business Administration Participation Certificates, Series 96-20J, Class 1,
7.20%, 10/01/16	629	648,307
Small Business Administration Participation Certificates, Series 98-20J, Class 1,
5.50%, 10/01/18	1,576	1,588,471
Structured Asset Receivables Trust, Series 03-2A,
3.25%, 1/21/09(c)(f)(g)	475	469,703
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(c)	4,470	4,411,939
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(c)	1,130	1,127,912
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
4.50%, 7/25/23(c)	3,040	3,014,513
SWB Loan-Backed Certificates, Series 99-1, Class A,
7.38%, 5/15/25(f)	378	287,397

Total Asset Backed Securities — 4.5%		22,519,498

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Banks — 0.7%
International Bank for Reconstruction & Development (Multiple Countries), Unsecured Notes,
1.00%, 2/05/15(i)	$4,100		$3,347,146

Finance — 1.9%
Private Export Funding Corp., Senior Unsecured Notes,
3.38%, 2/15/09	5,250		5,256,415
Private Export Funding Corp., Unsecured Notes,
3.55%, 4/15/13	4,575		4,444,654

			9,701,069

Insurance — 0.4%
TIAA Global Markets, Unsecured Notes,
5.13%, 10/10/12(d)(f)	2,150		2,189,371

Oil & Gas — 0.4%
ENSCO Offshore Co. Bonds,
6.36%, 12/01/15	1,738		1,873,384

Total Corporate Bonds — 3.4%			17,110,970

Foreign Bonds
Germany — 0.3%
Bundesrepublic Deutschland,
4.00%, 1/04/37	EUR 1,100		1,401,338

Taxable Municipal Bond — 0.5%
Stanislaus County California Taxable Pension Obligation Refunding Revenue Bonds, Series 95,
7.15%, 8/15/13	2,210		2,375,794

Total Long-Term Investments (Cost — $518,055,131) — 101.6%			511,872,151

	Par/Shares (000)
Short-Term Securities
BlackRock TempFund, 2.92%(h)(j)	45,000		45,000,000
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(k)	3,300		3,300,000
0.75%, 10/09/08(k)	600		599,900
0.35%, 10/14/08(k)	3,300		3,299,583
2.39%, 10/17/08(k)	1,100		1,098,846
Federal National Mortgage Assoc., Discount Notes,
2.08%, 11/04/08(k)	1,100		1,097,849
TCW Money Market Fund, 2.41%(j)	792		792,444

Total Short-Term Securities (Cost — $55,188,622) — 11.0%			55,188,622

	Contracts
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 4.120% and pay a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	1,230	(l)	269,531
Receive a fixed rate of 5.360% and pay a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG	770	(l)	329,676
Receive a fixed rate of 5.470% and pay a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	1,510	(l)	1,138,602

			1,737,809

Put Swaptions Purchased
Pay a fixed rate of 4.120% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	1,230	(l)	803,495
Pay a fixed rate of 5.360% and receive a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG	770	(l)	220,804
Pay a fixed rate of 5.470% and receive a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	1,510	(l)	635,555
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Bank of America NA	1,390	(l)	84,366
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	460	(l)	28,126

			1,772,346

Total Options Purchased (Cost — $2,773,288) — 0.7%			3,510,155

Total Investments Before TBA Sale Commitments and Options Written (Cost — $576,017,041*) — 113.3%			570,570,928

	Par (000)
TBA Sale Commitments
Federal National Mortgage Assoc. 30 Year TBA,
5.00%, 10/01/38	$(7,200)		(7,020,000)
5.50%, 10/01/38	(200)		(199,312)

Total TBA Sale Commitments (Proceeds — $7,189,523) — (1.5)%			(7,219,312)

	Contracts
Options Written
Call Swaptions Written
Pay a fixed rate of 4.200% and receive a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(1,040	)(l)	(92,877)
Pay a fixed rate of 4.580% and receive a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker Bank of America NA	(380	)(l)	(124,908)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.	(910	)(l)	(426,783)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Deutsche Bank AG	(1,460	)(l)	(706,438)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(1,250	)(l)	(728,508)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(680	)(l)	(485,909)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	29

Schedule of Investments (continued)	Intermediate Government Bond Portfolio

	Contracts		Value
Options Written
Call Swaptions Written (concluded)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(1,100	)(l)	$(855,836)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(390	)(l)	(341,405)

			(3,762,664)

Put Swaptions Written
Receive a fixed rate of 3.100% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Citibank NA	(2,350	)(l)	(175,515)
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Deutsche Bank AG	(4,800	)(l)	(255,427)
Receive a fixed rate of 4.580% and pay a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker, Bank of America NA	(380	)(l)	(129,487)
Receive a fixed rate of 4.700% and pay a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(1,040	)(l)	(128,685)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.	(910	)(l)	(421,346)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Deutsche Bank AG	(1,460	)(l)	(587,071)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(1,250	)(l)	(617,348)
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(680	)(l)	(234,098)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(1,100	)(l)	(197,269)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(390	)(l)	(66,377)

			(2,812,623)

Total Options Written (Premiums received — $ 6,207,633) — (1.3)%			(6,575,287)

Total Investments Net of TBA Sale Commitments and Options Written — 110.5%			556,776,329
Liabilities in Excess of Other Assets — (10.5)%			(53,061,663)

Net Assets — 100.0%			$503,714,666

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$574,683,993

Gross unrealized appreciation	$3,668,746
Gross unrealized depreciation	(7,781,811)

Net unrealized depreciation	$(4,113,065)

(a)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(b)	Security, or a portion thereof, subject to financing transactions.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(e)	The rate shown is the effective yield as of report date.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Security is fair valued by the Board of Trustees.

(h)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Income
BlackRock TempFund	$45,000,000	—	—	$39,285
Federal Housing Authority,
Merrill Lynch Project, Series 29,
Class 1A1	—	$4,590	—	$10,073

(i)	U.S. dollar denominated security issued by foreign domiciled entity.

(j)	Represents current yield as of report date.

(k)	The rate shown is the effective yield on the discount notes at the time of purchase.

(l)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,078,000	USD	2,569,822	10/03/08	$(137,428)
USD	1,383,314	AUD	1,650,000	10/3/08	79,399
EUR	3,025,000	USD	4,320,588	10/23/08	(51,614)
USD	6,671,069	EUR	4,262,500	10/23/08	655,696

Total					$546,053

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
1,001	U.S. Treasury Notes (5 Year)	December 2008	$112,346,609	$(850,546)
305	U.S. Treasury Notes (10 Year)	December 2008	$34,960,625	(754,435)
68	Euro-Bund	December 2008	$11,015,669	97,965
42	Gilt British	December 2008	$8,374,164	7,535

Total				$(1,499,481)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
25	U.S. Treasury Notes (2 Year)	December 2008	$5,335,938	$8,251
445	U.S. Treasury Bonds	December 2008	$52,141,484	946,753
149	Euro Dollar Futures	June 2009	$36,117,600	40,291

Total				$995,295

See Notes to Financial Statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Intermediate Government Bond Portfolio

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, December 2009	USD	6,800,000	$144,370
Receive a fixed rate of 5.02% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, November 2011	USD	2,000,000	104,575
Receive a fixed rate of 4.87% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2012	USD	57,000,000	2,014,766
Pay a fixed rate of 4.81% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2012	USD	47,000,000	(1,529,494)
Receive a fixed rate of 4.36% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, December 2012	USD	17,800,000	485,325
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month USD LIBOR
Broker, Bank of America NA Expires, January 2013	USD	10,600,000	(75,823)
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, March 2013	USD	2,400,000	49,859
Pay a fixed rate of 3.48% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, March 2013	USD	2,400,000	47,637
Receive a fixed rate of 3.25% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, March 2013	USD	11,700,000	(360,990)
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR
Broker, Deutsche Bank AG Expires, April 2013	GBP	2,800,000	(32,828)
Receive a fixed rate of 4.27% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, July 2013	USD	10,400,000	124,670
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, July 2015	USD	17,000,000	(173,855)
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, July 2015	USD	21,100,000	(366,763)
Pay a fixed rate of 5.64% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, July 2017	USD	9,000,000	(855,151)
Pay a fixed rate of 5.31% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, October 2017	USD	24,300,000	(2,015,050)
Receive a fixed rate of 5.06% and pay a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, November 2017	USD	7,100,000	442,372
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley Capital Services, Inc. Expires, May 2018	USD	7,400,000	100,824
Receive a fixed rate of 4.31% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, May 2018	USD	1,900,000	1,805

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	31

Schedule of Investments (concluded)	Intermediate Government Bond Portfolio

		Notional Amount	Unrealized Appreciation (Depreciation)
Pay a fixed rate of 4.51% and receive a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley Capital Services, Inc. Expires, May 2018	USD	5,000,000	$(86,606)
Pay a fixed rate of 4.65% and receive a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, November 2018	USD	1,700,000	(18,881)
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, August 2022	USD	12,035,000	1,035,932
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, April 2027	USD	2,000,000	219,934
Sold credit default protection on CMBX.NA.3.AAA and receive 5.41%
Broker, Credit Suisse International Expires, December 2049(g)	USD	4,900,000	(3,407)

Total			$(746,779)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Intermediate Bond II Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Preferred Stocks
Banks — 0.1%
Citigroup, Inc.,
8.13% (a)	60,000	$990,000

	Par (000)
Trust Preferred
Banks — 2.0%
Bank of America Corp. Capital Trust XI, Capital Securities,
6.63%, 5/23/36	$535	413,678
Bank of America Corp., Depositary Shares,
8.13%(b)	2,775	2,242,033
Barclays Bank Plc (United Kingdom), Subordinated Notes,
7.38%, 6/29/49(c)(d)	1,500	1,349,415
JPMorgan Chase & Co., Depositary Shares,
7.90%(b)	5,785	4,870,276
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
6.99%(c)(d)(e)	2,575	1,919,021
State Street Capital Trust III, Capital Securities,
8.25%(b)(e)	4,175	4,093,838
UBS Preferred Funding Trust I, Inc., Capital Securities,
8.62%(b)(e)	475	459,111
Wachovia Corp., Capital Securities,
7.98%(b)(e)	4,500	1,880,730

		17,228,102

Finance — 0.6%
Credit Suisse (Guernsey), Unsecured Notes,
5.86%, 5/15/17(c)(f)	5,160	3,906,466
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(e)	2,125	1,719,490

		5,625,956

Insurance — 0.3%
CHUBB Corp., Capital Securities,
6.38%, 3/29/67(e)	950	724,446
Progressive Corp., Junior Subordinated Notes,
6.70%, 6/15/37	1,580	1,287,327
Travelers Cos., Inc., Debentures,
6.25%, 3/15/37(e)	1,000	769,134

		2,780,907

Total Trust Preferred — 2.9%		25,634,965

U.S. Government & Agency Obligations
Federal Home Loan Bank,
5.53%, 11/03/14	7,880	8,008,806
5.63%, 6/11/21	9,585	10,159,985
Federal Home Loan Bank of Chicago, Subordinated Notes,
5.63%, 6/13/16	4,430	4,062,350
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16	4,665	4,626,332
Federal National Mortgage Assoc., Subordinated Notes,
5.25%, 8/01/12	3,070	3,105,489
4.63%, 5/01/13(g)	1,960	1,926,386
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10	9,595	9,551,112
U.S. Treasury Bonds,
4.38%, 2/15/38	1,210	1,225,408
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25	1,450	1,639,155
2.00%, 1/15/26	2,000	2,023,422
1.75%, 1/15/28	4,900	4,487,671
U.S. Treasury Notes,
3.13%, 8/31/13(h)	24,715	24,904,218
4.00%, 8/15/18	9,973	10,114,806

Total U.S. Government & Agency Obligations — 9.7%		85,835,140

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.77%, 1/01/35(e)	3,062	3,057,301
4.98%, 10/01/35(e)	9,439	9,562,262
Federal Home Loan Mortgage Corp. 30 Year TBA,
6.00%, 10/01/38	1,700	1,720,719
Federal Home Loan Mortgage Corp. ARM,
6.00%, 10/01/36(e)(g)	6,360	6,538,640
Federal National Mortgage Assoc.,
8.50%, 8/01/09	15	14,661
6.00%, 5/01/16-2/01/17	347	355,325
5.50%, 1/01/20-5/01/37(g)	41,182	41,187,922
5.00%, 8/01/33-11/01/36	23,786	23,228,422
Federal National Mortgage Assoc. 12 Month LIBOR,
4.00%, 4/01/34(e)	3,398	3,396,765
Federal National Mortgage Assoc. 15 Year TBA,
5.50%, 10/01/23	200	201,500
Federal National Mortgage Assoc. 30 Year TBA,
6.00%, 10/01/38	35,200	35,651,000
6.50%, 10/01/38	11,800	12,098,688
Federal National Mortgage Assoc. ARM,
4.83%, 9/01/35(e)(g)	3,254	3,273,189
Government National Mortgage Assoc. II, Series 4006,
6.00%, 7/20/37	5,245	5,321,611

Total Mortgage Pass-Throughs — 16.4%		145,608,005

Collateralized Mortgage Obligations
American Home Mortgage Asset Trust, Series 06-6, Class A1A,
3.40%, 12/25/46(e)	901	546,734
Bear Stearns Mortgage Trust, Series 04-12, Class 1A1,
3.56%, 1/25/35(e)	1,458	1,064,243
Bear Stearns Mortgage Trust, Series 04-13, Class A1,
3.58%, 11/25/34(e)	1,983	1,267,594
Bear Stearns Mortgage Trust, Series 04-7, Class 4A,
5.03%, 10/25/34(e)	1,871	1,351,385
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A,
5.34%, 8/25/35(e)	1,748	1,500,108
See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	33

Schedule of Investments (continued)	Intermediate Bond II Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35	$5,868	$4,470,792
Countrywide Alternative Loan Trust, Series 06-OA10, Class 1A1,
4.04%, 8/25/46(e)	937	578,521
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
3.38%, 3/20/47(e)	2,483	1,520,185
Countrywide Home Loans, Series 04-29, Class 1A1,
3.48%, 2/25/35(e)	828	546,441
Countrywide Home Loans, Series 06-OA5, Class 2A1,
3.41%, 4/25/46(e)	1,088	656,229
Credit Suisse Mortgage Capital Backed Trust, Series 06-8, Class 3A1,
6.00%, 10/25/21	1,478	1,062,073
Deutsche ALT-A Securities, Inc., Series 06-AR3, Class A3,
3.30%, 8/25/36(e)	3,996	3,487,470
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
3.41%, 2/25/47(e)	1,302	774,873
Federal Home Loan Mortgage Corp., Series 2391, Class VA,
6.00%, 5/15/18	6,078	6,145,725
Federal Home Loan Mortgage Corp., Series 2626, Class NA,
5.00%, 6/15/23	7,598	7,665,876
Federal Home Loan Mortgage Corp., Series 2684, Class SP (IO),
5.01%, 1/15/33	1,070	155,582
Federal Home Loan Mortgage Corp., Series 3208, Class PS (IO),
4.61%, 8/15/36	5,157	535,053
Federal Home Loan Mortgage Corp., Series 3294, Class NA,
5.50%, 7/15/27	5,625	5,745,412
Federal Home Loan Mortgage Corp., Series 3316, Class SB (IO),
4.71%, 8/15/35	940	95,437
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1,
3.31%, 2/25/32	1,212	1,124,422
Federal National Mortgage Assoc., Series 89-16, Class B (PO),
0.00%, 3/25/19	58	48,710
Federal National Mortgage Assoc., Series 05-109, Class PV,
6.00%, 10/25/32	10,808	11,108,254
Federal National Mortgage Assoc., Series 05-118, Class MC,
6.00%, 1/25/32	6,501	6,609,032
Federal National Mortgage Assoc., Series 05-118, Class WA,
6.00%, 10/25/33	6,717	6,828,687
Federal National Mortgage Assoc., Series 05-29, Class AT,
4.50%, 4/25/35	2,449	2,449,262
Federal National Mortgage Assoc., Series 05-29, Class WB,
4.75%, 4/25/35	6,464	6,443,855
Federal National Mortgage Assoc., Series 05-62, Class CQ,
4.75%, 7/25/35	8,127	8,149,962
Federal National Mortgage Assoc., Series 05-88, Class PA,
5.00%, 9/25/24	5,526	5,545,988
Federal National Mortgage Assoc., Series 05-97, Class HM,
5.00%, 1/25/26	6,900	6,933,832
Federal National Mortgage Assoc., Series 378, Class 4 (IO),
5.00%, 7/01/36 (i)	9,058	1,784,885
First Horizon Alernative Mortgage Securities, Inc., Series 04-AA4, Class A1,
5.38%, 10/25/34(e)	3,124	2,235,723
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1,
5.25%, 7/25/35(e)	644	565,129
Goldman Sachs Residential Mortgage Loan Trust, Series 06-OA1, Class 2A1,
3.40%, 8/25/46(e)	2,727	1,867,834
Harborview Mortgage Loan Trust, Series 06-9, Class 2A1A,
3.24%, 11/19/36(e)	1,840	1,122,297
Homebanc Mortgage Trust, Series 06-2, Class A1,
3.39%, 12/25/36(e)	2,699	1,843,640
JPMorgan Mortgage Trust, Series 06-A2, Class 5A3,
4.33%, 11/25/33(e)	5,009	4,785,606
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36	741	695,700
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22	613	568,818
Mortgage IT Trust, Series 04-1, Class A1,
3.60%, 11/25/34(e)	3,394	2,563,139
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A,
3.27%, 7/25/36(e)	2,527	2,396,785
Residential Funding Mortgage Securities I, Inc., Series 03-S16, Class A3,
5.00%, 9/25/18	8,038	7,577,883
Small Business Administration Participation Certificates, Series 92-20H,
7.40%, 8/01/12	268	271,980
Small Business Administration Participation Certificates, Series 01-P10B, Class 1,
6.34%, 8/01/11	341	347,637
Structured Mortgage Adjustable Rate Mortgage Loan Trust, Series 04-13, Class A2,
3.51%, 9/25/34(e)	756	583,634
Structured Mortgage ARM Loan Trust, Series 04-6, Class 4A1,
4.84%, 6/25/34(e)	7,088	5,982,919
Summit Mortgage Trust, Series 00-1, Class B1,
6.68%, 12/28/12(d)(e)(j)	3	3,272
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
3.63%, 5/25/47(e)	1,244	746,480
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
3.61%, 6/25/47(e)	2,144	1,324,345

See Notes to Financial Statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Intermediate Bond II Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Wells Fargo Mortgage Backed Securities Trust, Series 04-H, Class A1,
4.53%, 6/25/34(e)	$7,798	$7,070,755

Total Collateralized Mortgage Obligations — 15.6%		138,750,198

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36	4,115	4,131,972
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2,
7.32%, 10/15/32	1,790	1,819,039
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(e)	1,800	1,542,892
Commercial Mortgage Loan Trust, Series 08-LS1, Class A4B,
6.22%, 9/10/17(e)	3,730	3,259,432
Commercial Mortgage Pass-Through Certificates Series 2005-C6, Class A2,
5.00%, 6/10/44	6,645	6,528,289
Commercial Mortgage Pass-Through Certificates, Series 04-LB3A, Class A3,
5.09%, 7/10/37(e)	2,385	2,321,466
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CF2, Class A4,
6.51%, 2/15/34	4,144	4,160,066
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 11/15/36	4,050	3,867,660
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	6,185	5,834,396
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG2, Class A1B,
7.30%, 6/10/09	4,818	4,833,080
First Union National Bank Commercial Mortgage Trust, Series 99-C4, Class C,
7.79%, 12/15/31(d)	5,690	5,782,280
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2,
7.20%, 10/15/32	4,263	4,327,824
First Union National Bank Commercial Mortgage Trust, Series 01-C3, Class A3,
6.42%, 6/15/11	6,560	6,617,189
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3,
6.27%, 12/10/35	4,850	4,816,354
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(e)	2,963	2,976,642
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2,
7.46%, 8/16/33	4,186	4,254,022
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2,
6.96%, 11/15/10	5,986	6,058,187
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2,
5.48%, 5/10/40(e)	5,830	5,555,802
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 04-C3, Class A3,
4.21%, 12/10/41	6,697	6,560,380
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A2,
4.31%, 1/10/10	7,160	7,017,730
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-CB8, Class A1A,
4.16%, 4/12/14(d)	2,325	2,122,240
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-LDP4, Class A2,
4.79%, 10/15/42	6,567	6,410,862
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-CB9, Class A2,
5.11%, 6/12/41	7,180	6,978,075
JPMorgan Commercial Mortgage Finance Corp., Series 97-C5, Class E,
7.61%, 9/15/29	4,896	4,994,725
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C3, Class A2,
6.37%, 7/11/31	6,505	6,515,638
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C7, Class A3,
5.87%, 9/15/45(e)	4,825	4,134,651
Wachovia Bank Commercial Mortgage Trust, Series 05-C17, Class A2,
4.78%, 3/15/42	7,232	7,105,310
Wachovia Bank Commercial Mortgage Trust, Series 05-C21, Class A3,
5.21%, 10/15/44(e)	2,270	2,218,117
Wachovia Bank Commercial Mortgage Trust, Series 07-C33, Class A4,
6.10%, 7/15/17(e)	7,420	6,384,028
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO),
1.92%, 5/25/36(d)(i)	33,609	1,165,567

Total Commercial Mortgage Backed Securities — 15.8%		140,293,915

Project Loan — 0.0%
Federal Housing Authority, USGI Project, Series 56,
7.46%, 1/01/23	388	395,813

Certificate of Deposit — 0.1%
SunTrust Bank, Inc.,
4.42%, 6/15/09	1,375	1,382,410

Asset Backed Securities
American Express Issuance Trust, Series 07-2, Class A,
2.74%, 7/15/13(e)	9,540	8,986,493
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 1/15/11	7,075	7,040,765
Amresco Independence Funding, Inc., Series 00-1A, Class A,
3.40%, 1/15/27(d)(e)	679	448,278
Bank of America Credit Card Trust, Series 08-A9, Class A9,
4.07%, 7/15/12	6,820	6,769,445

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	35

Schedule of Investments (continued)	Intermediate Bond II Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Bank One Issuance Trust, Series 04-A7, Class A7,
2.61%, 9/15/11(e)	$6,175	$5,887,324
Bear Stearns Securities, Inc., Series 06-3, Class A1,
3.36%, 8/25/36(e)	2,460	2,257,999
Carrington Mortgage Loan Trust, Series 06-NC3, Class A1,
3.26%, 1/25/31(e)	724	714,891
Chase Issuance Trust, Series 05-A2, Class A2,
2.56%, 4/16/12(e)	5,930	5,583,719
Chase Issuance Trust, Series 07-A15, Class A,
4.96%, 9/17/12	7,325	7,273,668
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/14	5,500	5,364,914
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	6,295	6,133,656
Citibank Credit Card Issuance Trust, Series 06-A6, Class A6,
3.19%, 5/24/12(e)	7,395	7,208,259
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
4.29%, 12/23/13(d)(e)	6,395	6,357,257
Citigroup Mortgage Loan Trust, Inc., Series 06-HE2, Class A2A,
3.26%, 8/25/36(e)	1,282	1,261,285
Citigroup Mortgage Loan Trust, Inc., Series 07-AMC3, Class A2A,
3.32%, 3/25/37(e)	1,687	1,535,210
Countrywide Asset-Backed Certificates, Series 07-12, Class 2A1,
3.56%, 5/25/29(e)	5,226	4,924,358
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FF10, Class A2,
3.26%, 7/25/36(e)	795	786,444
Green Tree Manufactured Housing Contract, Series 96-7, Class A6,
7.65%, 10/15/27(e)	562	579,468
GSAA Home Equity Trust, Series 04-8, Class A3A,
3.58%, 9/25/34(e)	270	173,777
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A,
3.00%, 1/15/24(d)(e)	287	275,810
MBNA Credit Card Master Note Trust, Series 05-A9, Class A9,
2.53%, 4/15/13(e)	7,065	6,833,745
MBNA Credit Card Master Note Trust, Series 06-A1, Class A1,
4.90%, 7/15/11	6,575	6,584,531
The Money Store Small Business Loan Backed Certificates, Series 97-2, Class A,
2.77%, 2/15/29(e)	805	483,253
PMC Capital LP, Series 98-1, Class A,
4.00%, 4/01/21(d)(e)	1,168	934,088
Popular ABS Mortgage Pass-Through Trust, Series 06-D, Class A1,
3.27%, 11/25/36(e)	2,028	1,931,463
Residential Asset Securities Corp., Series 06-EMX6, Class A1,
3.27%, 10/25/30(e)	1,277	1,264,535
Small Business Administration Participation Certificates, Series 96-20H, Class 1,
7.25%, 8/01/16	846	872,575
Structured Asset Receivables Trust, Series 03-2A,
3.25%, 1/21/09(d)(e)(j)	985	973,498
Structured Asset Securities Corp., Series 03-AL1, Class A,
3.36%, 4/25/31(d)	1,919	1,533,434
Student Loan Marketing Assoc. Student Loan Trust, Series 05-8, Class A4,
4.25%, 1/25/28	7,375	7,375,000
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(e)	8,030	7,925,698
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(e)	2,030	2,026,249
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
4.50%, 7/25/23(e)	5,470	5,424,140
SWB Loan-Backed Certificates, Series 99-1, Class A,
7.38%, 5/15/25(d)	805	611,878

Total Asset Backed Securities — 14.0%		124,337,107

Corporate Bonds
Aerospace — 0.3%
United Technologies Corp., Unsecured Notes,
2.88%, 6/01/09(e)	2,825	2,819,036

Banks — 5.2%
Bank of America Corp., Senior Unsecured Notes,
4.88%, 1/15/13	2,280	2,089,973
6.00%, 9/01/17	2,400	2,070,252
5.75%, 12/01/17	2,555	2,166,609
5.65%, 5/01/18	240	202,150
Bank of America Corp., Subordinated Bank Notes,
6.10%, 6/15/17	2,300	2,032,034
Bank of America Corp., Subordinated Notes,
7.80%, 2/15/10	1,115	1,095,813
Citigroup, Inc., Senior Unsecured Notes,
5.30%, 10/17/12	7,675	6,832,469
Citigroup, Inc., Unsecured Notes,
4.13%, 2/22/10	4,745	4,379,009
4.63%, 8/03/10	860	785,251
Deutsche Bank AG (United Kingdom) Bonds,
5.38%, 10/12/12 (c)	3,175	3,059,303
JPMorgan Chase & Co., Subordinated Notes,
6.25%, 2/15/11	1,500	1,484,415
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17-10/01/17	4,505	4,117,177
SunTrust Banks, Inc., Senior Unsecured Notes,
4.00%, 10/15/08	1,100	1,099,670
UBS AG, Senior Notes,
5.88%, 12/20/17	4,165	3,698,199
UBS AG, Senior Unsecured Notes,
5.75%, 4/25/18	3,800	3,305,050
Wachovia Corp., Subordinated Notes,
5.63%, 12/15/08(g)	2,150	2,107,024
Wachovia Corp., Unsecured Notes,
5.30%, 10/15/11	2,650	2,212,530
Wells Fargo & Co., Unsecured Notes,
4.63%, 8/09/10	1,475	1,468,891
4.88%, 1/12/11	830	827,392
5.25%, 10/23/12	860	825,471

		45,858,682

See Notes to Financial Statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Intermediate Bond II Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Broadcasting — 0.3%
Cox Communications, Inc., Senior Unsecured Notes,
7.75%, 11/01/10	$295	$305,921
7.13%, 10/01/12	900	916,980
News America Holdings, Inc., Senior Debentures,
9.50%, 7/15/24	550	615,854
8.50%, 2/23/25	650	656,785

		2,495,540

Computer & Office Equipment — 0.2%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17	2,250	2,179,526

Computer Software & Services — 0.6%
Oracle Corp., Senior Unsecured Notes,
5.75%, 4/15/18	1,320	1,225,627
Oracle Corp., Unsecured Notes,
5.00%, 1/15/11(g)	3,650	3,736,757

		4,962,384

Energy & Utilities — 1.9%
Dominion Resources, Inc., Senior Unsecured Notes,
5.13%, 12/15/09	455	458,868
Duke Energy Corp., First Mortgage Bonds,
5.25%, 1/15/18(g)	925	874,504
NiSource Finance Corp., Secured Notes,
7.88%, 11/15/10	2,400	2,469,614
NiSource Finance Corp., Unsecured Notes,
3.38%, 11/23/09(e)	2,450	2,387,444
PECO Energy Co., First Refunding Mortgages,
5.95%, 11/01/11(g)	1,900	1,922,420
Scottish Power Ltd. (United Kingdom), Unsecured Notes,
4.91%, 3/15/10(c)	2,300	2,310,350
SP PowerAssets Ltd. (Singapore), Unsecured Notes,
3.80%, 10/22/08(c)(d)	1,325	1,324,934
Virginia Electric & Power Co., Unsecured Notes,
5.73%, 11/25/08	2,514	2,520,486
XTO Energy, Inc., Senior Unsecured Notes,
6.25%, 8/01/17	2,700	2,547,653

		16,816,273

Entertainment & Leisure — 1.8%
Comcast Cable Communications Corp., Senior Unsecured Notes,
5.45%, 11/15/10	4,000	4,014,468
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13	1,235	1,295,256
Comcast Cable Holdings LLC, Senior Debentures,
7.88%, 8/01/13	735	763,788
Comcast Corp., Unsecured Notes,
5.90%, 3/15/16	1,250	1,145,692
Rogers Cable, Inc. (Canada), Senior Secured Notes,
6.25%, 6/15/13(c)	2,575	2,575,129
TCI Communications, Inc., Senior Debentures,
8.75%, 8/01/15	965	1,024,845
Time Warner Cable, Inc., Unsecured Notes,
5.85%, 5/01/17	4,050	3,568,204
Time Warner, Inc., Senior Unsecured Notes,
6.75%, 4/15/11	1,110	1,107,520
Turner Broadcasting Corp., Senior Notes,
8.38%, 7/01/13	300	309,708

		15,804,610

Finance — 8.2%
American International Group, Inc., Senior Unsecured Notes,
5.85%, 1/16/18	7,205	3,616,528
BAE Systems Holdings, Inc., Unsecured Notes,
5.20%, 8/15/15(d)	680	634,619
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12	3,460	3,495,029
The Bear Stearns Cos., Inc., Unsecured Notes,
3.25%, 3/25/09	3,500	3,449,222
5.50%, 8/15/11	1,725	1,659,277
Diageo Capital Plc (United Kingdom), Unsecured Notes,
5.20%, 1/30/13(c)	3,950	3,930,586
EDP Finance BV (Netherlands), Senior Notes,
5.38%, 11/02/12(c)(d)	10,200	10,273,338
EnCana Holdings Finance Corp. (Canada), Senior Unsecured Notes,
5.80%, 5/01/14(c)	980	936,165
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10-4/10/12	8,730	8,417,076
5.88%, 2/15/12	690	668,845
6.00%, 6/15/12	1,775	1,704,869
General Electric Capital Corp., Unsecured Notes,
4.88%, 10/21/10	4,120	3,988,691
5.00%, 11/15/11	8,255	7,988,463
Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13	7,945	6,682,913
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
5.75%, 4/25/11(k)	2,620	327,500
6.20%, 9/26/14(k)	3,905	488,125
4.52%, 9/15/22(e)(k)	1,525	190,625
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.75%, 12/28/17(k)	2,550	3,187
Lehman Brothers Holdings, Inc., Unsecured Notes,
5.00%, 1/14/11(k)	1,365	170,625
5.25%, 2/06/12(k)	1,015	126,875
Morgan Stanley, Senior Notes,
3.04%, 1/09/12(e)(g)	10,025	6,630,194
5.55%, 4/27/17	505	313,065
6.25%, 8/28/17	3,775	2,340,655
Morgan Stanley, Unsecured Notes,
6.75%, 4/15/11	350	259,040
Nationwide Building Society (United Kingdom), Unsecured Notes,
4.25%, 2/01/10(c)(d)	125	122,901
SLM Corp., Senior Unsecured Notes,
2.94%, 7/27/09(e)	1,400	1,232,297
7.14%, 1/31/14(e)	3,750	2,250,675
Xstrata Finance Ltd. (Canada), Unsecured Notes,
5.80%, 11/15/16(c)(d)	1,025	923,553

		72,824,938

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	37

Schedule of Investments (continued)	Intermediate Bond II Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Food & Agriculture — 0.7%
Kraft Foods, Inc., Senior Unsecured Notes,
6.00%, 2/11/13	$1,280	$1,272,160
6.50%, 8/11/17	5,025	4,835,070

		6,107,230

Insurance — 3.3%
ASIF Global Financing XXIII, Unsecured Notes,
3.90%, 10/22/08(d)	320	300,800
Metropolitan Life Global Funding I, Senior Unsecured Notes,
5.13%, 4/10/13(d)	2,325	2,258,682
Monumental Global Funding II, Notes,
2.67%, 6/16/10(d)(e)	4,940	4,898,988
New York Life Global Funding, Unsecured Notes,
3.88%, 1/15/09(d)	2,945	2,939,999
5.25%, 10/16/12(d)	4,650	4,792,518
Pricoa Global Funding I, Secured Notes,
5.40%, 10/18/12(d)	3,800	3,806,654
Prudential Financial, Inc., Senior Unsecured Notes,
5.80%, 6/15/12	2,175	2,167,588
TIAA Global Markets, Unsecured Notes,
5.13%, 10/10/12(d)	3,775	3,844,128
UnitedHealth Group, Inc., Unsecured Notes,
5.25%, 3/15/11	2,600	2,584,894
WellPoint, Inc., Unsecured Notes,
5.00%, 1/15/11	1,925	1,913,835

		29,508,086

Medical & Medical Services — 0.2%
Amgen, Inc., Senior Unsecured Notes,
2.89%, 11/28/08(e)	1,890	1,884,854

Motor Vehicles — 0.5%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes,
4.88%, 6/15/10	2,000	1,990,990
5.75%, 9/08/11	2,125	2,098,012
6.50%, 11/15/13	475	463,544

		4,552,546

Oil & Gas — 1.6%
Anadarko Petroleum Corp., Senior Unsecured Notes,
5.95%, 9/15/16	4,000	3,676,460
Canadian Natural Resources (Canada), Unsecured Notes,
5.70%, 5/15/17(c)	810	708,094
ConocoPhillips Funding Co. (Australia), Unsecured Notes,
2.89%, 4/09/09(c)(e)	3,523	3,488,531
ConocoPhillips, Senior Unsecured Notes,
8.75%, 5/25/10	2,400	2,577,706
EnCana Corp. (Canada), Unsecured Notes,
4.60%, 8/15/09(c)	175	174,837
Halliburton Co., Senior Unsecured Notes,
5.50%, 10/15/10(g)	1,850	1,904,231
Transocean, Inc., Senior Unsecured Notes,
5.25%, 3/15/13	2,025	1,967,449

		14,497,308

Pharmaceuticals — 0.4%
Abbott Laboratories, Unsecured Notes,
5.60%, 5/15/11	1,250	1,291,909
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes,
4.85%, 5/15/13	2,000	1,963,450
Schering-Plough Corp., Senior Notes,
5.55%, 12/01/13	795	768,794

		4,024,153

Real Estate — 0.1%
The Rouse Co., Unsecured Notes (REIT),
3.63%, 3/15/09	600	534,000

Retail Merchandising — 0.6%
Target Corp., Senior Unsecured Notes,
5.13%, 1/15/13	5,000	5,017,420

Telecommunications — 3.2%
AT&T, Inc., Senior Unsecured Notes,
5.88%, 2/01/12	130	129,983
AT&T, Inc., Unsecured Notes,
4.95%, 1/15/13	3,525	3,376,950
SingTel Optus Finance Ltd. (Australia), Unsecured Notes,
8.00%, 6/22/10(c)(d)	1,425	1,535,889
Sprint Capital Corp., Senior Unsecured Notes,
7.63%, 1/30/11	1,125	1,023,750
Telecom Italia Capital SA (Italy), Senior Notes,
5.25%, 11/15/13(c)	3,540	3,140,653
Telecom Italia Capital SA (Italy), Senior Unsecured Notes,
5.25%, 10/01/15(c)	600	499,440
Telecom Italia Capital SA (Italy), Unsecured Notes,
6.20%, 7/18/11(c)	3,875	3,876,124
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
5.98%, 6/20/11(c)	3,500	3,461,640
5.86%, 2/04/13(c)	1,875	1,804,050
6.42%, 6/20/16(c)	2,200	2,065,602
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(c)	510	520,689
Verizon New Jersey, Inc., Senior Debentures,
5.88%, 1/17/12	5,015	4,922,072
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes,
7.75%, 2/15/10(c)	1,845	1,901,605
Vodafone Group Plc (United Kingdom), Unsecured Notes,
5.00%, 9/15/15(c)	110	96,805

		28,355,252

Transportation — 0.4%
Canadian National Railway Co. (Canada), Senior Unsecured Notes,
4.25%, 8/01/09(c)	2,075	2,073,983
Union Pacific Corp., Unsecured Notes,
7.25%, 11/01/08	1,750	1,753,037

		3,827,020

Total Corporate Bonds — 29.5%		262,068,858

See Notes to Financial Statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Intermediate Bond II Portfolio
(Percentages shown are based on Net Assets)

		Par (000)		Value
Foreign Bonds
Germany — 0.3%
Bundesrepublic Deutschland,
4.00%, 1/04/37	EUR	$1,950		$2,484,189

Mexico — 1.2%
Mexican Bonos,
7.25%, 12/15/16	MXP	25,300		2,154,658
10.00%, 12/05/24	MXP	84,860		8,807,082

				10,961,740

Total Foreign Bonds — 1.5%				13,445,929

Sovereign Bonds(c)
Government — 0.1%
Mexico Government International Bond (Mexico),
5.63%, 1/15/17		330		322,245
7.50%, 4/08/33		200		218,500

Total Sovereign Bonds — 0.1%				540,745

Taxable Municipal Bonds
New York Sales Tax Asset Receivable Corp. Revenue Bonds, Series 04, Class B,
3.83%, 10/15/09		1,280		1,280,243
Wisconsin General Revenue Bonds, Series 03, Class A,
4.80%, 5/01/13		1,910		1,910,707

Total Taxable Municipal Bonds — 0.4%				3,190,950

Total Long-Term Investments (Cost — $1,004,702,307) — 106.1%				942,474,035

		Par/Shares (000)
Short-Term Securities
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(l)		5,100		5,100,000
2.39%, 10/17/08(l)		9,900		9,889,616
Federal Home Loan Mortgage Corp., Discount Notes,
2.06%, 11/04/08(l)		6,700		6,687,028
TCW Money Market Fund, 2.41%(m)		9,063		9,063,054

Total Short-Term Securities (Cost — $30,739,698) — 3.4%				30,739,698

		Contracts
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 4.120% and pay a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG		2,340	(n)	512,766
Receive a fixed rate of 5.210% and pay a floating rate based on 3-month USD LIBOR, expiring March 2011, Broker Goldman Sachs Capital Markets, L.P.		950	(n)	606,899
Receive a fixed rate of 5.360% and pay a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG		1,500	(n)	642,226
Receive a fixed rate of 5.470% and pay a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA		2,860	(n)	2,156,557

				3,918,448

Put Swaptions Purchased
Pay a fixed rate of 4.120% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG		2,340	(n)	1,528,600
Pay a fixed rate of 5.210% and receive a floating rate based on 3-month USD LIBOR, expiring March 2011, Broker Goldman Sachs Capital Markets, L.P.		950	(n)	401,860
Pay a fixed rate of 5.360% and receive a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG		1,500	(n)	430,138
Pay a fixed rate of 5.470% and receive a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA		2,860	(n)	1,203,766
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Bank of America NA		2,700	(n)	163,876
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG		890	(n)	54,419

				3,782,659

Total Options Purchased (Cost — $6,348,997) — 0.9%				7,701,107

Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,041,791,002*) — 110.4%				980,914,840

		Par (000)
TBA Sale Commitments
Federal National Mortgage Assoc. 30 Year TBA,
5.00%, 10/01/38		$(20,100)		(19,597,500)
5.50%, 10/01/38		(24,300)		(24,216,469)

Total TBA Sale Commitments (Proceeds — $44,457,583) — (4.9)%				(43,813,969)

		Contracts
Options Written
Call Swaptions Written
Pay a fixed rate of 4.200% and receive a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG		(1,870	)(n)	(166,999)
Pay a fixed rate of 4.580% and receive a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker Bank of America NA		(680	)(n)	(223,519)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.		(1,630	)(n)	(764,458)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Deutsche Bank AG		(2,600	)(n)	(1,258,040)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	39

Schedule of Investments (continued)	Intermediate Bond II Portfolio
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Written
Call Swaptions Written (concluded)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(2,200	)(n)	$(1,282,174)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(1,180	)(n)	(843,195)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(2,220	)(n)	(1,727,233)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(1,250	)(n)	(1,094,248)

			(7,359,866)

Put Swaptions Written
Receive a fixed rate of 3.100% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Citibank NA	(4,150	)(n)	(309,952)
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Deutsche Bank AG	(8,600	)(n)	(457,640)
Receive a fixed rate of 4.580% and pay a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker, Bank of America NA	(680	)(n)	(231,714)
Receive a fixed rate of 4.700% and pay a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(1,870	)(n)	(231,386)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.	(1,630	)(n)	(754,719)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Deutsche Bank AG	(2,600	)(n)	(1,045,468)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(2,200	)(n)	(1,086,532)
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(1,180	)(n)	(406,229)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(2,220	)(n)	(398,124)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(1,250	)(n)	(212,748)

			(5,134,512)

Total Options Written (Premiums received — $11,787,858) — (1.4)%			(12,494,378)

Total Investments Net of TBA Sale Commitments and Options Written(104.1)%			924,606,493
Liabilities in Excess of Other Assets — (4.1)%			(36,501,571)

Net Assets — 100.0%			$888,104,922

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,041,937,173

Gross unrealized appreciation	$4,910,310
Gross unrealized depreciation	(65,932,643)

Net unrealized depreciation	$(61,022,333)

(a)	Non-income producing security.

(b)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date.

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(h)	Security, or a portion thereof, subject to financing transactions.

(i)	The rate shown is the effective yield as of report date.

(j)	Security is fair valued by the Board of Trustees.

(k)	Issuer filed for bankruptcy and/or is in default of interest payments.

(l)	The rate shown is the effective yield on the discount notes at the time of purchase.

(m)	Represents current yield as of report date.

(n)	One contract represents a notional amount of $10,000.

•	Forward foreign currency contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	6,000,000	USD	5,009,400	10/03/08	$(267,892)
USD	2,531,890	AUD	3,020,000	10/03/08	145,330
EUR	6,205,000	USD	8,863,903	10/23/08	(107,213)
USD	12,453,183	EUR	7,957,000	10/23/08	1,224,017
USD	11,644,866	MXN	118,153,000	10/23/08	874,727

Total					$1,868,969

See Notes to Financial Statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Intermediate Bond II Portfolio

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
175	U.S. Treasury Notes (5 Year)	December 2008	$19,641,016	$(136,918)
2,586	U.S. Treasury Notes (10 Year)	December 2008	$296,420,250	(5,095,173)
60	Euro-Bund	December 2008	$9,719,708	85,762
79	Gilt British	December 2008	$15,751,405	16,149
487	Euro Dollar Futures	June 2009	$118,048,800	(356,726)

Total				$(5,486,906)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
453	U.S. Treasury Notes (2 Year)	December 2008	$96,687,188	$94,067
887	U.S. Treasury Bonds	December 2008	$103,931,453	1,386,487
104	Euro Dollar Futures	June 2010	$25,000,300	32,497

Total				$1,513,051

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, December 2009	USD	11,800,000	$250,525
Receive a fixed rate of 2.90% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, September 2010	USD	34,700,000	(291,574)
Receive a fixed rate of 4.51% and pay a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, September 2010	USD	24,600,000	495,204
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, November 2010	USD	10,300,000	484,605
Receive a fixed rate of 5.02% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, November 2011	USD	17,000,000	891,477
Receive a fixed rate of 5.03% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires, November 2011	USD	10,000,000	526,051
Receive a fixed rate of 4.95% and pay a floating rate based on 3-month USD LIBOR
Broker, UBS AG
Expires, November 2011	USD	3,000,000	149,737
Receive a fixed rate of 4.20% and pay a floating rate based on 3-month USD LIBOR
Broker, Credit Suisse International
Expires, December 2012	USD	50,000,000	1,045,874
Receive a fixed rate of 3.62% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc
Expires, February 2013	USD	68,000,000	(951,176)
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR
Broker, Deutsche Bank AG
Expires, April 2013	GBP	5,100,000	(59,794)
Receive a fixed rate of 3.79% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank N.A
Expires, April 2013	USD	25,000,000	25,265
Receive a fixed rate of 4.27% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires, July 2013	USD	20,700,000	248,140
Receive a fixed rate of 4.42% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank N.A
Expires, December 2014	USD	10,000,000	238,451
Sold credit default protection on Rogers Cable, Inc. and receive 1.02%
Broker, Morgan Stanley Capital Services, Inc.
Expires, December 2014	USD	1,900,000	(75,004)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	41

Schedule of Investments (concluded)	Intermediate Bond II Portfolio

		Notional Amount	Unrealized Appreciation (Depreciation)
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley Capital Services, Inc. Expires, July 2015	USD	22,000,000	$(225,181)
Pay a fixed rate of 5.07% and receive a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, March 2017	USD	12,000,000	(571,816)
Pay a fixed rate of 5.64% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, July 2017	USD	17,200,000	(1,634,289)
Pay a fixed rate of 5.78% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, July 2017	USD	32,800,000	(3,437,631)
Pay a fixed rate of 5.31% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank N.A Expires, October 2017	USD	48,700,000	(4,038,391)
Pay a fixed rate of 5.46% and receive a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank Expires, August 2018	USD	8,900,000	(720,575)
Pay a fixed rate of 4.65% and receive a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, November 2018	USD	3,100,000	(34,430)
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank Expires, August 2022	USD	6,610,000	568,966
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, April 2027	USD	3,700,000	406,210

Total			$(6,709,356)

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

42	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Preferred Stock
Banks — 0.0%
Citigroup, Inc.,
8.13%(a)	4,500	$74,250

	Par (000)
Trust Preferred
Banks — 2.1%
Bank of America Corp. Capital Trust XI, Capital Securities,
6.63%, 5/23/36	$500	386,615
Bank of America Corp., Depositary Shares,
8.00%(b)(c)	630	498,876
8.13%(c)	225	181,786
Barclays Bank Plc (United Kingdom), Unsecured Notes,
5.93%(d)(e)	200	139,084
JPMorgan Chase & Co., Depositary Shares,
7.90%(c)	425	357,799
JPMorgan Chase Capital XXV, Capital Securities,
6.80%, 10/01/37	1,645	1,260,981
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
7.64%(c)(d)	1,000	745,018
UBS Preferred Funding Trust I, Inc., Capital Securities,
8.62%(b)(c)	15	14,498

		3,584,657

Finance — 0.2%
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(e)	630	100,922
Credit Suisse (Guernsey), Unsecured Notes,
5.86%, 5/15/17(d)	160	121,131
Goldman Sachs Capital Trust II, Unsecured Notes,
5.79%(c)	65	28,555
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities,
5.86%(c)(f)	20	2

		250,610

Insurance — 1.4%
Allstate Corp., Junior subordinated Debentures,
6.50%, 5/15/57	900	564,591
CHUBB Corp., Capital Securities,
6.38%, 3/29/67(b)	75	57,193
Lincoln National Corp., Capital Securities,
7.00%, 5/17/66	850	648,198
MetLife, Inc., Junior Subordinated Debentures,
6.40%, 12/15/36	275	171,445
Reinsurance Group of America, Inc., Capital Securities,
6.75%, 12/15/65	50	32,559
Travelers Cos., Inc., Debentures,
6.25%, 3/15/37(b)	895	688,375
Travelers Cos., Inc., Senior Unsecured Notes,
6.25%, 6/15/37	250	216,734

		2,379,095

Total Trust Preferred — 3.7%		6,214,362

U.S. Government & Agency Obligations
Federal Home Loan Bank,
5.38%, 9/30/22	2,600	2,681,458
5.25%, 12/09/22	325	331,047
5.37%, 9/09/24	525	540,103
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16	675	669,405
Federal National Mortgage Assoc.,
7.25%, 5/15/30	675	866,726
Federal National Mortgage Assoc., Subordinated Debentures,
6.09%, 10/09/19(g)	2,850	1,426,653
U.S. Treasury Bonds,
6.13%, 11/15/27	515	626,932
4.38%, 2/15/38	11,650	11,798,351
4.50%, 5/15/38	11,310	11,675,811
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25	75	84,784
1.75%, 1/15/28	2,435	2,230,097
U.S. Treasury Notes,
4.00%, 8/15/18	9,005	9,133,042

Total U.S. Government & Agency Obligations — 25.2%		42,064,409

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 30 Year TBA,
6.00%, 10/01/38	200	202,438
Federal Home Loan Mortgage Corp. Gold,
7.00%, 12/01/29-4/01/32	26	26,988
6.00%, 7/01/36	67	67,723
5.50%, 7/01/38-9/01/38	7,938	7,902,284
Federal Home Loan Mortgage Corp. Gold 15 Year TBA,
4.50%, 10/01/23	400	389,625
Federal National Mortgage Assoc.,
7.00%, 1/01/31	11	11,538
6.00%, 12/01/32-8/01/34	446	454,283
5.50%, 11/01/33-6/01/38	8,638	8,621,728
5.00%, 7/01/35-11/01/35	600	585,348
Federal National Mortgage Assoc. 1 Year CMT,
4.56%, 1/01/35(b)	229	234,050
Federal National Mortgage Assoc. 15 Year TBA,
4.50%, 10/01/23	200	195,000
5.50%, 10/01/23	100	100,750
Federal National Mortgage Assoc. 30 Year TBA,
5.00%, 10/01/38	100	97,500
5.50%, 10/01/38	11,200	11,161,500
6.00%, 10/01/38	2,200	2,228,188
Federal National Mortgage Assoc. 6 Month LIBOR,
4.50%, 2/01/35(b)	939	948,445
Government National Mortgage Assoc. I,
7.00%, 9/15/31-5/15/32	45	47,193
5.50%, 4/15/33-8/15/33	61	61,334
Government National Mortgage Assoc. II ARM,
3.75%, 5/20/34(b)	144	143,996

Total Mortgage Pass-Throughs — 20.1%		33,479,911

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	43

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
American Home Mortgage Asset Trust, Series 06-6, Class A1A,
3.40%, 12/25/46(b)	$84	$51,097
Bank of America Alternative Loan Trust, Series 04-7, Class 4A1,
5.00%, 8/25/19	116	108,339
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A,
5.34%, 8/25/35(b)	556	477,307
Citigroup Mortgage Loan Trust, Inc., Series 06-AR1, Class 1A1,
4.90%, 10/25/35(b)	357	326,326
Countrywide Alternative Loan Trust, Series 04-18CB, Class 2A5,
3.66%, 9/25/34(b)	42	37,878
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35	544	414,816
Countrywide Alternative Loan Trust, Series 06-OA10, Class 1A1,
4.04%, 8/25/46(b)	61	37,730
Countrywide Alternative Loan Trust, Series 06-OA19, Class A1,
3.37%, 2/20/47(b)	222	135,287
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
3.38%, 3/20/47(b)	150	92,132
Countrywide Home Loans, Series 04-29, Class 1A1,
3.48%, 2/25/35(b)	31	20,147
Countrywide Home Loans, Series 06-OA5, Class 2A1,
3.41%, 4/25/46(b)	74	44,490
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 03-3, Class 2A1,
5.50%, 10/25/33	500	416,615
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
3.41%, 2/25/47(b)	169	100,633
Federal Home Loan Mortgage Corp., Series 2825, Class VP,
5.50%, 6/15/15	141	143,559
Federal Home Loan Mortgage Corp., Series 3346, Class SC (IO),
4.06%, 10/15/33(h)	2,289	212,801
Federal National Mortgage Assoc., Series 03-49, Class YD,
5.50%, 6/25/23	387	393,700
Federal National Mortgage Assoc., Series 04-M1, Class A,
4.70%, 6/25/13	103	103,154
Federal National Mortgage Assoc., Series 05-80, Class PB,
5.50%, 4/25/30	152	154,531
Federal National Mortgage Assoc., Series 05-88, Class PA,
5.00%, 9/25/24	837	840,301
Federal National Mortgage Assoc., Series 07-61, Class PE,
5.50%, 7/25/37	170	160,742
Federal National Mortgage Assoc., Series 363, Class 2 (IO),
5.50%, 11/01/35(h)	147	32,249
Federal National Mortgage Assoc., Series 378, Class 19 (IO),
5.00%, 6/01/35(h)	636	121,867
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1,
5.25%, 7/25/35(b)	573	502,337
Goldman Sachs Residential Mortgage Loan Trust, Series 06-OA1, Class 2A1,
3.40%, 8/25/46(b)	217	148,459
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A,
3.34%, 11/19/35(b)	931	586,277
Harborview Mortgage Loan Trust, Series 06-9, Class 2A1A,
3.24%, 11/19/36(b)	124	75,539
Homebanc Mortgage Trust, Series 06-2, Class A1,
3.39%, 12/25/36(b)	251	171,501
JPMorgan Mortgage Trust, Series 06-A2, Class 4A1,
3.88%, 8/25/34(b)	431	393,313
Merrill Lynch Mortgage Investors, Inc., Series 99-C1, Class A2,
7.56%, 11/15/31(i)	69	69,217
Permanent Financing Plc, Series 5, Class 3A,
2.98%, 6/10/34(b)	470	459,010
Structured Asset Securities Corp., Series 05-5, Class 2A4,
5.50%, 4/25/35	500	392,638
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
3.63%, 5/25/47(b)	90	54,290
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
3.61%, 6/25/47(b)	135	83,643
Wells Fargo Mortgage Backed Securities Trust, Series 04-2, Class A1,
5.00%, 1/25/19	770	725,667
Zuni Mortgage Loan Trust, Series 06-OA1, Class A1,
3.34%, 8/25/36(b)	711	685,208

Total Collateralized Mortgage Obligations — 5.3%		8,772,800

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 02-2, Class A3,
5.12%, 7/11/43	260	249,990
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4,
6.19%, 6/11/35	280	279,518
Banc of America Commercial Mortgage, Inc., Series 04-1, Class A3,
4.43%, 11/10/39	270	255,554
Banc of America Commercial Mortgage, Inc., Series 07-2, Class A4,
5.87%, 4/10/49(b)	275	235,610
Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PWR8, Class A4,
4.67%, 6/11/41	70	62,246
Bear Stearns Commercial Mortgage Securities, Inc., Series 07-PW16, Class A4,
5.90%, 5/11/17(b)	795	684,945
Bear Stearns Commercial Mortgage Securities, Inc., Series 07-PW17, Class A4,
5.69%, 6/11/50	175	149,069
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(b)	540	474,565

See Notes to Financial Statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Mortgage Backed Securities
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 06-C5, Class A4,
5.43%, 10/15/49	$65	$56,895
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(b)	175	150,003
Commercial Mortgage Pass-Through Certificates Series 2005-C6, Class A2,
5.00%, 6/10/44	1,025	1,006,997
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	370	349,026
CW Capital Cobalt Ltd., Series 06-C1, Class A4,
5.22%, 8/15/48	1,000	853,189
First Union National Bank Commercial Mortgage Trust, Series 01-C4, Class A2,
6.22%, 12/12/33	360	357,992
First Union National Bank-Bank of America Commercial Mortgage Trust, Series 01-C1, Class A2,
6.14%, 3/15/33	710	709,448
General Electric Capital Commercial Mortgage Corp., Series 02-3A, Class A2,
5.00%, 12/10/37	385	365,143
General Electric Capital Commercial Mortgage Corp., Series 05-C1, Class A3,
4.58%, 6/10/48	240	227,175
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C2, Class A2,
6.95%, 9/15/33	181	181,154
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 2004-C3 Class A3,
4.21%, 12/10/41	1,030	1,008,988
Goldman Sachs Mortgage Securities Corp. II, Series 05-GG4, Class A4A,
4.75%, 7/10/39	100	89,719
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class AAB,
4.62%, 8/10/42	265	248,584
Greenwich Capital Commercial Funding Corp., Series 07-GG9, Class A4,
5.44%, 3/10/39	1,430	1,208,509
Heller Financial Commercial Mortgage Asset Corp., Series 99-PH1, Class A2,
6.85%, 5/15/31	187	187,022
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-CB17, Class A4,
5.43%, 12/12/43	50	43,429
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP9, Class A3,
5.34%, 5/15/47	1,000	860,610
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD11, Class A2,
5.80%, 6/15/49(b)	100	94,106
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD12, Class A2,
5.83%, 8/15/12	75	70,268
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-CB9, Class A2,
5.11%, 6/12/41	1,105	1,073,924
JPMorgan Commercial Mortgage Finance Corp., Series 00-C10, Class A2,
7.37%, 8/15/32(b)	231	233,040
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C2, Class AJ,
5.21%, 4/15/30	100	80,286
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C5, Class A2,
4.89%, 9/15/30	1,145	1,123,659
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C5, Class A4,
4.95%, 9/15/30	90	80,995
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4,
5.37%, 9/15/39	130	113,792
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C2, Class A3,
5.43%, 2/15/40	200	167,756
Morgan Stanley Capital I, Inc., Series 99-FNV1, Class A2,
6.53%, 3/15/31	93	92,704
Morgan Stanley Capital I, Inc., Series 00-LIF2, Class A2,
7.20%, 10/15/33	215	217,828
Morgan Stanley Capital I, Inc., Series 06-IQ12, Class A4,
5.33%, 12/15/43	70	60,715
Morgan Stanley Capital I, Inc., Series 07-HQ12, Class A2,
5.63%, 4/12/49(b)	35	32,729
Morgan Stanley Capital I, Inc., Series 07-IQ14, Class A4,
5.69%, 4/15/49	1,055	896,165
Morgan Stanley Capital I, Inc., Series 07-IQ15, Class AM,
5.88%, 7/11/17(b)	150	117,692
Morgan Stanley Capital I, Series 07-HQ11, Class A4,
5.45%, 2/12/44	375	314,179
Nomura Asset Securities Corp., Series 98-D6, Class A1B,
6.59%, 3/17/28	53	53,048
Prudential Securities Secured Financing Corp., Series 99-C2, Class A2,
7.19%, 4/15/09	257	257,275
Wachovia Bank Commercial Mortgage Trust, Series 05-C17, Class A2,
4.78%, 3/15/42	1,106	1,086,481
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4,
5.74%, 5/15/43(b)	130	116,735

Total Commercial Mortgage Backed Securities — 9.9%		16,578,757

Asset Backed Securities
American Express Issuance Trust, Series 07-2, Class A,
2.74%, 7/15/13(b)	805	758,294
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 1/15/11	975	970,282
Bank One Issuance Trust, Series 04-A7, Class A7,
2.61%, 9/15/11(b)	945	900,975
Bear Stearns Asset Backed Securities Trust, Series 06-HE10, Class 21A1,
3.28%, 12/25/36(b)	161	150,096
Bear Stearns Asset Backed Securities Trust, Series 06-HE4, Class 1A1,
3.27%, 5/25/36(b)	57	55,029
Carrington Mortgage Loan Trust, Series 06-NC5, Class A1,
3.26%, 1/25/37(b)	180	171,077

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	45

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Chase Issuance Trust, Series 05-A12, Class A,
2.50%, 12/15/08(b)	$570	$568,953
Chase Issuance Trust, Series 05-A2, Class A2,
2.56%, 4/16/12(b)	910	856,861
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/14	200	195,088
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	575	560,262
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
4.29%, 12/23/13(b)(e)	440	437,403
Countrywide Asset-Backed Certificates, Series 06-13, Class 3AV2,
3.36%, 1/25/37(b)	923	780,721
Ford Credit Auto Owner Trust, Series 08-A, Class A3A,
3.96%, 4/15/12	425	410,758
Goldman Sachs Home Equity Trust, Series 06-5, Class 2A1,
3.28%, 3/25/36(b)	139	107,876
Goldman Sachs Home Equity Trust, Series 06-9, Class A1,
3.26%, 6/25/36(b)	90	73,083
Home Equity Asset Trust, Series 07-2, Class 2A1,
3.32%, 7/25/37(b)	83	75,363
Honda Auto Receivables Owner Trust, Series 05-6, Class A3,
4.85%, 10/19/09	38	38,101
MBNA Credit Card Master Note Trust, Series 05-A9, Class A9,
2.53%, 4/15/13(b)	595	575,524
Morgan Stanley Capital I, Inc., Series 06-HE8, Class A2A,
3.26%, 10/25/36(b)	122	116,844
Small Business Administration Participation Certificates, Series 02-P10B, Class 1,
5.20%, 8/10/12	46	46,124
Small Business Administration Participation Certificates, Series 04-P10A, Class 1,
4.50%, 2/01/14	103	98,124
Structured Asset Securities Corp., Series 06-AM1, Class A2,
3.27%, 4/25/36(b)	16	15,779
Structured Asset Securities Corp., Series 06-BC6, Class A2,
3.29%, 1/25/37(b)	182	170,946
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(b)	720	710,648
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(b)	180	179,667
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
4.50%, 7/25/23(b)	490	485,892
USAA Auto Owner Trust, Series 05-3, Class A4,
4.63%, 5/15/12(j)	400	394,302
USAA Auto Owner Trust, Series 08-1, Class A3,
4.16%, 4/16/12(j)	570	560,935

Total Asset Backed Securities — 6.3%		10,465,007

Corporate Bonds
Aerospace — 0.5%
United Technologies Corp., Senior Notes,
6.70%, 8/01/28	200	212,836
United Technologies Corp., Unsecured Notes,
6.13%, 7/15/38	650	628,009

		840,845

Banks — 3.2%
Bank of America Corp., Senior Unsecured Notes,
6.00%, 9/01/17	315	271,721
5.75%, 12/01/17	1,730	1,467,019
Bank of America Corp., Subordinated Bank Notes,
6.10%, 6/15/17	100	88,349
Bank of America Corp., Subordinated Notes,
7.80%, 2/15/10	30	29,484
Bank of Scotland Plc (United Kingdom), Mortgage Notes,
5.00%, 11/21/11(d)(e)	365	358,122
Citigroup, Inc., Senior Unsecured Notes,
5.30%, 10/17/12	175	155,789
6.00%, 8/15/17	150	127,070
Citigroup, Inc., Unsecured Notes,
4.13%, 2/22/10	115	106,130
6.13%, 11/21/17	750	635,606
HSBC Bank (USA), Subordinated Notes,
5.88%, 11/01/34	250	193,926
JPMorgan Chase & Co., Unsecured Notes,
6.00%, 1/15/18	85	77,509
UBS AG, Senior Notes,
5.88%, 12/20/17	1,175	1,043,309
Wachovia Bank N.A., Subordinated Notes,
6.60%, 1/15/38	900	533,202
Wells Fargo & Co., Unsecured Notes,
4.63%, 8/09/10	150	149,379
4.88%, 1/12/11	50	49,843

		5,286,458

Broadcasting — 0.9%
Cox Communications, Inc., Senior Unsecured Notes,
7.75%, 11/01/10	25	25,925
Cox Communications, Inc., Unsecured Notes,
6.95%, 6/01/38(e)	400	355,848
News America, Inc., Senior Debentures,
7.63%, 11/30/28	65	62,111
8.15%, 10/17/36	45	45,295
News America, Inc., Senior Unsecured Notes,
6.40%, 12/15/35	250	210,008
6.65%, 11/15/37	1,010	847,111

		1,546,298

Computer & Office Equipment — 0.6%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17	1,100	1,065,546

Computer Software & Services — 0.6%
Oracle Corp., Senior Unsecured Notes,
5.75%, 4/15/18	1,050	974,930

See Notes to Financial Statements.

46	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Consumer Products — 0.1%
Kimberly-Clark Corp., Senior Unsecured Notes,
6.63%, 8/01/37	$150	$150,078

Electronics — 0.0%
L-3 Communications Corp., Senior Subordinated Notes,
6.38%, 10/15/15	5	4,600

Energy & Utilities — 4.1%
Carolina Power & Light Co., First Mortgage Bonds,
6.30%, 4/01/38	300	280,362
CenterPoint Energy, Inc., Senior Unsecured Notes,
7.25%, 9/01/10	25	25,337
Dominion Resources, Inc., Senior Unsecured Notes,
5.13%, 12/15/09	150	151,275
Duke Energy Carolinas LLC, First Mortgage Bonds,
6.00%, 1/15/38	550	494,483
Duke Energy Carolinas LLC, Senior Unsecured Notes,
6.10%, 6/01/37	50	44,192
Energy East Corp., Unsecured Notes,
6.75%, 7/15/36	200	178,360
Florida Power & Light Co., First Mortgage Bonds,
4.95%, 6/01/35	45	36,225
5.95%, 2/01/38	795	738,150
Florida Power Corp., First Mortgage Bonds,
6.40%, 6/15/38	575	544,485
MidAmerican Energy Holdings Co., Bonds,
6.13%, 4/01/36	400	336,432
5.95%, 5/15/37	50	40,928
MidAmerican Energy Holdings Co., Senior Unsecured Notes,
5.80%, 10/15/36	950	781,109
Midwest Generation LLC, Pass-Through Certificates,
8.56%, 1/02/16	17	17,197
NRG Energy, Inc., Senior Unsecured Notes,
7.38%, 2/01/16	15	13,500
PacifiCorp, First Mortgage Bonds,
6.25%, 10/15/37	300	272,277
Progress Energy Florida, Inc., First Mortgage Bonds,
6.35%, 9/15/37	150	140,995
Public Service Co., First Mortgage Bonds,
6.25%, 9/01/37	475	436,625
Southern California Edison Co., First Mortgage Bonds,
5.95%, 2/01/38	600	546,192
Toledo Edison Co., Senior Unsecured Notes,
6.15%, 5/15/37	75	61,062
Virginia Electric & Power Co., Senior Unsecured Notes,
6.00%, 5/15/37	700	606,364
XTO Energy, Inc., Senior Unsecured Notes,
6.75%, 8/01/37	1,150	1,020,415
6.38%, 6/15/38	100	81,649

		6,847,614

Entertainment & Leisure — 1.7%
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13	120	125,855
Comcast Corp., Senior Unsecured Notes,
7.05%, 3/15/33	25	22,422
Comcast Corp., Unsecured Notes,
6.50%, 11/15/35	20	16,698
6.95%, 8/15/37	1,345	1,147,222
CSC Holdings, Inc., Senior Debentures,
8.13%, 8/15/09	10	9,900
CSC Holdings, Inc., Senior Unsecured Notes,
8.13%, 7/15/09	10	9,900
TCI Communications, Inc., Senior Debentures,
8.75%, 8/01/15	100	106,202
Time Warner Cable, Inc., Debentures,
6.55%, 5/01/37	1,600	1,295,821
Time Warner Cos., Inc., Senior Debentures,
7.57%, 2/01/24	15	13,521
Time Warner Entertainment Corp., Senior Debentures,
8.38%, 3/15/23	25	24,765
Time Warner, Inc., Senior Debentures,
7.63%, 4/15/31	15	13,025

		2,785,331

Finance — 3.9%
Arch Western Finance LLC, Senior Notes,
6.75%, 7/01/13	60	56,400
BAE Systems Holdings, Inc., Unsecured Notes,
5.20%, 8/15/15(e)	60	55,996
Bear Stearns Cos., Inc., Senior Unsecured Notes,
3.19%, 7/19/10(b)	60	58,798
Berkshire Hathaway Finance Corp., Senior Unsecured Notes,
3.38%, 10/15/08	75	74,969
Covidien International Finance SA (Luxembourg), Senior Unsecured Notes,
6.55%, 10/15/37(d)	825	793,151
E.ON International Finance BV (Netherlands), Unsecured Notes,
6.65%, 4/30/38(d)(e)	325	315,661
EDP Finance BV (Netherlands) Senior Unsecured Notes,
6.00%, 2/02/18(d)(e)	100	95,691
Fort Irwin Land LLC, Unsecured Notes,
5.03%, 12/15/25(e)	25	20,595
General Electric Capital Corp., Notes,
5.88%, 1/14/38	1,965	1,448,696
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10-4/10/12	155	148,807
5.88%, 2/15/12(j)	725	702,772
General Electric Capital Corp., Unsecured Notes,
6.15%, 8/07/37	1,160	888,142
Goldman Sachs Group, Inc., Subordinated Notes,
6.75%, 10/01/37	950	634,211
Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13	285	239,727
Lehman Brothers Holdings, Inc., Senior Notes,
5.63%, 1/24/13(f)	115	14,375
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
6.63%, 1/18/12(f)	100	12,500
7.00%, 9/27/27(f)	50	6,250
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.88%, 7/17/37(f)	275	344
Lehman Brothers Holdings, Inc., Unsecured Notes,
5.25%, 2/06/12(f)	90	11,250
4.80%, 3/13/14(f)	125	15,625

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	47

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Finance (concluded)
Morgan Stanley, Senior Notes,
6.25%, 8/28/17	$1,085	$672,744
Morgan Stanley, Unsecured Notes,
6.75%, 4/15/11	50	37,006
Student Loan Marketing Corp., Senior Unsecured Notes,
5.13%, 8/27/12	125	81,250
Student Loan Marketing Corp., Unsecured Notes,
5.40%, 10/25/11	75	52,500
UnitedHealth Group, Inc., Unsecured Notes,
5.80%, 3/15/36	70	53,106
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes,
10.75%, 12/01/15(d)(e)	25	24,500

		6,515,066

Food & Agriculture — 1.1%
Kraft Foods, Inc., Senior Unsecured Notes,
6.50%, 8/11/17	130	125,086
7.00%, 8/11/37	100	93,560
6.88%, 2/01/38	900	828,563
Monsanto Co., Senior Unsecured Notes,
5.13%, 4/15/18	275	261,546
Tesco Plc (United Kingdom), Unsecured Notes,
6.15%, 11/15/37(d)(e)	625	513,188

		1,821,943

Insurance — 1.0%
ASIF Global Financing XXIII, Unsecured Notes,
3.90%, 10/22/08(e)	65	61,100
CHUBB Corp., Senior Unsecured Notes,
6.00%, 5/11/37	100	83,953
6.50%, 5/15/38	200	180,903
Lincoln National Corp., Senior Unsecured Notes,
6.30%, 10/09/37	75	62,885
MetLife, Inc., Senior Unsecured Notes,
5.70%, 6/15/35	355	279,282
Prudential Financial, Inc., Senior Notes,
6.63%, 12/01/37	1,120	940,342

		1,608,465

Manufacturing — 0.4%
Georgia-Pacific LLC, Senior Unsecured Notes,
7.13%, 1/15/17(e)	20	17,850
Honeywell International, Inc., Senior Debentures,
6.63%, 6/15/28	105	103,568
Honeywell International, Inc., Senior Unsecured Notes,
5.70%, 3/15/37	200	172,466
Parker-Hannifin Corp., Unsecured Notes,
6.25%, 5/15/38	350	338,532

		632,416

Medical & Medical Services — 0.2%
Bio-Rad Laboratories, Inc., Senior Subordinated Notes,
6.13%, 12/15/14	15	13,950
CVS Caremark Corp., Senior Unsecured Notes,
6.25%, 6/01/27	375	337,630

		351,580

Metal & Mining — 0.2%
AK Steel Corp., Senior Unsecured Notes,
7.75%, 6/15/12	15	14,400
Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes,
8.25%, 4/01/15	35	34,388
8.38%, 4/01/17	65	64,025
Ispat Inland ULC (Canada), Notes,
9.75%, 4/01/14(d)	68	71,882
Teck Cominco Ltd. (Canada), Senior Unsecured Notes,
6.13%, 10/01/35(d)	200	150,895

		335,590

Oil & Gas — 2.4%
Anadarko Petroleum Corp., Senior Unsecured Notes,
5.95%, 9/15/16	250	229,779
6.45%, 9/15/36	600	470,429
Canadian Natural Resources (Canada), Unsecured Notes,
6.25%, 3/15/38(d)	200	154,246
6.75%, 2/01/39(d)	225	185,501
Chesapeake Energy Corp., Senior Unsecured Notes,
6.38%, 6/15/15	10	8,925
6.25%, 1/15/18	5	4,275
Compton Petroleum Finance Corp. (Canada), Senior Notes,
7.63%, 12/01/13(d)	5	4,387
ConocoPhillips Funding Co. (Canada), Unsecured Notes,
5.95%, 10/15/36(d)	800	722,681
Devon Energy Corp., Senior Debentures,
7.95%, 4/15/32	300	308,743
EnCana Corp. (Canada), Senior Unsecured Notes,
6.30%, 11/01/11(d)	70	71,352
EnCana Corp. (Canada), Unsecured Notes,
6.63%, 8/15/37(d)	175	142,105
6.50%, 2/01/38	400	322,722
Enterprise Products Operating LP, Senior Unsecured Notes,
4.95%, 6/01/10	50	49,583
Gaz Capital Corp. (Russia), Unsecured Notes,
7.29%, 8/16/37(d)(e)	100	71,000
Petro (Canada), Senior Unsecured Notes,
6.80%, 5/15/38(d)	575	455,531
Sabine Pass LNG LP, Notes,
7.50%, 11/30/16	20	15,600
Suncor Energy, Inc. (Canada), Unsecured Notes,
6.50%, 6/15/38(d)	200	167,132
Tennessee Gas Pipeline Co., Senior Debentures,
7.00%, 10/15/28	15	12,854
Transcontinental Gas Pipeline Corp., Senior Notes,
8.88%, 7/15/12	30	32,585
Transocean, Inc., Senior Unsecured Notes,
6.80%, 3/15/38	400	367,002
Weatherford International, Inc., Senior Unsecured Notes,
6.80%, 6/15/37	200	179,688

		3,976,120

Pharmaceuticals — 2.9%
Abbott Laboratories, Senior Unsecured Notes,
6.15%, 11/30/37	650	608,312
Bristol-Myers Squibb Co., Unsecured Notes,
5.88%, 11/15/36	175	154,218

See Notes to Financial Statements.

48	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

		Par (000)	Value
Corporate Bonds
Pharmaceuticals (concluded)
6.13%, 5/01/38		$675	$613,257
Eli Lilly & Co., Unsecured Notes,
5.55%, 3/15/37		700	639,979
Glaxosmithkline Capital, Inc., Senior Unsecured Notes,
6.38%, 5/15/38		600	563,275
Schering-Plough Corp., Senior Unsecured Notes,
6.55%, 9/15/37		900	824,319
Teva Pharmaceutical Finance Co. LLC, Unsecured Notes,
6.15%, 2/01/36		750	656,520
Wyeth, Unsecured Notes,
6.00%, 2/15/36		175	163,017
5.95%, 4/01/37		650	586,088

			4,808,985

Real Estate — 0.0%
Icahn Enterprises LP, Senior Unsecured Notes,
7.13%, 2/15/13		130	99,450

Retail Merchandising — 0.8%
Target Corp., Senior Unsecured Notes,
6.50%, 10/15/37		150	137,791
7.00%, 1/15/38		250	235,223
Wal-Mart Stores, Inc., Senior Unsecured Notes,
6.50%, 8/15/37		375	351,849
6.20%, 4/15/38		775	706,955

			1,431,818

Telecommunications — 4.0%
AT&T, Inc., Unsecured Notes,
6.50%, 9/01/37		500	425,340
6.30%, 1/15/38		1,075	890,315
6.40%, 5/15/38		1,350	1,132,947
Cincinnati Bell, Inc., Senior Unsecured Notes,
7.25%, 7/15/13		5	4,500
Embarq Corp., Unsecured Notes,
8.00%, 6/01/36		400	286,044
Frontier Communications Corp., Senior Unsecured Notes,
6.25%, 1/15/13		20	18,725
Intelsat Corp., Senior Debentures,
6.88%, 1/15/28		30	20,400
Qwest Communications International, Inc., Senior Unsecured Notes,
7.50%, 2/15/14		55	47,575
Qwest Corp., Unsecured Notes,
6.07%, 6/15/13		30	25,500
Rogers Communications, Inc., Senior Unsecured Notes,
7.50%, 8/15/38		425	423,536
Rogers Wireless Communications, Inc. (Canada), Notes,
7.50%, 3/15/15(d)		25	25,412
Telecom Italia Capital SA (Italy), Senior Unsecured Notes,
5.25%, 10/01/15(d)		100	83,240
6.00%, 9/30/34(d)		315	220,695
7.20%, 7/18/36(d)		300	236,448
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
6.42%, 6/20/16(d)		75	70,418
7.05%, 6/20/36(d)		375	339,169
Verizon Communications, Inc., Senior Unsecured Notes,
6.40%, 2/15/38		1,025	855,486
6.90%, 4/15/38		275	243,766
Verizon Communications, Inc., Unsecured Notes,
6.25%, 4/01/37		225	185,383
Verizon New England, Inc., Debentures,
7.88%, 11/15/29		25	22,579
Verizon New Jersey, Inc., Debentures,
7.85%, 11/15/29		45	40,536
Vodafone Group Plc (United Kingdom), Unsecured Notes,
5.00%, 12/16/13(d)		40	37,760
6.15%, 2/27/37(d)		1,150	923,577
Windstream Corp., Senior Unsecured Notes,
8.13%, 8/01/13		35	33,250
8.63%, 8/01/16		25	23,062

			6,615,663

Tobacco — 0.1%
Philip Morris International, Inc., Senior Unsecured Notes,
6.38%, 5/16/38		200	175,927

Transportation — 0.5%
Overseas Shipholding Group, Inc., Senior Unsecured Notes,
7.50%, 2/15/24		15	13,275
United Parcel Service, Inc., Senior Unsecured Notes,
6.20%, 1/15/38		900	837,049

			850,324

Total Corporate Bonds — 29.2%			48,725,047

Foreign Bonds
France — 0.3%
France Government Bond O.A.T.,
3.15%, 7/25/32		215	431,640

Germany — 0.4%
Bundesrepublic Deutschland,
4.25%, 7/04/39	EUR	535	710,090

Mexico — 0.9%
Mexican Bonos,
7.25%, 12/15/16	MXP	13,600	1,158,235
7.75%, 12/14/17	MXP	4,900	428,820

			1,587,055

Total Foreign Bonds — 1.6%			2,728,785

Sovereign Bonds
Government — 0.2%
Israel Government AID Bond (Israel),
5.50%, 9/18/23(d)		325	351,790

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	49

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Taxable Municipal Bonds — 0.0%
Belvoir Land LLC, Series A-1, Unsecured Notes,
5.27%, 12/15/47(e)	$25		$18,638

Total Long-Term Investments (Cost — $182,241,032) — 101.5%			169,473,756

Short-Term Securities
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(k)	600		600,000
2.39%, 10/17/08(k)	11,100		11,088,357

Total Short-Term Securities (Cost — $11,688,357) — 7.0%			11,688,357

	Contracts
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 5.860% and pay a floating rate based on 3-month USD LIBOR, expiring August 2011, Broker JP Morgan Chase Bank	100	(l)	92,919
Receive a fixed rate of 5.280% and pay a floating rate based on 3-month USD LIBOR, expiring November 2010, Broker Barclays Bank Plc	70	(l)	46,279
Receive a fixed rate of 5.335% and pay a floating rate based on 3-month USD LIBOR, expiring November 2010, Broker JP Morgan Chase Bank	80	(l)	54,801
Receive a fixed rate of 5.780% and pay a floating rate based on 3-month USD LIBOR, expiring August 2010, Broker Barclays Bank Plc	150	(l)	135,401

			329,400

Put Swaptions Purchased
Pay a fixed rate of 5.280% and receive a floating rate based on 3-month USD LIBOR, expiring November 2010, Broker Barclays Bank Plc	70	(l)	26,057
Pay a fixed rate of 5.335% and receive a floating rate based on 3-month USD LIBOR, expiring November 2010, Broker JP Morgan Chase Bank	80	(l)	28,370
Pay a fixed rate of 5.780% and receive a floating rate based on 3-month USD LIBOR, expiring August 2010, Broker Barclays Bank Plc	150	(l)	32,347
Pay a fixed rate of 5.860% and receive a floating rate based on 3-month USD LIBOR, expiring August 2011, Broker JP Morgan Chase Bank	100	(l)	28,201

			114,975

Total Options Purchased (Cost — $331,805) — 0.3%			444,375

Total Investments Before TBA Sale Commitments and Options Written (Cost — $194,261,194*) — 108.8%			181,606,488

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.50%, 10/01/38	$(7,900)		(7,855,562)
Federal National Mortgage Assoc. 30 Year TBA,
6.00%, 10/01/38	(200)		(202,563)

Total TBA Sale Commitments (Proceeds — $8,033,313) — (4.8)%			(8,058,125)

	Contracts
Options Written
Call Options Written
U.S. Long Bond (CBT), Strike Price $118, Expires 11/21/08	(10)		(23,125)

Call Swaptions Written
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(250	)(l)	(145,701)

Put Swaptions Written
Receive a fixed rate of 3.100% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Citibank NA	(440	)(l)	(32,862)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(250	)(l)	(123,470)

			(156,332)

Total Options Written (Premiums received — $281,095) — (0.2)%			(325,158)

Total Investments Net of TBA Sale Commitments and Options Written — 103.8%			173,223,205
Liabilities in Excess of Other Assets — (3.8)%			(6,304,036)

Net Assets — 100.0%			$166,919,169

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$194,282,623

Gross unrealized appreciation	$759,495
Gross unrealized depreciation	(13,435,630)

Net unrealized depreciation	$(12,676,135)

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(d)	U.S. dollar denominated security issued by foreign domiciled entity.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

See Notes to Financial Statements.

50	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Long Duration Bond Portfolio

(g)	Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(h)	The rate shown is the effective yield as of report date.

(i)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Income
Merrill Lynch Mortgage Investors, Inc., Series 99-C1, Class A2	$101,588	$11,922	—	$3,062

(j)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(k)	The rate shown is the effective yield on the discount notes at the time of purchase.

(l)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	917,000	USD	765,603	10/03/08	$(40,943)
USD	469,489	AUD	560,000	10/3/08	26,949
EUR	1,072,000	USD	1,530,652	10/23/08	(17,812)
USD	2,824,298	EUR	1,797,000	10/23/08	288,316
USD	1,635,778	MXN	16,875,500	10/23/08	97,505

Total					$354,015

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
425	U.S. Treasury Bonds	December 2008	$49,798,047	$(354,138)
10	Gilt British	December 2008	$1,993,849	1,415

Total				$(352,723)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
52	U.S. Treasury Notes (2 Year)	December 2008	$11,098,750	$(40,291)
125	U.S. Treasury Notes (5 Year)	December 2008	$14,029,297	(28,088)
14	U.S. Treasury Notes (10 Year)	December 2008	$1,604,750	20,900

Total				$(47,479)

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Pay a fixed rate of 5.07% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, April 2009	USD	1,300,000	$(33,524)
Receive a fixed rate of 5.03% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, November 2011	USD	300,000	15,782
Receive a fixed rate of 4.95% and pay a floating rate based on 3-month USD LIBOR
Broker, Bank of America NA Expires, December 2011	USD	500,000	24,742
Pay a fixed rate of 5.05% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, February 2012	USD	1,700,000	(70,598)
Receive a fixed rate of 4.96% and pay a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank Expires, September 2012	USD	2,500,000	98,695
Receive a fixed rate of 3.49% and pay a floating rate based on 3-month USD LIBOR
Broker, Bank of America NA Expires, April 2013	USD	8,000,000	(99,471)
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR
Broker, Deutsche Bank AG Expires, April 2013	GBP	500,000	(5,862)
Receive a fixed rate of 3.66% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, April 2013	USD	1,700,000	(7,626)
Pay a fixed rate of 4.57% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, June 2013	USD	7,700,000	(265,518)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	51

Schedule of Investments (concluded)	Long Duration Bond Portfolio

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 4.43% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, June 2013	USD	3,400,000	$93,740
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, September 2013	USD	7,100,000	(129,060)
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2013	USD	5,000,000	97,710
Pay a fixed rate of 5.64% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, July 2017	USD	800,000	(72,383)
Pay a fixed rate of 4.58% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, December 2017	USD	1,100,000	(26,126)
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2018	USD	400,000	(8,254)
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, April 2027	USD	200,000	21,906
Receive a fixed rate of 5.12% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, June 2028	USD	500,000	35,505
Pay a fixed rate of 5.05% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, November 2037	USD	700,000	(51,017)
Pay a fixed rate of 5.06% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, December 2037	USD	100,000	(7,371)
Pay a fixed rate of 4.77% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, January 2038	USD	400,000	(5,769)
Pay a fixed rate of 4.79% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, January 2038	USD	300,000	(5,347)
Receive a fixed rate of 5.30% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, February 2038	USD	100,000	9,953
Pay a fixed rate of 5.15% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, June 2038	USD	600,000	(51,671)
Pay a fixed rate of 4.57% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2038	USD	100,000	1,795

Total			$(439,769)

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

52	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government & Agency Obligations
Federal National Mortgage Assoc., Unsecured Notes,
6.16%, 2/17/09(a)	$2,760	$2,760,000
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25-1/15/27	37,995	41,656,586
2.00%, 1/15/26	1,225	1,239,346
1.75%, 1/15/28	63,074	57,766,397
3.63%, 4/15/28(b)	4,929	7,710,682
3.88%, 4/15/29(c)	8,700	13,918,435
3.38%, 4/15/32	1,985	2,819,534
U.S. Treasury Inflation Protected Notes,
3.88%, 1/15/09	2,750	3,677,695
4.25%, 1/15/10	800	1,076,291
3.50%, 1/15/11(d)	5,615	7,378,424
2.38%, 4/15/11-1/15/17	37,770	41,952,941
3.38%, 1/15/12	11,891	15,446,967
2.00%, 4/15/12-1/15/16	50,740	57,014,027
3.00%, 7/15/12	10,575	13,463,535
0.63%, 4/15/13	43,300	42,519,382
1.88%, 7/15/13-7/15/15	24,500	27,902,467
1.63%, 1/15/15-1/15/18	66,485	68,288,518
2.50%, 7/15/16	7,466	8,321,670
2.63%, 7/15/17	12,290	13,430,492
1.38%, 7/15/18	19,750	18,605,001
U.S. Treasury Notes,
4.63%, 11/15/16	140	149,231

Total U.S. Government & Agency Obligations — 92.0%		447,097,621

Mortgage Pass-Throughs
Federal National Mortgage Assoc. 1 Year CMT,
4.65%, 2/01/35(a)	498	508,056
Federal National Mortgage Assoc. 12 Month LIBOR,
4.40%, 6/01/34(a)	260	261,761
Federal National Mortgage Assoc. 30 Year TBA,
5.50%, 10/01/38	50,000	49,828,125

Total Mortgage Pass-Throughs — 10.4%		50,597,942

Collateralized Mortgage Obligations — 0.1%
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
3.38%, 3/20/47(a)	974	596,558

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 05-3, Class A4,
4.67%, 7/10/43	495	438,210
Banc of America Commercial Mortgage, Inc., Series 05-4, Class A5A,
4.93%, 7/10/45	580	519,185
Bear Stearns Commercial Mortgage Securities, Inc., Series 06-PW14, Class A4,
5.20%, 12/11/38	360	311,628
Bear Stearns Commercial Mortgage Securities, Inc., Series 07-PW15, Class A4,
5.33%, 2/11/44	330	276,622
JPMorgan Chase Commercial Mortgage Securities Corp., Series 02-CIB4, Class A3,
6.16%, 5/12/34	435	430,673
Wachovia Bank Commercial Mortgage Trust, Series 05-C22, Class A4,
5.27%, 12/15/44(a)	480	434,041
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4,
5.74%, 5/15/43(a)	475	426,533

Total Commercial Mortgage Backed Securities — 0.6%		2,836,892

Asset Backed Securities
Bear Stearns Asset Backed Securities Trust, Series 06-HE4, Class 1A1,
3.27%, 5/25/36(a)	235	228,225
Bear Stearns Asset-Backed Securities Trust, Series 07-2, Class A1,
3.40%, 2/25/37(a)	427	386,421
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/14	700	682,807
Citigroup Mortgage Loan Trust, Inc., Series 07-AMC3, Class A2A,
3.32%, 3/25/37(a)	191	173,797
Countrywide Certificates, Series 06-20, Class 2A1,
3.26%, 4/25/37(a)	478	462,117
Morgan Stanley Capital I, Inc., Series 06-HE7, Class A2A,
3.26%, 9/25/36(a)	378	362,449
Popular ABS Mortgage Pass-Through Trust, Series 06-D, Class A1,
3.27%, 11/25/36(a)	376	357,954
Structured Asset Securities Corp., Series 06-BC3, Class A2,
3.26%, 10/25/36(a)	548	520,121
Structured Asset Securities Corp., Series 07-WF2, Class A2,
3.91%, 8/25/37(a)	646	609,520

Total Asset Backed Securities — 0.8%		3,783,411

Corporate Bonds
Banks — 0.1%
World Bank International Bank for Reconstruction and Development, Senior Bank Notes,
7.03%, 12/10/13(a)	265	253,796

Finance — 1.0%
Bear Stearns Co., Inc., Senior Unsecured Notes,
6.82%, 3/10/14(a)	340	280,374
General Electric Capital Corp., Senior Unsecured Notes,
5.63%, 5/01/18	1,390	1,174,934
JPMorgan Chase & Co., Senior Unsecured Notes,
7.33%, 6/28/09(a)	975	995,844
Lehman Brothers Holdings, Inc., Senior Notes,
5.63%, 1/24/13(e)	900	112,500
Lehman Brothers Holdings, Inc., Unsecured Notes,
6.29%, 6/02/09(a)(e)	610	76,250
Student Loan Marketing Corp., Senior Unsecured Notes,
6.15%, 4/01/09(a)	2,500	2,296,675

		4,936,577

Total Corporate Bonds — 1.1%		5,190,373

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	53

Schedule of Investments (continued)	Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

		Par (000)		Value
Foreign Bonds
France — 1.2%
France Government Bond O.A.T.,
3.00%, 7/25/12		$3,390		$5,792,346

Germany — 0.0%
Kreditanstalt Fur Wiederaufbaure, Unsecured Notes,
0.69%, 8/08/11(a)	JPY	38,000		357,325

Total Foreign Bonds — 1.2%				6,149,671

Total Long-Term Investments (Cost — $542,879,399) — 106.2%				516,252,468

		Par/Shares (000)
Short-Term Securities
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(f)		3,000		3,000,000
0.40%, 10/16/08(f)		3,600		3,599,400
Federal National Mortgage Assoc., Discount Notes,
2.11%, 11/26/08(f)		9,800		9,763,722
TCW Money Market Fund, 2.41%(g)		36		35,903

Total Short-Term Securities (Cost — $16,403,289) — 3.4%				16,399,025

		Contracts
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 5.470% and pay a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA		270	(h)	203,591
Receive a fixed rate of 5.895% and pay a floating rate based on 3-month USD LIBOR, expiring August 2011, Broker JP Morgan Chase Bank		910	(h)	860,985

				1,064,576

Put Swaptions Purchased
Pay a fixed rate of 5.470% and receive a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA		270	(h)	113,642
Pay a fixed rate of 5.895% and receive a floating rate based on 3-month USD LIBOR, expiring August 2011, Broker JP Morgan Chase Bank		910	(h)	249,594
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG		1,200	(h)	73,374

				436,610

Total Options Purchased (Cost — $1,032,250) — 0.3%				1,501,186

Total Investments Before Options Written (Cost — $560,314,938*) — 109.9%				534,152,679

Options Written
Call Swaptions Written
Pay a fixed rate of 4.470% and receive a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker Deutsche Bank AG		(1,470	)(h)	(229,507)
Pay a fixed rate of 4.940% and receive a floating rate based on 3-month USD LIBOR, expiring December 2008, Broker Deutsche Bank AG		(500	)(h)	(224,608)
Pay a fixed rate of 5.325% and receive a floating rate based on 3-month USD LIBOR, expiring July 2013 Broker JP Morgan Chase Bank		(990	)(h)	(415,536)
Pay a fixed rate of 5.430% and receive a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Barclays Bank Plc		(1,090	)(h)	(806,291)

				(1,675,942)

Put Swaptions Written
Receive a fixed rate of 3.100% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Goldman Sachs Capital Markets, L.P.		(3,220	)(h)	(240,493)
Receive a fixed rate of 4.470% and pay a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker Deutsche Bank AG		(1,470	)(h)	(272,476)
Receive a fixed rate of 4.940% and pay a floating rate based on 3-month USD LIBOR, expiring December 2008, Broker Deutsche Bank AG		(500	)(h)	(59,384)
Receive a fixed rate of 5.325% and pay a floating rate based on 3-month USD LIBOR, expiring July 2013, Broker JP Morgan Chase Bank		(990	)(h)	(290,238)
Receive a fixed rate of 5.430% and pay a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Barclays Bank Plc		(1,090	)(h)	(259,334)

				(1,121,925)

Total Options Written (Premiums received — $2,577,751) — (0.6)%				(2,797,867)

Total Investments Net of Options Written — 109.3%				531,354,812
Liabilities in Excess of Other Assets — (9.3)%				(45,196,657)

Net Assets — 100.0%				$486,158,155

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$563,565,138

Gross unrealized appreciation	$2,828,999
Gross unrealized depreciation	(32,241,458)

Net unrealized depreciation	$(29,412,459)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(c)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(d)	Security, or a portion thereof, subject to financing transactions.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

(g)	Represents current yield as of report date.

(h)	One contract represents a notional amount of $10,000.

See Notes to Financial Statements.

54	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Inflation Protected Bond Portfolio

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
EUR	23,000	USD	33,628	10/23/08	$(1,169)
USD	6,001,491	EUR	4,134,500	10/23/08	166,756
GBP	63,900	USD	126,615	10/23/08	(12,797)
JPY	414,866,000	USD	3,897,998	10/23/08	17,947
USD	4,228,052	JPY	450,000,000	10/23/08	(19,525)

Total					$151,212

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
270	U.S. Treasury Notes (2 Year)	December 2008	$57,628,125	$(175,284)
207	U.S. Treasury Notes (5 Year)	December 2008	$23,232,516	(208,264)
1	Euro-Bund	December 2008	$161,995	1,438
1	Euro Dollar Futures	December 2008	$241,363	(793)
7	Gilt British	December 2008	$1,395,694	(7,450)
24	Euro Dollar Futures	June 2009	$5,817,600	2,173

Total				$(388,180)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
32	U.S. Treasury Notes (10 Year)	December 2008	$3,668,000	$5,935
363	U.S. Treasury Bonds	December 2008	$42,533,391	789,098
24	Euro Dollar Futures	June 2010	$5,769,300	6,073

Total				$801,106

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, December 2009	USD	1,500,000	$31,846
Pay a fixed rate of 3.57% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, January 2010	USD	8,300,000	(37,142)
Receive a fixed rate of 5.57% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, June 2010	USD	6,200,000	324,591
Receive a fixed rate of 2.90% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, September 2010	USD	1,900,000	(15,965)
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2010	USD	4,500,000	37,553
Receive a fixed rate of 5.03% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, November 2010	USD	500,000	31,831
Receive a fixed rate of 4.91% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, December 2011	USD	10,500,000	508,381
Receive a fixed rate of 4.86% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, October 2012	USD	2,200,000	103,828
Pay a fixed rate of 3.56% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, March 2013	USD	20,000,000	335,094
Receive a fixed rate of 3.08% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, March 2013	USD	10,000,000	(378,895)
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR
Broker, Deutsche Bank AG Expires, April 2013	GBP	1,600,000	(18,759)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	55

Schedule of Investments (concluded)	Inflation Protected Bond Portfolio

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2013	USD	7,000,000	$(125,660)
Pay a fixed rate of 5.31% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, October 2017	USD	2,500,000	(207,805)
Pay a fixed rate of 4.46% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, January 2018	USD	800,000	(2,918)
Pay a fixed rate of 5.25% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, February 2018	USD	7,100,000	(458,045)
Receive a fixed rate of 4.88% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, June 2018	USD	4,400,000	205,012
Pay a fixed rate of 5.46% and receive a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, August 2018	USD	800,000	(64,771)
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires September 2018	USD	1,600,000	33,015

Total			$301,191

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

56	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	GNMA Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. Gold,
6.00%, 11/01/13-6/01/37	$3,754	$3,804,405
9.00%, 12/01/19(a)	—	423
5.50%, 1/01/22-5/01/22	491	494,356
7.50%, 2/01/27-12/01/27	1,269	1,377,919
4.50%, 10/01/35	172	162,973
Federal Home Loan Mortgage Corp. Gold 30 Year GIANT,
8.00%, 10/15/30	4,621	5,107,402
Federal National Mortgage Assoc.,
5.00%, 1/01/21-3/01/21	144	143,662
5.50%, 1/01/22-9/01/38(b)	49,246	49,158,404
8.50%, 10/01/24-7/01/37	674	730,626
8.00%, 6/01/37	1,354	1,444,025
6.50%, 8/01/37-9/01/37	8,201	8,418,273
Federal National Mortgage Assoc. 15 Year HEQ,
8.00%, 8/01/14	40	41,897
Federal National Mortgage Assoc. 15 Year TBA,
4.50%, 10/01/23	1,900	1,852,500
5.00%, 10/01/23	4,100	4,070,531
6.00%, 10/01/23	800	814,250
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 10/01/38	30,200	28,595,625
5.00%, 10/01/38	5,000	4,875,000
5.50%, 10/01/38	99,000	98,659,688
6.00%, 10/01/38	7,400	7,494,813
Government National Mortgage Assoc. I,
5.50%, 11/15/08-10/15/36	51,280	51,488,857
9.50%, 10/15/09-11/15/20	289	319,926
11.00%, 9/15/10	1	1,442
17.00%, 11/15/11-12/15/11	27	31,296
16.00%, 3/15/12-4/15/12	17	19,491
12.00%, 2/15/13-6/15/15	19	21,723
11.50%, 4/15/13-12/15/15	37	41,446
14.50%, 4/15/13	10	12,207
15.00%, 6/15/13	19	21,988
10.00%, 2/15/16-6/15/18	230	259,807
6.50%, 3/15/16-11/15/34(c)	33,591	34,561,957
9.00%, 4/15/16-10/15/21	285	312,800
8.50%, 6/15/16-2/15/25	275	302,776
6.00%, 7/15/16-12/15/36	25,688	26,210,251
8.00%, 1/15/17-9/15/32	14,866	16,294,448
7.00%, 9/15/17-5/15/32	3,901	4,121,849
7.50%, 2/15/22-9/15/30	1,468	1,584,605
5.00%, 11/15/32-6/15/36	43,559	42,814,387
4.50%, 12/15/34-1/15/35	3,964	3,788,023
Government National Mortgage Assoc. I 30 Year TBA,
5.00%, 10/01/38	5,112	5,017,987
5.50%, 10/01/38	23,800	23,807,438
6.00%, 10/01/38	25,200	25,562,250
6.50%, 10/01/38	12	11,924
7.00%, 10/01/38	1	1,546
Government National Mortgage Assoc. II,
7.50%, 4/20/23-10/20/25(a)	20	21,107
7.00%, 3/20/24-5/20/27	261	274,330
8.00%, 8/20/24	124	136,038
6.00%, 2/20/29-5/20/36	18,089	18,360,637
5.50%, 5/20/34-7/20/38	6,973	6,966,595
5.00%, 11/20/35	4,662	4,555,518
Government National Mortgage Assoc. II 30 Year TBA,
4.50%, 10/01/38	29,489	27,922,247
5.00%, 10/01/38	22,700	22,238,906
5.50%, 10/01/38	39,600	39,538,125
6.00%, 10/01/38	17,700	17,921,250
6.50%, 10/01/38	33,700	34,416,125
7.00%, 10/01/38	5,384	5,616,394

Total Mortgage Pass-Throughs — 156.2%		631,824,468

Collateralized Mortgage Obligations
Federal National Mortgage Assoc., Series 03-130, Class SP (IO),
3.79%, 8/25/28(d)	2,000	51,242
Government National Mortgage Assoc., Series 03-51, Class LT,
5.00%, 10/20/28	902	905,992
Government National Mortgage Assoc., Series 04-83, Class CD,
5.78%, 10/20/34(e)	1,266	1,232,993
Government National Mortgage Assoc., Series 05-91, Class UP,
9.32%, 9/16/31(e)	4,603	4,424,893

Total Collateralized Mortgage Obligations — 1.6%		6,615,120

Commercial Mortgage Backed Securities — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22(f)	3	3,070

Asset Backed Securities — 0.1%
Structured Asset Receivables Trust, Series 03-2A,
3.25%, 1/21/09(e)(g)(h)	299	295,459

Total Long-Term Investments (Cost — $639,495,012) — 157.9%		638,738,117

	Par/Shares (000)
Short-Term Securities
BlackRock TempFund,
2.92%(f)(i)	10,000	10,000,000
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(j)	1,300	1,300,000
2.10%, 10/06/08(j)	27,000	26,992,125
0.75%, 10/09/08(j)	9,600	9,598,400
0.40%, 10/16/08(j)	23,800	23,796,033
2.19%, 10/17/08(j)	4,000	3,996,107
2.36%, 10/17/08(j)	11,000	10,988,462
TCW Money Market Fund,
2.41%(i)	15,584	15,584,210

Total Short-Term Securities (Cost — $102,255,337) — 25.3%		102,255,337

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	57

Schedule of Investments (continued)	GNMA Portfolio
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 5.470% and pay a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	500	(k)	$377,020

Put Swaptions Purchased
Pay a fixed rate of 5.470% and receive a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	500	(k)	210,449

Total Options Purchased (Cost — $397,000) — 0.1%			587,469

Total Investments Before TBA Sale Commitments and Options Written (Cost — $742,147,349*) — 183.3%			741,580,923

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 30 Year TBA,
6.00%, 10/01/38	$(3,700)		(3,745,094)
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 10/01/38	(29,000)		(27,459,375)
5.50%, 10/01/38	(92,400)		(92,082,375)
6.50%, 11/01/38	(8,200)		(8,389,584)
Government National Mortgage Assoc. I 30 Year TBA,
5.00%, 10/01/38	(26,500)		(26,011,406)
Government National Mortgage Assoc. II 30 Year TBA,
4.50%, 10/01/38	(29,000)		(27,459,375)

Total TBA Sale Commitments (Proceeds — $185,994,648) — (45.8)%			(185,147,209)

	Contracts
Options Written
Call Swaptions Written
Pay a fixed rate of 5.025% and receive a floating rate based on 3-month USD LIBOR expiring November 2010, Broker UBS AG	(400	)(k)	(223,941)

Put Swaptions Written
Receive a fixed rate of 5.025% and pay a floating rate based on 3-month USD LIBOR expiring November 2010, Broker UBS AG	(400	)(k)	(183,721)

Total Options Written (Premiums received — $382,000) — (0.1)%			(407,662)

Total Investments Net of TBA Sale Commitments and Options Written — 137.4%			556,026,052
Liabilities in Excess of Other Assets — (37.4)%			(151,463,548)

Net Assets — 100.0%			$404,562,504

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$742,262,555

Gross unrealized appreciation	$3,396,365
Gross unrealized depreciation	(4,077,997)

Net unrealized depreciation	$(681,632)

(a)	Par is less than $500.

(b)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(c)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(d)	The rate shown is the effective yield as of report date.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Income
BlackRock TempFund	$10,000,000	—	—	$8,730
Federal Housing Authority,
Merrill Lynch Project, Pool 42	—	$150	—	$222

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Security is fair valued by the Board of Trustees.

(i)	Represents current yield as of report date.

(j)	The rate shown is the effective yield on the discount notes at the time of purchase.

(k)	One contract represents a notional amount of $10,000.

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
150	U.S. Treasury Notes (2 Year)	December 2008	$32,015,625	$(175,451)
39	U.S. Treasury Notes (5 Year)	December 2008	$4,377,141	8,922

Total				$(166,529)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
290	U.S. Treasury Notes (10 Year)	December 2008	$33,241,250	$480,950
6	U.S. Treasury Bonds	December 2008	$703,031	12,367

Total				$493,317

See Notes to Financial Statements.

58	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	GNMA Portfolio

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 5.64% and pay a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, June 2010	USD	8,200,000	$438,768
Pay a fixed rate of 5.28% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, March 2016	USD	7,500,000	(491,426)
Pay a fixed rate of 5.34% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, September 2016	USD	1,600,000	(108,091)
Pay a fixed rate of 5.09% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, August 2017	USD	3,000,000	(155,316)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, September 2017	USD	3,000,000	151,343
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, November 2017	USD	3,700,000	180,070
Pay a fixed rate of 5.14% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, April 2018	USD	3,000,000	(77,033)

Total			$(61,685)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	59

Schedule of Investments September 30, 2008	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Preferred Stocks
Banks — 0.1%
Citigroup, Inc.,
8.13%(a)	52,500	$866,250

	Par (000)
Trust Preferred
Banks — 2.3%
Bank of America Corp. Capital Trust XI, Capital Securities,
6.63%, 5/23/36	$570	440,741
Bank of America Corp., Depositary Shares,
8.00%(b)	2,835	2,244,943
8.13%(b)	1,475	1,191,711
Barclays Bank Plc (United Kingdom), Unsecured Notes,
7.43%(c)(d)(e)	1,450	1,180,757
Citigroup Capital XXI, Trust Preferred Securities,
8.30%, 12/21/57(e)	2,445	1,821,674
JPMorgan Chase & Co., Depositary Shares,
7.90%(b)	3,450	2,904,486
JPMorgan Chase Capital XXV, Capital Securities,
6.80%, 10/01/37(f)	3,350	2,567,956
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
7.64%(b)(c)(e)	2,100	1,564,538
Wachovia Corp., Capital Securities,
7.98%(b)(e)	2,410	1,007,235

		14,924,041

Finance — 0.8%
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(d)	2,640	422,912
Credit Suisse (Guernsey), Unsecured Notes,
5.86%, 5/15/17(c)(e)(f)	2,940	2,225,777
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(e)	1,850	1,496,968
Goldman Sachs Capital Trust II, Unsecured Notes,
5.79%(b)(e)	1,440	632,607
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities,
5.86%(b)(e)(g)	360	36

		4,778,300

Insurance — 0.4%
CHUBB Corp., Capital Securities,
6.38%, 3/29/67(e)	775	590,995
MetLife, Inc., Junior Subordinated Debentures,
6.40%, 12/15/36(e)	1,565	975,677
Progressive Corp., Junior Subordinated Notes,
6.70%, 6/15/37(e)	1,265	1,030,676

		2,597,348

Total Trust Preferred — 3.5%		22,299,689

U.S. Government & Agency Obligations
Federal Home Loan Bank,
5.63%, 6/11/21(h)	6,775	7,181,419
Federal National Mortgage Assoc., Subordinated Notes,
5.25%, 8/01/12(h)	3,275	3,312,859
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10(h)	6,845	6,813,691
Overseas Private Investment Corp.,
4.09%, 5/29/12	524	551,370
4.30%, 5/29/12	1,314	1,439,930
4.64%, 5/29/12	1,109	1,232,586
4.68%, 5/29/12	627	666,931
4.87%, 5/29/12	4,762	5,346,537
Resolution Funding Corp., Strip Bonds,
6.29%, 7/15/18(i)	1,725	1,123,791
6.30%, 10/15/18(i)	1,725	1,105,252
U.S. Treasury Bonds,
4.38%, 2/15/38	550	557,004
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25(h)	2,375	2,684,823
2.00%, 1/15/26(h)	1,500	1,517,566
1.75%, 1/15/28(h)	3,625	3,319,961
U.S. Treasury Notes,
4.00%, 8/15/18(h)	8,500	8,620,861

Total U.S. Government & Agency Obligations — 7.1%		45,474,581

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
5.31%, 8/01/38(e)	3,388	3,430,240
Federal Home Loan Mortgage Corp. 15 Year TBA,
5.00%, 10/01/23	7,000	6,938,750
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.50%, 10/01/38	11,900	11,833,062
6.00%, 10/01/38	6,800	6,882,875
Federal Home Loan Mortgage Corp. ARM,
4.34%, 1/01/35(e)	4,413	4,430,901
Federal Home Loan Mortgage Corp. Gold,
6.50%, 3/01/09-12/01/30	304	315,223
4.00%, 5/01/10	1,252	1,250,900
6.00%, 11/01/14-9/01/38(f)	12,213	12,379,220
5.50%, 10/01/17-9/01/38(f)	21,180	21,096,608
7.50%, 11/01/25-10/01/27	17	18,831
7.00%, 4/01/29-4/01/32	39	40,893
5.00%, 3/01/36-4/01/36	839	817,608
Federal National Mortgage Assoc.,
7.00%, 7/01/10-8/01/36	1,094	1,146,366
5.50%, 9/01/13-5/01/38	13,998	14,141,644
6.00%, 1/01/21-9/01/38	13,557	13,782,583
6.50%, 4/01/29-12/01/37(j)	21,337	21,901,581
5.00%, 7/01/35-2/01/38(j)	34,337	33,512,014
Federal National Mortgage Assoc. 15 Year TBA,
4.00%, 10/01/23	7,400	7,002,250
5.00%, 10/01/23	4,100	4,070,531
Federal National Mortgage Assoc. 30 Year TBA,
5.00%, 10/01/38	24,500	23,887,500
5.50%, 10/01/38	72,500	72,250,781
6.00%, 10/01/38	79,200	80,214,750
6.50%, 10/01/38	35,000	35,885,938
Federal National Mortgage Assoc. ARM,
4.27%, 12/01/34(e)	4,901	4,929,145
4.86%, 8/01/38(e)	4,369	4,319,563

See Notes to Financial Statements.

60	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Mortgage Pass-Throughs
Government National Mortgage Assoc. I,
9.50%, 9/15/16-11/15/16	$14	$15,866
9.00%, 3/15/18	11	12,577
6.50%, 12/15/23-5/15/35	14,136	14,508,406
6.00%, 11/15/28-10/15/33	314	320,929
7.00%, 4/15/29-6/15/35(f)	6,030	6,333,566
5.50%, 11/15/33	31	31,448
Government National Mortgage Assoc. I 30 Year TBA,
6.00%, 10/01/38	3,100	3,144,562
Government National Mortgage Assoc. II,
6.00%, 9/20/37-12/20/37	708	718,190
Government National Mortgage Assoc. II 30 Year TBA,
5.00%, 10/01/38	4,000	3,918,750
5.50%, 10/01/38	8,200	8,187,192
6.00%, 10/01/38	10,200	10,327,500
6.50%, 10/01/38	18,900	19,301,625

Total Mortgage Pass-Throughs — 71.0%		453,300,368

Collateralized Mortgage Obligations
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-4, Class 3A1,
5.37%, 8/25/35(e)	17,643	15,800,524
Bear Stearns Mortgage Trust, Series 06-2, Class 2A1,
5.65%, 7/25/36(e)	7,745	5,507,498
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A,
5.34%, 8/25/35(e)	9,455	8,114,219
Citigroup Mortgage Loan Trust, Inc., Series 07-AR4, Class 2A2A,
5.74%, 3/25/37(e)	6,283	5,047,427
CitiMortgage Alternative Loan Trust, Series 07-A8, Class A1,
6.00%, 10/25/37	4,771	3,530,387
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35	4,779	3,641,161
Countrywide Alternative Loan Trust, Series 06-OA10, Class 1A1,
4.04%, 8/25/46(e)	794	490,339
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
3.38%, 3/20/47(e)	2,031	1,243,787
Countrywide Home Loans, Series 03-56, Class 4A1,
4.93%, 12/25/33(e)	4,951	4,607,549
Countrywide Home Loans, Series 06-OA5, Class 2A1,
3.41%, 4/25/46(e)	903	545,004
Countrywide Home Loans, Series 06-OA5, Class 3A1,
3.41%, 4/25/46(e)	1,778	1,084,427
Countrywide Home Loans, Series 07-J3, Class A10,
6.00%, 7/25/37	3,776	2,542,781
Credit Suisse Mortgage Capital Backed Trust, Series 06-8, Class 3A1,
6.00%, 10/25/21	1,183	849,659
Federal Home Loan Mortgage Corp., Series 231 (IO),
5.50%, 8/01/35(k)	1,343	292,531
Federal Home Loan Mortgage Corp., Series 2587, Class WX,
5.00%, 3/15/18	2,730	2,691,538
Federal Home Loan Mortgage Corp., Series 2684, Class SP (IO),
5.01%, 1/15/33(k)	815	118,504
Federal Home Loan Mortgage Corp., Series 2825, Class VP,
5.50%, 6/15/15	2,964	3,025,247
Federal Home Loan Mortgage Corp., Series 3033, Class JB,
5.50%, 11/15/32	3,143	3,202,988
Federal Home Loan Mortgage Corp., Series 3208, Class PS (IO),
4.61%, 8/15/36(k)	3,932	407,973
Federal Home Loan Mortgage Corp., Series 3316, Class SB (IO),
4.71%, 8/15/35(k)	716	72,692
Federal National Mortgage Assoc., Series 05-48, Class AR,
5.50%, 2/25/35	4,436	4,506,166
Federal National Mortgage Assoc., Series 07-108, Class AN,
8.92%, 11/25/37(e)	3,082	3,388,746
Federal National Mortgage Assoc., Series 346, Class 2 (IO),
5.50%, 12/01/33(k)	3,452	752,758
Federal National Mortgage Assoc., Series 354, Class 2 (IO),
5.50%, 12/01/34(k)	2,739	602,630
Federal National Mortgage Assoc., Series 378, Class 19 (IO),
5.00%, 6/01/35(k)	7,194	1,379,298
First Horizon Alernative Mortgage Securities, Inc., Series 04-AA4, Class A1,
5.38%, 10/25/34(e)	2,812	2,012,151
First Horizon Asset Securities, Inc., Series 05-AR3, Class 3A1,
5.50%, 8/25/35(e)	973	881,219
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1,
5.25%, 7/25/35(e)	1,575	1,381,428
Harborview Mortgage Loan Trust, Series 05-8, Class 1A2A,
3.36%, 9/19/35(e)	230	148,085
Harborview Mortgage Loan Trust, Series 06-9, Class 2A1A,
3.24%, 11/19/36(e)	1,539	938,845
Homebanc Mortgage Trust, Series 05-4, Class A1,
3.48%, 10/25/35(e)	2,473	1,611,057
Homebanc Mortgage Trust, Series 06-2, Class A1,
3.39%, 12/25/36(e)	2,218	1,514,929
JPMorgan Alternative Loan Trust, Series 05-S1, Class 2A16,
6.00%, 12/25/35	1,648	1,644,510
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36	593	556,560
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22	536	497,716
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A,
3.27%, 7/25/36(e)	1,755	1,664,434

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	61

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Residential Accredit Loans, Inc., Series 06-QO2, Class A1,
3.43%, 2/25/46(e)	$1,475	$914,285
Residential Accredit Loans, Inc., Series 07-QO3, Class A1,
3.37%, 3/25/47(e)	1,020	601,665
Structured Adjustable Rate Mortgage Loan Trust, Series 07-3, Class 2A1,
5.73%, 4/25/37(e)	5,348	4,187,898
Summit Mortgage Trust, Series 00-1, Class B1,
6.68%, 12/28/12(d)(e)(l)	4	4,268
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18 Class 1A1,
5.34%, 1/25/37(e)	3,678	2,914,336
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1,
5.66%, 3/25/37(e)	7,840	5,995,611
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1,
5.35%, 3/25/37(e)	7,217	6,062,370
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
3.63%, 5/25/47(e)	1,041	624,328
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
3.61%, 6/25/47(e)	1,805	1,115,237
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1,
5.11%, 9/25/35(e)	7,566	6,520,396
Wells Fargo Mortgage Backed Securities Trust, Series 06-A18, Class IIA1,
5.71%, 11/25/36(e)	6,723	5,489,287
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class 2A2,
4.17%, 6/25/35(e)	5,475	4,794,735
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A1,
6.10%, 9/25/36(e)	1,548	1,331,021
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR15, Class A1,
5.66%, 10/25/36(e)	4,703	3,878,042
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR17, Class A1,
5.33%, 10/25/36(e)	2,559	2,042,649
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR2, Class 2A5,
5.11%, 3/25/36(e)	3,224	2,863,221

Total Collateralized Mortgage Obligations — 21.3%		135,636,116

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36	3,350	3,364,010
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4,
6.19%, 6/11/35	3,670	3,663,683
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32	4,590	4,661,802
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6,
4.83%, 11/11/41	1,315	1,196,782
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(e)	3,970	3,488,934
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 06-C5, Class A4,
5.43%, 10/15/49	805	704,625
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(e)	1,925	1,650,037
Commercial Mortgage Loan Trust, Series 08-LS1, Class A4B,
6.22%, 9/10/17(e)	2,885	2,521,035
Commercial Mortgage Pass-Through Certificates, Series 04-LB3A, Class A3,
5.09%, 7/10/37(e)	1,965	1,912,654
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2,
6.30%, 11/15/30	492	491,507
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 11/15/36	3,140	2,998,630
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	4,865	4,589,222
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33	3,821	3,879,202
Federal National Mortgage Assoc., Series 06-M2, Class A2A,
5.27%, 10/25/32	7,525	7,469,585
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2,
6.66%, 1/12/43	4,053	4,083,521
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3,
6.27%, 12/10/35	3,800	3,773,638
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3,
5.35%, 8/11/36	4,240	4,114,146
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(e)	2,500	2,511,182
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A4,
4.96%, 8/10/38	3,500	3,402,041
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11	3,840	3,782,512
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB2, Class A3,
6.43%, 6/15/11	3,320	3,323,923
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2,
7.37%, 8/15/26	4,963	5,046,374
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C7, Class A2,
4.06%, 8/15/10	1,522	1,489,390
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4,
5.37%, 9/15/39	1,915	1,676,237
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM,
5.83%, 7/12/17(e)(m)	1,900	1,486,266
Morgan Stanley Capital I,
5.69%, 10/15/42(e)	1,295	1,255,485
Morgan Stanley Capital I, Inc., Series 00-LIF2, Class A2,
7.20%, 10/15/33	3,250	3,295,138

See Notes to Financial Statements.

62	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Mortgage Backed Securities
Morgan Stanley Capital I, Inc., Series 05-HQ6, Class A4A,
4.99%, 8/13/42	$4,725	$4,254,030
Salomon Brothers Mortgage Securities VII, Series 00-C1, Class A2,
7.52%, 12/18/09	5,138	5,184,903
TIAA Retail Commercial LLC, Series 01-C1A, Class A4,
6.68%, 6/19/31(d)(e)	3,877	3,882,358
USGI, Series 87,
7.43%, 12/01/22	76	77,721
Wachovia Bank Commercial Mortgage Trust, Series 03-C6, Class A4,
5.13%, 8/15/35	4,470	4,166,243
Wachovia Bank Commercial Mortgage Trust, Series 05-C21, Class A3,
5.21%, 10/15/44(e)	1,870	1,827,260
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class AJ,
5.37%, 11/15/48	755	535,576
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO),
1.92%, 5/25/36(d)(k)	26,046	903,296
Wells Fargo Mortgage Backed Securities Trust,
4.75%, 12/25/18	6,889	6,495,009

Total Commercial Mortgage Backed Securities — 17.1%		109,157,957

Project Loans — 1.7%
Whittier Rehab at Haverhill Project Loan,
7.60%, 12/01/39	10,641	10,983,710

Certificate of Deposit — 0.2%
SunTrust Bank, Inc.,
4.42%, 6/15/09	1,260	1,266,790

Asset Backed Securities
American Express Credit Account Master Trust, Series 05-5, Class A,
2.53%, 2/15/13(e)	5,350	5,204,943
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 1/15/11(e)	5,210	5,184,789
Ameriquest Mortgage Securities, Inc., Series 04-R11, Class A1,
3.51%, 11/25/34(e)	1,888	1,433,453
Bank of America Credit Card Trust, Series 08-A9, Class A9,
4.07%, 7/15/12	5,020	4,982,788
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1,
3.26%, 10/25/36(e)	1,348	1,314,791
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	5,180	5,047,234
Citibank Credit Card Issuance Trust, Series 06-A6, Class A6,
3.19%, 5/24/12(e)	5,625	5,482,955
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
4.29%, 12/23/13(d)(e)	5,690	5,656,418
Countrywide Asset-Backed Certificates, Series 04-14, Class A4,
3.49%, 6/25/35(e)	378	322,146
Countrywide Asset-Backed Certificates, Series 06-18, Class 2A1,
3.26%, 7/25/36(e)	2,260	2,197,440
DaimlerChrysler Auto Trust, Series 06-A, Class A3,
5.00%, 5/08/10	1,384	1,387,208
DaimlerChrysler Auto Trust, Series 06-D, Class A4,
4.94%, 2/08/12	5,450	5,338,645
Green Tree Manufactured Housing Contract, Series 96-7, Class A6,
7.65%, 10/15/27(e)	1,750	1,804,254
Home Equity Asset Trust, Series 07-2, Class 2A1,
3.32%, 7/25/37(e)	1,642	1,494,258
IndyMac Residential Trust, Series 06-D, Class 2A1,
3.26%, 11/25/36(e)	692	682,484
Lehman XS Trust, Series 05-5N, Class 3A2,
3.57%, 11/25/35(e)	2,366	1,034,615
MBNA Credit Card Master Note Trust, Series 06-A1, Class A1,
4.90%, 7/15/11	5,175	5,182,502
Residential Asset Mortgage Products, Inc., Series 06-RS4, Class A1,
3.29%, 7/25/36(e)	515	511,324
Residential Asset Mortgage Products, Inc., Series 06-RS5, Class A1,
3.28%, 9/25/36(e)	730	721,794
Small Business Administration Participation Certificates, Series 96-20B, Class 1,
6.38%, 2/01/16	1,118	1,140,218
Small Business Administration Participation Certificates, Series 96-20K, Class 1,
6.95%, 11/01/16	1,631	1,676,145
Small Business Administration Participation Certificates, Series 97-20B, Class 1,
7.10%, 2/01/17	1,143	1,177,785
Small Business Administration Participation Certificates, Series 97-20F, Class 1,
7.20%, 6/01/17	320	330,599
Small Business Administration Participation Certificates, Series 97-20G, Class 1,
6.85%, 7/01/17	2,361	2,404,876
Structured Asset Receivables Trust, Series 03-2A,
3.25%, 1/21/09(d)(e)(l)	705	696,979
Structured Asset Securities Corp., Series 07-BC1, Class A2,
3.26%, 2/25/37(e)	3,095	2,902,149
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(e)	6,580	6,494,532
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(e)	1,660	1,656,932
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
4.50%, 7/25/23(e)	4,480	4,442,440
SWB Loan-Backed Certificates, Series 97-1, Class A,
2.85%, 8/15/22(d)(e)	225	130,750
USAA Auto Owner Trust, Series 06-4, Class A4,
4.98%, 10/15/12	4,825	4,774,506

Total Asset Backed Securities — 13.0%		82,811,952

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	63

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Banks — 4.4%
Bank of America Corp., Senior Unsecured Notes,
6.00%, 9/01/17	$670	$577,945
5.75%, 12/01/17	4,585	3,888,025
5.65%, 5/01/18	700	589,604
Bank of America Corp., Subordinated Notes,
7.80%, 2/15/10	1,190	1,169,523
Citigroup, Inc., Senior Unsecured Notes,
3.63%, 2/09/09(n)	3,655	3,578,212
5.30%, 10/17/12	3,900	3,471,874
Citigroup, Inc., Unsecured Notes,
4.13%, 2/22/10	2,480	2,288,713
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17-10/01/17	3,870	3,537,250
UBS AG, Senior Notes,
5.88%, 12/20/17(o)	3,700	3,285,315
UBS AG, Senior Unsecured Notes,
5.75%, 4/25/18(c)	2,400	2,087,400
Wachovia Bank N.A., Subordinated Notes,
6.60%, 1/15/38	3,000	1,777,341
Wells Fargo & Co., Unsecured Notes,
4.63%, 8/09/10	915	911,210
4.88%, 1/12/11	705	702,785

		27,865,197

Broadcasting — 0.2%
News America, Inc., Senior Debentures,
7.13%, 4/08/28	300	272,259
7.63%, 11/30/28	1,150	1,098,892

		1,371,151

Computer & Office Equipment — 0.2%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17	1,535	1,486,921

Computer Software & Services — 0.4%
Oracle Corp., Senior Unsecured Notes,
4.95%, 4/15/13(f)	2,220	2,212,834

Energy & Utilities — 1.0%
Florida Power & Light Co., First Mortgage Bonds,
4.95%, 6/01/35	600	482,994
5.95%, 2/01/38	1,000	928,490
Florida Power Corp., First Mortgage Bonds,
6.65%, 7/15/11	960	1,002,970
5.90%, 3/01/33	175	153,565
6.40%, 6/15/38	575	544,485
MidAmerican Energy Holdings Co., Bonds,
5.95%, 5/15/37	1,125	920,891
6.50%, 9/15/37	875	767,690
PacifiCorp, First Mortgage Bonds,
6.25%, 10/15/37	700	635,313
XTO Energy, Inc., Senior Unsecured Notes,
6.75%, 8/01/37	1,150	1,020,414

		6,456,812

Entertainment & Leisure — 1.5%
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13	1,195	1,253,304
Comcast Cable Holdings LLC, Senior Debentures,
7.88%, 2/15/26	790	760,679
Comcast Cable Holdings LLC, Senior Notes,
7.13%, 2/15/28	620	555,775
Comcast Corp., Senior Unsecured Notes,
7.05%, 3/15/33	315	282,515
Comcast Corp., Unsecured Notes,
6.50%, 11/15/35	475	396,589
6.95%, 8/15/37	1,725	1,471,344
Time Warner Cable, Inc., Senior Unsecured Notes,
6.20%, 7/01/13	2,875	2,789,175
Time Warner Cos., Inc., Senior Debentures,
9.15%, 2/01/23	535	554,476
7.57%, 2/01/24	750	676,054
Time Warner Entertainment Corp., Senior Debentures,
8.38%, 3/15/23	500	495,307

		9,235,218

Finance — 5.8%
BAE Systems Holdings, Inc., Unsecured Notes,
5.20%, 8/15/15(d)	710	662,617
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12	2,665	2,691,980
The Bear Stearns Cos., Inc., Unsecured Notes,
4.55%, 6/23/10	750	733,151
Berkshire Hathaway Finance Corp., Senior Unsecured Notes,
3.38%, 10/15/08	1,925	1,924,215
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10-4/10/12	10,020	9,657,381
General Electric Capital Corp., Unsecured Notes,
5.00%, 11/15/11	5,205	5,036,941
6.15%, 8/07/37	2,065	1,581,047
Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13	3,565	2,998,689
Household Finance Corp., Senior Unsecured Notes,
6.50%, 11/15/08	1,615	1,609,260
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
4.52%, 9/15/22(e)(g)	1,175	146,875
7.00%, 9/27/27(g)	1,375	171,875
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.75%, 12/28/17(g)	2,275	2,844
Lehman Brothers Holdings, Inc., Unsecured Notes,
5.25%, 2/06/12(g)	1,575	196,875
Morgan Stanley, Senior Notes,
5.05%, 1/21/11	270	194,417
3.04%, 1/09/12(e)	4,765	3,151,409
6.25%, 8/28/17	2,300	1,426,094
Morgan Stanley, Unsecured Notes,
6.75%, 4/15/11	625	462,572
Pemex Finance Ltd. (Cayman Islands), Senior Unsecured Notes,
9.03%, 2/15/11(c)	1,752	1,844,271
SLM Corp., Unsecured Notes,
4.00%, 1/15/09	2,655	2,177,100

		36,669,613

Food & Agriculture — 0.5%
Kraft Foods, Inc., Senior Unsecured Notes,
6.50%, 8/11/17	800	769,762

See Notes to Financial Statements.

64	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

		Par (000)		Value
Corporate Bonds
Food & Agriculture (concluded)
6.13%, 2/01/18(f)		$2,800		$2,622,976

				3,392,738

Insurance — 0.9%
ASIF Global Financing XXIII, Unsecured Notes,
3.90%, 10/22/08(d)		285		267,900
Hartford Life Global Funding Trusts, Secured Notes,
2.99%, 9/15/09(e)		1,945		1,908,245
MetLife, Inc., Senior Unsecured Notes,
6.38%, 6/15/34		350		306,037
Metropolitan Life Global Funding I, Senior Unsecured Notes,
5.13%, 4/10/13(d)(f)		2,750		2,671,559
New York Life Global Funding, Unsecured Notes,
3.88%, 1/15/09(d)		775		773,684

				5,927,425

Manufacturing — 0.1%
Belvoir Land LLC Class II, Unsecured Notes,
5.40%, 12/15/47(d)		1,175		881,168

Oil & Gas — 0.1%
Transocean, Inc., Senior Unsecured Notes,
6.00%, 3/15/18		305		284,655
6.80%, 3/15/38		420		385,352

				670,007

Pharmaceuticals — 0.2%
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes,
4.85%, 5/15/13		1,575		1,546,217

Real Estate — 0.1%
The Rouse Co., Unsecured Notes (REIT),
3.63%, 3/15/09		865		769,850

Retail Merchandising — 0.7%
Target Corp., Senior Unsecured Notes,
6.00%, 1/15/18(f)		4,850		4,591,902

Telecommunications — 1.0%
AT&T, Inc., Unsecured Notes,
5.50%, 2/01/18		975		868,257
6.50%, 9/01/37		2,700		2,296,836
BellSouth Telecommunications, Debentures,
0.00%, 12/15/95(o)(p)		900		362,772
GTE Corp., Debentures,
6.94%, 4/15/28		150		127,277
Sprint Nextel Corp., Unsecured Notes,
6.00%, 12/01/16		525		404,250
Telecom Italia Capital SA (Italy), Senior Unsecured Notes,
5.25%, 10/01/15(c)		1,000		832,400
6.00%, 9/30/34(c)		75		52,546
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
6.42%, 6/20/16(c)		600		563,346
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(c)		475		484,956
Verizon New England, Inc., Debentures,
7.88%, 11/15/29		200		180,634
Vodafone Group Plc (United Kingdom), Unsecured Notes,
5.00%, 12/16/13(c)		90		84,961

				6,258,235

Total Corporate Bonds — 17.1%				109,335,288

Foreign Bonds
Germany — 0.5%
Bundesrepublic Deutschland,
4.00%, 1/04/37	EUR	1,675		2,133,855
4.25%, 7/04/39	EUR	1,000		1,327,270

				3,461,125

Mexico — 1.3%
Mexican Bonos,
7.25%, 12/15/16	MXP	18,500		1,575,541
10.00%, 12/05/24	MXP	61,880		6,422,133

				7,997,674

Total Foreign Bonds — 1.8%				11,458,799

Sovereign Bonds
Government — 0.9%
Israel Government AID Bond (Israel),
5.50%, 9/18/23(c)		5,000		5,412,150

Taxable Municipal Bonds — 0.1%
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1,
6.19%, 4/01/49(d)		750		642,922

Total Long-Term Investments (Cost — $1,050,141,875) — 154.9%				988,646,572

		Shares
Short-Term Securities
TCW Money Market Fund,
2.41%(q)
(Cost — $112,102) — 0.0%		112,102		112,102

		Contracts
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 4.120% and pay a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG		1,650	(r)	361,566
Receive a fixed rate of 4.880% and pay a floating rate based on 3-month USD LIBOR, expiring September 2013, Broker Goldman Sachs Capital Markets, L.P.		1,000	(r)	338,377
Receive a fixed rate of 5.360% and pay a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG		1,140	(r)	488,092

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	65

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Purchased
Call Swaptions Purchased (concluded)
Receive a fixed rate of 5.470% and pay a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	2,280	(r)	$1,719,213

			2,907,248

Put Swaptions Purchased
Pay a fixed rate of 4.120% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	1,650	(r)	1,077,859
Pay a fixed rate of 4.880% and receive a floating rate based on 3-month USD LIBOR, expiring September 2013, Broker Goldman Sachs Capital Markets, L.P.	1,000	(r)	373,281
Pay a fixed rate of 5.360% and receive a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG	1,140	(r)	326,905
Pay a fixed rate of 5.470% and receive a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	2,280	(r)	959,646
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Bank of America NA	1,930	(r)	117,141
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	630	(r)	38,521

			2,893,353

Total Options Purchased (Cost — $4,655,145) — 0.9%			5,800,601

Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,054,909,122*) — 155.8%			994,559,275

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 30 Year TBA,
6.50%, 10/01/38	$(100)		(102,438)
Federal National Mortgage Assoc. 15 Year TBA,
5.50%, 10/01/23	(2,300)		(2,317,250)
6.00%, 10/01/23	(2,100)		(2,137,406)
Federal National Mortgage Assoc. 30 Year TBA,
5.50%, 10/01/38	(5,100)		(5,082,469)
6.00%, 10/01/38	(42,100)		(42,639,406)
6.50%, 10/01/38	(46,100)		(47,266,906)
Government National Mortgage Assoc. I 30 Year TBA,
6.50%, 10/01/38	(6,300)		(6,445,688)

Total TBA Sale Commitments (Proceeds — $106,715,023) — (16.6)%			(105,991,563)

	Contracts
Options Written
Call Swaptions Written
Pay a fixed rate of 4.200% and receive a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(1,540	)(r)	(137,528)
Pay a fixed rate of 4.580% and receive a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker Bank of America NA	(560	)(r)	(184,075)
Pay a fixed rate of 4.740% and receive a floating rate based on 3-month USD LIBOR expiring May 2009, Broker Deutsche Bank AG	(2,470	)(r)	(983,378)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.	(1,340	)(r)	(628,450)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Deutsche Bank AG	(2,230	)(r)	(1,079,011)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(1,490	)(r)	(868,382)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(1,050	)(r)	(750,300)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(1,060	)(r)	(824,715)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(1,000	)(r)	(875,398)

			(6,331,237)

Put Swaptions Written
Receive a fixed rate of 3.100% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Citibank NA	(3,400	)(r)	(253,937)
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Deutsche Bank AG	(6,900	)(r)	(367,176)
Receive a fixed rate of 4.580% and pay a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker, Bank of America NA	(560	)(r)	(190,823)
Receive a fixed rate of 4.700% and pay a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(1,540	)(r)	(190,553)
Receive a fixed rate of 4.740% and pay a floating rate based on 3-month USD LIBOR expiring May 2009, Broker Deutsche Bank AG	(2,470	)(r)	(702,376)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.	(1,340	)(r)	(620,444)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Deutsche Bank AG	(2,230	)(r)	(896,690)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(1,490	)(r)	(735,879)
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(1,050	)(r)	(361,475)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(1,060	)(r)	(190,095)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(1,000	)(r)	(170,198)

			(4,679,646)

Total Options Written (Premiums received — $ 10,589,960) — (1.7)%			(11,010,883)

See Notes to Financial Statements.

66	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

Value
Total Investments Net of TBA Sale Commitments and Options Written — 137.5%	$877,556,829
Liabilities in Excess of Other Assets — (37.5)%	(239,117,309)

Net Assets — 100.0%	$638,439,520

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,055,069,434

Gross unrealized appreciation	$6,088,966
Gross unrealized depreciation	(66,599,125)

Net unrealized depreciation	$(60,510,159)

(a)	Non-income producing security.

(b)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Security, or a portion thereof, subject to financing transactions.

(i)	Rate shown reflects the discount rate at the time of purchase.

(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(k)	The rate shown is the effective yield as of report date.

(l)	Security is fair valued by the Board of Trustees.

(m)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Income
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM	—	—	—	$111,926

(n)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(o)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.

(p)	Debt obligation initially issued in zero coupon form which converts to coupon form at a specified date and rate. The rates shown are the effective yields as of September 30, 2008.

(q)	Represents current yield as of report date.

(r)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of September 30, 2008 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Capital, Inc.	3.85%	09/29/08	10/14/08	$23,136,055	$23,099,000

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,127,000	USD	3,445,632	10/3/08	$(184,265)
USD	1,794,116	AUD	2,140,000	10/3/08	102,978
EUR	5,365,000	USD	7,668,810	10/23/08	(97,554)
USD	11,848,360	EUR	7,569,819	10/23/08	1,165,596
USD	8,496,192	MXN	86,204,500	10/23/08	638,292

Total					$1,625,047

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
1,511	U.S. Treasury Notes (5 Year)	December 2008	$169,586,141	$(1,708,323)
264	U.S. Treasury Notes (10 Year)	December 2008	$30,261,000	(584,835)
54	Euro-Bund	December 2008	$8,747,737	77,326
59	Gilt British	December 2008	$11,763,707	9,591

Total				$(2,206,241)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
479	U.S. Treasury Notes (2 Year)	December 2008	$102,236,563	$(309,925)
730	U.S. Treasury Bonds	December 2008	$85,535,469	878,554
220	Euro Dollar Futures	June 2009	$53,328,000	58,498

Total				$627,127

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	67

Schedule of Investments (concluded)	Managed Income Portfolio

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, December 2009	USD	10,400,000	$220,802
Pay a fixed rate of 5.21% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, February 2012	USD	15,000,000	(702,057)
Receive a fixed rate of 3.25% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, March 2013	USD	17,100,000	(527,600)
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR
Broker, Deutsche Bank AG Expires, April 2013	GBP	4,100,000	(48,070)
Receive a fixed rate of 4.27% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, July 2013	USD	15,500,000	185,806
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month USD LIBOR
Broker, Bank of America NA Expires, April 2014	USD	20,000,000	(1,045,692)
Pay a fixed rate of 5.24% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, June 2014	USD	9,500,000	(662,352)
Pay a fixed rate of 5.14% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, April 2018	USD	9,600,000	(244,253)
Pay a fixed rate of 4.51% and receive a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley Capital Services, Inc. Expires, May 2018	USD	7,400,000	(128,177)
Receive a fixed rate of 4.36% and pay a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, May 2018	USD	1,800,000	8,077
Pay a fixed rate of 5.46% and receive a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, August 2018	USD	6,800,000	(550,552)
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2018	USD	27,400,000	(565,384)
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2018	USD	20,700,000	427,133
Receive a fixed rate of 4.46% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, October 2018	USD	9,000,000	(22,267)
Pay a fixed rate of 4.65% and receive a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, November 2018	USD	2,500,000	(27,766)
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, August 2022	USD	5,065,000	435,978
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Expires, April 2027	USD	2,750,000	301,913

Total			$(2,944,461)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

68	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	International Bond Portfolio
(Percentages shown are based on Net Assets)

		Par (000)	Value
Foreign Bonds
Australia — 0.8%
Australia Government Bonds,
6.00%, 2/15/17	AUD	$3,935	$3,247,612
Queensland Treasury Corp.,
6.00%, 8/14/13	AUD	925	736,277

			3,983,889

Canada — 1.9%
Government of Canada Bonds,
4.70%, 6/02/37	CAD	2,875	2,558,987
Royal Bank of Canada, Senior Unsecured Notes,
4.63%, 12/07/10	GBP	3,830	6,600,322

			9,159,309

Czechoslovakia — 1.0%
Czech Republic Government Bonds,
4.00%, 4/11/17	CZK	86,730	4,856,164

Denmark — 4.0%
Kingdom of Denmark,
6.00%, 11/15/11	DKK	37,190	7,409,181
4.00%, 11/15/17	DKK	19,050	3,498,040
7.00%, 11/10/24	DKK	11,700	2,764,251
Nykredit Denmark,
5.00%, 10/01/38(a)	DKK	20,187	3,389,843
Realkredit Denmark,
5.00%, 10/01/38(a)	DKK	12,665	2,127,917

			19,189,232

Finland — 2.4%
Finnish Government Bonds,
4.25%, 7/04/15	EUR	8,290	11,707,511

France — 4.0%
BNP Paribas,
5.43%, 9/07/17	EUR	450	587,428
France Government Bonds,
4.00%, 10/25/38	EUR	14,140	17,562,679
Reseau Ferre de France, Unsecured Notes,
5.50%, 12/01/21	GBP	600	1,099,626

			19,249,733

Germany — 3.9%
Bundesrepublic Deutschland,
6.50%, 7/04/27	EUR	955	1,653,870
5.63%, 1/04/28	EUR	4,865	7,659,843
4.75%, 7/04/34	EUR	1,270	1,812,306
4.25%, 7/04/39	EUR	5,630	7,472,532

			18,598,551

Ireland — 3.4%
GE Capital Euro Funding,
4.38%, 3/30/11	EUR	840	1,073,382
Irish Treasury Notes,
3.25%, 4/18/09	EUR	11,000	15,412,667

			16,486,049

Italy — 1.7%
Buoni Poliennali del Tesoro,
4.25%, 2/01/15	EUR	5,945	8,245,650

Japan — 21.6%
East Japan Railway Co.,
4.75%, 12/08/31	GBP	1,500	2,234,095
European Investment Bank,
1.40%, 6/20/17	JPY	111,500	1,041,033
Japan Finance Corp.,
5.75%, 8/09/19	GBP	2,160	4,031,073
Japan Government Bonds,
0.80%, 1/20/21(a)	JPY	1,201,500	10,568,410
2.20%, 6/20/26	JPY	2,314,000	22,134,268
2.10%, 12/20/27	JPY	894,150	8,405,455
2.50%, 9/20/35	JPY	921,500	9,020,416
Japan Government CPI Linked Bonds, Series 14,
1.20%, 12/10/17	JPY	1,175,400	10,722,600
Japan Government CPI Linked Bonds, Series 4,
0.50%, 6/10/15	JPY	279,000	2,503,805
Japan Government CPI Linked Bonds, Series 9,
1.10%, 9/10/16	JPY	850,149	7,784,339
Japan Government Five Year Bonds,
1.10%, 9/20/13	JPY	2,751,300	25,939,905

			104,385,399

Mexico — 2.2%
Mexican Bonos,
7.25%, 12/15/16	MXP	33,265	2,832,993
7.75%, 12/14/17	MXP	51,930	4,544,617
8.00%, 12/07/23	MXP	31,670	2,779,309
10.00%, 12/05/24	MXP	3,425	355,459

			10,512,378

Netherlands — 1.1%
Netherland Government Bonds,
3.75%, 1/15/23	EUR	4,130	5,308,887

New Zealand — 0.7%
General Electric Capital Corp., Senior Unsubordinated Notes,
6.50%, 9/28/15	NZD	5,245	3,126,799

Poland — 0.0%
Poland Government Bonds,
5.25%, 4/25/13	PLN	485	195,345

Portugal — 0.9%
Portugal Government Bonds,
4.38%, 6/16/14	EUR	2,950	4,153,830

Spain — 3.1%
Bonos y Obligation del Estado,
5.75%, 7/30/32	EUR	5,895	9,143,628
Kingdom of Spain,
5.00%, 7/30/12	EUR	4,155	6,007,035

			15,150,663

Sweden — 0.5%
AB Spintab, Notes,
4.38%, 4/20/09	EUR	1,780	2,485,770

Switzerland — 0.4%
European Investment Bank,
2.00%, 8/29/16	CHF	2,440	2,018,752

United Kingdom — 9.7%
GE Capital Funding,
5.13%, 3/03/15	GBP	2,825	3,989,193
Network Rail Infrastructure Finance, Senior Secured Notes,
4.88%, 11/27/15	GBP	1,630	2,905,285
United Kingdom Treasury Bonds,
5.00%, 3/07/12-3/07/25	GBP	13,197	24,132,503

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	69

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

		Par (000)	Value
Foreign Bonds
United Kingdom (concluded)
5.25%, 6/07/12	GBP	$3,427	$6,316,871
4.75%, 3/07/20	GBP	350	629,213
4.50%, 12/07/42	GBP	3,565	6,300,546
Wells Fargo & Co.,
5.89%, 1/25/12(a)	GBP	1,400	2,369,163

			46,642,774

Total Foreign Bonds — 63.3%			305,456,685

		Shares
Preferred Stocks
Banks — 0.0%
Wachovia Corp., Depositary Shares,
8.00%		16,000	133,600

		Par (000)
Trust Preferred
Banks — 0.8%
Bank of America Corp., Depositary Shares,
8.00%(a)(b)		$1,125	890,850
DNB Norbank ASA (EUR),
7.07%, 11/29/49(a)(b)		725	947,370
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
6.99%(a)(c)(d)		1,675	1,248,295
Societe Generale (EUR),
7.00%, 12/29/49(a)		650	680,219

			3,766,734

Total Trust Preferred — 0.8%			3,766,734

U.S. Government & Agency Obligations
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10(e)		4,390	4,369,920
Japanese Government CPI Linked Notes, Series 15 (JPY),
1.40%, 3/10/18		195,600	1,805,630
U.S. Treasury Inflation Protected Bonds,
1.75%, 1/15/28(e)		3,330	3,049,784
U.S. Treasury Notes,
4.00%, 8/15/18		1,425	1,445,262

Total U.S. Government & Agency Obligations — 2.2%			10,670,596

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.62%, 2/01/35(a)(f)		4,144	4,134,125
Federal National Mortgage Assoc. 30 Year TBA,
5.50%, 10/01/38		26,500	26,408,906
Government National Mortgage Assoc. I 30 Year TBA,
5.50%, 10/01/38		1,100	1,100,341
6.00%, 10/01/38		5,500	5,579,063

Total Mortgage Pass-Throughs — 7.7%			37,222,435

Collateralized Mortgage Obligations
American Home Mortgage Asset Trust, Series 06-6, Class A1A,
3.40%, 12/25/46(a)		779	472,644
Bear Stearns Mortgage Trust, Series 04-13, Class A1,
3.58%, 11/25/34(a)		1,133	724,412
Bear Stearns Mortgage Trust, Series 04-6, Class 3A,
5.40%, 9/25/34(a)		958	830,702
Bear Stearns Mortgage Trust, Series 06-2, Class 2A1,
5.65%, 7/25/36(a)		2,049	1,457,141
Countrywide Home Loans, Series 03-56, Class 5A1,
4.77%, 12/25/33(a)		1,053	965,510
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
3.41%, 2/25/47(a)		1,061	631,471
Federal Home Loan Mortgage Corp., Series 232 (IO),
5.00%, 8/01/35(g)		6,255	1,372,926
Federal Home Loan Mortgage Corp., Series 3204, Class C,
5.50%, 4/15/29		4,963	5,036,124
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR1, Class 4A1,
5.14%, 1/25/35(a)		1,184	997,842
Goldman Sachs Residential Mortgage Loan Trust, Series 06-OA1, Class 2A1,
3.40%, 8/25/46(a)		1,023	700,824
JPMorgan Mortgage Trust, Series 04-A5, Class 3A1,
5.31%, 12/25/34(a)		1,217	1,076,483
Merrill Lynch Mortgage Investors, Inc., Series 06-3, Class 2A-1,
6.07%, 10/25/36(a)(h)		3,108	2,672,451
Permanent Financing Plc, Series 5, Class 3A,
2.98%, 6/10/34(a)		3,835	3,745,323
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR10, Class 3A2,
6.08%, 8/25/46(a)		847	695,265
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18, Class 3A2,
5.54%, 1/25/37(a)		2,134	1,600,500
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY1, Class 3A2,
5.88%, 2/25/37(a)		936	787,933
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA3, Class 4A-1,
3.63%, 4/25/47(a)		1,068	640,819

Total Collateralized Mortgage Obligations — 5.1%			24,408,370

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36		3,068	3,080,198
Banc of America Commercial Mortgage, Inc., Series 04-5, Class A3,
4.56%, 11/10/41		2,470	2,345,308
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4,
4.99%, 11/10/42(a)		4,320	4,151,705

See Notes to Financial Statements.

70	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Mortgage Backed Securities
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6,
4.83%, 11/11/41	$1,015	$923,752
Cobalt Commercial Mortgage Trust, Series 07-C3, Class A4,
5.82%, 6/15/17(a)	1,910	1,626,540
Commercial Mortgage Asset Trust, Series 99-C1, Class A3,
6.64%, 1/17/32	1,588	1,587,475
Commercial Mortgage Pass-Through Certificates, Series 07-C9, Class A2,
5.81%, 7/10/12(a)	995	937,143
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	5,655	5,334,440
General Electric Capital Commercial Mortgage Corp., Series 05-C4, Class A4,
5.33%, 11/10/45(a)	1,685	1,545,520
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2,
7.46%, 8/16/33(a)	1,636	1,662,896
Goldman Sachs Mortgage Securities Corp. II, Series 05-GG4, Class A4,
4.76%, 7/10/39	2,150	1,913,881
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4,
4.76%, 6/10/36	880	865,474
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11	4,530	4,462,182
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-CBX, Class A4,
4.53%, 1/12/37	2,700	2,568,743
LB Commercial Conduit Mortgage Trust, Series 07-C3, Class A4,
5.94%, 6/15/17(a)	375	326,174
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2,
7.37%, 8/15/26	1,573	1,599,203
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C8, Class A4,
4.51%, 12/15/29	3,825	3,621,560
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C6, Class A4,
5.86%, 7/15/40(a)	1,270	1,087,579
Morgan Stanley Capital I, Inc., Series 99-FNV1, Class A2,
6.53%, 3/15/31(a)	231	230,918
Morgan Stanley Capital I, Series 07-HQ11, Class A4,
5.45%, 2/12/44(a)	2,365	1,981,421
Morgan Stanley Capital I, Series 07-HQ13, Class A3,
5.57%, 12/15/44	1,585	1,325,889
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4,
5.74%, 5/15/43(a)	800	718,371
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class A4,
5.31%, 11/15/48	620	531,148

Total Commercial Mortgage Backed Securities — 9.2%		44,427,520

Asset Backed Securities
Bank of America Credit Card Trust, Series 08-A9, Class A9,
4.07%, 7/15/12	5,460	5,419,526
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	3,730	3,634,398
Home Equity Asset Trust, Series 07-2, Class 2A1,
3.32%, 7/25/37(a)	1,314	1,195,406
Nissan Auto Receivables Owner Trust, Series 07A, Class A2,
5.22%, 9/15/09	52	52,047
Student Loan Marketing Assoc. Student Loan Trust, Series 03-10 (GBP),
5.15%, 12/15/39	1,280	2,041,995
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(a)	1,700	1,677,919
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(a)	1,800	1,796,674
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
4.50%, 7/25/23(a)	1,800	1,784,909
USAA Auto Owner Trust, Series 06-2, Class A4,
5.37%, 2/15/12	6,375	6,337,418

Total Asset Backed Securities — 5.0%		23,940,292

Corporate Bonds
Banks — 6.1%
Bank of America Corp., Senior Unsecured Notes,
5.75%, 12/01/17	295	250,156
Barclays Bank Plc, Subordinated Notes (GBP),
6.05%, 12/04/17(d)	2,100	1,956,042
Citigroup, Inc., Unsecured Bonds (JPY),
2.24%, 12/09/22	200,000	1,186,227
Credit Suisse Corp., Subordinated Notes,
6.00%, 2/15/18	2,650	2,308,683
JPMorgan Chase & Co., Senior Unsecured Notes,
3.25%, 12/22/08(a)(e)	5,800	5,770,733
JPMorgan Chase & Co., Unsecured Notes,
6.00%, 1/15/18(e)	2,625	2,393,664
Rabobank Nederland (Netherlands), Senior Notes,
2.79%, 4/06/09(a)(c)(d)	12,200	12,190,948
UBS AG, Senior Notes,
5.88%, 12/20/17	1,600	1,420,677
Wachovia Corp., Senior Notes,
5.75%, 2/01/18(e)	2,870	2,153,038

		29,630,168

Finance — 1.3%
General Electric Capital Corp., Senior Unsecured Notes (NZD),
6.63%, 2/04/10	5,925	3,801,964
General Electric Capital Corp., Unsecured Notes,
6.15%, 8/07/37	1,590	1,217,368
Goldman Sachs Group, Inc., Unsecured Notes,
6.15%, 4/01/18	705	586,217
See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	71

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Finance (concluded)
Lehman Brothers Holdings, Inc., Senior Notes,
5.63%, 1/24/13(i)	$4,355		$544,375

			6,149,924

Total Corporate Bonds — 7.4%			35,780,092

Total Long-Term Investments (Cost — $502,408,074) — 100.7%			485,806,324

	Par/Shares (000)
Short-Term Securities
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(j)	1,300		1,300,000
0.75%, 10/09/08(j)	2,200		2,199,633
2.20%, 10/17/08(j)	8,800		8,791,913
Federal Home Loan Mortgage Corp., Discount Notes,
2.34%, 11/17/08(j)	16,000		15,951,329
TCW Money Market Fund,
2.41%(k)	101		101,442

Total Short-Term Securities (Cost — $28,344,317) — 5.9%			28,344,317

	Contracts
Options Purchased
Call Options Purchased
Euro Currency, Strike Price 3.50 EUR, Expires 11/18/08	8,365,000		94,787

Call Swaptions Purchased
Receive a fixed rate of 5.470% and pay a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	1,770	(l)	1,334,652

Put Swaptions Purchased
Pay a fixed rate of 5.470% and receive a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	1,770	(l)	744,988

Total Options Purchased (Cost — $1,447,035) — 0.4%			2,174,427

Total Investments Before Options Written (Cost — $532,199,426*) — 107.0%			516,325,068

Options Written
Call Swaptions Written
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(1,400	)(l)	(1,089,246)

Put Swaptions Written
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(1,400	)(l)	(251,069)

Total Options Written (Premiums received — $ 1,049,300) — (0.3)%			(1,340,315)

Total Investments Net of Options Written — 106.7%			514,984,753
Liabilities in Excess of Other Assets — (6.7)%			(32,535,461)

Net Assets — 100.0%			$482,449,292

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$532,691,746

Gross unrealized appreciation	$14,440,682
Gross unrealized depreciation	(30,807,360)

Net unrealized depreciation	$(16,366,678)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	The rate shown is the effective yield as of report date.

(h)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Income
Merrill Lynch Mortgage Investors, Inc., Series 06-3, Class 2A1	$3,996,128	$841,286	—	$132,118

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	The rate shown is the effective yield on the discount notes at the time of purchase.

(k)	Represents current yield as of report date.

(l)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,759,500	USD	1,467,599	10/01/2008	$(77,152)
USD	5,958,093	EUR	3,770,000	10/08/2008	646,207
JPY	2,487,848,896	USD	23,269,105	10/10/2008	162,314
EUR	1,590,000	USD	2,263,281	10/14/2008	(21,564)
EUR	5,662,000	JPY	869,632,955	10/14/2008	(213,271)
JPY	671,576,529	EUR	4,030,000	10/14/2008	647,578
USD	2,263,281	JPY	239,062,685	10/14/2008	10,185
AUD	9,280,000	USD	7,461,189	10/22/2008	(132,026)
USD	4,930,633	AUD	6,007,500	10/22/2008	186,027
AUD	740,000	USD	689,730	10/23/2008	(105,309)
AUD	4,369,100	PLN	2,855,500	10/23/2008	(242,338)
CAD	8,669,000	USD	8,571,420	10/23/2008	(414,200)
CHF	1,925,900	USD	1,894,536	10/23/2008	(176,521)
CZK	36,011,300	USD	2,041,480	10/23/2008	28,250
DKK	3,504,300	USD	656,572	10/23/2008	6,363

See Notes to Financial Statements.

72	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	International Bond Portfolio

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
EUR	108,757,471	USD	168,220,002	10/23/2008	$(14,737,028)
GBP	1,802,400	USD	3,233,019	10/23/2008	(22,600)
GBP	2,545,000	EUR	2,400,000	10/23/2008	90,561
JPY	10,259,318,500	USD	96,961,569	10/23/2008	(123,256)
NOK	7,611,600	USD	1,481,405	10/23/2008	(187,836)
NZD	1,051,300	USD	706,565	10/23/2008	(5,148)
PLN	33,038,400	USD	15,021,335	10/23/2008	(1,324,053)
SEK	24,996,000	USD	4,159,518	10/23/2008	(546,756)
SGD	3,013,000	USD	2,245,407	10/23/2008	(146,612)
ZAR	20,417,000	USD	2,688,560	10/23/2008	(237,314)
USD	7,333,563	AUD	8,233,500	10/23/2008	831,081
USD	533,468	CHF	590,000	10/23/2008	7,154
USD	7,714,974	CZK	112,812,200	10/23/2008	1,231,152
USD	18,986,813	DKK	89,572,000	10/23/2008	2,041,815
USD	28,301,587	EUR	19,201,000	10/23/2008	1,204,536
USD	45,703,310	GBP	23,505,400	10/23/2008	3,835,695
USD	33,176,685	JPY	3,476,730,500	10/23/2008	353,742
USD	10,868,648	MXN	111,212,500	10/23/2008	731,165
USD	8,821,574	NZD	11,816,900	10/23/2008	937,454
USD	8,404,009	PLN	19,056,500	10/23/2008	503,437
USD	2,601,787	ZAR	20,417,000	10/23/2008	150,541
MYR	9,288,000	USD	2,875,542	10/30/2008	(168,854)
GBP	13,885,000	USD	25,446,004	10/31/2008	(699,828)
USD	22,221,900	GBP	12,055,000	10/31/2008	737,194

Total					$(5,239,215)

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
218	Euro-Bobl	December 2008	$33,671,491	$288,209
326	Euro-Bund	December 2008	$52,810,412	391,506
537	Euro-Schatz	December 2008	$78,909,887	611,258
49	Australia Government Bond (10 Year)	December 2008	$28,260,368	74,828
43	Canada Government Bond (10 Year)	December 2008	$4,734,141	(62,473)
22	Gilt British	December 2008	$4,386,467	28,609

Total				$1,331,937

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
529	U.S. Treasury Notes (2 Year)	December 2008	$112,908,438	$(543,345)
130	U.S. Treasury Notes (5 Year)	December 2008	$14,590,469	(6,765)
177	U.S. Treasury Notes (10 Year)	December 2008	$20,288,625	175,936
223	U.S. Treasury Bonds	December 2008	$26,129,328	467,109

Total				$92,935

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, December 2009	USD	7,400,000	$157,109
Receive a fixed rate of 4.17% and pay a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley Capital Services, Inc. Expires, July 2010	USD	36,900,000	630,860
Pay a fixed rate of 3.20% and receive a floating rate based on 3-month USD LIBOR
Broker, Credit Suisse International Expires, September 2010	USD	73,400,000	188,037
Receive a fixed rate of 2.90% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, September 2010	USD	9,800,000	(82,347)
Receive a fixed rate of 5.02% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, November 2011	USD	9,500,000	498,178

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	73

Schedule of Investments (continued)	International Bond Portfolio

		Notional Amount	Unrealized Appreciation (Depreciation)
Sold credit default protection on Imperial Tobacco Group PLC and receive 0.71%
Broker, Royal Bank of Scotland Plc Expires, September 2012	EUR	2,300,000	$(130,134)
Bought credit default protection on STMicro Electronics NV and pay 0.26%
Broker, Citibank NA Expires, September 2012	EUR	2,250,000	54,861
Bought credit default protection on Koninklijke Phillips Electronics NV and pay 0.34%
Broker, Citibank NA Expires, September 2012	EUR	1,800,000	14,744
Bought credit default protection on Altria Group, Inc. and pay 0.50%
Broker, Deutsche Bank AG Expires, September 2012	EUR	2,300,000	34,217
Receive a fixed rate of 7.12% and pay a floating rate based on 6-month Australian Bank Bill Rate
Broker, Deutsche Bank AG Expires, October 2012(m)	AUD	16,680,000	294,809
Sold credit default protection on Groupe Danone and receive 0.50%
Broker, Citibank NA Expires, December 2012	EUR	2,250,000	(13,220)
Sold credit default protection on Itraxx FINSR.8.V and receive 0.45%
Broker, Barclays Bank Plc Expires, December 2012	EUR	1,800,000	(49,812)
Bought credit default protection on STMmicro-electronics NV and pay 0.42%
Broker, Deutsche Bank AG Expires, December 2012	EUR	2,550,000	46,632
Bought credit default protection on Cadbury Schweppes PLC and pay 0.55%
Broker, Citibank NA Expires, December 2012	EUR	3,300,000	5,067
Bought credit default protection on Koninklijke Philips Electronics NV and pay 0.44%
Broker, Deutsche Bank AG Expires, December 2012	EUR	3,600,000	14,360
Sold credit default protection on and Aviva PLC and receive 1.30%
Broker, Barclays Bank Plc Expires, March 2013	EUR	2,100,000	3,029
Sold credit default protection on France Telecom and receive 1.03%
Broker, UBS AG Expires, March 2013	EUR	1,250,000	8,701
Bought credit default protection on Assicurazioni Generali Spa and pay 0.90%
Broker, Barclays Bank Plc Expires, March 2013	EUR	2,100,000	(28,095)
Bought credit default protection on British Telecom PLC and pay 1.14%
Broker, UBS AG Expires, March 2013	EUR	1,250,000	(3,143)
Bought credit default protection on Telecom Austria AG and pay .73%
Broker, Bank of America NA Expires, March 2013	EUR	1,500,000	16,103
Bought credit default protection on Hannover Rueckversicherungs AG and pay 0.42%
Broker, Barclays Bank Plc Expires, March 2013	EUR	1,800,000	28,848
Bought credit default protection on Cadbury Schweppes PLC and pay 0.49%
Broker, Deutsche Bank AG Expires, June 2013	EUR	100,000	751
Bought credit default protection on Itraxx Finsub.9 and pay 2.90%
Broker, Deutsche Bank AG Expires, June 2013	EUR	825,000	86,070

See Notes to Financial Statements.

74	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	International Bond Portfolio

		Notional Amount	Unrealized Appreciation (Depreciation)
Pay a fixed rate of 2.97% and receive a floating rate based on 6-month CHF LIBOR
Broker, Deutsche Bank AG Expires, August 2013	CHF	12,600,000	$34,489
Bought credit default protection on JTI UK Finance PLC and pay 0.41%
Broker, UBS AG Expires, September 2013	EUR	1,500,000	(15,347)
Pay a fixed rate of 4.41% and receive a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley Capital Services, Inc. Expires, February 2014	USD	4,100,000	(63,696)
Pay a fixed rate of 5.03% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, April 2015	USD	11,000,000	(685,423)
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley Capital Services, Inc. Expires, July 2015	USD	20,500,000	(214,032)
mkkopReceive a fixed rate of 5.72% and pay a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, July 2016	USD	8,500,000	816,690
Receive a fixed rate of 5.30% and pay a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, February 2017	USD	4,000,000	267,237
Pay a fixed rate of 4.14% and receive a floating rate based on 6-month PRIBOR
Broker, Citibank NA Expires, April 2017(m)	CZK	44,650,000	(74,605)
Receive a fixed rate of 5.25% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, April 2017	USD	1,200,000	94,069
Pay a fixed rate of 4.16% and receive a floating rate based on 6-month PRIBOR
Broker, Deutsche Bank AG Expires, May 2017(m)	CZK	76,450,000	(132,904)
Pay a fixed rate of 5.55% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, June 2017	USD	2,600,000	(255,940)
Pay a fixed rate of 5.74% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, June 2017	USD	2,000,000	(226,159)
Pay a fixed rate of 5.85% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, June 2017	USD	1,400,000	(169,610)
Pay a fixed rate of 4.46% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, January 2018	USD	3,500,000	(12,767)
Receive a fixed rate of 5.25% and pay a floating rate based on 6-Month GBP LIBOR rate
Broker, Barclays Bank Plc Expires, May 2018	GBP	3,885,000	90,955
Pay a fixed rate of 5.46% and receive a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank Expires, August 2018	USD	4,900,000	(396,721)
Receive a fixed rate of 4.26% and pay a floating rate based on 3-month USD LIBOR
Broker, Credit Suisse International Expires, September 2018	USD	15,700,000	(258,221)
Receive a fixed rate of 3.98% and pay a floating rate based on 6-month PRIBOR
Broker, Deutsche Bank AG Expires, September 2018(m)	CZK	36,600,000	20,311
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2018	USD	9,000,000	(185,710)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	75

Schedule of Investments (concluded)	International Bond Portfolio

		Notional Amount	Unrealized Appreciation (Depreciation)
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2018	USD	10,800,000	$222,852
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, August 2022	USD	13,670,000	1,176,667
Pay a fixed rate of 4.71% and receive a floating rate based on 6-Month GBP LIBOR rate
Broker, Barclays Bank Plc Expires, May 2038	GBP	1,785,000	(105,591)

Total			$1,702,169

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

76	ANNUAL REPORT	SEPTEMBER 30, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Statements of Assets and Liabilities

September 30, 2008	Enhanced Income Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond II Portfolio	Long Duration Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$23,308,521	$525,432,930	$980,914,840	$181,537,271
Investments at value - affiliated[2]	490,863	45,137,998	—	69,217
Investments in swap contracts	—	146,467	—	—
Cash	—	—	—	757,747
Foreign currency at value[3]	396	144,709	224,175	5,699
Unrealized appreciation on foreign currency exchange contracts	—	735,095	2,244,074	412,770
Unrealized appreciation on swaps	—	4,772,069	5,330,505	399,828
Interest receivable	102,755	2,373,651	9,126,266	1,762,219
Capital shares sold receivable	35,883	1,915,973	1,969,239	74,902
Principal paydown receivable	11,326	392,473	179,350	—
Receivable from advisor	6,346	7,242	3,714	39,574
Interest receivable - affiliated	3,879	838	—	433
Dividends receivable	2,571	35,349	17,322	16,932
Margin variation receivable	80	11,683	21,420	2,724
Investments sold receivable	—	80,963,658	169,140,094	12,430,787
Prepaid expenses	14,212	49,518	74,687	19,782
Other assets	—	27,319	6,891	—

Total assets	23,976,832	662,146,972	1,169,252,577	197,529,885

Liabilities
Income dividends payable	65,757	780,580	1,681,034	2,100
Margin variation payable	16,724	604,285	2,863,921	888,786
Options written at value[4]	12,646	6,575,287	12,494,378	325,158
Other affiliates payable	5,780	162,998	175,766	15,776
Officer’s and Trustees’ fees payable	4,407	7,656	10,322	4,712
Unrealized depreciation on foreign currency exchange contracts	2,552	189,042	375,105	58,755
Capital shares redeemed payable	1,181	1,196,464	6,659,516	—
Unrealized depreciation on swaps	1,172	5,518,848	12,039,861	839,597
Service and distribution fees payable	436	88,387	79,671	58
Investments purchased payable	—	76,140,450	149,694,501	20,362,803
Payable for financing transactions	—	59,189,011	50,030,723	—
TBA sale commitments at value[5]	—	7,219,312	43,813,969	8,058,125
Premiums received for swap contracts	—	507,001	—	—
Investment advisory fees payable	—	173,431	229,499	—
Interest payable	—	13,397	84,554	16,124
Collateral received for swap contracts	—	—	517,814	—
Bank overdraft	—	4,183	285,085	—
Other accrued expenses payable	22,083	61,974	111,936	38,722

Total liabilities	132,738	158,432,306	281,147,655	30,610,716

Net Assets	$23,844,094	$503,714,666	$888,104,922	$166,919,169

Net Assets Consist of
Paid-in capital	$27,423,577	$510,464,072	$954,165,902	$179,537,989
Undistributed (distributions in excess of) net investment income	(41,502)	(617,089)	(3,450,435)	(364,516)
Accumulated net realized gain (loss)	(1,459,197)	1,648,805	7,160,739	957,799
Net unrealized appreciation/depreciation	(2,078,784)	(7,781,122)	(69,771,284)	(13,212,103)

Net Assets	$23,844,094	$503,714,666	$888,104,922	$166,919,169

[1] Investments at cost - unaffiliated	$25,291,391	$530,879,646	$1,041,791,002	$194,190,661
[2] Investments at cost - affiliated	594,886	45,137,395	—	70,533
[3] Cost of foreign currency	381	142,360	218,823	5,776
[4] Premiums received - options written	10,501	6,207,633	11,787,858	281,095
[5] Proceeds received - TBA sale commitments	—	7,189,523	44,457,583	8,033,313

See Notes to Financial Statements.

78	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities (continued)

September 30, 2008	Enhanced Income Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond II Portfolio	Long Duration Bond Portfolio
Net Asset Value
BlackRock:
Net Assets	$4,099,072	—	$218,310,723	$146,251,262
Shares outstanding, unlimited number of shares authorized, $0.001 par value	460,509	—	24,989,506	16,150,376
Net Asset Value	$8.90	—	$8.74	$9.06
Institutional:
Net Assets	$17,754,842	$209,967,989	$362,249,309	$20,276,748
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,995,656	20,333,717	41,483,351	2,239,648
Net Asset Value	$8.90	$10.33	$8.73	$9.05
Service:
Net Assets	$40,408	$774,694	$235,333,393	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	4,620	75,059	26,942,382	—
Net Asset Value	$8.75	$10.32	$8.73	—
Investor A:
Net Assets	$1,949,772	$244,461,381	$47,131,429	$391,159
Shares outstanding, unlimited number of shares authorized, $0.001 par value	219,433	23,619,889	5,397,522	43,373
Net Asset Value	$8.89	$10.35	$8.73	$9.02
Investor B:
Net Assets	—	$24,551,504	$5,572,098	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	2,377,529	638,032	—
Net Asset Value	—	$10.33	$8.73	—
Investor C:
Net Assets	—	$23,959,098	$19,507,970	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	2,318,536	2,232,362	—
Net Asset Value	—	$10.33	$8.74	—

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	79

Statements of Assets and Liabilities (continued)

September 30, 2008	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$534,152,679	$731,577,853	$993,073,009	$513,652,617
Investments at value - affiliated[2]	—	10,003,070	1,486,266	2,672,451
Investments in swap contracts	—	17,400	—	—
Cash	—	414,212	149,040	—
Foreign currency at value[3]	10,041	—	810,309	345,164
Unrealized appreciation on foreign currency exchange contracts	184,703	—	1,906,866	14,342,451
Unrealized appreciation on swaps	1,611,151	770,181	1,579,709	4,805,646
Investments sold receivable	55,502,921	349,393,110	225,054,959	25,042,286
Capital shares sold receivable	8,551,103	13,389,612	764,576	3,015,751
Interest receivable	2,337,930	2,277,327	7,717,128	5,322,509
Margin variation receivable	540,303	554,172	307,838	1,699,306
Dividends receivable	18,097	94,943	3,097	387,293
Receivable from advisor	17,037	10,423	506	—
Interest receivable - affiliated	—	19	9,229	15,722
Principal paydown receivable	—	—	91,741	31,430
Prepaid expenses	80,908	45,621	58,928	88,101

Total assets	603,006,873	1,108,547,943	1,233,013,201	571,420,727

Liabilities
Investments purchased payable	103,021,786	513,935,059	405,444,970	59,436,529
Payable for financing transactions	5,970,248	—	39,459,848	—
Options written at value[4]	2,797,867	407,662	11,010,883	1,340,315
Capital shares redeemed payable	2,084,192	1,885,579	1,337,084	2,961,504
Unrealized depreciation on swaps	1,309,960	831,866	4,524,170	3,103,477
Income dividends payable	1,280,695	804,638	1,908,548	629,250
Service and distribution fees payable	169,919	45,300	51,860	79,376
Other affiliates payable	91,493	79,506	87,683	204,814
Unrealized depreciation on foreign currency exchange contracts	33,491	—	281,819	19,581,666
Investment advisory fees payable	24,537	50,683	273,550	223,312
Margin variation payable	23,012	119,111	89,620	528,095
Officer’s and Trustees’ fees payable	5,706	6,233	9,256	8,003
TBA sale commitments at value[5]	—	185,147,209	105,991,563	—
Interest payable	—	409,842	251,942	—
Premiums received for swap contracts	—	131,100	419,520	127,897
Collateral received for swap contracts	—	65,203	256,867	295,000
Reverse repurchase agreements payable	—	—	23,099,000	—
Bank overdraft	—	—	—	39,624
Other accrued expenses payable	35,812	66,448	75,498	412,573

Total liabilities	116,848,718	703,985,439	594,573,681	88,971,435

Net Assets	$486,158,155	$404,562,504	$638,439,520	$482,449,292

Net Assets Consist of
Paid-in capital	$515,906,588	$411,416,962	$703,988,465	$465,978,943
Undistributed (distributions in excess of) net investment income	(285,811)	(880,052)	798,850	42,090,935
Accumulated net realized gain (loss)	(3,639,485)	(6,494,860)	(2,696,038)	(6,536,631)
Net unrealized appreciation/depreciation	(25,823,137)	520,454	(63,651,757)	(19,083,955)

Net Assets	$486,158,155	$404,562,504	$638,439,520	$482,449,292

[1] Investments at cost - unaffiliated	$560,314,938	$732,144,289	$1,053,005,877	$529,046,133
[2] Investments at cost - affiliated	—	10,003,060	1,903,245	3,153,293
[3] Cost of foreign currency	10,076	—	803,831	350,222
[4] Premiums received - options written	2,577,751	382,000	10,589,960	1,049,300
[5] Proceeds received - TBA sale commitments	—	185,994,648	106,715,023	—

See Notes to Financial Statements.

80	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities (concluded)

September 30, 2008	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio
Net Asset Value
BlackRock:
Net Assets	$12,573,235	$353,226	—	$67,594,009
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,277,965	36,317	—	6,034,163
Net Asset Value	$9.84	$9.73	—	$11.20
Institutional:
Net Assets	$86,495,338	$272,839,532	$414,653,302	$180,834,151
Shares outstanding, unlimited number of shares authorized, $0.001 par value	8,615,391	27,997,780	45,117,061	16,158,829
Net Asset Value	$10.04	$9.75	$9.19	$11.19
Service:
Net Assets	$11,071,432	$15,688,447	$200,973,240	$50,020,394
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,100,215	1,611,687	21,868,222	4,463,169
Net Asset Value	$10.06	$9.73	$9.19	$11.21
Investor A:
Net Assets	$209,191,506	$61,896,489	$18,308,610	$138,911,863
Shares outstanding, unlimited number of shares authorized, $0.001 par value	20,974,634	6,328,604	1,991,525	12,386,298
Net Asset Value	$9.97	$9.78	$9.19	$11.21
Investor B:
Net Assets	$14,528,679	$10,556,042	$2,197,976	$9,347,325
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,454,443	1,082,383	239,027	833,614
Net Asset Value	$9.99	$9.75	$9.20	$11.21
Investor C:
Net Assets	$152,297,965	$43,228,768	$2,306,392	$35,741,550
Shares outstanding, unlimited number of shares authorized, $0.001 par value	15,174,405	4,437,883	251,228	3,192,151
Net Asset Value	$10.04	$9.74	$9.18	$11.20

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	81

Statements of Operations

Period Ended September 30, 2008	Enhanced Income Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond II Portfolio
Investment Income
Interest	$1,207,330	$24,096,489	$48,988,960
Dividends	37,015	357,537	601,036
Income and dividends from affiliates	43,934	53,327	505

Total investment income	1,288,279	24,507,353	49,590,501

Expenses
Organization and offering	—	—	—
Investment advisory	109,150	2,490,535	4,545,491
Professional	35,142	55,212	65,765
Custodian	23,141	81,541	119,879
Administration	20,466	373,312	640,914
Registration	25,905	58,020	99,445
Officer and Trustees	19,066	36,528	48,849
Administration - class specific	6,815	124,575	227,192
Printing	5,543	99,459	223,137
Transfer agent - class specific	1,029	487,259	414,480
Service and distribution - class specific	2,062	1,063,330	937,930
Miscellaneous	14,189	55,147	90,435

Total expenses excluding interest expense	262,508	4,924,918	7,413,517
Interest expense	7,144	935,224	1,683,999

Total expenses	269,652	5,860,142	9,097,516
Less fees waived by advisor	(108,875)	(272,758)	(1,744,568)
Less administration fees waived	(17,370)	(1,015)	—
Less administration fees waived - class specific	(1,520)	(57,706)	(66,191)
Less transfer agent fees waived - class specific	(84)	(9,882)	(2,459)
Less transfer agent fees reimbursed - class specific	(84)	(48,142)	(4,269)
Less fees paid indirectly	(3)	(1,078)	(155)
Less expenses reimbursed by advisor	(45,729)	(2,330)	—

Total expenses after waivers and reimbursement	95,987	5,467,231	7,279,874

Net investment income	1,192,292	19,040,122	42,310,627

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(375,400)	8,504,305	1,434,362
Options written	3,122	2,060,847	4,180,465
Futures and swaps	(25,464)	3,155,910	7,532,279
Foreign currency transactions	2,315	(311,950)	(700,507)

	(395,427)	13,409,112	12,446,599

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	(1,839,447)	(5,452,703)	(60,721,621)
Investments - affiliated	(102,506)	409	—
TBA sale commitments	—	(441,455)	363,572
Options written	1,534	(930,195)	(1,635,106)
Futures and swaps	(76,244)	(1,791,883)	(9,712,007)
Foreign currency transactions and other	5,075	646,450	1,850,998

	(2,011,588)	(7,969,377)	(69,854,164)

Total realized and unrealized gain (loss)	(2,407,015)	5,439,735	(57,407,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,214,723)	$24,479,857	$(15,096,938)

1	Commencement of operations on October 19, 2007.

See Notes to Financial Statements.

82	ANNUAL REPORT	SEPTEMBER 30, 2008

Long Duration Bond Portfolio[1]	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio
$4,552,684	$20,152,540	$15,440,623	$43,821,010	$21,121,673
164,486	161,240	532,607	546,488	565,715
3,065	780	11,249	112,133	136,235

4,720,235	20,314,560	15,984,479	44,479,631	21,823,623

63,397	—	—	—	—
419,347	1,008,811	1,671,987	3,678,008	2,927,498
53,162	43,336	64,186	63,975	57,393
35,904	38,548	152,152	173,264	146,264
62,902	189,152	227,998	528,141	395,894
27,169	88,809	57,230	54,956	86,029
23,510	27,484	30,968	44,494	37,725
20,856	62,392	75,899	183,578	133,111
17,619	69,751	67,368	123,865	138,964
1,304	214,419	296,571	135,781	476,123
278	1,142,175	390,093	674,010	1,006,092
9,687	25,109	32,981	77,903	59,994

735,135	2,909,986	3,067,433	5,737,975	5,465,087
105,288	86,232	278,667	3,226,444	19,684

840,423	2,996,218	3,346,100	8,964,419	5,484,771
(363,565)	(775,595)	(947,854)	(5,266)	—
(7,585)	(97)	—	—	—
(16,706)	(17,374)	(51,268)	(130,408)	(11,312)
(486)	(2,763)	(25,387)	(1,293)	(3,267)
(93)	(17,807)	(141,934)	(4,910)	(50)
(50)	(327)	(710)	(58)	(1,132)
(8,086)	—	—	—	—

443,852	2,182,255	2,178,947	8,822,484	5,469,010

4,276,383	18,132,305	13,805,532	35,657,147	16,354,613

(231,152)	(133,887)	7,050,603	10,234,419	(4,971,621)
193,442	420,738	131,100	3,242,452	809,931
669,919	1,317,523	(52,151)	(10,008,803)	(9,070,529)
(82,774)	(205,561)	—	1,190,384	61,919,074

549,435	1,398,813	7,129,552	4,658,452	48,686,855

(12,653,390)	(25,995,231)	1,394,772	(61,697,260)	(48,273,045)
(1,316)	—	10	(421,539)	(480,842)
(24,812)	—	118,629	20,623	11,484
(44,063)	(112,850)	(157,339)	(1,145,365)	(328,240)
(839,971)	518,184	14,905	283,031	1,881,899
351,449	(188,519)	—	146,654	(15,774,937)

(13,212,103)	(25,778,416)	1,370,977	(62,813,856)	(62,963,681)

(12,662,668)	(24,379,603)	8,500,529	(58,155,404)	(14,276,826)

$(8,386,285)	$(6,247,298)	$22,306,061	$(22,498,257)	$2,077,787

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	83

Statements of Changes in Net Assets

	Enhanced Income Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007
Operations
Net investment income	$1,192,292	$1,922,752
Net realized gain (loss)	(395,427)	(397,058)
Net change in unrealized appreciation/depreciation	(2,011,588)	140,086

Net increase (decrease) in net assets resulting from operations	(1,214,723)	1,665,780

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(293,274)	(946,570)
Institutional	(898,782)	(991,003)
Service	(1,783)	(1,685)
Investor A	(30,763)	(3,984)
Investor B	—	—
Investor C	—	—
Net realized gain:
BlackRock	—	—
Institutional	—	—
Service	—	—
Investor A	—	—
Investor B	—	—
Investor C	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(1,224,602)	(1,943,242)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(12,946,297)	(10,434,314)

Net Assets
Total increase (decrease) in net assets	(15,385,622)	(10,711,776)
Beginning of period	39,229,716	49,941,492

End of period	$23,844,094	$39,229,716

End of period undistributed (distributions in excess of) net investment income	$(41,502)	$(14,773)

1	Commencement of operations.

See Notes to Financial Statements.

84	ANNUAL REPORT	SEPTEMBER 30, 2008

Intermediate Government Bond Portfolio		Intermediate Bond II Portfolio		Long Duration Bond Portfolio October 19, 2007[1] to September 30, 2008
Year Ended September 30,		Year Ended September 30,
2008	2007	2008	2007
$19,040,122	$20,615,183	$42,310,627	$41,555,593	$4,276,383
13,409,112	781,866	12,446,599	4,693,732	549,435
(7,969,377)	3,271,325	(69,854,164)	836,253	(13,212,103)

24,479,857	24,668,374	(15,096,938)	47,085,578	(8,386,285)

—	—	(12,117,547)	(18,028,389)	(3,425,092)
(8,876,603)	(8,417,443)	(16,161,847)	(13,554,072)	(830,722)
(66,694)	(63,456)	(11,383,514)	(9,591,362)	—
(9,705,576)	(10,506,811)	(1,808,043)	(1,231,991)	(5,261)
(928,583)	(1,349,607)	(206,773)	(250,021)	—
(467,273)	(431,372)	(486,065)	(289,904)	—
—	—	(280,057)	—	—
—	—	(359,025)	—	—
—	—	(304,874)	—	—
—	—	(37,387)	—	—
—	—	(7,068)	—	—
—	—	(11,597)	—	—

(20,044,729)	(20,768,689)	(43,163,797)	(42,945,739)	(4,261,075)

7,950,324	(54,599,361)	81,874,385	(70,782,971)	179,566,529

12,385,452	(50,699,676)	23,613,650	(66,643,132)	166,919,169
491,329,214	542,028,890	864,491,272	931,134,404	—

$503,714,666	$491,329,214	$888,104,922	$864,491,272	$166,919,169

$(617,089)	$730,358	$(3,450,435)	$820,379	$(364,516)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	85

Statements of Changes in Net Assets (concluded)

	Inflation Protected Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007
Operations
Net investment income	$18,132,305	$3,311,764
Net realized gain (loss)	1,398,813	(211,885)
Net change in unrealized appreciation/depreciation	(25,778,416)	118,534

Net increase (decrease) in net assets resulting from operations	(6,247,298)	3,218,413

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(720,440)	(248,091)
Institutional	(3,898,051)	(873,131)
Service	(462,256)	(78,746)
Investor A	(7,393,448)	(675,600)
Investor B	(622,452)	(291,618)
Investor C	(5,075,081)	(1,131,907)
BlackRock Class	—	—
Net realized gain:
BlackRock	(29,060)	(47,940)
Institutional	(150,776)	(39,744)
Service	(11,242)	(1,305)
Investor A	(89,246)	(10,757)
Investor B	(35,919)	(5,534)
Investor C	(173,764)	(12,252)

Decrease in net assets resulting from dividends and distributions to shareholders	(18,661,735)	(3,416,625)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	423,294,469	44,198,767

Redemption Fees
Redemption fees	—	—

Net Assets
Total increase (decrease) in net assets	398,385,436	44,000,555
Beginning of year	87,772,719	43,772,164

End of year	$486,158,155	$87,772,719

End of period undistributed (distributions in excess of) net investment income	$(285,811)	$484,358

See Notes to Financial Statements.

86	ANNUAL REPORT	SEPTEMBER 30, 2008

GNMA Portfolio		Managed Income Portfolio		International Bond Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2008	2007	2008	2007	2008	2007
$13,805,532	$8,454,329	$35,657,147	$32,619,210	$16,354,613	$17,503,547
7,129,552	(1,649,306)	4,658,452	(428,518)	48,686,855	(4,425,596)
1,370,977	742,559	(62,813,856)	(222,870)	(62,963,681)	31,683,318

22,306,061	7,547,582	(22,498,257)	31,967,822	2,077,787	44,761,269

(208,464)	(645,112)	—	—	(2,711,199)	(3,364,460)
(11,522,081)	(6,186,540)	(22,994,360)	(23,674,830)	(6,808,161)	(6,671,430)
(520,605)	(379,160)	(10,043,322)	(7,389,071)	(1,790,729)	(1,902,439)
(1,217,386)	(732,845)	(936,402)	(907,425)	(3,663,762)	(3,112,421)
(395,569)	(538,562)	(116,951)	(146,283)	(240,087)	(234,949)
(741,621)	(776,928)	(87,320)	(47,708)	(916,773)	(846,719)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(14,605,726)	(9,259,147)	(34,178,355)	(32,165,317)	(16,130,711)	(16,132,418)

216,890,260	5,808,359	(61,232,774)	18,481,751	(38,311,264)	(148,716,943)

—	—	—	—	75,542	16,198

224,590,595	4,096,794	(117,909,386)	18,284,256	(52,288,646)	(120,071,894)
179,971,909	175,875,115	756,348,906	738,064,650	534,737,938	654,809,832

$404,562,504	$179,971,909	$638,439,520	$756,348,906	$482,449,292	$534,737,938

$(880,052)	$(188,871)	$798,850	$(838,182)	$42,090,935	$(9,874,207)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	87

Financial Highlights	Enhanced Income Portfolio

	BlackRock
	Year Ended September 30,				Period March 4, 2004[1] to
	2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$9.79	$9.85	$9.86	$9.94	$10.00

Net investment income[2]	0.43	0.47	0.40	0.29	0.11
Net realized and unrealized gain (loss)	(0.89)	(0.06)	0.00 [3]	(0.08)	(0.05)

Net increase (decrease) from investment operations	(0.46)	0.41	0.40	0.21	0.06

Dividends from net investment income	(0.43)	(0.47)	(0.41)	(0.29)	(0.12)

Net asset value, end of period	$8.90	$9.79	$9.85	$9.86	$9.94

Total Investment Return
Based on net asset value	(4.88)%	4.22%	4.16%	2.15%	0.58%[4]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.30%	0.30%	0.30%	0.30%	0.30%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.34%	0.31%	0.30%	0.32%	0.30%[5]

Total expenses	0.94%	0.74%	0.69%	0.72%	1.14%[5]

Net investment income	4.55%	4.71%	4.09%	2.94%	1.87%[5]

Supplemental Data
Net assets, end of period (000)	$4,099	$20,165	$18,172	$23,641	$18,677

Portfolio turnover	56%[6]	68%	108%	147%	208%

	Institutional
	Year Ended September 30,				Period March 19, 2004[1] to
	2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$9.78	$9.85	$9.86	$9.94	$10.00

Net investment income[2]	0.41	0.46	0.40	0.27	0.09
Net realized and unrealized gain (loss)	(0.87)	(0.07)	0.00 [3]	(0.07)	(0.05)

Net increase (decrease) from investment operations	(0.46)	0.39	0.40	0.20	0.04

Dividends from net investment income	(0.42)	(0.46)	(0.41)	(0.28)	(0.10)

Net asset value, end of period	$8.90	$9.78	$9.85	$9.86	$9.94

Total Investment Return
Based on net asset value	(4.83)%	4.09%	4.11%	2.05%	0.40%[4]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.32%	0.33%	0.36%	0.40%	0.40%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.35%	0.34%	0.36%	0.41%	0.40%[5]

Total expenses	0.99%	0.74%	0.74%	0.83%	1.26%[5]

Net investment income	4.34%	4.67%	4.04%	2.74%	1.77%[5]

Supplemental Data
Net assets, end of period (000)	$17,755	$18,934	$31,696	$32,646	$35,967

Portfolio turnover	56%[6]	68%	108%	147%	208%

See Notes to Financial Statements.

88	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Enhanced Income Portfolio

	Service
	Year Ended September 30,				Period March 19, 2004[1] to
	2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$9.63	$9.70	$9.70	$9.86	$10.00

Net investment income[2]	0.38	0.43	0.37	0.27	0.14
Net realized and unrealized gain (loss)	(0.87)	(0.07)	0.00 [3]	(0.11)	(0.08)

Net increase (decrease) from investment operations	(0.49)	0.36	0.37	0.16	0.06

Dividends from net investment income	(0.39)	(0.43)	(0.37)	(0.32)	(0.20)

Net asset value, end of period	$8.75	$9.63	$9.70	$9.70	$9.86

Total Investment Return
Based on net asset value	(5.23)%	3.74%	3.94%	1.66%	0.61%[4]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.70%	0.74%	0.74%	0.71%	0.71%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.73%	0.75%	0.74%	0.74%	0.71%[5]

Total expenses	1.51%	1.66%	1.29%	1.09%	1.51%[5]

Net investment income	4.04%	4.34%	3.80%	2.77%	1.46%[5]

Supplemental Data
Net assets, end of period (000)	$40	$43	$21	$49	$0 [7]

Portfolio turnover	56%[6]	68%	108%	147%	208%

	Investor A
	Year Ended September 30,				Period March 19, 2004[1] to
	2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$9.77	$9.84	$9.85	$9.93	$10.00

Net investment income[2]	0.34	0.42	0.35	0.28	0.06
Net realized and unrealized gain (loss)	(0.83)	(0.07)	0.00 [3]	(0.12)	(0.07)

Net increase (decrease) from investment operations	(0.49)	0.35	0.35	0.16	(0.01)

Dividends from net investment income	(0.39)	(0.42)	(0.36)	(0.24)	(0.06)

Net asset value, end of period	$8.89	$9.77	$9.84	$9.85	$9.93

Total Investment Return
Based on net asset value[8]	(5.15)%	3.65%	3.65%	1.62%	(0.12)%[4]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.60%	0.73%	0.79%	0.71%	0.71%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.60%	0.74%	0.79%	0.74%	0.71%[5]

Total expenses	1.31%	1.24%	3.19%	1.19%	1.61%[5]

Net investment income	3.67%	4.25%	3.72%	2.77%	1.46%[5]

Supplemental Data
Net assets, end of period (000)	$1,950	$88	$52	$2	$0 [7]

Portfolio turnover	56%[6]	68%	108%	147%	208%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.005 per share.

4	Aggregate total investment return.

5	Annualized.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 29%.

7	Net assets end of period are less than $500.

8	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	89

Financial Highlights (continued)	Intermediate Government Bond Portfolio

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.23	$10.15	$10.20	$10.45	$10.63

Net investment income[1]	0.43	0.45	0.42	0.39	0.38
Net realized and unrealized gain (loss)	0.12	0.08	(0.07)	(0.25)	(0.17)

Net increase from investment operations	0.55	0.53	0.35	0.14	0.21

Dividends and distributions from:
Net investment income	(0.45)	(0.45)	(0.40)	(0.26)	(0.39)
Tax return of capital	—	—	—	(0.08)	—
Net realized gain	—	—	—	(0.05)	—

Total dividends and distributions	(0.45)	(0.45)	(0.40)	(0.39)	(0.39)

Net asset value, end of year	$10.33	$10.23	$10.15	$10.20	$10.45

Total Investment Return
Based on net asset value	5.44%	5.34%	3.48%	1.38%	2.01%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%

Total expenses after waivers, reimbursement and fees paid indirectly	0.79%	0.63%	0.60%	0.60%	0.60%

Total expenses	0.89%	0.72%	0.77%	0.89%	0.84%

Net investment income	4.14%	4.40%	4.14%	3.78%	3.62%

Supplemental Data
Net assets, end of year (000)	$209,968	$195,658	$190,154	$214,980	$236,212

Portfolio turnover	459%[2]	57%	92%	194%	200%

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.22	$10.14	$10.19	$10.44	$10.62

Net investment income[1]	0.39	0.42	0.39	0.36	0.35
Net realized and unrealized gain (loss)	0.13	0.08	(0.07)	(0.25)	(0.17)

Net increase from investment operations	0.52	0.50	0.32	0.11	0.18

Dividends and distributions from:
Net investment income	(0.42)	(0.42)	(0.37)	(0.24)	(0.36)
Tax return of capital	—	—	—	(0.07)	—
Net realized gain	—	—	—	(0.05)	—

Total dividends and distributions	(0.42)	(0.42)	(0.37)	(0.36)	(0.36)

Net asset value, end of year	$10.32	$10.22	$10.14	$10.19	$10.44

Total Investment Return
Based on net asset value	5.14%	5.03%	3.18%	1.08%	1.71%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.88%	0.90%	0.90%	0.90%	0.86%

Total expenses after waivers, reimbursement and fees paid indirectly	1.07%	0.93%	0.90%	0.90%	0.86%

Total expenses	1.14%	1.06%	1.10%	1.14%	1.08%

Net investment income	3.73%	4.09%	3.86%	3.48%	3.38%

Supplemental Data
Net assets, end of year (000)	$775	$1,134	$831	$842	$1,235

Portfolio turnover	459%[2]	57%	92%	194%	200%

See Notes to Financial Statements.

90	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Intermediate Government Bond Portfolio

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.25	$10.17	$10.23	$10.47	$10.65

Net investment income[1]	0.39	0.40	0.38	0.35	0.33
Net realized and unrealized gain (loss)	0.12	0.09	(0.09)	(0.24)	(0.17)

Net increase from investment operations	0.51	0.49	0.29	0.11	0.16

Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.35)	(0.23)	(0.34)
Tax return of capital	—	—	—	(0.07)	—
Net realized gain	—	—	—	(0.05)	—

Total dividends and distributions	(0.41)	(0.41)	(0.35)	(0.35)	(0.34)

Net asset value, end of year	$10.35	$10.25	$10.17	$10.23	$10.47

Total Investment Return
Based on net asset value[3]	5.00%	4.88%	2.96%	1.07%	1.54%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.01%	1.04%	1.00%	0.99%	1.05%

Total expenses after waivers, reimbursement and fees paid indirectly	1.19%	1.07%	1.00%	0.99%	1.05%

Total expenses	1.25%	1.11%	1.19%	1.25%	1.33%

Net investment income	3.72%	3.95%	3.74%	3.43%	3.17%

Supplemental Data
Net assets, end of year (000)	$244,461	$246,273	$285,303	$345,132	$43,500

Portfolio turnover	459%[2]	57%	92%	194%	200%

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.23	$10.15	$10.20	$10.45	$10.62

Net investment income[1]	0.31	0.32	0.30	0.27	0.25
Net realized and unrealized gain (loss)	0.12	0.09	(0.07)	(0.24)	(0.16)

Net increase from investment operations	0.43	0.41	0.23	0.03	0.09

Dividends and distributions from:
Net investment income	(0.33)	(0.33)	(0.28)	(0.18)	(0.26)
Tax return of capital	—	—	—	(0.05)	—
Net realized gain	—	—	—	(0.05)	—

Total dividends and distributions	(0.33)	(0.33)	(0.28)	(0.28)	(0.26)

Net asset value, end of year	$10.33	$10.23	$10.15	$10.20	$10.45

Total Investment Return
Based on net asset value[3]	4.18%	4.08%	2.26%	0.22%	0.88%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.81%	1.81%	1.79%	1.75%	1.80%

Total expenses after waivers, reimbursement and fees paid indirectly	1.98%	1.84%	1.79%	1.75%	1.80%

Total expenses	2.11%	1.97%	1.91%	1.90%	1.98%

Net investment income	2.96%	3.19%	2.95%	2.69%	2.43%

Supplemental Data
Net assets, end of year (000)	$24,552	$35,150	$51,314	$75,182	$10,533

Portfolio turnover	459%[2]	57%	92%	194%	200%

1	Based on average shares outstanding.

2	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

3	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	91

Financial Highlights (continued)	Intermediate Government Bond Portfolio

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.24	$10.15	$10.21	$10.46	$10.63

Net investment income[1]	0.31	0.32	0.30	0.27	0.26
Net realized and unrealized gain (loss)	0.11	0.10	(0.08)	(0.24)	(0.17)

Net increase from investment operations	0.42	0.42	0.22	0.03	0.09

Dividends and distributions from:
Net investment income	(0.33)	(0.33)	(0.28)	(0.18)	(0.26)
Tax return of capital	—	—	—	(0.05)	—
Net realized gain	—	—	—	(0.05)	—

Total dividends and distributions	(0.33)	(0.33)	(0.28)	(0.28)	(0.26)

Net asset value, end of year	$10.33	$10.24	$10.15	$10.21	$10.46

Total Investment Return
Based on net asset value[2]	4.08%	4.18%	2.16%	0.22%	0.88%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.79%	1.81%	1.79%	1.75%	1.80%

Total expenses after waivers, reimbursement and fees paid indirectly	1.98%	1.84%	1.79%	1.75%	1.80%

Total expenses	2.04%	1.90%	1.90%	1.90%	1.98%

Net investment income	2.93%	3.19%	2.96%	2.66%	2.45%

Supplemental Data
Net assets, end of year (000)	$23,959	$13,114	$14,426	$20,154	$14,194

Portfolio turnover	459%[3]	57%	92%	194%	200%

1	Based on average shares outstanding.

2	Total investment returns exclude the effects of sales charges.

3	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

See Notes to Financial Statements.

92	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Intermediate Bond II Portfolio

	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.32	$9.57	$9.89

Net investment income[1]	0.45	0.42	0.39	0.35	0.35
Net realized and unrealized gain (loss)	(0.53)	0.06	(0.07)	(0.20)	(0.09)

Net increase (decrease) from investment operations	(0.08)	0.48	0.32	0.15	0.26

Dividends and distributions from:
Net investment income	(0.45)	(0.44)	(0.40)	(0.32)	(0.36)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.46)	(0.44)	(0.40)	(0.40)	(0.58)

Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—

Net asset value, end of year	$8.74	$9.28	$9.24	$9.32	$9.57

Total Investment Return
Based on net asset value	(1.07)%	5.33%	3.54%[3]	1.61%	2.72%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%

Total expenses after waivers, reimbursement and fees paid indirectly	0.64%	0.47%	0.45%	0.45%	0.45%

Total expenses	0.87%	0.68%	0.67%	0.70%	0.69%

Net investment income	4.81%	4.59%	4.20%	3.75%	3.67%

Supplemental Data
Net assets, end of year (000)	$218,311	$262,145	$397,585	$435,529	$444,821

Portfolio turnover	316%[4]	101%	113%	194%	216%

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.32	$9.57	$9.89

Net investment income[1]	0.45	0.42	0.38	0.34	0.34
Net realized and unrealized gain (loss)	(0.55)	0.06	(0.07)	(0.20)	(0.10)

Net increase (decrease) from investment operations	(0.10)	0.48	0.31	0.14	0.24

Dividends and distributions from:
Net investment income	(0.44)	(0.44)	(0.39)	(0.31)	(0.34)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.45)	(0.44)	(0.39)	(0.39)	(0.56)

Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—

Net asset value, end of year	$8.73	$9.28	$9.24	$9.32	$9.57

Total Investment Return
Based on net asset value	(1.22)%	5.29%	3.45%[3]	1.46%	2.57%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.49%	0.48%	0.53%	0.60%	0.60%

Total expenses after waivers, reimbursement and fees paid indirectly	0.67%	0.50%	0.53%	0.60%	0.60%

Total expenses	0.86%	0.69%	0.72%	0.83%	0.81%

Net investment income	4.79%	4.57%	4.12%	3.60%	3.53%

Supplemental Data
Net assets, end of year (000)	$362,249	$300,377	$305,384	$316,522	$332,460

Portfolio turnover	316%[4]	101%	113%	194%	216%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	93

Financial Highlights (continued)	Intermediate Bond II Portfolio

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.33	$9.57	$9.89

Net investment income[1]	0.41	0.39	0.35	0.31	0.31
Net realized and unrealized gain (loss)	(0.54)	0.06	(0.08)	(0.19)	(0.10)

Net increase (decrease) from investment operations	(0.13)	0.45	0.27	0.12	0.21

Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.36)	(0.28)	(0.31)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.42)	(0.41)	(0.36)	(0.36)	(0.53)

Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—

Net asset value, end of year	$8.73	$9.28	$9.24	$9.33	$9.57

Total Investment Return
Based on net asset value	(1.55)%	4.94%	2.98%[3]	1.30%	2.26%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.83%	0.80%	0.88%	0.86%	0.89%

Total expenses after waivers, reimbursement and fees paid indirectly	1.01%	0.82%	0.88%	0.86%	0.89%

Total expenses	1.21%	1.00%	1.11%	1.08%	1.10%

Net investment income	4.45%	4.27%	3.80%	3.34%	3.23%

Supplemental Data
Net assets, end of year (000)	$235,333	$257,580	$184,276	$94,557	$84,013

Portfolio turnover	316%[4]	101%	113%	194%	216%

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.32	$9.57	$9.88

Net investment income[1]	0.41	0.39	0.35	0.32	0.31
Net realized and unrealized gain (loss)	(0.54)	0.06	(0.07)	(0.20)	(0.09)

Net increase (decrease) from investment operations	(0.13)	0.45	0.28	0.12	0.22

Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.36)	(0.29)	(0.31)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.42)	(0.41)	(0.36)	(0.37)	(0.53)

Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—

Net asset value, end of year	$8.73	$9.28	$9.24	$9.32	$9.57

Total Investment Return
Based on net asset value[5]	(1.60)%	4.95%	3.09%[3]	1.20%	2.33%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.88%	0.80%	0.89%	0.86%	0.93%

Total expenses after waivers, reimbursement and fees paid indirectly	1.06%	0.82%	0.89%	0.86%	0.93%

Total expenses	1.27%	1.00%	1.18%	1.18%	1.29%

Net investment income	4.37%	4.26%	3.76%	3.34%	3.20%

Supplemental Data
Net assets, end of year (000)	$47,131	$29,328	$27,545	$31,272	$33,977

Portfolio turnover	316%[4]	101%	113%	194%	216%

See Notes to Financial Statements.

94	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Intermediate Bond II Portfolio

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.28	$9.24	$9.32	$9.57	$9.89

Net investment income[1]	0.34	0.31	0.27	0.24	0.23
Net realized and unrealized gain (loss)	(0.55)	0.06	(0.06)	(0.20)	(0.09)

Net increase (decrease) from investment operations	(0.21)	0.37	0.21	0.04	0.14

Dividends and distributions from:
Net investment income	(0.33)	(0.33)	(0.29)	(0.21)	(0.24)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.34)	(0.33)	(0.29)	(0.29)	(0.46)

Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—

Net asset value, end of year	$8.73	$9.28	$9.24	$9.32	$9.57

Total Investment Return
Based on net asset value[5]	(2.38)%	4.07%	2.29%[3]	0.44%	1.46%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.67%	1.65%	1.67%	1.61%	1.68%

Total expenses after waivers, reimbursement and fees paid indirectly	1.86%	1.67%	1.67%	1.61%	1.68%

Total expenses	2.05%	1.88%	1.88%	1.83%	1.93%

Net investment income	3.62%	3.40%	2.97%	2.59%	2.45%

Supplemental Data
Net assets, end of year (000)	$5,572	$6,134	$7,937	$10,594	$14,106

Portfolio turnover	316%[4]	101%	113%	194%	216%

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.29	$9.25	$9.33	$9.57	$9.89

Net investment income[1]	0.34	0.32	0.28	0.25	0.23
Net realized and unrealized gain (loss)	(0.54)	0.05	(0.07)	(0.20)	(0.09)

Net increase (decrease) from investment operations	(0.20)	0.37	0.21	0.05	0.14

Dividends and distributions from:
Net investment income	(0.34)	(0.33)	(0.29)	(0.21)	(0.24)
Net realized gain	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.35)	(0.33)	(0.29)	(0.29)	(0.46)

Redemption fees added to paid-in capital	—	—	0.00 [2]	—	—

Net asset value, end of year	$8.74	$9.29	$9.25	$9.33	$9.57

Total Investment Return
Based on net asset value[5]	(2.33)%	4.07%	2.33%[3]	0.54%	1.46%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.61%	1.64%	1.62%	1.61%	1.67%

Total expenses after waivers, reimbursement and fees paid indirectly	1.79%	1.66%	1.62%	1.61%	1.67%

Total expenses	1.98%	1.85%	1.82%	1.83%	1.93%

Net investment income	3.66%	3.42%	3.02%	2.59%	2.45%

Supplemental Data
Net assets, end of year (000)	$19,508	$8,927	$8,408	$9,204	$14,334

Portfolio turnover	316%[4]	101%	113%	194%	216%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

5	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	95

Financial Highlights (continued)	Long Duration Bond Portfolio

	BlackRock	Institutional	Investor A
	Period October 19, 2007[1] to September 30, 2008	Period October 19, 2007[1] to September 30, 2008	Period October 19, 2007[1] to September 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.48	0.47	0.44
Net realized and unrealized loss	(0.95)	(0.95)	(0.98)

Net decrease from investment operations	(0.47)	(0.48)	(0.54)

Dividends from net investment income	(0.47)	(0.47)	(0.44)

Net asset value, end of period	$9.06	$9.05	$9.02

Total Investment Return
Based on net asset value[3]	(4.97)%	(5.10)%	(5.70)%[4]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense[5]	0.40%	0.42%	0.73%

Total expenses after waivers, reimbursement and fees paid indirectly[5]	0.53%	0.53%	0.81%

Total expenses[5]	1.01%	0.96%	1.26%

Net investment income[5]	5.11%	4.96%	4.59%

Supplemental Data
Net assets, end of period (000)	$146,251	$20,277	$391

Portfolio turnover	652%[6]	652%[6]	652%[6]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Annualized.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 287%.

See Notes to Financial Statements.

96	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Inflation Protected Bond Portfolio

	BlackRock					Institutional
	Year Ended September 30,				Period June 28, 2004[1] to	Year Ended September 30,				Period June 28, 2004[1] to
	2008	2007	2006	2005	September 30, 2004	2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$9.87	$9.84	$10.35	$10.38	$10.00	$10.06	$10.02	$10.54	$10.54	$10.00

Net investment income[2]	0.80	0.19	0.55	0.41	0.12	0.79	0.46	0.50	0.42	0.16
Net realized and unrealized gain (loss)	(0.10)	0.30	(0.26)	0.19	0.38	(0.08)	0.03	(0.23)	0.18	0.38

Net increase from investment operations	0.70	0.49	0.29	0.60	0.50	0.71	0.49	0.27	0.60	0.54

Dividends and distributions from:
Net investment income	(0.69)	(0.43)	(0.67)	(0.53)	(0.12)	(0.69)	(0.42)	(0.66)	(0.50)	—
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—	(0.04)	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.73)	(0.46)	(0.80)	(0.63)	(0.12)	(0.73)	(0.45)	(0.79)	(0.60)	—

Net asset value, end of period	$9.84	$9.87	$9.84	$10.35	$10.38	$10.04	$10.06	$10.02	$10.54	$10.54

Total Investment Return
Based on net asset value	6.97%	5.07%	3.00%	5.91%	5.05%[3]	6.88%	5.12%	2.78%	5.90%	5.40%[3]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.30%	0.30%	0.30%	0.30%	0.30%[4]	0.34%	0.35%	0.35%	0.40%	0.40%[4]

Total expenses after waivers, reimbursement and fees paid indirectly	0.34%	0.30%	0.30%	0.30%	0.30%[4]	0.38%	0.35%	0.35%	0.40%	0.40%[4]

Total expenses	0.68%	0.67%	0.85%	0.97%	2.61%[4]	0.69%	0.71%	0.85%	1.06%	2.73%[4]

Net investment income	7.62%	1.98%	5.59%	4.01%	4.29%[4]	7.38%	4.61%	4.96%	4.00%	4.19%[4]

Supplemental Data
Net assets, end of period (000)	$12,573	$1,954	$17,890	$22,975	$20,763	$86,495	$22,956	$15,069	$5,788	$0 [5]

Portfolio turnover	249%[6]	219%	235%	419%	96%	249%[6]	219%	235%	419%	96%

	Service
	Year Ended September 30,				Period June 28, 2004[1] to
	2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$10.09	$10.03	$10.56	$10.39	$10.00

Net investment income (loss)[2]	0.78	0.50	0.49	0.43	(0.02)
Net realized and unrealized gain (loss)	(0.11)	(0.01)	(0.27)	0.14	0.41

Net increase from investment operations	0.67	0.49	0.22	0.57	0.39

Dividends and distributions from:
Net investment income	(0.66)	(0.40)	(0.62)	(0.30)	—
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.70)	(0.43)	(0.75)	(0.40)	—

Net asset value, end of period	$10.06	$10.09	$10.03	$10.56	$10.39

Total Investment Return
Based on net asset value	6.49%	4.97%	2.26%	5.52%	3.90%[3]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.61%	0.58%	0.74%	0.69%	0.71%[4]

Total expenses after waivers, reimbursement and fees paid indirectly	0.64%	0.58%	0.74%	0.69%	0.71%[4]

Total expenses	0.95%	0.94%	4.40%	1.29%	2.98%[4]

Net investment income	7.29%	5.08%	4.84%	3.71%	3.88%[4]

Supplemental Data
Net assets, end of period (000)	$11,071	$1,803	$4	$2	$0 [5]

Portfolio turnover	249%[6]	219%	235%	419%	96%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Annualized.

5	Net assets end of period are less than $500.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	97

Financial Highlights (continued)	Inflation Protected Bond Portfolio

	Investor A					Investor B
	Year Ended September 30,				Period June 28, 2004[1] to	Year Ended September 30,				Period June 28, 2004[1] to
	2008	2007	2006	2005	September 30, 2004	2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$9.95	$10.47	$10.50	$10.00	$10.01	$9.97	$10.48	$10.51	$10.00

Net investment income (loss)[2]	0.84	0.41	0.50	0.42	0.01	0.61	0.30	0.40	0.38	(0.01)
Net realized and unrealized gain (loss)	(0.18)	0.06	(0.26)	0.13	0.51	(0.02)	0.09	(0.22)	0.09	0.53

Net increase from investment operations	0.66	0.47	0.24	0.55	0.52	0.59	0.39	0.18	0.47	0.52

Dividends and distributions from:
Net investment income	(0.65)	(0.39)	(0.63)	(0.48)	(0.02)	(0.57)	(0.32)	(0.56)	(0.40)	(0.01)
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—	(0.04)	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.69)	(0.42)	(0.76)	(0.58)	(0.02)	(0.61)	(0.35)	(0.69)	(0.50)	(0.01)

Net asset value, end of period	$9.97	$10.00	$9.95	$10.47	$10.50	$9.99	$10.01	$9.97	$10.48	$10.51

Total Investment Return
Based on net asset value[3]	6.52%	4.84%	2.43%	5.42%	5.21%[4]	5.79%	4.05%	1.78%	4.62%	5.21%[4]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.63%	0.66%	0.71%	0.69%	0.71%[5]	1.42%	1.41%	1.44%	1.44%	1.44%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.66%	0.66%	0.71%	0.69%	0.71%[5]	1.45%	1.41%	1.44%	1.44%	1.44%[5]

Total expenses	0.99%	1.08%	1.34%	1.39%	3.08%[5]	1.79%	1.87%	1.96%	2.07%	3.73%[5]

Net investment income	7.89%	4.14%	5.00%	4.06%	3.88%[5]	5.78%	3.06%	3.98%	3.65%	3.15%[5]

Supplemental Data
Net assets, end of period (000)	$209,192	$16,139	$4,079	$3,994	$93	$14,529	$8,800	$2,110	$2,045	$61

Portfolio turnover	249%[6]	219%	235%	419%	96%	249%[6]	219%	235%	419%	96%

See Notes to Financial Statements.

98	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Inflation Protected Bond Portfolio

	Investor C
	Year Ended September 30,				Period June 28, 2004[1] to
	2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$10.06	$10.01	$10.53	$10.55	$10.00

Net investment income (loss)[2]	0.68	0.31	0.43	0.36	(0.01)
Net realized and unrealized gain (loss)	(0.09)	0.09	(0.26)	0.12	0.56

Net increase from investment operations	0.59	0.40	0.17	0.48	0.55

Dividends and distributions from:
Net investment income	(0.57)	(0.32)	(0.56)	(0.40)	—
Net realized gain	(0.04)	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.61)	(0.35)	(0.69)	(0.50)	—

Net asset value, end of period	$10.04	$10.06	$10.01	$10.53	$10.55

Total Investment Return
Based on net asset value[3]	5.77%	4.03%	1.72%	4.70%	5.51%[4]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.39%	1.41%	1.39%	1.42%	1.44%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	1.43%	1.41%	1.39%	1.42%	1.44%[5]

Total expenses	1.75%	1.81%	1.89%	2.04%	3.73%[5]

Net investment income	6.38%	3.09%	4.25%	3.46%	3.15%[5]

Supplemental Data
Net assets, end of period (000)	$152,298	$36,120	$4,619	$3,749	$6

Portfolio turnover	249%[6]	219%	235%	419%	96%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Annualized.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	99

Financial Highlights (continued)	GNMA Portfolio

	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.44	$9.53	$9.69	$9.87	$10.02

Net investment income[1]	0.23	0.47	0.45	0.44	0.48
Net realized and unrealized gain (loss)	0.55	(0.05)	(0.08)	(0.20)	(0.14)

Net increase from investment operations	0.78	0.42	0.37	0.24	0.34

Dividends and distributions from:
Net investment income	(0.49)	(0.51)	(0.53)	(0.42)	(0.49)
Net realized gain	—	—	—	—	—

Total dividends and distributions	(0.49)	(0.51)	(0.53)	(0.42)	(0.49)

Net asset value, end of year	$9.73	$9.44	$9.53	$9.69	$9.87

Total Investment Return
Based on net asset value	8.36%	4.56%	3.93%	2.44%	4.02%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%

Total expenses after waivers, reimbursement and fees paid indirectly	0.56%	0.49%	0.45%	0.45%	0.50%

Total expenses	0.87%	0.81%	0.78%	0.85%	0.83%

Net investment income	4.98%	4.96%	4.71%	4.53%	4.85%

Supplemental Data
Net assets, end of year (000)	$353	$12,162	$11,632	$10,915	$10,659

Portfolio turnover	2,637%[2]	553%	320%	521%	228%

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.54	$9.70	$9.88	$10.02

Net investment income[1]	0.59	0.47	0.44	0.43	0.47
Net realized and unrealized gain (loss)	0.20	(0.05)	(0.08)	(0.21)	(0.09)

Net increase from investment operations	0.79	0.42	0.36	0.22	0.38

Dividends and distributions from:
Net investment income	(0.49)	(0.51)	(0.52)	(0.40)	(0.52)
Net realized gain	—	—	—	—	—

Total dividends and distributions	(0.49)	(0.51)	(0.52)	(0.40)	(0.52)

Net asset value, end of year	$9.75	$9.45	$9.54	$9.70	$9.88

Total Investment Return
Based on net asset value	8.43%	4.53%	3.84%	2.28%	3.97%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.48%	0.48%	0.53%	0.60%	0.60%

Total expenses after waivers, reimbursement and fees paid indirectly	0.57%	0.52%	0.53%	0.61%	0.66%

Total expenses	0.97%	0.82%	0.83%	0.97%	0.97%

Net investment income	4.71%	4.93%	4.62%	4.40%	4.74%

Supplemental Data
Net assets, end of year (000)	$272,840	$118,652	$108,286	$121,571	$151,558

Portfolio turnover	2,637%[2]	553%	320%	521%	228%

See Notes to Financial Statements.

100	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	GNMA Portfolio

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.44	$9.53	$9.69	$9.87	$10.01

Net investment income[1]	0.51	0.44	0.41	0.39	0.44
Net realized and unrealized gain (loss)	0.24	(0.04)	(0.08)	(0.19)	(0.08)

Net increase from investment operations	0.75	0.40	0.33	0.20	0.36

Dividends and distributions from:
Net investment income	(0.46)	(0.49)	(0.49)	(0.38)	(0.50)
Net realized gain	—	—	—	—	—

Total dividends and distributions	(0.46)	(0.49)	(0.49)	(0.38)	(0.50)

Net asset value, end of year	$9.73	$9.44	$9.53	$9.69	$9.87

Total Investment Return
Based on net asset value	8.03%	4.26%	3.55%	2.02%	3.67%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.75%	0.74%	0.80%	0.86%	0.89%

Total expenses after waivers, reimbursement and fees paid indirectly	0.84%	0.78%	0.80%	0.86%	0.94%

Total expenses	1.16%	1.08%	1.10%	1.23%	1.25%

Net investment income	4.34%	4.68%	4.36%	3.97%	4.45%

Supplemental Data
Net assets, end of year (000)	$15,688	$7,047	$7,712	$8,129	$2,271

Portfolio turnover	2,637%[2]	553%	320%	521%	228%

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.49	$9.58	$9.74	$9.92	$10.06

Net investment income[1]	0.53	0.43	0.41	0.41	0.43
Net realized and unrealized gain (loss)	0.21	(0.04)	(0.08)	(0.21)	(0.09)

Net increase from investment operations	0.74	0.39	0.33	0.20	0.34

Dividends and distributions from:
Net investment income	(0.45)	(0.48)	(0.49)	(0.38)	(0.48)
Net realized gain	—	—	—	—	—

Total dividends and distributions	(0.45)	(0.48)	(0.49)	(0.38)	(0.48)

Net asset value, end of year	$9.78	$9.49	$9.58	$9.74	$9.92

Total Investment Return
Based on net asset value[3]	7.91%	4.13%	3.47%	2.01%	3.50%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.81%	0.85%	0.87%	0.86%	0.99%

Total expenses after waivers, reimbursement and fees paid indirectly	0.89%	0.89%	0.87%	0.86%	1.05%

Total expenses	1.21%	1.18%	1.27%	1.32%	1.46%

Net investment income	4.20%	4.54%	4.26%	4.13%	4.34%

Supplemental Data
Net assets, end of year (000)	$61,896	$14,677	$14,122	$15,288	$18,080

Portfolio turnover	2,637%[2]	553%	320%	521%	228%

1	Based on average shares outstanding.

2	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

3	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	101

Financial Highlights (continued)	GNMA Portfolio

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.54	$9.71	$9.89	$10.03

Net investment income[1]	0.34	0.36	0.33	0.33	0.36
Net realized and unrealized gain (loss)	0.34	(0.05)	(0.09)	(0.21)	(0.09)

Net increase from investment operations	0.68	0.31	0.24	0.12	0.27

Dividends and distributions from:
Net investment income	(0.38)	(0.40)	(0.41)	(0.30)	(0.41)
Net realized gain	—	—	—	—	—

Total dividends and distributions	(0.38)	(0.40)	(0.41)	(0.30)	(0.41)

Net asset value, end of year	$9.75	$9.45	$9.54	$9.71	$9.89

Total Investment Return
Based on net asset value[2]	7.20%	3.34%	2.58%	1.25%	2.74%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.62%	1.63%	1.65%	1.61%	1.74%

Total expenses after waivers, reimbursement and fees paid indirectly	1.72%	1.67%	1.65%	1.62%	1.80%

Total expenses	2.03%	1.96%	1.96%	1.97%	2.11%

Net investment income	3.60%	3.78%	3.50%	3.40%	3.62%

Supplemental Data
Net assets, end of year (000)	$10,556	$11,065	$14,627	$19,792	$25,439

Portfolio turnover	2,637%[3]	553%	320%	521%	228%

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.53	$9.70	$9.88	$10.01

Net investment income[1]	0.37	0.37	0.34	0.34	0.36
Net realized and unrealized gain (loss)	0.30	(0.04)	(0.10)	(0.22)	(0.08)

Net increase from investment operations	0.67	0.33	0.24	0.12	0.28

Dividends and distributions from:
Net investment income	(0.38)	(0.41)	(0.41)	(0.30)	(0.41)
Net realized gain	—	—	—	—	—

Total dividends and distributions	(0.38)	(0.41)	(0.41)	(0.30)	(0.41)

Net asset value, end of year	$9.74	$9.45	$9.53	$9.70	$9.88

Total Investment Return
Based on net asset value[2]	7.13%	3.51%	2.59%	1.26%	2.85%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.57%	1.57%	1.65%	1.61%	1.74%

Total expenses after waivers, reimbursement and fees paid indirectly	1.66%	1.61%	1.65%	1.62%	1.80%

Total expenses	1.98%	1.90%	1.95%	1.98%	2.11%

Net investment income	3.58%	3.85%	3.51%	3.44%	3.62%

Supplemental Data
Net assets, end of year (000)	$43,229	$16,369	$19,497	$26,691	$39,542

Portfolio turnover	2,637%[3]	553%	320%	521%	228%

1	Based on average shares outstanding.

2	Total investment returns exclude the effects of sales charges.

3	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

See Notes to Financial Statements.

102	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Managed Income Portfolio

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$9.99	$10.20	$10.41	$10.80

Net investment income[1]	0.49	0.45	0.44	0.46	0.47
Net realized and unrealized loss	(0.82)	(0.01)	(0.12)	(0.18)	(0.10)

Net increase (decrease) from investment operations	(0.33)	0.44	0.32	0.28	0.37

Dividends and distributions from:
Net investment income	(0.47)	(0.44)	(0.48)	(0.45)	(0.48)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)

Total dividends and distributions	(0.47)	(0.44)	(0.53)	(0.49)	(0.76)

Net asset value, end of year	$9.19	$9.99	$9.99	$10.20	$10.41

Total Investment Return
Based on net asset value	(3.51)%	4.50%	3.24%	2.76%	3.60%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%

Total expenses after waivers, reimbursement and fees paid indirectly	1.09%	0.68%	0.65%	0.65%	0.65%

Total expenses	1.11%	0.69%	0.73%	0.83%	0.81%

Net investment income	4.96%	4.47%	4.42%	4.45%	4.50%

Supplemental Data
Net assets, end of year (000)	$414,653	$514,469	$557,787	$587,061	$644,083

Portfolio turnover	906%[2]	256%	184%	252%	284%

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$9.99	$10.20	$10.41	$10.80

Net investment income[1]	0.47	0.42	0.41	0.43	0.44
Net realized and unrealized loss	(0.83)	(0.01)	(0.12)	(0.18)	(0.10)

Net increase (decrease) from investment operations	(0.36)	0.41	0.29	0.25	0.34

Dividends and distributions from:
Net investment income	(0.44)	(0.41)	(0.45)	(0.42)	(0.45)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)

Total dividends and distributions	(0.44)	(0.41)	(0.50)	(0.46)	(0.73)

Net asset value, end of year	$9.19	$9.99	$9.99	$10.20	$10.41

Total Investment Return
Based on net asset value	(3.80)%	4.19%	2.93%	2.45%	3.29%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.95%	0.94%	0.94%	0.95%	0.95%

Total expenses after waivers, reimbursement and fees paid indirectly	1.39%	0.97%	0.94%	0.95%	0.95%

Total expenses	1.40%	0.99%	0.98%	1.08%	1.11%

Net investment income	4.67%	4.18%	4.12%	4.13%	4.21%

Supplemental Data
Net assets, end of year (000)	$200,973	$214,593	$150,085	$81,337	$80,253

Portfolio turnover	906%[2]	256%	184%	252%	284%

1	Based on average shares outstanding.

2	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	103

Financial Highlights (continued)	Managed Income Portfolio

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.00	$10.21	$10.41	$10.80

Net investment income[1]	0.46	0.41	0.41	0.42	0.42
Net realized and unrealized loss	(0.82)	(0.02)	(0.12)	(0.17)	(0.10)

Net increase (decrease) from investment operations	(0.36)	0.39	0.29	0.25	0.32

Dividends and distributions from:
Net investment income	(0.44)	(0.40)	(0.45)	(0.41)	(0.43)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)

Total dividends and distributions	(0.44)	(0.40)	(0.50)	(0.45)	(0.71)

Net asset value, end of year	$9.19	$9.99	$10.00	$10.21	$10.41

Total Investment Return
Based on net asset value[2]	(3.86)%	4.03%	2.86%	2.45%	3.13%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.01%	1.00%	1.01%	1.05%	1.10%

Total expenses after waivers, reimbursement and fees paid indirectly	1.45%	1.03%	1.01%	1.05%	1.10%

Total expenses	1.45%	1.03%	1.13%	1.18%	1.30%

Net investment income	4.60%	4.12%	4.07%	4.06%	4.06%

Supplemental Data
Net assets, end of year (000)	$18,309	$21,155	$23,921	$29,462	$35,462

Portfolio turnover	906%[3]	256%	184%	252%	284%

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.00	$10.21	$10.41	$10.80

Net investment income[1]	0.38	0.33	0.32	0.35	0.35
Net realized and unrealized loss	(0.81)	(0.01)	(0.12)	(0.17)	(0.11)

Net increase (decrease) from investment operations	(0.43)	0.32	0.20	0.18	0.24

Dividends and distributions from:
Net investment income	(0.36)	(0.33)	(0.36)	(0.34)	(0.35)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)

Total dividends and distributions	(0.36)	(0.33)	(0.41)	(0.38)	(0.63)

Net asset value, end of year	$9.20	$9.99	$10.00	$10.21	$10.41

Total Investment Return
Based on net asset value[2]	(4.53)%	3.24%	1.91%	1.69%	2.36%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.82%	1.77%	1.85%	1.80%	1.85%

Total expenses after waivers, reimbursement and fees paid indirectly	2.26%	1.80%	1.85%	1.80%	1.85%

Total expenses	2.26%	1.80%	1.88%	1.84%	1.95%

Net investment income	3.77%	3.38%	3.24%	3.34%	3.31%

Supplemental Data
Net assets, end of year (000)	$2,198	$3,890	$5,127	$6,625	$9,136

Portfolio turnover	906%[3]	256%	184%	252%	284%

See Notes to Financial Statements.

104	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Managed Income Portfolio

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.97	$9.97	$10.18	$10.38	$10.78

Net investment income[1]	0.38	0.33	0.33	0.34	0.35
Net realized and unrealized loss	(0.81)	(0.01)	(0.12)	(0.16)	(0.12)

Net increase (decrease) from investment operations	(0.43)	0.32	0.21	0.18	0.23

Dividends and distributions from:
Net investment income	(0.36)	(0.32)	(0.37)	(0.34)	(0.35)
Net realized gain	—	—	(0.05)	(0.04)	(0.28)

Total dividends and distributions	(0.36)	(0.32)	(0.42)	(0.38)	(0.63)

Net asset value, end of year	$9.18	$9.97	$9.97	$10.18	$10.38

Total Investment Return
Based on net asset value[2]	(4.56)%	3.32%	2.07%	1.69%	2.26%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.84%	1.81%	1.78%	1.79%	1.84%

Total expenses after waivers, reimbursement and fees paid indirectly	2.27%	1.84%	1.78%	1.79%	1.84%

Total expenses	2.28%	1.89%	1.80%	1.83%	1.95%

Net investment income	3.81%	3.35%	3.32%	3.27%	3.34%

Supplemental Data
Net assets, end of year (000)	$2,306	$2,241	$1,144	$1,187	$870

Portfolio turnover	906%[3]	256%	184%	252%	284%

1	Based on average shares outstanding.

2	Total investment returns exclude the effects of sales charges.

3	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	105

Financial Highlights (continued)	International Bond Portfolio

	BlackRock
	Year Ended September 30,				Period May 18, 2004[1] to
	2008	2007	2006	2005	September 30, 2004
Per Share Operating Performance
Net asset value, beginning of period	$11.57	$10.98	$11.13	$11.41	$10.96

Net investment income[2]	0.40	0.35	0.33	0.30	0.11
Net realized and unrealized gain (loss)	(0.38)	0.57	(0.18)	0.03	0.51

Net increase from investment operations	0.02	0.92	0.15	0.33	0.62

Dividends and distributions from:
Net investment income	(0.39)	(0.33)	(0.30)	(0.60)	(0.17)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—

Total dividends and distributions	(0.39)	(0.33)	(0.30)	(0.61)	(0.17)

Redemption fees added to paid-in capital[3]	—	—	—	—	—

Net asset value, end of period	$11.20	$11.57	$10.98	$11.13	$11.41

Total Investment Return
Based on net asset value[4]	0.04%	8.56%[5]	1.44%	2.62%	5.71%[6]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.76%	0.75%	0.77%	0.78%	0.78%[7]

Total expenses after waivers, reimbursement and fees paid indirectly	0.77%	0.75%	0.77%	0.78%	0.78%[7]

Total expenses	0.77%	0.75%	0.81%	0.83%	0.89%[7]

Net investment income	3.34%	3.18%	3.05%	2.59%	2.58%[7]

Supplemental Data
Net assets, end of period (000)	$67,594	$87,530	$144,623	$98,721	$35,748

Portfolio turnover	151%[8]	77%	148%	164%	240%

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.56	$10.96	$11.13	$11.41	$11.07

Net investment income[2]	0.40	0.35	0.32	0.28	0.28
Net realized and unrealized gain (loss)	(0.38)	0.58	(0.20)	0.03	0.51

Net increase from investment operations	0.02	0.93	0.12	0.31	0.79

Dividends and distributions from:
Net investment income	(0.39)	(0.33)	(0.29)	(0.58)	(0.45)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—

Total dividends and distributions	(0.39)	(0.33)	(0.29)	(0.59)	(0.45)

Redemption fees added to paid-in capital[3]	—	—	—	—	—

Net asset value, end of year	$11.19	$11.56	$10.96	$11.13	$11.41

Total Investment Return
Based on net asset value[4]	0.02%	8.64%[5]	1.15%	2.46%	7.20%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.79%	0.77%	0.87%	0.94%	0.94%

Total expenses after waivers, reimbursement and fees paid indirectly	0.79%	0.77%	0.87%	0.94%	0.94%

Total expenses	0.79%	0.77%	0.89%	0.95%	0.96%

Net investment income	3.32%	3.19%	2.93%	2.43%	2.44%

Supplemental Data
Net assets, end of year (000)	$180,834	$213,262	$229,648	$346,746	$133,544

Portfolio turnover	151%[8]	77%	148%	164%	240%

See Notes to Financial Statements.

106	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	International Bond Portfolio

	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.58	$10.98	$11.14	$11.42	$11.08

Net investment income[2]	0.36	0.32	0.29	0.26	0.25
Net realized and unrealized gain (loss)	(0.38)	0.58	(0.19)	0.02	0.50

Net increase (decrease) from investment operations	(0.02)	0.90	0.10	0.28	0.75

Dividends and distributions from:
Net investment income	(0.35)	(0.30)	(0.26)	(0.55)	(0.41)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—

Total dividends and distributions	(0.35)	(0.30)	(0.26)	(0.56)	(0.41)

Redemption fees added to paid-in capital[3]	—	—	—	—	—

Net asset value, end of year	$11.21	$11.58	$10.98	$11.14	$11.42

Total Investment Return
Based on net asset value[4]	(0.30)%	8.32%[5]	0.93%	2.21%	6.89%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.11%	1.05%	1.18%	1.19%	1.23%

Total expenses after waivers, reimbursement and fees paid indirectly	1.11%	1.05%	1.18%	1.19%	1.23%

Total expenses	1.11%	1.05%	1.20%	1.20%	1.25%

Net investment income	2.99%	2.90%	2.62%	2.19%	2.18%

Supplemental Data
Net assets, end of year (000)	$50,020	$70,819	$73,139	$107,402	$80,024

Portfolio turnover	151%[8]	77%	148%	164%	240%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.005 per share.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	The total return was not impacted by the reimbursement of losses made by the investment advisor.

6	Aggregate total investment return.

7	Annualized.

8	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	107

Financial Highlights (continued)	International Bond Portfolio

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.57	$10.98	$11.14	$11.42	$11.07

Net investment income[1]	0.35	0.31	0.29	0.25	0.23
Net realized and unrealized gain (loss)	(0.36)	0.57	(0.19)	0.03	0.52

Net increase (decrease) from investment operations	(0.01)	0.88	0.10	0.28	0.75

Dividends and distributions from:
Net investment income	(0.35)	(0.29)	(0.26)	(0.55)	(0.40)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—

Total dividends and distributions	(0.35)	(0.29)	(0.26)	(0.56)	(0.40)

Redemption fees added to paid-in capital[2]	—	—	—	—	—

Net asset value, end of year	$11.21	$11.57	$10.98	$11.14	$11.42

Total Investment Return
Based on net asset value[3,4]	(0.29)%	8.13%[5]	0.93%	2.21%	6.84%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.17%	1.16%	1.18%	1.18%	1.31%

Total expenses after waivers, reimbursement and fees paid indirectly	1.17%	1.16%	1.18%	1.18%	1.31%

Total expenses	1.19%	1.22%	1.39%	1.29%	1.43%

Net investment income	2.90%	2.79%	2.64%	2.17%	2.06%

Supplemental Data
Net assets, end of year (000)	$138,912	$110,810	$141,130	$182,321	$123,145

Portfolio turnover	151%[6]	77%	148%	164%	240%

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.58	$10.98	$11.14	$11.42	$11.07

Net investment income[1]	0.25	0.22	0.20	0.17	0.15
Net realized and unrealized gain (loss)	(0.37)	0.57	(0.19)	0.02	0.51

Net increase (decrease) from investment operations	(0.12)	0.79	0.01	0.19	0.66

Dividends and distributions from:
Net investment income	(0.25)	(0.19)	(0.17)	(0.46)	(0.31)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—

Total dividends and distributions	(0.25)	(0.19)	(0.17)	(0.47)	(0.31)

Redemption fees added to paid-in capital[2]	—	—	—	—	—

Net asset value, end of year	$11.21	$11.58	$10.98	$11.14	$11.42

Total Investment Return
Based on net asset value[3,4]	(1.18)%	7.30%[5]	0.10%	1.45%	6.04%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	2.00%	2.01%	2.02%	1.93%	2.06%

Total expenses after waivers, reimbursement and fees paid indirectly	2.00%	2.01%	2.02%	1.93%	2.06%

Total expenses	2.00%	2.01%	2.03%	1.95%	2.09%

Net investment income	2.11%	1.96%	1.79%	1.43%	1.32%

Supplemental Data
Net assets, end of year (000)	$9,347	$12,539	$15,475	$19,705	$16,780

Portfolio turnover	151%[6]	77%	148%	164%	240%

See Notes to Financial Statements.

108	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (concluded)	International Bond Portfolio

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.61	$11.01	$11.17	$11.45	$11.10

Net investment income[1]	0.27	0.24	0.21	0.17	0.15
Net realized and unrealized gain (loss)	(0.42)	0.57	(0.19)	0.02	0.51

Net increase (decrease) from investment operations	(0.15)	0.81	0.02	0.19	0.66

Dividends and distributions from:
Net investment income	(0.26)	(0.21)	(0.18)	(0.46)	(0.31)
Tax return of capital	—	—	—	—	—
Net realized gain	—	—	—	(0.01)	—

Total dividends and distributions	(0.26)	(0.21)	(0.18)	(0.47)	(0.31)

Redemption fees added to paid-in capital[2]	—	—	—	—	—

Net asset value, end of year	$11.20	$11.61	$11.01	$11.17	$11.45

Total Investment Return
Based on net asset value[3,4]	(1.40)%	7.41%[5]	0.17%	1.45%	6.03%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.87%	1.89%	1.94%	1.93%	2.04%

Total expenses after waivers, reimbursement and fees paid indirectly	1.88%	1.89%	1.94%	1.93%	2.04%

Total expenses	1.88%	1.89%	1.95%	1.94%	2.07%

Net investment income	2.23%	2.12%	1.88%	1.42%	1.32%

Supplemental Data
Net assets, end of year (000)	$35,742	$39,777	$50,795	$65,555	$36,947

Portfolio turnover	151%[6]	77%	148%	164%	240%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	The total return was not impacted by the reimbursement of losses made by the investment advisor.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 34 registered portfolios, of which the BlackRock Enhanced Income Portfolio (“Enhanced Income”), BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond”), BlackRock Intermediate Bond II Portfolio (“Intermediate Bond II”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock GNMA Portfolio (“GNMA”), BlackRock Managed Income Portfolio (“Managed Income”) and BlackRock International Bond Portfolio (“International Bond”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganizations:

The Board of Trustees (the “Board”) and shareholders of the below BlackRock Funds approved reorganizations with similarly-managed BlackRock Portfolios (the “Reorganizations”), as indicated below. The Reorganizations were tax-free events and took place on October 29, 2007 for GNMA and October 16, 2006 for Inflation Protected Bond.

Target Fund	Acquiring Portfolio
The GNMA Fund Investment Accumulation Program, Inc.	BlackRock GNMA Portfolio
BlackRock Inflation Protected Fund	BlackRock Inflation Protected Portfolio

Under the agreements and plans of reorganizations with respect to the Reorganizations, The GNMA Fund Investment Accumulation Program, Inc. (“GNMA IAP”) shares were exchanged for GNMA Institutional Shares. The Inflation Protected Fund Class A Shares, Class B Shares, Class C Shares and Class I Shares were exchanged for Inflation Protected Bond Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares, respectively. The conversion ratios for each Share Class mentioned above were as follows:

BlackRock Funds	GNMA	Inflation Protected
Class A	—	0.97119215
Class B	—	0.96960424
Class C	—	0.96517766
Class I	—	0.96620319
GNMA IAP	2.14043190	—

The net assets before and after the Reorganizations and shares issued and redeemed in the Reorganizations were as follows:

BlackRock Portfolios	Net Assets Combined After Reorganization as of October 29, 2007	Net Assets Prior to Reorganization as of October 29, 2007	Portfolio’s Shares Issued	Fund’s Shares Redeemed
GNMA	$292,222,052	$181,236,851	11,624,184	5,430,403

	Net Assets Combined After Reorganization as of October 13, 2006	Net Assets Prior to Reorganization as of October 13, 2006	Portfolio’s Shares Issued	Fund’s Shares Redeemed
Inflation Protected Bond	$109,690,593	$43,604,179	6,708,545	6,937,965

Included in the net assets from the BlackRock Funds were the following components:

BlackRock Funds	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Realized Loss	Net Unrealized Depreciation	Net Assets
GNMA IAP	$111,850,878	$29,902	$(403,957)	$(491,622)	$110,985,201
Inflation Protected Fund	70,851,023	—	(3,194,798)	(1,569,811)	66,086,414

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The Portfolios value investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on

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Notes to Financial Statements (continued)

valuation technology commonly employed in the market for such investments. Financial futures contracts are traded on exchanges and are valued at their last sale price. Swap agreements are valued by quoted fair values received daily by the Portfolios’ pricing service. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

The Portfolios are not obligated for costs associated with the registration of restricted securities.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to both increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Swaps - The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

Interest rate swaps - Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Total return swaps - Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolios will receive a payment from or make a payment to the counterparty.

Credit default swaps - Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

•

Futures - The Portfolios may purchase or sell financial or index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, a Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Foreign currency exchange contracts - The Portfolios may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain

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Notes to Financial Statements (continued)

or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•

Options - The Portfolios may purchase and write call and put options. When a Portfolio writes an option, an amount equal to the premium received by a Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Asset-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans.

An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Floating Rate Loans: The Portfolios may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies.

The Portfolios earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment, and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recognized on the accrual basis. When a Portfolio buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Portfolio may include covenant waiver fees and covenant modification fees.

A Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolios’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Collateralized Debt Obligations: The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”).

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Notes to Financial Statements (continued)

CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cashflows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Financing Transactions: The Portfolios may enter into financing transactions consisting of sales by a Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Portfolios will hold liquid assets worth at least the equivalent of the amount due.

Inflation-indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Rolls: The Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolios, and the income from these investments will generate income for the Portfolios.

If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolios compared with what the performance would have been without the use of dollar rolls.

Mortgage Pass-Through Securities: The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States Government. However, Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the

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Notes to Financial Statements (continued)

payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Preferred Stock: The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Repurchase Agreements: The Portfolios may invest in U.S. government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Portfolios’ custodian. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. At the time a Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. For the period ended September 30, 2008, transactions in reverse repurchase agreements were as follows:

Portfolios	Average Dollar Amount	Average Interest Rate
Enhanced Income	$142,848	4.92%
Intermediate Government Bond	344,523	5.02%
Intermediate Bond II	13,626,677	4.69%
Long Duration Bond	1,505,991	4.80%
GNMA	2,503,437	4.24%
Managed Income	47,326,767	3.82%

Stripped Mortgage Backed Securities: The Portfolios may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal pre-payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup its initial investment in IO’s. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board.

The Portfolios also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of the Portfolios’ limit on illiquid securities.

TBA Purchase Commitments: The Portfolios may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments.”

Trust Preferred Stock: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax

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purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., when-issued securities, reverse repurchase agreements, swaps or futures contracts), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Portfolios receive cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolios may receive a flat fee for their loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans.

In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a witholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007 (except for Long Duration Bond). The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”

ANNUAL REPORT	SEPTEMBER 30, 2008	115

Notes to Financial Statements (continued)

was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures is currently being assessed.

Bank Overdraft: As of September 30, 2008, Intermediate Government Bond, Intermediate Bond II and International Bond each recorded a bank overdraft resulting from the estimation of available cash. The overdrafts resulted in fees being charged by the custodian which are included on the Statements of Operations as custodian expenses.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

	Each Portfolio Except the Enhanced Income, International Bond, Inflation Protected Bond & GNMA	International Bond & GNMA	Inflation Protected Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	.500%	.550%	.400%
$1 Billion – $2 Billion	.450	.500	.375
$2 Billion – $3 Billion	.425	.475	.350
Greater Than $3 Billion	.400	.450	.325

Enhanced Income pays an advisory fee at an annual rate of 0.40% of average daily net assets.

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, pursuant to which BFM serves as sub-advisor for all of the Portfolios. The Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Advisor.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Enhanced Income	Intermediate Government Bond	Intermediate Bond II	Long Duration Bond
BlackRock	0.30%	NA	0.45%	0.40%
Institutional	0.40%	0.60%	0.60%	0.55%
Service	0.75%	0.90%	0.90%	NA
Investor A	0.80%	1.07%	0.95%	0.90%
Investor B	NA	1.82%	1.70%	NA
Investor C	NA	1.82%	1.70%	NA

	Inflation Protected Bond	GNMA	Managed Income	International Bond
BlackRock	0.30%	0.45%	NA	0.78%
Institutional	0.40%	0.60%	0.65%	1.03%
Service	0.75%	0.90%	0.95%	1.33%
Investor A	0.85%	1.07%	1.12%	1.19%
Investor B	1.60%	1.82%	1.87%	2.25%
Investor C	1.60%	1.82%	1.87%	2.25%

116	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

Enhanced Income	$149
Intermediate Government Bond	84,781
Intermediate Bond II	53,683
Long Duration Bond	29
Inflation Protected Bond	104,481
GNMA	51,198
Managed Income	51,447
International Bond	30,110

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, or its affiliates. As of September 30, 2008, the Portfolios had no securities loans to Merrill Lynch, Pierce, Fenner and Smith Incorporated or its affiliates. Pursuant to that order, the Portfolios have retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of a Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the period ended September 30, 2008, BIM did not earn any securities lending agent fees.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	NA
Investor A	0.25%	NA
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

For the period ended September 30, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Enhanced Income	$299
Intermediate Government Bond	306,590
Intermediate Bond II	108,334
Long Duration Bond	191
Inflation Protected Bond	430,641
GNMA	159,940
Managed Income	597,705
International Bond	176,985

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

ANNUAL REPORT	SEPTEMBER 30, 2008	117

Notes to Financial Statements (continued)

The Advisor maintains a call center which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the period ended September 30, 2008, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Share Classes	Enhanced Income	Intermediate Government Bond	Intermediate Bond II	Long Duration Bond
BlackRock	$71	$—	$1,789	$512
Institutional	102	2,199	2,165	152
Service	11	47	3,069	—
Investor A	70	22,689	2,530	9
Investor B	—	7,654	414	—
Investor C	—	1,398	552	—

Total	$254	$33,987	$10,519	$673

Share Classes	Inflation Protected Bond	GNMA	Managed Income	International Bond
BlackRock	$110	$67	$—	$1,343
Institutional	829	25,337	2,603	4,231
Service	612	185	2,300	2,411
Investor A	7,166	1,836	1,043	17,251
Investor B	527	820	226	1,805
Investor C	2,683	887	122	2,945

Total	$11,927	$29,132	$6,294	$29,986

For the period ended September 30, 2008, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Enhanced Income	Intermediate Government Bond	Intermediate Bond II	Long Duration Bond
BlackRock	$1,576	$—	$63,187	$16,660
Institutional	5,035	51,166	84,580	4,169
Service	11	428	64,398	—
Investor A	193	61,870	10,268	27
Investor B	—	7,352	1,446	—
Investor C	—	3,759	3,313	—

Total	$6,815	$124,575	$227,192	$20,856

Share Classes	Inflation Protected Bond	GNMA	Managed Income	International Bond
BlackRock	$2,373	$986	$—	$20,623
Institutional	13,267	57,950	120,595	52,053
Service	1,576	2,801	56,237	15,208
Investor A	22,788	6,768	5,317	31,788
Investor B	2,715	2,567	822	2,920
Investor C	19,673	4,827	607	10,519

Total	$62,392	$75,899	$183,578	$133,111

118	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Administration Fees Waived
Share Classes	Enhanced Income	Intermediate Government Bond	Intermediate Bond II	Long Duration Bond
BlackRock	$1,506	$—	$63,012	$16,076
Institutional	—	50,902	—	629
Service	8	117	—	—
Investor A	6	155	2,918	1
Investor B	—	6,154	261	—
Investor C	—	378	—	—

Total	$1,520	$57,706	$66,191	$16,706

Share Classes	Inflation Protected Bond	GNMA	Managed Income	International Bond
BlackRock	$2,087	$986	$—	$690
Institutional	—	50,282	106,299	—
Service	—	—	23,971	—
Investor A	7,597	—	14	10,622
Investor B	1,012	—	19	—
Investor C	6,678	—	105	—

Total	$17,374	$51,268	$130,408	$11,312

	Service and Distribution Fees
Share Classes	Enhanced Income	Intermediate Government Bond	Intermediate Bond II	Long Duration Bond
BlackRock	$—	$—	$—	$—
Institutional	—	—	—	—
Service	106	4,313	645,135	—
Investor A	1,956	616,481	102,732	278
Investor B	—	292,608	57,723	—
Investor C	—	149,928	132,340	—

Total	$2,062	$1,063,330	$937,930	$278

Share Classes	Inflation Protected Bond	GNMA	Managed Income	International Bond
BlackRock	$—	$—	$—	$—
Institutional	—	—	—	—
Service	15,843	28,092	563,703	151,529
Investor A	228,823	67,612	53,169	317,483
Investor B	108,796	102,249	32,811	116,591
Investor C	788,713	192,140	24,327	420,489

Total	$1,142,175	$390,093	$674,010	$1,006,092

	Transfer Agent Fees
Share Classes	Enhanced Income	Intermediate Government Bond	Intermediate Bond II	Long Duration Bond
BlackRock	$121	$—	$1,886	$649
Institutional	443	43,513	49,781	566
Service	107	290	259,771	—
Investor A	358	339,725	73,101	89
Investor B	—	76,973	11,356	—
Investor C	—	26,758	18,585	—

Total	$1,029	$487,259	$414,480	$1,304

ANNUAL REPORT	SEPTEMBER 30, 2008	119

Notes to Financial Statements (continued)

	Transfer Agent Fees (continued)
Share Classes	Inflation Protected Bond	GNMA	Managed Income	International Bond
BlackRock	$578	$91	$—	$13,758
Institutional	18,829	229,759	18,068	79,440
Service	3,328	3,675	90,231	68,123
Investor A	92,778	26,725	18,421	234,195
Investor B	13,151	15,223	4,827	29,154
Investor C	85,755	21,098	4,234	51,453

Total	$214,419	$296,571	$135,781	$476,123

	Transfer Agent Fees Waived
Share Classes	Enhanced Income	Intermediate Government Bond	Intermediate Bond II	Long Duration Bond
BlackRock	$71	$—	$1,774	$483
Institutional	—	2,199	—	2
Service	11	19	—	—
Investor A	2	—	611	1
Investor B	—	7,651	74	—
Investor C	—	13	—	—

Total	$84	$9,882	$2,459	$486

Share Classes	Inflation Protected Bond	GNMA	Managed Income	International Bond
BlackRock	$27	$67	$—	$—
Institutional	—	25,320	1,150	—
Service	—	—	117	—
Investor A	1,901	—	5	3,267
Investor B	221	—	3	—
Investor C	614	—	18	—

Total	$2,763	$25,387	$1,293	$3,267

	Transfer Agent Fees Reimbursed
Share Classes	Enhanced Income	Intermediate Government Bond	Intermediate Bond II	Long Duration Bond
BlackRock	$47	$—	$67	$83
Institutional	—	40,869	—	6
Service	35	28	—	—
Investor A	2	—	4,194	4
Investor B	—	7,245	8	—
Investor C	—	—	—	—

Total	$84	$48,142	$4,269	$93

Share Classes	Inflation Protected Bond	GNMA	Managed Income	International Bond
BlackRock	$12	$23	$—	$—
Institutional	—	141,911	4,190	—
Service	—	—	493	—
Investor A	15,299	—	45	50
Investor B	714	—	26	—
Investor C	1,782	—	156	—

Total	$17,807	$141,934	$4,910	$50

120	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
Enhanced Income	$166,825	$151,856	$110,642
Intermediate Government Bond	—	261,075	186,531
Intermediate Bond II	1,296,977	1,153,520	860,032
Long Duration Bond	—	76,977	296,119
Inflation Protected Bond	187,402	310,871	623,255
GNMA	220,588	425,882	778,507
Managed Income	102,081	116,101	105,264
International Bond	195,671	49,991	5,195

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2008:

Enhanced Income	$237,516
Intermediate Bond II	2,101,789
Inflation Protected Bond	256,149
GNMA	661,884
Managed Income	1,200,201
International Bond	55,064

For the period ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Intermediate Government Bond	$53,878
Intermediate Bond II	83,449
Long Duration Bond	5,099
Inflation Protected Bond	548,220
GNMA	92,585
Managed Income	14,070
International Bond	23,109

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

For the period ended September 30, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B, and C Shares:

Share Classes	Intermediate Government Bond	Intermediate Bond II	Inflation Protected Bond
Investor A	$184	$—	$493
Investor B	35,270	14,012	18,024
Investor C	8,969	2,410	39,650

Share Classes	GNMA	Managed Income	International Bond
Investor A	$—	$—	$11,826
Investor B	20,664	6,020	32,683
Investor C	9,914	131	35,757

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the period ended September 30, 2008, was as follows which are included in interest from affiliates on the Statements of Operations:

Enhanced Income	$9
Intermediate Government Bond	3,969
Intermediate Bond II	505
Long Duration Bond	3
Inflation Protected Bond	780
GNMA	2,297
Managed Income	207
International Bond	4,117

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

ANNUAL REPORT	SEPTEMBER 30, 2008	121

Notes to Financial Statements (continued)

During the period ended September 30, 2008, the following Portfolios received reimbursements from an affiliate, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors. The amounts of the reimbursements to the Portfolios were:

Intermediate Bond II	$17,095
Long Duration Bond	1,779
Managed Income	2,576
International Bond	50,272

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the period ended September 30, 2008, purchases and sales of securities including paydowns, excluding short-term investments were as follows:

	Purchases	Sales
Enhanced Income	$6,977,082	$20,586,836
Intermediate Government Bond	236,062,530	380,937,409
Intermediate Bond II	717,286,681	717,042,194
Long Duration Bond	151,934,478	55,847,446
Inflation Protected Bond	40,024,428	36,886,931
GNMA	1,008,591,018	1,459,874,204
Managed Income	1,184,034,087	1,225,080,468
International Bond	440,327,751	478,276,467

For the period ended September 30, 2008, purchases and sales of U.S. government securities were as follows:

	Purchases	Sales
Enhanced Income	$6,431,174	$8,097,609
Intermediate Government Bond	2,077,136,228	1,989,598,272
Intermediate Bond II	2,265,046,167	2,239,149,735
Long Duration Bond	274,058,783	233,494,397
Inflation Protected Bond	1,043,775,490	617,648,632
GNMA	9,225,650,170	8,710,323,390
Managed Income	7,969,528,882	8,288,540,785
International Bond	325,747,955	298,264,733

Written option transactions during the period ended September 30, 2008 are summarized as follows:

	Enhanced Income		Intermediate Government Bond
	Contracts	Premium	Contracts	Premium
Balance at 9/30/07	(160)	$(19,000)	(7,850)	$(2,809,332)
Written	(288)	(34,623)	(21,753)	(5,925,162)
Expired	115	24,122	3,975	1,197,618
Closed	160	19,000	4,058	1,329,243

Balance at 9/30/08	(173)	$(10,501)	(21,570)	$(6,207,633)

	Intermediate Bond II		Long Duration Bond
	Contracts	Premium	Contracts	Premium
Balance at 9/30/07	(14,754)	$(5,367,543)	—	$—
Written	(40,372)	(11,208,955)	(1,565)	(481,296)
Expired	6,726	1,951,542	172	20,361
Closed	8,390	2,837,098	443	179,840

Balance at 9/30/08	(40,010)	$(11,787,858)	(950)	$(281,095)

	Inflation Protected Bond		GNMA
	Contracts	Premium	Contracts	Premium
Balance at 9/30/07	(4,168)	$(1,145,271)	(600)	$(262,200)
Written	(11,312)	(2,528,783)	(800)	(382,000)
Expired	1,985	441,232	300	131,100
Closed	2,175	655,071	300	131,100

Balance at 9/30/08	(11,320)	$(2,577,751)	(800)	$(382,000)

122	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Managed Income		International Bond
	Contracts	Premium	Contracts	Premium
Balance at 9/30/07	(10,384)	$(3,758,690)	(5,900)	$(1,750,235)
Written	(37,095)	(10,555,949)	(144)	(140,700)
Expired	5,418	1,573,473	3,100	700,935
Closed	6,281	2,151,206	144	140,700

Balance at 9/30/08	(35,780)	$(10,589,960)	(2,800)	$(1,049,300)

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of 0.06% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the period ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset value per share. The following permanent differences as of September 30, 2008 attributable to foreign currency transactions, reclassification of paydown gain and losses, reclassification of distributions paid, accounting for swap agreements, and amortization methods on fixed income securities were reclassified to the following accounts:

Portfolios	Increase (Decrease) Paid in-Capital	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Accumulated Net Realized Gain/(Loss)	Increase Unrealized Depreciation on Investments
Enhanced Income	$—	$5,581	$(5,581)	$—
Intermediate Government Bond	(40,515)	(342,840)	370,159	13,196
Intermediate Bond II	—	(4,417,652)	4,417,652	—
Long Duration Bond	(28,540)	(379,824)	408,364	—
Inflation Protected Bond	—	(730,746)	730,746	—
GNMA	—	109,013	(109,013)	—
Managed Income	—	158,240	(158,240)	—
International Bond	1,502,546	51,741,240	(53,243,786)	—

The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

	Ordinary Income	Long-Term Capital Gain	Tax Return of Capital	Total
Enhanced Income
9/30/08	$1,224,602	$—	$—	$1,224,602
9/30/07	1,958,909	—	—	1,958,909
Intermediate Government Bond
9/30/08	20,044,729	—	—	20,044,729
9/30/07	20,707,309	—	—	20,707,309
Intermediate Bond II
9/30/08	43,163,797	—	—	43,163,797
9/30/07	42,895,500	—	—	42,895,500
Long Duration Bond
9/30/08	4,261,075	—	—	4,261,075
Inflation Protected Bond
9/30/08	18,661,735	—	—	18,661,735
9/30/07	3,472,311	33,710	—	3,506,021
GNMA
9/30/08	14,605,726	—	—	14,605,726
9/30/07	9,226,642	—	—	9,226,642
Managed Income
9/30/08	34,178,355	—	—	34,178,355
9/30/07	32,526,103	—	—	32,526,103
International Bond
9/30/08	16,130,711	—	—	16,130,711
9/30/07	793,347	—	15,185,649	15,978,996

ANNUAL REPORT	SEPTEMBER 30, 2008	123

Notes to Financial Statements (continued)

As of September 30, 2008, the tax components of distributable earnings/accumulated losses were as follows:

Portfolios	Undistributed Ordinary Income	Capital Loss Carryforward	Undistributed Long-Term Capital Gains	Net Unrealized Losses*	Total Accumulated Net Earnings (Losses)
Enhanced Income	$—	$(1,020,651)	$—	$(2,558,832)	$(3,579,483)
Intermediate Government Bond	—	(298,516)	—	(6,450,890)	(6,749,406)
Intermediate Bond II	—	—	3,220,770	(69,281,750)	(66,060,980)
Long Duration Bond	210,759	—	363,415	(13,192,993)	(12,618,819)
Inflation Protected Bond	174,690	—	27,837	(29,950,960)	(29,748,433)
GNMA	—	(6,052,867)	—	(801,591)	(6,854,458)
Managed Income	1,951,889	(4,208,497)	—	(63,292,337)	(65,548,945)
International Bond	35,361,712	(2,747,037)	—	(16,144,326)	16,470,349

*	The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October capital and currency losses for tax purposes, accounting for swap agreements, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

As of September 30, 2008, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
Portfolios	2011	2012	2013	2014	2015	2016	Total
Enhanced Income	$—	$240,751	$71,246	$91,650	$269,220	$347,784	$1,020,651
Intermediate Government Bond	263,733	34,783	—	—	—	—	298,516
GNMA	—	—	712,028	3,180,490	2,160,349	—	6,052,867
Managed Income	—	—	—	—	4,208,497	—	4,208,497
International Bond	—	—	—	—	2,538,574	208,463	2,747,037

6. Market Risk:

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

7. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
Enhanced Income	Shares	Amount	Shares	Amount
BlackRock
Shares sold	—	$—	356,275	$3,500,037
Shares issued in reinvestment of dividends	20,414	193,285	23,169	227,675

Total issued	20,414	193,285	379,444	3,727,712
Shares redeemed	(1,620,225)	(15,823,122)	(163,300)	(1,598,789)

Net increase (decrease)	(1,599,811)	$(15,629,837)	216,144	$2,128,923

Institutional
Shares sold	2,060,672	$19,709,835	956,502	$9,401,362
Shares issued in reinvestment of dividends	137	1,276	58	566

Total issued	2,060,809	19,711,111	956,560	9,401,928
Shares redeemed	(2,000,973)	(19,015,008)	(2,238,530)	(22,023,790)

Net increase (decrease)	59,836	$696,103	(1,281,970)	$(12,621,862)

124	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Enhanced Income (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	2,490	$24,006	3,398	$32,920
Shares issued in reinvestment of dividends	190	1,770	167	1,618

Total issued	2,680	25,776	3,565	34,538
Shares redeemed	(2,490)	(23,901)	(1,335)	(12,952)

Net increase	190	$1,875	2,230	$21,586

Investor A
Shares sold	276,029	$2,583,524	37,086	$364,927
Shares issued in reinvestment of dividends	3,299	30,272	279	2,734

Total issued	279,328	2,613,796	37,365	367,661
Shares redeemed	(68,895)	(628,234)	(33,607)	(330,622)

Net increase	210,433	$1,985,562	3,758	$37,039

Intermediate Government Bond
Institutional
Shares sold	5,243,578	$54,905,514	3,443,663	$34,951,151
Shares issued in reinvestment of dividends	187,050	1,955,422	185,182	1,882,388

Total issued	5,430,628	56,860,936	3,628,845	36,833,539
Shares redeemed	(4,224,167)	(44,207,196)	(3,240,292)	(32,917,342)

Net increase	1,206,461	$12,653,740	388,553	$3,916,197

Service
Shares sold	351,733	$3,657,419	228,861	$2,329,921
Shares issued in reinvestment of dividends	2,367	24,777	4,213	42,816

Total issued	354,100	3,682,196	233,074	2,372,737
Shares redeemed	(389,960)	(4,071,928)	(204,164)	(2,073,777)

Net increase (decrease)	(35,860)	$(389,732)	28,910	$298,960

Investor A
Shares sold	3,483,017	$36,531,202	2,026,907	$20,634,624
Shares issued in reinvestment of dividends	696,179	7,294,891	765,208	7,796,172

Total issued	4,179,196	43,826,093	2,792,115	28,430,796
Shares redeemed	(4,579,469)	(47,917,391)	(6,821,187)	(69,373,002)

Net decrease	(400,273)	$(4,091,298)	(4,029,072)	$(40,942,206)

Investor B
Shares sold	295,255	$3,090,064	149,612	$1,522,208
Shares issued in reinvestment of dividends	73,082	764,317	111,663	1,135,075

Total issued	368,337	3,854,381	261,275	2,657,283
Shares redeemed	(1,426,965)	(14,922,703)	(1,881,896)	(19,113,269)

Net decrease	(1,058,628)	$(11,068,322)	(1,620,621)	$(16,455,986)

ANNUAL REPORT	SEPTEMBER 30, 2008	125

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Intermediate Government Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,594,707	$16,672,807	267,341	$2,720,887
Shares issued in reinvestment of dividends	37,008	387,310	33,549	341,248

Total issued	1,631,715	17,060,117	300,890	3,062,135
Shares redeemed	(594,249)	(6,214,181)	(440,451)	(4,478,461)

Net increase (decrease)	1,037,466	$10,845,936	(139,561)	$(1,416,326)

Intermediate Bond II
BlackRock
Shares sold	6,941,989	$64,854,253	6,764,477	$62,129,871
Shares issued in reinvestment of dividends	698,115	6,493,267	1,279,456	11,801,092

Total issued	7,640,104	71,347,520	8,043,933	73,930,963
Shares redeemed	(10,889,387)	(100,348,052)	(22,826,076)	(210,484,691)

Net decrease	(3,249,283)	$(29,000,532)	(14,782,143)	$(136,553,728)

Institutional
Shares sold	16,948,161	$158,565,590	28,675,612	$264,550,341
Shares issued in reinvestment of dividends	648,157	6,021,248	416,001	3,836,785

Total issued	17,596,318	164,586,838	29,091,613	268,387,126
Shares redeemed	(8,477,875)	(78,977,301)	(29,774,207)	(274,858,970)

Net increase (decrease)	9,118,443	$85,609,537	(682,594)	$(6,471,844)

Service
Shares sold	5,561,241	$51,949,878	12,637,845	$116,463,226
Shares issued in reinvestment of dividends	1,250,575	11,630,636	1,025,990	9,462,465

Total issued	6,811,816	63,580,514	13,663,835	125,925,691
Shares redeemed	(7,615,244)	(70,990,323)	(5,855,967)	(53,945,666)

Net increase (decrease)	(803,428)	$(7,409,809)	7,807,868	$71,980,025

Investor A
Shares sold	4,707,819	$44,081,629	1,436,723	$13,231,725
Shares issued in reinvestment of dividends	174,476	1,617,355	123,379	1,137,710

Total issued	4,882,295	45,698,984	1,560,102	14,369,435
Shares redeemed	(2,645,200)	(24,580,592)	(1,381,388)	(12,749,668)

Net increase	2,237,095	$21,118,392	178,714	$1,619,767

Investor B
Shares sold	161,662	$1,498,231	86,985	$802,215
Shares issued in reinvestment of dividends	18,401	168,309	21,028	193,955

Total issued	180,063	1,666,540	108,013	996,170
Shares redeemed	(202,971)	(1,893,640)	(305,976)	(2,821,502)

Net decrease	(22,908)	$(227,100)	(197,963)	$(1,825,332)

126	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
Intermediate Bond II (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,588,332	$14,733,187	338,115	$3,114,334
Shares issued in reinvestment of dividends	46,619	420,843	27,546	254,300

Total issued	1,634,951	15,154,030	365,661	3,368,634
Shares redeemed	(363,661)	(3,370,133)	(313,774)	(2,900,493)

Net increase	1,271,290	$11,783,897	51,887	$468,141

			Year Ended
			September 30, 2008
Long Duration			Shares	Amount
BlackRock
Shares sold			17,297,487	$167,892,663
Shares issued in reinvestment of dividends			355,244	3,425,127

Total issued			17,652,731	171,317,790
Shares redeemed			(1,502,355)	(14,300,000)

Net increase			16,150,376	$157,017,790

Institutional
Shares sold			2,160,039	$21,347,075
Shares issued in reinvestment of dividends			84,602	822,902

Total issued			2,244,641	22,169,977
Shares redeemed			(4,993)	(48,420)

Net increase			2,239,648	$22,121,557

Investor A
Shares sold			83,031	$805,447
Shares issued in reinvestment of dividends			425	4,034

Total issued			83,456	809,481
Shares redeemed			(40,083)	(382,299)

Net increase			43,373	$427,182

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
Inflation Protected Bond	Shares	Amount	Shares	Amount
BlockRock
Shares sold	1,130,967	$11,754,943	327	$3,338
Shares issued in reinvestment of dividends	58,305	603,204	840	8,147

Total issued	1,189,272	12,358,147	1,167	11,485
Shares redeemed	(109,401)	(1,139,171)	(1,621,094)	(15,917,751)

Net increase (decrease)	1,079,871	$11,218,976	(1,619,927)	$(15,906,266)

Institutional
Shares issued from the reorganization	—	$—	448,788	$4,552,814
Shares sold	8,105,958	86,119,071	792,071	7,809,874
Shares issued in reinvestment of dividends	190,420	2,006,348	18,350	181,166

Total issued	8,296,378	88,125,419	1,259,209	12,543,854
Shares redeemed	(1,961,801)	(20,887,893)	(482,988)	(4,778,704)

Net increase	6,334,577	$67,237,526	776,221	$7,765,150

ANNUAL REPORT	SEPTEMBER 30, 2008	127

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	1,427,085	$15,279,183	242,894	$2,419,121
Shares issued in reinvestment of dividends	16,256	171,103	131	1,298

Total issued	1,443,341	15,450,286	243,025	2,420,419
Shares redeemed	(521,851)	(5,565,305)	(64,732)	(634,989)

Net increase	921,490	$9,884,981	178,293	$1,785,430

Investor A
Shares issued from the reorganization	—	$—	1,084,642	$10,916,124
Shares sold	22,482,202	238,595,349	1,131,007	11,166,722
Shares issued in reinvestment of dividends	627,119	6,551,650	53,012	519,567

Total issued	23,109,321	245,146,999	2,268,661	22,602,413
Shares redeemed	(3,748,689)	(39,444,908)	(1,064,626)	(10,493,586)

Net increase	19,360,632	$205,702,091	1,204,035	$12,108,827

Investor B
Shares issued from the reorganization	—	$—	$1,091,714	$11,002,141
Shares sold	791,428	8,335,184	58,278	558,331
Shares issued in reinvestment of dividends	47,567	499,287	20,280	198,879

Total issued	838,995	8,834,471	1,170,272	11,759,351
Shares redeemed	(263,249)	(2,763,924)	(503,283)	(4,951,116)

Net increase	575,746	$6,070,547	666,989	$6,808,235

Investor C
Shares issued from the reorganization	—	$—	$4,083,401	$41,164,123
Shares sold	12,751,094	135,466,119	737,247	7,238,560
Shares issued in reinvestment of dividends	409,792	4,311,498	85,782	845,153

Total issued	13,160,886	139,777,617	4,906,430	49,247,836
Shares redeemed	(1,576,252)	(16,597,269)	(1,778,022)	(17,610,445)

Net increase	11,584,634	$123,180,348	3,128,408	$31,637,391

GNMA
BlackRock
Shares sold	70,598	$691,527	13,088	$125,007
Shares issued in reinvestment of dividends	19,051	183,581	67,911	643,214

Total issued	89,649	875,108	80,999	768,221
Shares redeemed	(1,341,948)	(13,180,596)	(13,265)	(126,549)

Net increase (decrease)	(1,252,299)	$(12,305,488)	67,734	$641,672

Institutional
Shares issued from the reorganization	11,624,184	$110,985,201	—	$—
Shares sold	6,899,117	67,148,113	2,777,279	26,333,149
Shares issued in reinvestment of dividends	505,608	4,935,473	14,769	139,796

Total issued	19,028,909	183,068,787	2,792,048	26,472,945
Shares redeemed	(3,591,318)	(34,908,953)	(1,586,922)	(15,023,147)

Net increase	15,437,591	$148,159,834	1,205,126	$11,449,798

128	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
GNMA (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	1,332,657	$12,991,461	256,251	$2,433,826
Shares issued in reinvestment of dividends	50,245	488,999	14,969	140,462

Total issued	1,382,902	13,480,460	271,220	2,574,288
Shares redeemed	(517,771)	(5,042,891)	(334,035)	(3,166,806)

Net increase (decrease)	865,131	$8,437,569	(62,815)	$(592,518)

Investor A
Shares sold	5,760,348	$56,496,050	490,416	$4,682,007
Shares issued in reinvestment of dividends	86,998	850,354	64,704	615,751

Total issued	5,847,346	57,346,404	555,120	5,297,758
Shares redeemed	(1,066,104)	(10,395,005)	(482,619)	(4,589,869)

Net increase	4,781,242	$46,951,399	72,501	$707,889

Investor B
Shares sold	255,340	$2,497,178	43,558	$413,714
Shares issued in reinvestment of dividends	32,120	313,169	43,568	413,468

Total issued	287,460	2,810,347	87,126	827,182
Shares redeemed	(375,489)	(3,655,494)	(449,284)	(4,267,355)

Net decrease	(88,029)	$(845,147)	(362,158)	$(3,440,173)

Investor C
Shares sold	3,144,936	$30,761,693	196,460	$1,870,667
Shares issued in reinvestment of dividends	48,378	471,245	47,878	453,948

Total issued	3,193,314	31,232,938	244,338	2,324,615
Shares redeemed	(488,448)	(4,740,845)	(556,389)	(5,282,924)

Net increase (decrease)	2,704,866	$26,492,093	(312,051)	$(2,958,309)

Managed Income
Institutional
Shares sold	2,551,293	$25,558,592	6,414,252	$63,815,832
Shares issued in reinvestment of dividends	76,838	762,681	55,411	551,968

Total issued	2,628,131	26,321,273	6,469,663	64,367,800
Shares redeemed	(9,008,572)	(89,644,424)	(10,797,020)	(107,412,149)

Net decrease	(6,380,441)	$(63,323,151)	(4,327,357)	$(43,044,349)

Service
Shares sold	6,377,306	$63,851,023	11,281,642	$112,471,599
Shares issued in reinvestment of dividends	938,976	9,321,141	648,961	6,459,315

Total issued	7,316,282	73,172,164	11,930,603	118,930,914
Shares redeemed	(6,928,681)	(68,667,993)	(5,471,379)	(54,501,911)

Net increase	387,601	$4,504,171	6,459,224	$64,429,003

ANNUAL REPORT	SEPTEMBER 30, 2008	129

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
Managed Income (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	528,239	$5,303,902	354,147	$3,523,464
Shares issued in reinvestment of dividends	85,118	846,233	82,733	824,685

Total issued	613,357	6,150,135	436,880	4,348,149
Shares redeemed	(738,735)	(7,329,978)	(713,142)	(7,113,309)

Net decrease	(125,378)	$(1,179,843)	(276,262)	$(2,765,160)

Investor B
Shares sold	148,476	$1,495,880	55,925	$558,430
Shares issued in reinvestment of dividends	9,432	93,983	11,796	117,569

Total issued	157,908	1,589,863	67,721	675,999
Shares redeemed	(308,134)	(3,099,588)	(191,419)	(1,901,057)

Net decrease	(150,226)	$(1,509,725)	(123,698)	$(1,225,058)

Investor C
Shares sold	129,455	$1,277,425	175,801	$1,739,900
Shares issued in reinvestment of dividends	7,397	73,205	4,030	40,012

Total issued	136,852	1,350,630	179,831	1,779,912
Shares redeemed	(110,447)	(1,074,856)	(69,752)	(692,597)

Net increase	26,405	$275,774	110,079	$1,087,315

International Bond
BlackRock
Shares sold	2,456,389	$29,648,295	9,844,942	$109,321,101
Shares issued in reinvestment of dividends	109,983	1,319,072	99,210	1,111,279

Total issued	2,566,372	30,967,367	9,944,152	110,432,380
Shares redeemed	(4,097,108)	(49,101,436)	(15,554,227)	(172,555,631)

Net decrease	(1,530,736)	$(18,134,069)	(5,610,075)	$(62,123,251)

Institutional
Shares sold	2,912,882	$35,080,457	3,436,401	$37,913,192
Shares issued in reinvestment of dividends	194,230	2,329,875	171,113	1,909,434

Total issued	3,107,112	37,410,332	3,607,514	39,822,626
Shares redeemed	(5,397,676)	(65,260,130)	(6,102,328)	(67,495,349)

Net decrease	(2,290,564)	$(27,849,798)	(2,494,814)	$(27,672,723)

Service
Shares sold	1,595,289	$19,299,844	2,939,962	$32,724,325
Shares issued in reinvestment of dividends	122,760	1,473,465	152,866	1,706,519

Total issued	1,718,049	20,773,309	3,092,828	34,430,844
Shares redeemed	(3,371,989)	(40,575,777)	(3,635,635)	(40,325,324)

Net decrease	(1,653,940)	$(19,802,468)	(542,807)	$(5,894,480)

130	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
International Bond (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	5,871,429	$69,911,927	2,329,103	$25,831,118
Shares issued in reinvestment of dividends	263,454	3,157,834	242,080	2,701,064

Total issued	6,134,883	73,069,761	2,571,183	28,532,182
Shares redeemed	(3,325,192)	(39,932,181)	(5,845,649)	(64,816,663)

Net increase (decrease)	2,809,691	$33,137,580	(3,274,466)	$(36,284,481)

Investor B
Shares sold	72,217	$874,421	38,969	$433,406
Shares issued in reinvestment of dividends	17,270	207,490	17,600	196,584

Total issued	89,487	1,081,911	56,569	629,990
Shares redeemed	(338,562)	(4,061,179)	(382,658)	(4,237,361)

Net decrease	(249,075)	$(2,979,268)	(326,089)	$(3,607,371)

Investor C
Shares sold	1,294,506	$15,692,671	743,409	$8,272,175
Shares issued in reinvestment of dividends	64,716	778,038	59,418	664,899

Total issued	1,359,222	16,470,709	802,827	8,937,074
Shares redeemed	(1,593,382)	(19,153,950)	(1,991,381)	(22,071,711)

Net decrease	(234,160)	$(2,683,241)	(1,188,554)	$(13,134,637)

There is a 2% redemption fee on shares of the International Bond Portfolio redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

8. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BDI as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

ANNUAL REPORT	SEPTEMBER 30, 2008	131

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Enhanced Income, Intermediate Government Bond, Intermediate Bond II, Long Duration Bond, Inflation Protected Bond, GNMA, Managed Income, and International Bond Portfolios [eight of the thirty-four portfolios constituting the BlackRock Funds II (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, except for Long Duration Bond which is for the period from October 19, 2007 (commencement of operations) to September 30, 2008, the statements of changes in net assets for each of the two years in the period then ended, except for Long Duration Bond which is for the period from October 19, 2007 (commencement of operations) to September 30, 2008, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations, the changes in their net assets and the financial highlights for the periods specified, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2008. The amounts to be used by calendar year taxpayers on their U.S. federal income tax returns will be provided on Form 1099-DIV to be mailed in January 2009.

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Enhanced Income Portfolio, BlackRock Intermediate Government Bond Portfolio, BlackRock Intermediate Bond II Portfolio, BlackRock Long Duration Bond Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Managed Income Portfolio, and BlackRock International Bond Portfolio for the fiscal year ended September 30, 2008:

Foreign Sources Income

Month Paid:
October 2007 - September 2008
International Bond	20.49%

Interest Related Dividends for Non-U.S. Residents

	Month Paid:
	October 2007 -		February 2008 -
	January 2008		September 2008
Enhanced Income	97.66	%*	96.40	%*
Intermediate Government Bond	95.92	%*	97.45	%*
Intermediate Bond II	90.47	%*	95.48	%*
Long Duration Bond	90.10	%*	92.42	%*
Inflation Protected Bond	68.40	%*	99.43	%*
GNMA	93.17	%*	100.00	%*
Managed Income	100.00	%*	100.00	%*
International Bond	26.52	%*	5.06	%*

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

132	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of BlackRock Enhanced Income Portfolio, BlackRock Intermediate Government Bond Portfolio, BlackRock Intermediate Bond II Portfolio, BlackRock Long Duration Bond Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock GNMA Portfolio, BlackRock Managed Income Portfolio and BlackRock International Bond Portfolio (collectively, the “Portfolios”) of BlackRock Funds II (the “Fund”) met in April and June 2008 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment advisor. The Board also considered the approval of the subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”). The Advisor and the Subadvisor are referred to herein as “BlackRock.” For simplicity, the Portfolios and the Fund are referred to herein as the “Fund.” The Advisory Agreement and the Subadvisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the “Transaction”), the Fund entered into the Advisory Agreement with an initial two-year term and the Advisor entered into the Subadvisory Agreement with the Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements’ respective initial two-year term, the Board is required to consider the continuation of the Fund’s Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5-6, 2008, the Fund’s Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Financial Management, Inc. for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5-6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock

ANNUAL REPORT	SEPTEMBER 30, 2008	133

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services:

The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock:

The Board, including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted with favor that BlackRock had generally avoided significant credit quality and liquidity issues in the challenging fixed-income market that prevailed during the last 18 months. The BlackRock GNMA Portfolio ranked in the second, third and second quartiles on a net basis against its Lipper peer universe for the one, three and five year periods ended December 31, 2007, respectively. The Board noted that the BlackRock GNMA Portfolio’s three year performance does not meet the Board’s expectations, but noted that more recent results have been encouraging. The Board discussed the processes and the resources dedicated to the management of the BlackRock GNMA Portfolio with BlackRock’s senior management and will continue its ongoing dialogue with BlackRock on the Portfolio’s performance. The BlackRock Inflation Protected Bond Portfolio ranked in the first quartile on a net basis against its Lipper peer universe for the one year, three year and since inception periods ended December 31, 2007, respectively. The BlackRock Intermediate Bond Portfolio II ranked in the first, first and second quartiles on a net basis against its Lipper peer universe for the one, three and five year periods ended December 31, 2007, respectively. The BlackRock Intermediate Government Bond Portfolio ranked in the second, third and third quartiles on a net basis against its Lipper peer universe for the one, three and five year periods ended December 31, 2007, respectively. The Board noted that for the three and five year periods, the BlackRock Intermediate Government Bond Portfolio’s performance was only 14 basis points and 27 basis points below its Lipper median, respectively. The Board will continue its ongoing dialogue with BlackRock on the BlackRock Intermediate Government Bond Portfolio’s performance. The BlackRock Managed Income Portfolio ranked in the second, second and third quartiles on a net basis against

134	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

its Lipper peer universe for the one, three and five year periods ended December 31, 2007, respectively. The Board noted that for the five year period, BlackRock Managed Income Portfolio’s performance was only 14 basis points below its Lipper median. The Board will continue its ongoing dialogue with BlackRock on the BlackRock Managed Income Portfolio’s performance. The BlackRock International Bond Portfolio ranked in the third, third and second quartiles on a net basis against its Lipper peer universe for the one, three and five year periods ended December 31, 2007, respectively. The Board noted that the BlackRock International Bond Portfolio’s one and three year performance does not meet the Board’s expectations. The Board discussed the processes and the resources dedicated to the management of the BlackRock International Bond Portfolio with BlackRock’s senior management and will continue its ongoing dialogue with BlackRock on the Portfolio’s performance. There was a discussion of the negative impact on the performance with respect to credit quality differences between the BlackRock International Bond Portfolio and its Peers. The BlackRock Enhanced Income Portfolio ranked in the third quartile on a net basis against its Lipper peer universe for the one and three year periods and since inception, ended December 31, 2007, respectively. The Board noted that the BlackRock Enhanced Income Portfolio’s performance for all periods does not meet the Board’s expectations. The Board discussed the processes and the resources dedicated to the management of the BlackRock Enhanced Income Portfolio with BlackRock’s senior management and will continue its ongoing dialogue with BlackRock on the Portfolio’s performance. There was a discussion of the negative impact on the performance of investment decisions in respect of duration and yield curve positioning. In considering the Advisory Agreements, the Board expressed its concern with the BlackRock International Bond Portfolio’s and the BlackRock Enhanced Income Portfolio’s investment performance. The Board considered BlackRock’s planned changes in its fixed-income organization.

The Board did not consider the performance history of BlackRock Long Duration Bond Portfolio because the Portfolio commenced operations in October 2007; however, the Board considered the investment performance of BlackRock generally. The Board compared the fees, both before and after any fee waivers and expense reimbursements, and expense ratios of BlackRock Long Duration Bond Portfolio against fees and expense ratios of its Peers. The Board also took into account that BlackRock Long Duration Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. Because BlackRock Long Duration Bond Portfolio commenced as of October 2007, BlackRock did not provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Portfolio.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund:

The Board, including the Independent Directors, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board took into account that each of BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Intermediate Bond Portfolio II, BlackRock Intermediate Government Bond Portfolio, BlackRock Managed Income Portfolio, and BlackRock International Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of each Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has agreed to contractually cap the total annual operating expenses, excluding certain expenses, of one or more share classes of each Portfolio, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees.

D. Economies of Scale:

The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to

ANNUAL REPORT	SEPTEMBER 30, 2008	135

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

E. Other Factors:

The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and trade execution practices throughout the year.

Conclusion The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Financial Management, Inc. for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors’ conclusions may be based in part on their consideration of these arrangements in prior years.

136	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 1996	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 104 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	37 Funds 104 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 104 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 Funds 104 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	37 Funds 104 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	37 Funds 104 Portfolios	UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	37 Funds 104 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	37 Funds 104 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

ANNUAL REPORT	SEPTEMBER 30, 2008	137

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute, (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.	37 Funds 104 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	37 Funds 104 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	37 Funds 104 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 104 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

138	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	37 Funds 104 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

1	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2008	139

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial

Management, Inc.

New York, NY 10022

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

140	ANNUAL REPORT	SEPTEMBER 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2008	141

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

142	ANNUAL REPORT	SEPTEMBER 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio		BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2008	143

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE1-9/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

Blackrock Funds II
ANNUAL REPORT | SEPTEMBER 30, 2008

BlackRock Low Duration Bond Portfolio

BlackRock Total Return II Portfolio

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Low Duration Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results underperformed that of the benchmark Merrill Lynch 1-3 Year Treasury Index for the 12-month period.

What factors influenced performance?

•

During the annual period, fixed income markets continued to be affected by the now familiar “flight-to-quality” trade in which investors have been fleeing credit-related securities in favor of Treasury bonds. Housing market turmoil, credit market volatility, severe liquidity issues and global financial market contagion all contributed to the re-emergence of overall volatility, with spreads between U.S. Treasury securities and all major sectors widening dramatically, and in some cases, to record levels. Over the 12 months, the yield on the 10-year Treasury note fell from 4.59% to 3.85%, as prices correspondingly rose.

•

The main detractor from performance during the period was the Portfolio’s overweight in high-quality spread assets, including asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). The largest detractor from performance in the securitized space was the Portfolio’s allocation to non-agency adjustable-rate mortgages. An overweight to the corporate sector — in particular exposure to the financials credit subsector — also hampered results.

•

On the positive side, the Portfolio’s long duration positioning in non-U.S. interest rates benefited performance as rates in Europe and the U.K. rallied over the period. Our yield curve steepening bias generally aided results as well.

Describe recent Portfolio activity.

•

Portfolio construction was fairly consistent during the annual period. We raised a modest amount of cash early in the period, using some of the proceeds to opportunistically increase the Portfolio’s allocation to ABS. In general, we were slightly short duration relative to the benchmark; however, following the announcement of the government-sponsored enterprises conservatorship in September, we increased the duration of the Portfolio as rates rose.

Describe Portfolio positioning at period-end.

•

As of September 30, 2008, the Portfolio maintained underweights in U.S. Treasury and U.S. agency securities, and held overweight positions in high-quality spread assets. We believe that as stability returns to the financial markets, spreads on high-quality mortgage and commercial mortgage bonds should gradually begin to recover; in the meantime, these securities are paying an attractive coupon. We continue to look favorably upon the agency sub-sector of the U.S. mortgage market given its agency guarantee, its attractive current valuations and its liquidity, which is better relative to most other sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Collateralized Mortgage Obligations	33%
Asset Backed Securities	25
Mortgage Pass-Throughs	21
Commercial Mortgage Backed Securities	14
U.S. Government & Agency Obligations	4
Corporate Bonds	3

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	95%
AA	2
A	1
BBB	2

1	Using the higher of S&P’s or Moody’s rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

3	An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Performance Summary for the Period Ended September 30, 2008

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
			w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.87%	(3.19)%	(1.68)%	(1.68)%	2.00%	2.00%	3.90%	3.90%
Institutional	4.82	(3.20)	(1.73)	(1.73)	1.92	1.92	3.78	3.78
Service	4.45	(3.27)	(2.06)	(2.06)	1.61	1.61	3.47	3.47
Investor A	4.32	(3.38)	(2.08)	(5.04)	1.57	0.95	3.39	3.07
Investor A1	4.60	(3.29)	(1.90)	(2.87)	1.72	1.53	3.60	3.49
Investor B	3.75	(3.74)	(2.81)	(7.03)	0.84	0.49	2.85	2.85
Investor B1	3.97	(3.52)	(2.45)	(6.21)	1.07	0.71	2.92	2.92
Investor B2	4.34	(3.34)	(2.10)	(3.04)	1.44	1.44	3.29	3.29
Investor C	3.70	(3.64)	(2.71)	(3.65)	0.84	0.84	2.62	2.62
Investor C1	3.97	(3.51)	(2.56)	(3.49)	1.03	1.03	2.88	2.88
Investor C2	4.38	(3.32)	(2.07)	(3.01)	1.43	1.43	3.28	3.28
Merrill Lynch 1-3 Year Treasury Index	—	0.82	6.27	6.27	3.54	3.54	4.52	4.52

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$968.15	$1.98	$1,000.00	$1,022.96	$2.04
Institutional	$1,000.00	$967.96	$2.23	$1,000.00	$1,022.71	$2.29
Service	$1,000.00	$967.26	$3.91	$1,000.00	$1,020.97	$4.03
Investor A	$1,000.00	$966.21	$4.00	$1,000.00	$1,020.88	$4.12
Investor A1	$1,000.00	$967.14	$3.07	$1,000.00	$1,021.84	$3.16
Investor B	$1,000.00	$962.61	$7.63	$1,000.00	$1,017.13	$7.87
Investor B1	$1,000.00	$964.82	$6.35	$1,000.00	$1,018.45	$6.55
Investor B2	$1,000.00	$966.60	$4.59	$1,000.00	$1,020.27	$4.73
Investor C	$1,000.00	$963.57	$7.61	$1,000.00	$1,017.15	$7.85
Investor C1	$1,000.00	$964.86	$6.33	$1,000.00	$1,018.47	$6.53
Investor C2	$1,000.00	$966.82	$4.38	$1,000.00	$1,020.49	$4.51

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.40% for BlackRock, 0.45% for Institutional, 0.80% for Service, 0.81% for Investor A, 0.62% for Investor A1, 1.56% for Investor B, 1.29% for Investor B1, 0.93% for Investor B2, 1.55% for Investor C, 1.29% for Investor C1 and 0.89% for Investor C2), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on pages 12 and 13 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	Total Return Portfolio II

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s total return underperformed the Barclays Capital U.S. Aggregate Index for the 12-month period.

What factors influenced performance?

•

The Portfolio’s overweight to high-quality spread sectors — including agency and non-agency mortgage-backed securities (MBS) (both fixed and adjustable-rate), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) — was the primary detractor from comparative performance. Throughout the period, continued write-downs and forced de-leveraging at institutions and hedge funds pushed spreads on these sectors sharply wider, regardless of quality. An underweight in U.S. Treasury securities further hampered returns, as uncertainties over the outlook for financial markets and the broader economy prompted a massive investor flight to quality, and these issues outperformed. Additionally, an overweight to the financial subsector of the credit markets detracted from Portfolio performance, as the sector lagged duration-adjusted Treasuries by 14.35%.

•

In contrast, the Portfolio’s underweight to agencies benefited relative results. Our bias for a steepening yield curve also paid off as the spread between two-year and 10-year Treasuries increased by over 120 basis points (1.20%). Security selection in CMBS and ABS proved advantageous as well.

Describe recent Portfolio activity.

•

Throughout the year, the market continued to be negatively impacted by liquidity issues across most fixed income sectors, and the resulting higher transaction costs have led to muted trading activity in many areas.

•

Over the 12 months, we modestly increased the Portfolio’s exposure to agency debentures due to both their attractive spread compared with Treasuries and their effective government guarantee; however, we did maintain an overall underweight given opportunities in other spread sectors. We also increased exposure to non-agency adjustable rate mortgages, as we believe these assets represent outstanding long-term value from a fundamental perspective relative to other spread sectors. While we retained an overweight to AAA-rated CMBS, we opportunistically decreased Portfolio exposure to certain 2007 vintage securities. In light of global economic weakness and diminishing earnings potential, we also continued to reduce our allocation to corporate debt, though we maintained an overweight to the financial subsector.

Describe Portfolio positioning at period-end.

•

The Portfolio ended the period slightly long duration versus the benchmark, with a slight bias towards a steeper yield curve. We have maintained our underweight to U.S. Treasury and agency debt in favor of high-quality spread assets, including MBS, CMBS and ABS. Within the CMBS, ABS and non-agency MBS sectors, we favor senior, AAA-rated classes. We continue to hold an overall underweight to investment-grade corporates; however, we maintain an overweight in the financials subsector, favoring higher-quality names of stronger financial firms, while avoiding exposure to regional banks.

•	At period-end, we held a small allocation to non-dollar debt issues (roughly 2.0% of net assets), namely a long position in European bonds and U.K. rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Mortgage Pass-Throughs	49%
Collateralized Mortgage Obligations	14
Commercial Mortgage Backed Securities	12
Corporate Bonds	10
Asset Backed Securities	8
U.S. Government & Agency Obligations	4
Trust Preferred Stocks	2
Foreign Bonds	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	86%
AA	6
A	5
BBB	3

1	Using the higher of S&P’s or Moody’s rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark).

3	An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Performance Summary for the Period Ended September 30, 2008

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
			w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	6.03%	(6.52)%	(4.18)%	(4.18)%	2.08%	2.08%	4.44%	4.44%
Institutional	5.92	(6.47)	(4.17)	(4.17)	2.00	2.00	4.30	4.30
Service	5.87	(6.52)	(4.48)	(4.48)	1.73	1.73	4.01	4.01
Investor A	5.40	(6.72)	(4.58)	(8.36)	1.65	0.82	3.91	3.48
Investor B	4.81	(7.00)	(5.34)	(9.44)	0.87	0.53	3.37	3.37
Investor C	4.78	(7.00)	(5.22)	(6.13)	0.82	0.82	3.09	3.09
R	5.27	(6.73)	(4.82)	(4.82)	1.35	1.35	3.62	3.62
Barclays Capital U.S. Aggregate Index	—	(1.50)	3.65	3.65	3.78	3.78	5.20	5.20

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$934.80	$2.55	$1,000.00	$1,022.33	$2.67
Institutional	$1,000.00	$935.32	$2.97	$1,000.00	$1,021.89	$3.11
Service	$1,000.00	$934.85	$3.47	$1,000.00	$1,021.37	$3.63
Investor A	$1,000.00	$932.80	$4.50	$1,000.00	$1,020.29	$4.71
Investor B	$1,000.00	$930.05	$8.35	$1,000.00	$1,016.24	$8.76
Investor C	$1,000.00	$929.97	$8.23	$1,000.00	$1,016.36	$8.64
R	$1,000.00	$932.73	$5.67	$1,000.00	$1,019.06	$5.94

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.53% for BlackRock, 0.61% for Institutional, 0.72% for Service, 0.93% for Investor A, 1.73% for Investor B, 1.71% for Investor C and 1.17% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on pages 12 and 13 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

Portfolio Summary	Government Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

For the 12-month period, Portfolio results underperformed that of its benchmark, a composite of the Barclays Capital Mortgage-Backed Securities Index (formerly the Lehman Brothers Mortgage-Backed Securities Index) and the Merrill Lynch 10-Year Treasury Index.

What factors influenced performance?

•

During the annual period, fixed income markets continued to be affected by the now familiar “flight-to-quality” trade in which investors have been fleeing credit-related securities in favor of Treasury bonds. Housing market turmoil, credit market volatility, severe liquidity issues and global financial market contagion all contributed to the re-emergence of overall volatility, with spreads between U.S. Treasury securities and all major sectors widening dramatically, and in some cases, to record levels. Over the 12 months, the yield on the 10-year Treasury note fell from 4.59% to 3.85%, as prices correspondingly rose.

•

The Portfolio’s underweight in U.S. Treasury securities was among the primary detractors from relative performance, as these issues outperformed all other spread sectors during the period. Likewise, an overweight in high-quality spread assets, including agency and non-agency mortgage-backed securities (both fixed and adjustable rate) and commercial mortgage-backed securities (CMBS), detracted from results.

•

On the positive side, Portfolio performance benefited from an underweight to agency debentures, as this sector underperformed during the year. A bias toward a steepening yield curve for most of the period also was beneficial, as the spread between two-year and 10-year notes increased by over 120 basis points (1.20%).

Describe recent Portfolio activity.

•

Throughout the annual period, the market continued to be impacted by liquidity issues across most fixed income sectors. However, when opportunities did exist, we looked to take advantage and traded the Portfolio accordingly.

•

In the aftermath of the Treasury taking control of the government sponsored enterprises, we modestly increased our exposure to agency debentures, though we remained underweight given the opportunities in other spread sectors. We also increased exposure to non-index sectors, such as non-agency adjustable-rate mortgages (ARMs) and CMBS, as we believe these assets represent outstanding long-term value from a fundamental perspective, especially versus other spread sectors. While we continued to hold an overweight in AAA-rated CMBS, we did opportunistically decrease exposure to the sector on recent spread tightening.

Describe Portfolio positioning at period-end.

•

At September 30, 2008, the Portfolio was slightly long duration versus the benchmark, with a bias toward a steeper yield curve. The Portfolio remained underweight in Treasury issues and agency debentures in favor of high-quality spread assets, including agency and non-agency mortgage-backed securities and CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Sector Allocation	Percent of Long-Term Investments
Mortgage Pass-Throughs	68%
U.S. Government & Agency Obligations	22
Collateralized Mortgage Obligations	6
Commercial Mortgage Backed Securities	4

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	100%

1	Using the higher of S&P’s or Moody’s rating.

Although the sector and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The Portfolio normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies.

3	An index that includes the mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC) that meet the maturity and liquidity criteria.

4	A one-security index consisting of the current “on-the run” 10-year issue.

Performance Summary for the Period Ended September 30, 2008

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
			w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.28%	(4.40)%	3.39%	3.39%	2.76%	2.76%	5.32%	5.32%
Institutional	4.11	(4.43)	3.24	3.24	2.57	2.57	5.02	5.02
Service	4.08	(4.56)	3.08	3.08	2.35	2.35	4.77	4.77
Investor A	3.76	(4.70)	2.92	(1.20)	2.30	1.47	4.75	4.32
Investor B	3.14	(5.09)	2.09	(2.33)	1.51	1.17	4.20	4.20
Investor B1	3.41	(4.95)	2.37	(1.56)	1.71	1.38	4.13	4.13
Investor C	2.97	(5.06)	2.01	1.03	1.52	1.52	3.95	3.95
Investor C1	3.28	(4.93)	2.39	1.41	1.67	1.67	4.08	4.08
R	3.60	(4.77)	2.71	2.71	1.97	1.97	4.40	4.40
Barclays Capital MBS Index/Merrill Lynch 10-Year Treasury Index	—	0.05	8.48	8.48	4.50	4.50	5.17	5.17

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$955.97	$4.45	$1,000.00	$1,020.39	$4.61
Institutional	$1,000.00	$955.68	$5.01	$1,000.00	$1,019.82	$5.18
Service	$1,000.00	$954.44	$7.99	$1,000.00	$1,016.72	$8.28
Investor A	$1,000.00	$952.96	$7.68	$1,000.00	$1,017.04	$7.96
Investor B	$1,000.00	$949.15	$11.76	$1,000.00	$1,012.79	$12.21
Investor B1	$1,000.00	$950.46	$10.07	$1,000.00	$1,014.55	$10.45
Investor C	$1,000.00	$949.37	$13.00	$1,000.00	$1,011.49	$13.51
Investor C1	$1,000.00	$950.75	$10.79	$1,000.00	$1,013.80	$11.20
R	$1,000.00	$952.34	$9.71	$1,000.00	$1,014.93	$10.07

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.91% for BlackRock, 1.02% for Institutional, 1.64% for Service, 1.57% for Investor A, 2.41% for Investor B, 2.06% for Investor B1, 2.67% for Investor C, 2.21% for Investor C1 and 1.99% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on pages 12 and 13 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

Portfolio Summary	High Yield Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio’s total returns outperformed the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index for the 12-month period.

What factors influenced performance?

•

Throughout the year, the high yield market was plagued by a combination of a persistent and worsening credit crunch and the overwhelmingly weak economic conditions affecting the U.S. consumer, including the housing crisis, inflationary pressures, equity market volatility and rising unemployment. The unprecedented failures and consolidation with the financial sector only added further pressure, with the final three months of the year marking one of the worst periods in history for the high yield market, and September marking the worst-ever monthly return for the asset class.

•

In this environment, the Portfolio’s allocations to floating rate loan securities and cash benefited performance, as these sectors outperformed the traditional high yield market over the annual period. Security selection within B-rated and CCC-rated credits also proved advantageous, as did exposure to the media non-cable sector.

•

Detracting from performance was the Portfolio’s underweight to BB-rated securities, as higher-quality non-investment grade issues outperformed their lower-grade counterparts. Exposure to the wireless sector also subtracted from relative returns.

Describe recent Portfolio activity.

•

During the 12 months, we became more cautious on the high yield market and the economy in general, a view that led us to allocate assets to more defensive sectors. We continued to underweight BB-rated issues, preferring to allocate a substantial portion of the Portfolio towards floating rate loans. Although these securities have suffered over the year, we believe bank loans currently offer tremendous value and are somewhat less vulnerable to the economic slowdown in comparison to many issuers of high yield. We also reduced the Portfolio’s high yield exposure over the period and built a sizeable cash position, which would allow us to take advantage of quality credits that had depreciated with the market.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio held underweight positions relative to the benchmark in BB-rated and B-rated issues, and a small overweight in CCC-rated issues. On a sector basis, the Portfolio was overweight in wireless, independent energy and wirelines, while it was underweight in technology, home construction and pipelines.

•

Although high yield default rates continue to steadily increase and liquidity remains challenged, overall risk is somewhat balanced by the decent fundamental condition of many high yield issuers. Looking ahead, while overall volatility is expected to continue, we believe the Portfolio is well positioned to mitigate these risks and perform competitively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Five Largest Industries	Percent of Long-Term Investments
Finance	15%
Telecommunications	14
Energy & Utilities	13
Manufacturing	8
Oil & Gas	7

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Credit Quality Allocations[1]	Percent of Long-Term Investments
A	1%
BBB	2
BB	24
B	41
CCC	24
Unrated	8

1	Using the higher of S&P’s or Moody’s rating.

Although the largest industries and credit quality allocations listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Commencement of operations.

3	The Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less.

4	An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2008

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns[5]
			1 Year		5 Years		From Inception[6]
			w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	10.47%	(4.63)%	(9.61)%	(9.61)%	5.40%	5.40%	5.81%	5.81%
Institutional	10.41	(4.66)	(9.66)	(9.66)	5.30	5.30	5.70	5.70
Service	9.99	(4.85)	(10.00)	(10.00)	5.02	5.02	5.38	5.38
Investor A	9.63	(4.83)	(9.98)	(13.56)	4.96	4.12	5.27	4.83
Investor B	9.29	(5.18)	(10.66)	(14.38)	4.19	3.90	4.71	4.71
Investor B1	9.61	(5.03)	(10.39)	(13.70)	4.44	4.15	4.83	4.83
Investor C	9.23	(5.04)	(10.53)	(11.36)	4.19	4.19	4.49	4.49
Investor C1	9.47	(5.07)	(10.45)	(11.27)	4.38	4.38	4.78	4.78
R	9.81	(4.93)	(10.17)	(10.17)	4.71	4.71	5.11	5.11
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	—	(6.77)	(10.51)	(10.51)	4.37	4.37	4.83	4.83

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 11/19/98.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$953.66	$2.84	$1,000.00	$1,022.06	$2.94
Institutional	$1,000.00	$953.37	$3.13	$1,000.00	$1,021.75	$3.25
Service	$1,000.00	$951.50	$5.00	$1,000.00	$1,019.81	$5.19
Investor A	$1,000.00	$951.71	$4.83	$1,000.00	$1,019.99	$5.01
Investor B	$1,000.00	$948.20	$8.41	$1,000.00	$1,016.26	$8.74
Investor B1	$1,000.00	$949.70	$6.89	$1,000.00	$1,017.84	$7.16
Investor C	$1,000.00	$949.56	$8.48	$1,000.00	$1,016.19	$8.81
Investor C1	$1,000.00	$949.29	$7.38	$1,000.00	$1,017.34	$7.66
R	$1,000.00	$950.72	$5.86	$1,000.00	$1,018.92	$6.08

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.58% for BlackRock, 0.64% for Institutional, 1.03% for Service, 0.99% for Investor A, 1.73% for Investor B, 1.41% for Investor B1, 1.74% for Investor C, 1.51% for Investor C1 and 1.20% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on pages 12 and 13 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

About Portfolios’ Performance

•

BlackRock and Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Portfolios included in this report, except for Low Duration Bond, which incurs an initial sales charge of 3.00%. In addition, these shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1.00%. In addition, these shares are subject to a service fee of 0.10% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year.

•

Investor B2 Shares are subject to a maximum contingent deferred sales charge of 1.00% declining to 0% after three years. In addition, these shares are subject to a distribution fee of 0.30% per year and a service fee of 0.10% per year.

•

Investor C, C1 and C2 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55% and 0.30% per year, respectively, and a service fee of 0.25%, 0.25% and 0.10% per year, respectively.

•

R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. International Bond and High Yield Bond may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waving its fees after February 1, 2009.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Expenses (concluded)

value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

Schedule of Investments September 30, 2008	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Trust Preferred
Finance — 0.5%
Goldman Sachs Capital Trust III, Capital Security,
3.58%(a)(b)	$4,705	$1,662,606
ZFS Finance (USA) Trust I, Unsecured Notes,
6.15%, 12/15/65(a)(c)	1,810	1,314,458
ZFS Finance (USA) Trust IV, Unsecured Notes,
5.88%, 5/09/32(a)(c)	3,345	2,281,625

Total Trust Preferred — 0.5%		5,258,689

U.S. Government & Agency Obligations
Federal Home Loan Bank,
5.00%, 3/14/14	1,495	1,541,959
5.38%, 6/13/14	3,405	3,567,725
5.25%, 9/12/14	3,405	3,539,423
Federal National Mortgage Assoc., Subordinated Notes,
6.25%, 2/01/11	2,914	3,047,957
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10	14,465	14,398,837
U.S. Treasury Notes,
3.13%, 8/31/13	12,035	12,127,140
3.88%, 5/15/18	5,225	5,259,286
4.00%, 8/15/18	1,695	1,719,101

Total U.S. Government & Agency Obligations — 4.0%		45,201,428

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 1 Year CMT,
7.66%, 5/01/15(a)	150	149,630
6.29%, 1/01/16(a)	43	43,657
5.91%, 1/01/19(a)	353	356,590
5.63%, 9/01/19(a)	275	281,320
5.53%, 6/01/20(a)	1,602	1,632,684
5.73%, 10/01/23(a)	262	268,506
5.70%, 8/01/31(a)	196	198,677
5.04%, 12/01/35(a)	14,554	14,782,101
Federal Home Loan Mortgage Corp. 1 Year Treasury,
4.15%, 7/01/34(a)	849	856,527
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
4.45%, 7/01/34(a)	390	392,723
4.30%, 11/01/34(a)	9,070	9,139,340
4.63%, 4/01/35(a)	5,349	5,392,545
Federal Home Loan Mortgage Corp. 6 Month Treasury,
5.42%, 3/01/20(a)	290	290,462
Federal Home Loan Mortgage Corp. Gold,
7.00%, 11/01/15-12/01/16	714	753,737
6.50%, 6/01/16-9/01/30(d)	3,905	4,059,719
6.00%, 11/01/33	1,632	1,660,205
Federal Home Loan Mortgage Corp. Gold 7 Year Balloon,
4.50%, 4/01/10	2,590	2,612,615
Federal Home Loan Mortgage Corp. Hybrid ARM,
6.80%, 8/01/32(a)	424	426,051
Federal National Mortgage Assoc.,
7.00%, 3/01/15-7/01/32	3,074	3,237,577
7.50%, 4/01/15-9/01/35	6,863	7,373,012
6.00%, 2/01/17	97	99,387
5.50%, 3/01/20	9,712	9,886,825
5.00%, 4/01/21	64	63,496
6.50%, 2/01/29-4/01/31	613	634,099
8.00%, 11/01/30-5/01/32	663	718,236
Federal National Mortgage Assoc. 1 Year CMT,
5.78%, 12/01/18(a)	558	560,691
6.00%, 12/01/21(a)	272	275,311
6.30%, 12/01/21(a)	84	85,456
5.36%, 1/01/33(a)	1,629	1,650,700
4.55%, 2/01/35(a)	16,855	17,078,587
Federal National Mortgage Assoc. 1 Year Treasury,
6.09%, 12/01/30(a)	265	268,805
5.49%, 8/01/32(a)	769	777,085
7.22%, 9/01/32(a)	478	486,852
Federal National Mortgage Assoc. 10 Year,
6.50%, 11/01/08(e)	—	35
6.00%, 3/01/12	300	305,288
Federal National Mortgage Assoc. 12 Month LIBOR,
4.28%, 1/01/34(a)	413	415,721
4.00%, 4/01/34(a)	3,827	3,826,132
3.91%, 5/01/34(a)	11,956	12,097,287
4.87%, 6/01/35(a)	8,168	8,205,878
5.08%, 11/01/35(a)	2,414	2,423,330
5.16%, 11/01/35(a)	1,396	1,401,383
Federal National Mortgage Assoc. 15 Year TBA,
5.50%, 10/01/23	2,000	2,015,000
Federal National Mortgage Assoc. 30 Year TBA,
5.50%, 10/01/38	72,900	72,649,406
6.00%, 10/01/38	19,500	19,749,844

Portfolio Abbreviations

To simplify the listings of Portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.	ADR	American Depository Receipts	HKD	Hong Kong Dollar
	AUD	Australian Dollar	IO	Interest Only
	CAD	Canadian Dollar	JPY	Japanese Yen
	CHF	Swiss Francs	LIBOR	London Interbank Offered Rate
	CMBX	Commercial Mortgage-Backed	MXP	Mexican Peso
		Securities Credit Default Index	NOK	Norwegian Krone
	CMT	Constant Maturity Treasury Rate	PLN	Polish Zloty
	DJIA	Dow Jones Industrial Average	PO	Principal Only
	DKK	Danish Krone	REIT	Real Estate Investment Trust
	DUS	Delegated Underwriting and	SDR	Special Drawing Rights
		Servicing	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	GBP	British Pound	TBA	To Be Announced
	GDR	Global Depositary Receipts	USD	United States Dollar
	HEQ	Home Equity	ZAR	South African Rand
See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Mortgage Pass-Throughs
Federal National Mortgage Assoc. 6 Month LIBOR,
6.78%, 12/01/31(a)	$564	$572,844
4.18%, 7/01/33(a)	726	724,241
Federal National Mortgage Assoc. 7 Year Balloon,
5.50%, 2/01/09	142	144,044
6.00%, 2/01/09	179	182,487
Government National Mortgage Assoc. I,
6.00%, 12/15/08-2/15/11	35	35,669
6.50%, 6/15/09	1	1,449
Government National Mortgage Assoc. II ARM,
3.75%, 6/20/34(a)	10,035	10,009,958

Total Mortgage Pass-Throughs — 19.9%		221,253,204

Collateralized Mortgage Obligations
American Home Mortgage Asset Trust, Series 05-1, Class 3A11,
3.48%, 11/25/35(a)	4,183	3,011,701
American Home Mortgage Asset Trust, Series 06-6, Class A1A,
3.40%, 12/25/46(a)	16,927	10,275,538
American Home Mortgage Investment Trust, Series 06-3, Class 11A1,
3.39%, 12/25/46(a)	14,188	8,909,249
Banc of America Funding Corp., Series 06-7, Class 1A1,
3.66%, 9/25/36(a)	9,500	6,512,801
Banc of America Funding Corp., Series 06-I, Class 1A1,
4.61%, 12/20/36(a)	10,791	9,489,150
Banc of America Mortgage Securities, Inc., Series 03-J, Class 2A1,
4.13%, 11/25/33(a)	2,665	2,643,281
Banc of America Mortgage Securities, Inc., Series 05-D, Class 2A7,
4.79%, 5/25/35(a)	8,311	6,150,140
Banc of America Mortgage Securities, Inc., Series 06-B, Class 3A1,
6.15%, 11/20/36(a)	9,889	8,059,891
Bear Stearns Mortgage Trust, Series 04-12, Class 1A1,
3.56%, 1/25/35(a)	2,814	2,054,360
Bear Stearns Mortgage Trust, Series 04-13, Class A1,
3.58%, 11/25/34(a)	3,776	2,413,353
Bear Stearns Mortgage Trust, Series 04-7, Class 4A,
5.03%, 10/25/34(a)	3,351	2,420,414
Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 1A5A,
5.81%, 7/25/36(a)	12,778	9,167,868
Countrywide Alternative Loan Trust, Series 05-20CB, Class 2A3,
5.50%, 7/25/35	8,075	7,003,350
Countrywide Alternative Loan Trust, Series 05-56, Class 1A1,
3.94%, 11/25/35(a)	11,132	7,256,930
Countrywide Home Loans, Series 03-37, Class 2A1,
5.11%, 9/25/33(a)	6,269	6,211,709
Countrywide Home Loans, Series 04-29, Class 1A1,
3.48%, 2/25/35(a)	1,433	946,060
Credit Suisse First Boston Mortgage Securities Corp., Series 03-AR2, Class 3A1,
5.21%, 2/25/33(a)	10,145	9,314,245
Deutsche ALT-A Securities, Inc., Series 06-AF1, Class A1,
3.29%, 4/25/36(a)	965	925,888
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
3.41%, 2/25/47(a)	13,193	7,849,363
Federal Home Loan Mortgage Corp. Strip Notes, Series 19, Class F,
4.68%, 6/01/28(a)	1,030	968,362
Federal Home Loan Mortgage Corp., Series 1165, Class LD,
7.00%, 11/15/21	1,009	1,059,589
Federal Home Loan Mortgage Corp., Series 231 (IO),
5.50%, 8/01/35(f)	8,256	1,799,066
Federal Home Loan Mortgage Corp., Series 232 (IO),
5.00%, 8/01/35(f)	17,834	3,914,474
Federal Home Loan Mortgage Corp., Series 3215, Class EP,
5.38%, 9/15/11	10,724	10,891,694
Federal Home Loan Mortgage Corp., Series 3348, Class QA,
6.00%, 6/15/28	10,126	10,357,809
Federal Home Loan Mortgage Corp., Series 3439, Class SB (IO),
4.31%, 4/15/38(f)	9,607	924,608
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1,
3.31%, 2/25/32	1,408	1,306,184
Federal National Mortgage Assoc., Series 97-20, Class FB,
3.88%, 3/25/27(a)	1,391	1,367,829
Federal National Mortgage Assoc., Series 03-17, Class QR,
4.50%, 11/25/25	1,036	1,035,116
Federal National Mortgage Assoc., Series 06-53, Class WA,
6.00%, 5/25/28	5,611	5,704,253
Federal National Mortgage Assoc., Series 07-22, Class SD (IO),
3.19%, 3/25/37(f)	30,767	2,333,551
Federal National Mortgage Assoc., Series 07-32, Class SG (IO),
2.89%, 4/25/37(f)	51,198	3,425,528
Federal National Mortgage Assoc., Series 07-60, Class AX (IO),
3.94%, 7/25/37(f)	16,146	1,362,163
Federal National Mortgage Assoc., Series 08-5, Class LS (IO),
3.04%, 2/25/38(f)	9,450	673,011
Federal National Mortgage Assoc., Series 354, Class 2 (IO),
5.50%, 12/01/34(f)	7,019	1,544,239
Federal National Mortgage Assoc., Series 377, Class 2 (IO),
5.00%, 10/01/36(f)	5,444	1,212,455
First Horizon Mortgage Pass-Through Trust, Series 04-AR7, Class 1A1,
6.42%, 2/25/35(a)	900	797,887
First Horizon Mortgage Trust, Series 04-AR2, Class 2A1,
4.57%, 5/25/34(a)	1,996	1,672,124

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
General Motors Acceptance Corp. Mortgage Corp. Loan Trust, Series 03-J10, Class A1,
4.75%, 1/25/19	$12,808	$12,448,769
Goldman Sachs Mortgage Securities Corp. II, Series 00-1, Class A,
3.54%, 3/20/23(a)(c)	388	352,912
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1,
4.34%, 8/25/34(a)	5,861	5,292,400
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR1, Class 1A1,
6.17%, 1/25/35(a)	2,870	2,589,010
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR6, Class 1A1,
4.63%, 9/25/35(a)	8,883	8,272,099
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A,
3.34%, 11/19/35(a)	8,139	5,127,506
JPMorgan Mortgage Trust, Series 06-A2, Class 4A1,
3.88%, 8/25/34(a)	10,293	9,390,355
JPMorgan Mortgage Trust, Series 07-A1, Class 2A1,
4.74%, 7/25/35(a)	11,302	10,753,871
JPMorgan Mortgage Trust, Series 07-A1, Class 4A1,
4.07%, 7/25/35(a)	10,802	9,888,341
Luminent Mortgage Trust, Series 06-7, Class 1A1,
3.39%, 12/25/36(a)	5,274	2,953,449
Merrill Lynch Mortgage Investors, Inc., Series 99-A, Class A,
2.87%, 3/15/25(a)(g)	594	457,667
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2,
4.23%, 8/25/34(a)(g)	8,074	7,185,481
Merrill Lynch Mortgage Investors, Inc., Series 05-A5, Class A3,
4.44%, 6/25/35(a)(g)	9,400	7,551,762
Mortgage IT Trust, Series 04-1, Class A1,
3.60%, 11/25/34(a)	6,506	4,913,560
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A,
3.30%, 4/25/36(a)	2,266	2,172,831
Permanent Financing Plc, Series 5, Class 3A,
2.98%, 6/10/34(a)	13,675	13,355,224
Residential Asset Securitization Trust, Series 05-A5, Class A12,
3.51%, 5/25/35(a)	5,152	4,450,416
Structured Mortgage Adjustable Rate Mortgage Loan Trust, Series 04-13, Class A2,
3.51%, 9/25/34(a)	1,524	1,176,774
Structured Mortgage Loan Trust, Series 04-3AC, Class A2,
4.92%, 3/25/34(a)	7,241	6,255,835
Washington Mutual Mortgage Pass-Through Certificates, Series 05-AR12, Class 1A6,
4.83%, 10/25/35(a)	11,500	10,042,214
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR12, Class 1A4,
6.06%, 10/25/36(a)	9,533	7,609,235
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1,
5.35%, 3/25/37(a)	12,326	10,354,252
Washington Mutual Mortgage Securities Corp., Series 02-AR1, Class IA1,
5.80%, 11/25/30(a)	391	351,504
Wells Fargo Mortgage Backed Securities Trust, Series 04-3, Class A1,
4.75%, 4/25/19	13,473	12,702,758
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class 2A1,
5.64%, 7/25/36(a)	14,583	10,499,907
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR8, Class 2A1,
5.24%, 4/25/36(a)	11,814	10,149,121
Wells Fargo Mortgage Backed Securities Trust, Series 07-8, Class 2A7,
6.00%, 7/25/37	12,456	11,590,596

Total Collateralized Mortgage Obligations — 31.6%		350,853,082

Commercial Mortgage Backed Securities
Capco America Securitization Corp., Series 98-D7, Class PS1 (IO),
1.16%, 5/15/09(c)(f)	7,017	4,006
Chase Manhattan Bank-First Union National Bank, Series 99-1, Class A2,
7.44%, 8/15/31(a)	7,437	7,477,103
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-C6, Class A4,
5.70%, 12/10/49(a)	11,737	10,031,838
Commercial Capital Access One, Inc., Series 3A, Class A2,
6.62%, 11/15/28(a)(c)	3,600	3,681,523
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2,
7.42%, 4/15/10(a)	7,179	7,268,788
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2,
6.30%, 11/15/30	538	537,528
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CK1, Class A3,
6.38%, 12/18/10	4,218	4,224,697
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33	7,720	7,838,113
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/01/22(g)	5	4,825
Federal National Mortgage Assoc., Series 06-M2, Class A1A,
4.86%, 8/25/16(a)	6,184	6,340,752
First Union National Bank Commercial Mortgage Trust, Series 99-C2, Class A2,
6.65%, 4/15/09	8,241	8,221,570
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(a)	6,004	6,030,860
Goldman Sachs Mortgage Securities Corp. II, Series 03-C1, Class X2 (IO),
0.83%, 1/10/40(c)(f)	148,142	1,642,915
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-FL1A, Class A2,
2.67%, 4/16/19(a)	115	113,204
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C1, Class A2,
6.78%, 4/15/09	10,323	10,308,202
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C3, Class A2,
7.95%, 5/15/25(a)	12,143	12,371,966
Lehman Brothers-UBS Commercial Mortgage Trust, Series 02-C1, Class A3,
6.23%, 3/15/26	12,650	12,628,694

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Mortgage Backed Securities
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C3, Class XCP (IO),
1.03%, 2/15/37(c)(f)	$23,343	$381,330
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C5, Class XCP (IO),
0.66%, 4/15/37(c)(f)	88,523	883,829
Mortgage Capital Funding, Inc., Series 98-MC1, Class X (IO),
1.21%, 3/18/30(f)	331	13
Nationslink Funding Corp., Series 99-1, Class A2,
6.32%, 1/20/31	1,066	1,062,935
PNC Mortgage Acceptance Corp., Series 00-C2, Class A2,
7.30%, 9/12/10(a)	19,809	20,093,409
TIAA Commercial Mortgage Trust, Series 07-C4, Class A1,
5.68%, 8/15/39(a)	9,264	8,984,095
TIAA Retail Commercial LLC, Series 01-C1A, Class A4,
6.68%, 6/19/31(a)(c)	6,190	6,198,662
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1,
4.04%, 2/15/34	5,368	5,184,893
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4,
5.74%, 5/15/43(a)	6,025	5,410,233
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO),
1.92%, 5/25/36(c)(f)	52,948	1,836,256

Total Commercial Mortgage Backed Securities — 13.4%		148,762,239

Asset Backed Securities
AEP Texas Central Transition Funding II LLC, Series 06-A, Class A2,
4.98%, 7/01/15	11,450	11,406,421
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 1/15/11	9,600	9,553,547
Amresco Independence Funding, Inc., Series 99-1, Class A,
6.50%, 6/15/20(a)(c)	2,327	1,442,838
Asset Backed Securities Corp. Home Equity Trust, Series 06-HE7, Class A2,
3.26%, 11/25/36(a)	6,131	6,030,374
Business Loan Express, Inc., Series 98-1, Class A,
4.00%, 1/15/25(a)(c)	648	564,298
Capital Auto Receivables Asset Trust, Series 07-4A, Class A3A,
5.00%, 7/15/10	12,780	12,655,780
Carrington Mortgage Loan Trust, Series 06-OPT1, Class A3,
3.39%, 2/25/36(a)	5,512	5,041,648
CenterPoint Energy Transition Co. II LLC, Series 05-A, Class A2,
4.97%, 8/01/14	11,325	11,353,766
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	11,920	11,614,485
Citigroup Mortgage Loan Trust, Inc., Series 07-AHL3, Class A3A,
3.27%, 5/25/37(a)	12,810	11,642,664
Citigroup Mortgage Loan Trust, Inc., Series 07-AMC3, Class A2A,
3.32%, 3/25/37(a)	8,021	7,299,489
Countrywide Asset-Backed Certificates, Series 07-12, Class 2A1,
3.56%, 5/25/29(a)	5,906	5,564,760
DaimlerChrysler Auto Trust, Series 06, Class A3,
5.33%, 8/08/10	3,699	3,682,705
Ford Credit Auto Owner Trust, Series 05, Class A4,
4.36%, 6/15/10	12,596	12,590,225
Ford Credit Auto Owner Trust, Series 06, Class A4,
5.07%, 12/15/10	12,375	12,238,053
Ford Credit Auto Owner Trust, Series 06-B, Class A3,
5.26%, 10/15/10	8,894	8,909,498
Ford Credit Auto Owner Trust, Series 08-A, Class A3A,
3.96%, 4/15/12	13,965	13,497,027
Green Tree Financial Corp., Series 93-4, Class A5,
7.05%, 1/15/19	851	834,345
Green Tree Financial Corp., Series 95-5, Class M1,
7.65%, 9/15/26(a)	487	490,814
Green Tree Financial Corp., Series 96-8, Class A6,
7.60%, 10/15/27(a)	2,050	2,122,745
Green Tree Financial Corp., Series 99-1, Class A5,
6.11%, 9/01/23	2,197	2,176,057
GSAA Home Equity Trust, Series 04-11, Class 2A2,
3.53%, 12/25/34(a)	3,284	2,453,820
Heller Financial Commercial Mortgage Asset Corp., Series 98-1, Class A,
2.62%, 7/15/24(a)(c)	1,482	859,549
Home Equity Asset Trust, Series 07-1, Class 2A1,
3.27%, 5/25/37(a)	5,669	5,283,335
Home Equity Asset Trust, Series 07-2, Class 2A1,
3.32%, 7/25/37(a)	2,139	1,946,433
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A,
3.00%, 1/15/24(a)(c)	408	392,159
JPMorgan Mortgage Acquisition Corp., Series 07-CH5, Class A2,
3.26%, 11/25/29(a)	10,892	10,118,992
Morgan Stanley Capital I, Inc., Series 07-HE1, Class A2A,
3.26%, 11/25/36(a)	7,415	7,165,886
Morgan Stanley Capital I, Inc., Series 07-HE2, Class A2,
3.25%, 1/25/37(a)	5,017	4,821,451
Morgan Stanley Capital I, Inc., Series 07-HE6, Class A1,
3.27%, 5/25/37(a)	8,153	7,662,213
PECO Energy Transaction Trust, Series 00-A, Class A4,
7.65%, 9/01/09	7,000	7,176,390
Permanent Master Issuer Plc, Series 07-1, Class 2A1,
2.84%, 1/15/16(a)	8,540	8,225,301
PMC Capital LP, Series 98-1, Class A,
4.00%, 4/01/21(a)(c)	2,068	1,654,551
Securitized Asset Backed Receivables LLC Trust, Series 07-NC2, Class A2A,
3.25%, 1/25/37(a)	4,905	4,566,073
SLM Student Loan Trust, Series 05-8, Class A2,
2.89%, 7/25/22(a)	9,550	9,353,824
Soundview Home Equity Loan Trust, Series 07-OPT3, Class 2A1,
3.27%, 8/25/37(a)	5,513	5,196,215
Structured Asset Receivables Trust, Series 03-1,
3.29%, 1/21/10(a)(c)(h)	6,388	6,189,223

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	17

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset Backed Securities
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(a)	$15,855		$15,649,059
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(a)	15,850		15,820,709
SWB Loan-Backed Certificates, Series 97-1, Class A,
2.85%, 8/15/22(a)(c)	290		168,107
SWB Loan-Backed Certificates, Series 98-1, Class AV,
2.75%, 9/15/24(a)(c)	2,082		1,302,136
Wells Fargo Home Equity Trust, Series 07-2, Class A1,
3.30%, 4/25/37(a)	6,820		6,482,018

Total Asset Backed Securities — 24.6%			273,198,983

Corporate Bonds
Energy & Utilities — 0.5%
Florida Power Corp., First Mortgage Bonds,
6.65%, 7/15/11	2,275		2,376,829
XTO Energy, Inc., Senior Unsecured Notes,
5.00%, 8/01/10	3,810		3,829,370

			6,206,199

Finance — 1.2%
Household Finance Corp., Unsecured Notes,
4.13%, 12/15/08	4,375		4,328,310
Lehman Brothers Holdings, Inc., Unsecured Notes,
2.95%, 5/25/10(a)(i)	2,560		320,000
Morgan Stanley, Senior Notes,
5.63%, 1/09/12	8,159		5,688,610
SLM Corp., Unsecured Notes,
4.00%, 1/15/09	3,666		3,006,120

			13,343,040

Food & Agriculture — 0.2%
Kraft Foods, Inc., Senior Unsecured Notes,
5.63%, 8/11/10	1,795		1,830,895

Oil & Gas — 0.4%
Anadarko Petroleum Corp., Senior Unsecured Notes,
3.22%, 9/15/09(a)(d)	1,335		1,319,280
ConocoPhillips Funding Co. (Australia), Unsecured Notes,
2.89%, 4/09/09(a)(j)	3,040		3,010,257

			4,329,537

Telecommunications — 0.6%
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(j)	2,325		2,373,732
Vodafone Group Plc (United Kingdom), Unsecured Notes,
3.09%, 2/27/12(a)(j)	4,535		4,274,151

			6,647,883

Total Corporate Bonds — 2.9%			32,357,554

Total Long-Term Investments (Cost — $1,151,985,050) — 96.9%			1,076,885,179

	Par/Shares (000)
Short-Term Securities
Dexia Delaware LLC,
2.82%, 11/10/08(k)	$20,000		19,937,778
Federal Home Loan Bank, Discount Notes,
2.10%, 10/08/08(k)	40,000		39,983,667
2.39%, 10/17/08(k)	18,000		17,981,120
Federal Home Loan Mortgage Corp., Discount Notes,
2.34%, 11/17/08(k)	13,100		13,060,150
Nordea North America, Inc.,
2.53%, 10/22/08(k)	22,000		21,967,660
TCW Money Market Fund, 2.41%(l)	21,766		21,765,834

Total Short-Term Securities (Cost — $134,696,209) — 12.1%			134,696,209

	Contracts
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 4.150% and pay floating rate based on 3-month USD LIBOR expiring November 2008, Broker Deutsche Bank AG	800	(m)	63,488

Put Swaptions Purchased
Pay a fixed rate of 4.950% and receive a floating rate based on 3-month USD LIBOR expiring November 2008, Broker Deutsche Bank AG	480	(m)	31,870

Total Options Purchased (Cost — $86,000) — 0.0%			95,358

Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,286,767,259*) — 109.0%			1,211,676,746

	Par (000)
TBA Sale Commitments
Federal National Mortgage Assoc. 30 Year TBA,
5.50%, 10/01/38	$(27,300)		(27,206,156)
6.50%, 10/01/38	(600)		(615,188)

Total TBA Sale Commitments (Proceeds — $28,165,196) — (2.5)%			(27,821,344)

	Contracts
Options Written
Put Options Written
Euro-Dollar Future, expiring December 2008 at USD 96.750	(148)		(177,600)

Put Swaptions Written
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Deutsche Bank AG	(8,300	)(m)	(441,675)

Total Options Written (Premiums received — $513,449) — (0.0)%			(619,275)

Total Investments Net of TBA Sale Commitments and Options Written — 106.5%			1,183,236,127
Liabilities in Excess of Other Assets — (6.5)%			(71,928,436)

Net Assets — 100.0%			$1,111,307,691

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Low Duration Bond Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,286,815,526

Gross unrealized appreciation	$4,524,097
Gross unrealized depreciation	(79,662,877)

Net unrealized depreciation	$(75,138,780)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(e)	Par is less than $500.

(f)	The rate shown is the effective yield as of report date.

(g)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Income
Federal Housing Authority, Merrill Lynch Project, Pool 42	—	$230	—	$339
Merrill Lynch Mortgage Investors, Inc., Series 99-A, Class A	—	$280,242	—	$29,654
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	—	$1,034,979	—	$399,115
Merrill Lynch Mortgage Investors, Inc., Series 05-A5, Class A3	$9,161,094	—	—	$298,887

(h)	Security is fair valued by the Board of Trustees.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	U.S. dollar denominated security issued by foreign domiciled entity.

(k)	The rate shown is the effective yield on the discount notes at the time of purchase.

(l)	Represents current yield as of report date.

(m)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts purchased as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
NZD	5,137,000	USD	3,448,756	10/23/08	$(21,399)
USD	3,855,159	NZD	5,137,000	10/23/08	427,803

Total					$406,404

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
2,093	U.S. Treasury Notes (2 Year)	December 2008	$446,724,688	$2,421,889
240	U.S. Treasury Notes (5 Year)	December 2008	$26,936,250	(482,880)
99	Euro-Bobl	December 2008	$15,291,182	134,301
17	Euro-Bund	December 2008	$2,753,917	24,365
224	Euro-Schatz	December 2008	$32,915,856	269,351
99	Gilt British	December 2008	$19,739,102	15,221
430	Euro Dollar Futures	September 2009	$104,140,625	135,329
12	Euro Dollar Futures	June 2010	$2,884,650	25,087
6	Euro Dollar Futures	September 2010	$1,438,575	10,368
5	Euro Dollar Futures	December 2010	$1,195,750	6,828
15	Euro Dollar Futures	June 2011	$3,580,688	15,796

Total				$2,575,655

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
980	U.S. Treasury Notes (10 Year)	December 2008	$112,332,500	$974,359
70	Euro Dollar Futures	December 2008	$16,895,375	36,980
74	Euro Dollar Futures	March 2009	$17,951,475	(96,494)
40	Euro Dollar Futures	June 2009	$9,696,000	(34,231)
52	Euro Dollar Futures	December 2009	$12,552,800	(90,140)
56	Euro Dollar Futures	March 2010	$13,496,000	(105,772)
1	Euro Dollar Futures	March 2011	$238,925	(272)

Total				$684,430

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	19

Schedule of Investments (concluded)	Low Duration Bond Portfolio

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Pay a fixed rate of 3.38% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, August 2010	USD	8,800,000	$(9,770)
Receive a fixed rate of 7.12% and pay a floating rate based on 6-month Australian Bank Bill Rate
Broker, Deutsche Bank AG Expires, October 2012(h)	AUD	38,420,000	679,051
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR
Broker, Deutsche Bank AG Expires, April 2013	GBP	7,000,000	(82,070)
Bought credit default protection on CDX.NA.IG.10 and pay 1.55%
Broker, Credit Suisse International Expires, June 2013	USD	11,921,160	138,731
Bought credit default protection on CDX.NA.IG.HVOL.10 and pay 3.50%
Broker, Deutsche Bank AG Expires, June 2013	USD	12,215,000	276,511
Receive a fixed rate of 4.58% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, August 2018	USD	1,900,000	19,991

Total			$1,022,444

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Shares	Value
Preferred Stocks
Banks — 0.0%
Citigroup, Inc.,
8.13%(a)	73,500	$1,212,750

Telecommunications — 0.0%
Centaur Funding Corp.,
2.27%(b)	205	205,128

Total Preferred Stocks — 0.0%		1,417,878

	Par (000)
Trust Preferred
Banks — 1.7%
Bank of America Corp., Depositary Shares,
8.00%(c)(d)	$11,345	8,983,731
8.13%(c)(d)	6,750	5,453,595
Citigroup Capital XXI, Trust Preferred Securities,
8.30%, 12/21/57(c)	10,295	7,670,403
JPMorgan Chase & Co., Depositary Shares,
7.90%(d)	10,550	8,881,834
JPMorgan Chase Capital XXV, Capital Securities,
6.80%, 10/01/37	7,980	6,117,101
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
6.99%(b)(c)(e)(f)	4,725	3,521,311
UBS Preferred Funding Trust I, Inc., Capital Securities,
8.62%(c)(d)	1,390	1,343,504
Wachovia Corp., Capital Securities,
7.98%(c)(d)	11,015	4,603,609

		46,575,088

Finance — 0.6%
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(b)(c)	11,720	1,877,474
Credit Suisse (Guernsey), Unsecured Notes,
5.86%, 5/15/17(c)(e)	7,314	5,537,188
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(c)	8,050	6,513,834
Goldman Sachs Capital Trust II, Unsecured Notes,
5.79%(c)(d)	1,925	845,672
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities,
5.86%(c)(d)(g)	1,270	127
NB Capital Trust IV, Capital Securities,
8.25%, 4/15/27	125	120,316
ZFS Finance (USA) Trust V, Capital Securities,
6.50%, 5/09/37(b)(c)	4,380	2,934,600

		17,829,211

Insurance — 0.8%
Allstate Corp., Junior Subordinated Debentures,
6.13%, 5/15/37(c)	2,755	2,021,996
CHUBB Corp., Capital Securities,
6.38%, 3/29/67(c)	6,675	5,090,181
Lincoln National Corp., Capital Securities,
6.05%, 4/20/49(c)(f)	3,075	2,029,500
MetLife, Inc., Junior Subordinated Debentures,
6.40%, 12/15/36	6,525	4,067,920
Progressive Corp., Junior Subordinated Notes,
6.70%, 6/15/37(c)	5,535	4,509,719
Travelers Cos., Inc., Debentures,
6.25%, 3/15/37(c)	7,750	5,960,789

		23,680,105

Total Trust Preferred — 3.1%		88,084,404

U.S. Government & Agency Obligations
Federal Home Loan Bank, Bonds,
5.38%, 5/15/19(h)	31,715	32,899,587
Federal National Mortgage Assoc., Subordinated Notes,
5.25%, 8/01/12(h)	14,600	14,768,776
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10(h)	30,730	30,589,441
Overseas Private Investment Corp.,
4.09%, 5/29/12	372	391,295
4.30%, 5/29/12(c)	932	1,021,886
4.64%, 5/29/12	787	874,738
4.68%, 5/29/12	445	473,306
4.87%, 5/29/12	3,379	3,794,316
Resolution Funding Corp., Strip Bonds,
6.29%, 7/15/18(i)	2,850	1,856,698
6.30%, 10/15/18(i)	2,850	1,826,069
U.S. Treasury Bonds,
5.00%, 5/15/37(h)	5,690	6,329,681
4.38%, 2/15/38(h)	1,400	1,417,828
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25(f)(h)	10,400	11,756,698
2.00%, 1/15/26(h)	6,625	6,702,584
1.75%, 1/15/28(h)	13,925	12,753,228
U.S. Treasury Inflation Protected Notes,
2.50%, 7/15/16	75	83,596
U.S. Treasury Notes,
4.00%, 8/15/18(h)	20,000	20,284,380

Total U.S. Government & Agency Obligations — 5.3%		147,824,107

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.98%, 10/01/35(c)	11,375	11,523,752
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
5.74%, 4/01/37(c)	16,356	16,560,982
5.31%, 8/01/38(c)	15,696	15,890,084
Federal Home Loan Mortgage Corp. 15 Year TBA,
5.00%, 10/01/23	36,800	36,478,000
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.50%, 10/01/38	65,200	64,833,250
6.00%, 10/01/38	78,100	79,051,844
Federal Home Loan Mortgage Corp. Gold,
5.50%, 3/01/11-9/01/38(f)(j)	91,063	90,814,610
6.00%, 10/01/11-9/01/38	63,884	64,776,128
6.50%, 6/01/13-10/01/34	1,241	1,284,504
8.00%, 11/01/15-10/01/25	11	11,677
7.00%, 3/01/25-5/01/31	207	218,116
7.50%, 7/01/26-3/01/32	148	160,303
5.00%, 8/01/33-6/01/36	868	846,013
Federal Home Loan Mortgage Corp. Gold 7 Year Balloon,
4.00%, 7/01/10(f)	4,751	4,744,775

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	21

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)	Value
Mortgage Pass-Throughs
Federal National Mortgage Assoc.,
7.00%, 11/01/08-8/01/36	$3,541	$3,715,152
5.50%, 6/01/11-8/01/38	129,260	129,985,897
6.00%, 9/01/11-4/01/35	28,853	29,395,771
5.00%, 1/01/23-2/01/38(j)	152,959	149,306,448
6.50%, 11/01/24-12/01/37	88,284	90,631,037
4.50%, 7/01/35-7/01/37	3,909	3,702,388
Federal National Mortgage Assoc. 1 Year Treasury,
6.39%, 1/01/31(c)	2,067	2,094,751
Federal National Mortgage Assoc. 10 Year,
5.50%, 8/01/12-12/01/14	227	230,496
4.00%, 6/01/14	12	12,091
6.00%, 9/01/16	1,203	1,238,023
Federal National Mortgage Assoc. 12 Month LIBOR,
5.17%, 8/01/38(c)	17,184	17,129,893
5.20%, 8/01/38(c)	16,540	16,484,602
Federal National Mortgage Assoc. 15 Year TBA,
4.00%, 10/01/23	32,500	30,753,125
Federal National Mortgage Assoc. 30 Year TBA,
5.00%, 10/01/38	86,800	84,630,000
5.50%, 10/01/38	366,200	364,941,188
6.00%, 10/01/38	325,300	329,467,906
6.50%, 10/01/38	140,100	143,646,281
Government National Mortgage Assoc. I,
6.00%, 6/15/09-11/15/37	9,636	9,798,264
7.00%, 3/15/13-6/15/35	31,024	32,576,058
9.00%, 7/15/18	2	2,629
6.50%, 3/15/24-5/15/35(j)	103,527	106,317,049
7.50%, 11/15/29	2	1,821
5.50%, 3/15/32-2/15/35	6,623	6,648,292
Government National Mortgage Assoc. I 30 Year TBA,
6.00%, 10/01/38	23,400	23,736,375
Government National Mortgage Assoc. II,
6.00%, 11/20/33-12/20/37(f)	4,017	4,077,397
Government National Mortgage Assoc. II 30 Year TBA,
5.00%, 10/01/38	18,000	17,634,375
5.50%, 10/01/38	44,700	44,630,156
6.00%, 10/01/38	42,800	43,335,000
6.50%, 10/01/38	79,600	81,291,500

Total Mortgage Pass-Throughs — 76.8%		2,154,608,003

Collateralized Mortgage Obligations
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1,
5.00%, 7/25/19	6,869	6,338,799
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-4, Class 3A1,
5.37%, 8/25/35(c)	73,755	66,051,372
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A,
5.34%, 8/25/35(c)	43,620	37,434,508
Citigroup Mortgage Loan Trust, Inc., Series 07-AR4, Class 2A2A,
5.74%, 3/25/37(c)	42,154	33,862,485
CitiMortgage Alternative Loan Trust, Series 07-A8, Class A1,
6.00%, 10/25/37	23,480	17,375,042
Countrywide Alternative Loan Trust, Series 05-20CB, Class 3A3,
5.50%, 7/25/35	5,071	4,386,104
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35	20,327	15,486,455
Countrywide Alternative Loan Trust, Series 06-OA10, Class 1A1,
4.04%, 8/25/46(c)	3,319	2,049,977
Countrywide Home Loans, Series 03-35, Class 1A1,
4.75%, 9/25/18	5,761	5,431,765
Countrywide Home Loans, Series 03-56, Class 4A1,
4.93%, 12/25/33(c)	20,148	18,751,654
Countrywide Home Loans, Series 06-OA5, Class 2A1,
3.41%, 4/25/46(c)	3,890	2,346,854
Countrywide Home Loans, Series 06-OA5, Class 3A1,
3.41%, 4/25/46(c)	7,312	4,460,204
Countrywide Home Loans, Series 07-16, Class A1,
6.50%, 10/25/37	15,091	11,851,460
Countrywide Home Loans, Series 07-J3, Class A10,
6.00%, 7/25/37	15,614	10,514,399
Credit Suisse Mortgage Capital Backed Trust, Series 06-8, Class 3A1,
6.00%, 10/25/21	5,396	3,876,567
Federal Home Loan Mortgage Corp., Series 1591, Class PK,
6.35%, 10/15/23	4,762	4,929,713
Federal Home Loan Mortgage Corp., Series 231 (IO),
5.50%, 8/01/35(k)	10,562	2,301,488
Federal Home Loan Mortgage Corp., Series 235 (IO),
5.50%, 2/01/36(k)	22,802	4,966,531
Federal Home Loan Mortgage Corp., Series 2594, Class TV,
5.50%, 3/15/14	4,891	5,004,405
Federal Home Loan Mortgage Corp., Series 2684, Class SP (IO),
5.01%, 1/15/33(k)	3,250	472,561
Federal Home Loan Mortgage Corp., Series 2864, Class NA,
5.50%, 1/15/31	11,017	11,251,050
Federal Home Loan Mortgage Corp., Series 2996, Class MK,
5.50%, 6/15/35	125	127,176
Federal Home Loan Mortgage Corp., Series 3208, Class PS (IO),
4.61%, 8/15/36(k)	17,431	1,808,489
Federal Home Loan Mortgage Corp., Series 3215, Class EP,
5.38%, 9/15/11	11,612	11,793,192
Federal Home Loan Mortgage Corp., Series 3316, Class SB (IO),
4.71%, 8/15/35(k)	3,210	326,001
Federal National Mortgage Assoc., Series 96-48, Class Z,
7.00%, 11/25/26	2,495	2,607,480
Federal National Mortgage Assoc., Series 04-28, Class PB,
6.00%, 8/25/28	4,718	4,759,836
Federal National Mortgage Assoc., Series 04-88, Class HA,
6.50%, 7/25/34	8,466	8,738,541

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Federal National Mortgage Assoc., Series 07-108, Class AN,
8.92%, 11/25/37(c)	$13,328	$14,654,035
Federal National Mortgage Assoc., Series 378, Class 4 (IO),
5.00%, 7/01/36(k)	29,949	5,901,378
First Horizon Asset Securities, Inc., Series 05-AR3, Class 3A1,
5.50%, 8/25/35(c)	4,229	3,829,057
Harborview Mortgage Loan Trust, Series 06-9, Class 2A1A,
3.24%, 11/19/36(c)	7,306	4,456,814
Homebanc Mortgage Trust, Series 05-4, Class A1,
3.48%, 10/25/35(c)	8,391	5,466,286
Homebanc Mortgage Trust, Series 06-2, Class A1,
3.39%, 12/25/36(c)	9,542	6,517,053
JPMorgan Mortgage Trust, Series 04-S1, Class 1A7,
5.00%, 8/25/19	11,648	10,982,203
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36	2,521	2,365,379
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22	2,069	1,919,761
Master Asset Securitization Trust, Series 04-6, Class 4A1,
5.00%, 7/25/19	6,986	6,586,501
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A,
3.27%, 7/25/36(c)	6,924	6,566,192
Residential Accredit Loans, Inc., Series 06-QO2, Class A1,
3.43%, 2/25/46(c)	5,987	3,711,997
Residential Accredit Loans, Inc., Series 07-QO3, Class A1,
3.37%, 3/25/47(c)	4,172	2,461,355
Residential Asset Mortgage Products, Inc., Series 05-SL2, Class A1,
6.00%, 6/25/17	7,030	6,597,612
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO),
11.00%, 2/17/17(k)	109	19,890
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO),
11.50%, 2/17/17(k)	114	95,866
Salomon Brothers Mortgage Securities VI, Series 87-2 (IO),
11.00%, 3/16/17(k)	78	113
Salomon Brothers Mortgage Securities VI, Series 87-2 (PO),
11.50%, 3/06/17(k)	75	61,371
Salomon Brothers Mortgage Securities VI, Series 87-2, (IO),
0.00%, 3/06/17(k)	83	120
Salomon Brothers Mortgage Securities VI, Series 87-3, Class A (PO),
13.00%, 10/23/17(k)	25	23,490
Small Business Administration Participation Certificates, Series 92-20H,
7.40%, 8/01/12	16	16,319
Structured Adjustable Rate Mortgage Loan Trust, Series 05-19XS, Class 1A1,
3.53%, 10/25/35(c)	6,415	3,986,981
Structured Adjustable Rate Mortgage Loan Trust, Series 07-3, Class 2A1,
5.73%, 4/25/37(c)	23,146	18,125,221
Summit Mortgage Trust, Series 00-1, Class B1,
6.68%, 12/28/12(b)(c)(l)	6	5,585
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18 Class 1A1,
5.34%, 1/25/37(c)	8,828	6,994,405
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1,
5.66%, 3/25/37(c)	55,213	42,223,493
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1,
5.35%, 3/25/37(c)	31,288	26,281,751
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
3.63%, 5/25/47(c)	4,434	2,660,182
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
3.61%, 6/25/47(c)	7,672	4,739,759
Wells Fargo Mortgage Backed Securities Trust, Series 04-K, Class 1A2,
4.47%, 7/25/34(c)	20,173	18,234,719
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1,
5.11%, 9/25/35(c)	33,313	28,709,305
Wells Fargo Mortgage Backed Securities Trust, Series 06-A18, Class IIA1,
5.71%, 11/25/36(c)	27,774	22,677,965
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A1,
6.10%, 9/25/36(c)	6,466	5,560,711
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR17, Class A1,
5.33%, 10/25/36(c)	10,414	8,313,106
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR2, Class 2A5,
5.11%, 3/25/36(c)	220	195,220
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR3, Class A4,
5.70%, 3/25/36(c)	27,448	22,030,737

Total Collateralized Mortgage Obligations — 21.1%		592,276,040

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36	11,431	11,477,701
Banc of America Commercial Mortgage, Inc., Series 02-2, Class A3,
5.12%, 7/11/43	22,670	21,797,191
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4,
4.99%, 11/10/42(c)	13,880	13,339,274
Banc of America Commercial Mortgage, Inc., Series 05-4, Class A5A,
4.93%, 7/10/45	13,781	12,336,021
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6,
4.83%, 11/11/41	4,540	4,131,856
Chase Commercial Mortgage Securities Corp., Series 97-1, Class X (IO),
1.20%, 4/19/15(k)	3,181	80,097
Chase Commercial Mortgage Securities Corp., Series 99-2, Class A2,
7.20%, 1/15/32	9,717	9,797,117
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2,
7.32%, 10/15/32	5,138	5,221,232

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	23

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Mortgage Backed Securities
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(c)	$16,022	$14,080,152
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(c)	8,200	7,028,730
Commercial Mortgage Pass-Through Certificates, Series 04-LB3A, Class A3,
5.09%, 7/10/37(c)	8,540	8,312,503
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C1, Class AX (IO),
1.46%, 6/20/29(b)(k)	8,089	355,706
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C2, Class AX (IO),
0.14%, 1/17/35(k)	2,555	17,263
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 98-CG1, Class B1,
6.91%, 6/10/31(c)	7,440	7,430,396
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33	15,814	16,057,062
Federal National Mortgage Assoc., Series 06-M2, Class A2A,
5.27%, 10/25/32	30,725	30,498,738
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2,
7.20%, 10/15/32	9,622	9,769,353
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3,
6.27%, 12/10/35	14,170	14,071,698
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3,
5.35%, 8/11/36	16,200	15,719,142
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(c)	6,040	6,067,637
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2,
7.72%, 3/15/33(c)	15,505	15,713,250
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2,
7.46%, 8/16/33(c)	10,368	10,536,074
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2,
6.96%, 11/15/10	18,730	18,956,909
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 01-C1, Class A2,
6.47%, 4/15/34	16,511	16,559,473
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2,
5.48%, 5/10/40(c)	18,085	17,234,421
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C3, Class A3,
4.65%, 4/10/40	1,840	1,775,651
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A6,
5.40%, 8/10/38(c)	640	598,975
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4,
4.76%, 6/10/36	5,255	5,168,254
Greenwich Capital Commercial Funding Corp., Series 07-GG9, Class A4,
5.44%, 3/10/39	5,060	4,276,262
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11	14,370	14,154,870
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3,
6.47%, 11/15/35	16,870	16,872,073
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-CB8, Class A1A,
4.16%, 4/12/14(b)	8,983	8,200,345
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD11, Class A2,
5.80%, 6/15/49(c)	8,025	7,552,004
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD12, Class A2,
5.83%, 8/15/12	6,550	6,136,740
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class X (IO),
0.56%, 10/15/35(k)	4,960	63,430
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2,
7.33%, 10/15/32	58	58,659
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C2, Class AJ,
5.21%, 4/15/30(c)	7,250	5,820,760
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C7, Class A3,
5.35%, 11/15/38	21,575	18,738,554
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C2, Class A3,
5.43%, 2/15/40	19,000	15,936,791
Merrill Lynch Mortgage Investors, Inc., Series 03-KEY1, Class A4,
5.24%, 11/12/35(c)(m)	7,100	6,673,130
Merrill Lynch Mortgage Trust, Series 06-C2, Class A4,
5.74%, 8/12/43(c)(m)	23,695	21,231,566
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM,
5.83%, 7/12/17(c)(m)	8,150	6,375,301
Morgan Stanley Capital I, Inc., Series 99-FNV1, Class A2,
6.53%, 3/15/31(c)	3,624	3,615,462
Morgan Stanley Capital I, Inc., Series 07-HQ12, Class A2,
5.63%, 4/12/49(c)	2,895	2,707,180
Morgan Stanley Capital I, Series 05-HQ5, Class A4,
5.17%, 1/14/42	7,593	6,968,759
Prudential Mortgage Capital Funding, LLC, Series 01-ROCK, Class A2,
6.61%, 5/10/34	16,610	16,718,263
Structured Asset Securities Corp. Commercial Trust, Series 96-CFL, Class X1 (IO),
2.16%, 2/25/28(k)	3,811	187
Wachovia Bank Commercial Mortgage Trust, Series 03-C6, Class A4,
5.13%, 8/15/35(c)	18,000	16,776,817
Wachovia Bank Commercial Mortgage Trust, Series 05-C21, Class A3,
5.21%, 10/15/44(c)	8,120	7,934,410
Wachovia Bank Commercial Mortgage Trust, Series 06-C27, Class A3,
5.77%, 7/15/45(c)	2,145	1,901,712

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Mortgage Backed Securities
Wachovia Bank Commercial Mortgage Trust, Series 06-C28, Class AJ,
5.63%, 10/15/48(c)	$2,035	$1,480,687
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class A4,
5.31%, 11/15/48	41,080	35,192,825
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class AJ,
5.37%, 11/15/48(c)	2,090	1,482,589

Total Commercial Mortgage Backed Securities — 18.6%		521,001,252

Certificate of Deposit — 0.1%
SunTrust Bank, Inc.,
4.42%, 6/15/09	3,795	3,815,451

Asset Backed Securities
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 1/15/11	22,695	22,585,181
Bank of America Credit Card Trust, Series 08-A9, Class A9,
4.07%, 7/15/12	21,840	21,678,104
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A3,
5.31%, 10/20/09(b)	5,655	5,656,748
Chase Issuance Trust, Series 05, Class A5,
2.49%, 2/15/12(c)	5,805	5,756,633
Chase Issuance Trust, Series 06-A3, Class A3,
2.46%, 7/15/11(c)	19,270	19,138,918
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/14	21,000	20,484,217
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	22,625	22,045,110
Citibank Credit Card Issuance Trust, Series 06-A6, Class A6,
3.19%, 5/24/12(c)	24,530	23,910,559
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
4.29%, 12/23/13(b)(c)	23,720	23,580,007
Countrywide Asset-Backed Certificates, Series 04-14, Class A4,
3.49%, 6/25/35(c)	1,289	1,097,839
Countrywide Asset-Backed Certificates, Series 06-8, Class 2A1,
3.24%, 1/25/46(c)	1,848	1,827,967
Goldman Sachs Home Equity Trust, Series 06-10, Class AV1,
3.29%, 6/25/36(c)	4,543	3,406,895
Goldman Sachs Home Equity Trust, Series 06-5, Class 2A1,
3.28%, 3/25/36(c)	11,928	9,270,991
Goldman Sachs Home Equity Trust, Series 06-9, Class A1,
3.26%, 6/25/36(c)	270	219,928
Home Equity Asset Trust, Series 07-2, Class 2A1,
3.32%, 7/25/37(c)	10,064	9,157,850
Lehman XS Trust, Series 05-5N, Class 3A2,
3.57%, 11/25/35(c)	9,750	4,263,414
Maryland Insurance Backed Securities Trust, Series 06-1A, Class A,
5.55%, 12/10/49(b)(l)	18,935	13,065,150
MBNA Credit Card Master Note Trust, Series 06-A1, Class A1,
4.90%, 7/15/11	20,325	20,354,463
MBNA Credit Card Master Note Trust, Series 06-A4, Class A4,
2.46%, 9/15/11(c)	27,000	26,850,782
Morgan Stanley ABS Capital I, Inc., Series 06-HE5, Class A2A,
3.28%, 8/25/36(c)	1,140	1,139,626
Option One Mortgage Loan Trust, Series 07-5, Class 2A1,
3.30%, 5/25/37(c)	13,979	13,000,882
SLM Student Loan Trust, Series 05-5, Class A1,
2.80%, 1/25/18(c)	2,149	2,143,818
Small Business Administration Participation Certificates, Series 96-20J, Class 1,
7.20%, 10/01/16	490	504,851
Small Business Administration Participation Certificates, Series 97-20B, Class 1,
7.10%, 2/01/17	526	541,636
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1,
4.63%, 3/10/13	4,883	4,772,607
Structured Asset Receivables Trust, Series 03-2A,
3.25%, 1/21/09(b)(c)(l)	2,461	2,431,799
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(c)	28,330	27,962,022
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(c)	7,130	7,116,824
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
4.50%, 7/25/23(c)	19,360	19,197,686

Total Asset Backed Securities — 11.9%		333,162,507

Corporate Bonds
Aerospace — 0.3%
United Technologies Corp., Unsecured Notes,
2.88%, 6/01/09(c)	8,650	8,631,740

Banks — 2.7%
Bank of America Corp., Senior Unsecured Notes,
5.63%, 10/14/16(n)	6,275	5,251,729
6.00%, 9/01/17	10,400	8,971,092
5.75%, 12/01/17	12,365	10,485,372
Citigroup, Inc., Senior Unsecured Notes,
3.63%, 2/09/09	1,080	1,057,310
Citigroup, Inc., Unsecured Notes,
4.13%, 2/22/10	4,500	4,152,906
4.63%, 8/03/10	4,505	4,113,439
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17(f)	11,975	10,935,774
SunTrust Banks, Inc., Senior Unsecured Notes,
4.00%, 10/15/08	3,000	2,999,100
UBS AG, Senior Notes,
5.88%, 12/20/17	11,625	10,322,105
UBS AG, Senior Unsecured Notes,
5.75%, 4/25/18	14,900	12,959,275
Wachovia Bank N.A., Subordinated Notes,
6.60%, 1/15/38	565	334,732

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	25

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Banks (concluded)
Wells Fargo & Co., Unsecured Notes,
4.88%, 1/12/11	$2,720	$2,711,454

		74,294,288

Broadcasting — 0.3%
News America Holdings, Inc., Senior Debentures,
7.75%, 1/20/24-12/01/45	1,395	1,382,516
8.50%, 2/23/25	1,920	1,940,043
8.45%, 8/01/34	840	871,314
8.25%, 10/17/49	45	45,382
News America, Inc., Senior Debentures,
7.13%, 4/08/28	1,175	1,066,348
7.63%, 11/30/28	2,010	1,920,672
6.75%, 1/09/38	30	29,201

		7,255,476

Computer & Office Equipment — 0.2%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17	7,035	6,814,650

Computer Software & Services — 0.2%
Oracle Corp., Senior Unsecured Notes,
5.75%, 4/15/18(f)	4,690	4,354,688
Oracle Corp., Unsecured Notes,
5.25%, 1/15/16	50	47,074

		4,401,762

Energy & Utilities — 0.9%
CenterPoint Energy Resources Corp., Senior Unsecured Notes,
6.15%, 5/01/16	2,100	1,935,358
CenterPoint Energy Resources Corp., Unsecured Notes,
7.88%, 4/01/13	270	277,142
Detroit Edison Co., Notes,
6.13%, 10/01/10	210	215,376
Detroit Edison Co., Senior Notes,
6.35%, 10/15/32	5	4,545
Dominion Resources, Inc., Senior Unsecured Notes,
6.25%, 6/30/12	60	60,737
Florida Power & Light Co., First Mortgage Bonds,
4.95%, 6/01/35(f)	2,275	1,831,352
Florida Power Corp., First Mortgage Bonds,
5.90%, 3/01/33	605	530,896
6.40%, 6/15/38	2,650	2,509,365
Korea Electric Power Corp. (South Korea), Unsecured Notes,
5.13%, 4/23/34(b)(e)	75	73,751
MidAmerican Energy Holdings Co., Bonds,
5.95%, 5/15/37	4,625	3,785,886
6.50%, 9/15/37	5,050	4,430,668
PacifiCorp, First Mortgage Bonds,
6.25%, 10/15/37	3,975	3,607,670
Scottish Power Ltd. (United Kingdom), Unsecured Notes,
4.91%, 3/15/10(e)	3,200	3,214,400
Southern California Edison Co., First Mortgage Bonds,
5.95%, 2/01/38	2,000	1,820,640
Tenaska Alabama II Partners LP, Bonds,
6.13%, 3/30/23(b)	125	119,060
XTO Energy, Inc., Senior Unsecured Notes,
6.75%, 8/01/37	2,070	1,836,746

		26,253,592

Entertainment & Leisure — 1.1%
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13	2,755	2,889,417
Comcast Cable Holdings LLC, Senior Debentures,
9.80%, 2/01/12	260	284,284
7.88%, 8/01/13-2/15/26	2,855	2,773,066
Comcast Corp., Senior Unsecured Notes,
7.05%, 3/15/33(n)	1,350	1,210,777
Comcast Corp., Unsecured Notes,
6.50%, 1/15/17-11/15/35	6,705	5,996,899
6.95%, 8/15/37(n)	6,505	5,548,459
Time Warner Cable, Inc., Debentures,
6.55%, 5/01/37	4,000	3,239,552
Time Warner Cable, Inc., Senior Unsecured Notes,
6.20%, 7/01/13	7,000	6,791,036
Time Warner Cos., Inc., Senior Debentures,
9.13%, 1/15/13	605	635,245
8.05%, 1/15/16	70	68,209
Time Warner, Inc., Senior Unsecured Notes,
6.75%, 4/15/11	1,080	1,077,587

		30,514,531

Finance — 5.0%
Bear Stearns Cos., Inc., Senior Unsecured Notes,
3.19%, 7/19/10(c)	4,220	4,135,490
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12	21,605	21,823,729
Berkshire Hathaway Finance Corp., Senior Unsecured Notes,
4.75%, 5/15/12	3,290	3,320,811
EDP Finance BV (Netherlands) Senior Unsecured Notes,
6.00%, 2/02/18(b)(e)(f)	7,725	7,392,099
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10	42,975	41,515,311
General Electric Capital Corp., Unsecured Notes,
4.13%, 9/01/09	125	123,551
6.15%, 8/07/37	9,155	7,009,434
Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13	17,590	14,795,776
Lehman Brothers Holdings, Inc., Senior Notes,
5.63%, 1/24/13(g)	980	122,500
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
5.75%, 7/18/11(g)	3,475	434,375
6.20%, 9/26/14(g)	9,600	1,200,000
4.52%, 9/15/22(c)(g)	5,175	646,875
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.75%, 12/28/17(g)	9,575	11,969
Lehman Brothers Holdings, Inc., Unsecured Notes,
7.88%, 8/15/10(g)	2,307	288,375
5.25%, 2/06/12(g)	2,545	318,125
Morgan Stanley, Senior Notes,
5.05%, 1/21/11	2,640	1,900,972

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Finance (concluded)
3.04%, 1/09/12(c)(f)	$31,290	$20,694,142
5.63%, 1/09/12	250	174,305
6.25%, 8/28/17	115	71,305
Morgan Stanley, Unsecured Notes,
6.75%, 4/15/11	2,250	1,665,259
Nationwide Building Society (United Kingdom), Unsecured Notes,
4.25%, 2/01/10(b)(e)	1,220	1,199,512
Pemex Finance Ltd. (Cayman Islands), Senior Unsecured Notes,
9.03%, 2/15/11(e)	850	894,511
SLM Corp., Senior Unsecured Notes,
2.96%, 7/26/10(c)	3,085	2,340,006
SLM Corp., Unsecured Notes,
4.00%, 1/15/09	6,110	5,010,200
3.10%, 1/27/14(c)	6,750	3,850,902

		140,939,534

Food & Agriculture — 0.3%
Kraft Foods, Inc., Senior Unsecured Notes,
6.50%, 8/11/17	10,140	9,756,738

Industrial — 0.0%
Osprey Trust/Osprey I, Inc., Notes,
7.80%, 1/15/49(b)(c)(g)(o)	2,375	53,437

Insurance — 1.5%
Hartford Life Global Funding Trusts, Secured Notes,
2.99%, 9/15/09(c)	8,880	8,712,195
MetLife, Inc., Senior Unsecured Notes,
6.38%, 6/15/34	900	786,952
Metropolitan Life Global Funding I, Senior Unsecured Notes,
5.13%, 4/10/13(b)	13,600	13,212,073
Monumental Global Funding II, Notes,
2.67%, 6/16/10(b)(c)	16,090	15,956,421
New York Life Global Funding, Unsecured Notes,
3.88%, 1/15/09(b)	2,000	1,996,604
WellPoint, Inc., Unsecured Notes,
5.95%, 12/15/34	1,925	1,601,837

		42,266,082

Medical & Medical Services — 0.0%
Amgen, Inc., Senior Unsecured Notes,
2.89%, 11/28/08(c)	703	701,086

Metal & Mining — 0.1%
Teck Cominco Ltd. (Canada), Senior Unsecured Notes,
6.13%, 10/01/35(e)	2,425	1,829,607

Oil & Gas — 1.2%
Anadarko Petroleum Corp., Senior Unsecured Notes,
5.95%, 9/15/16	8,130	7,472,405
6.45%, 9/15/36	3,970	3,112,670
Atlantic Richfield Co., Debentures,
9.13%, 3/01/11(n)	4,960	5,547,978
Canadian Natural Resources (Canada), Unsecured Notes,
6.50%, 2/15/37	3,810	3,052,420
ConocoPhillips Funding Co. (Australia), Unsecured Notes,
2.89%, 4/09/09(c)(e)(f)	10,705	10,600,262
Devon Financing Corp. ULC, Senior Unsecured Notes,
7.88%, 9/30/31	925	939,306
Transocean, Inc., Senior Unsecured Notes,
6.00%, 3/15/18	1,306	1,218,885
6.80%, 3/15/38	1,830	1,679,034

		33,622,960

Pharmaceuticals — 0.4%
Bristol-Myers Squibb Co., Senior Debentures,
6.88%, 8/01/47	559	513,088
Bristol-Myers Squibb Co., Unsecured Notes,
5.88%, 11/15/36	4,050	3,569,051
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes,
4.85%, 5/15/13(f)	7,225	7,092,963
Merck & Co., Inc., Senior Debentures,
6.40%, 3/01/28	1,000	1,037,070
Wyeth, Unsecured Notes,
5.50%, 2/15/16	75	73,199

		12,285,371

Railroad & Shipping — 0.1%
Union Pacific Corp., Senior Debentures,
7.13%, 2/01/28	2,000	1,967,160

Real Estate — 0.1%
Camden Property Trust, Unsecured Notes (REIT),
4.70%, 7/15/09	1,400	1,371,280
The Rouse Co., Unsecured Notes (REIT),
3.63%, 3/15/09	1,340	1,192,600

		2,563,880

Retail Merchandising — 0.7%
Macy’s Retail Holdings, Inc., Unsecured Notes,
4.80%, 7/15/09	50	48,868
Target Corp., Senior Unsecured Notes,
6.00%, 1/15/18	20,100	19,030,359

		19,079,227

Telecommunications — 0.9%
AT&T, Inc., Unsecured Notes,
6.50%, 9/01/37(f)	10,150	8,634,402
Deutsche Telekom International Finance BV (Netherlands), Unsecured Notes,
8.75%, 6/15/30(e)	20	19,341
France Telecom SA (France), Senior Unsecured Notes,
7.75%, 3/01/11(e)	600	629,694
GTE Corp., Debentures,
6.94%, 4/15/28	475	403,044
Telecom Italia Capital SA (Italy), Senior Notes,
5.25%, 11/15/13(e)	285	252,849
Telecom Italia Capital SA (Italy), Senior Unsecured Notes,
5.25%, 10/01/15(e)	3,700	3,079,880
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
6.42%, 6/20/16(e)	2,475	2,323,802
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(e)	1,970	2,011,291
Verizon Maryland, Inc., Debentures,
5.13%, 6/15/33	650	439,758
Verizon New England, Inc., Debentures,
7.88%, 11/15/29(f)	1,355	1,223,796

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	27

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

		Par (000)	Value
Corporate Bonds
Telecommunications (concluded)
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes,
7.75%, 2/15/10(e)		$3,055	$3,148,728
Vodafone Group Plc (United Kingdom), Unsecured Notes,
6.15%, 2/27/37(e)		2,875	2,308,941

			24,475,526

Total Corporate Bonds — 16.0%			447,706,647

Foreign Bonds
Germany — 0.5%
Bundesrepublic Deutschland,
4.00%, 1/04/37	EUR	6,875	8,758,358
4.25%, 7/04/39	EUR	4,600	6,105,444

			14,863,802

Mexico — 1.3%
Mexican Bonos,
7.25%, 12/15/16	MXP	81,300	6,923,862
10.00%, 12/05/24	MXP	272,740	28,305,956

			35,229,818

Total Foreign Bonds — 1.8%			50,093,620

Sovereign Bonds(e)
Government — 0.5%
Israel Government AID Bond (Israel),
5.50%, 4/26/24-9/18/33		12,210	13,291,716
Mexico Government International Bond (Mexico),
5.63%, 1/15/17		720	703,080
7.50%, 4/08/33		440	480,700

Total Sovereign Bonds — 0.5%			14,475,496

Taxable Municipal Bonds
Belvoir Land LLC, Series A-1, Unsecured Notes,
5.27%, 12/15/47(b)		2,025	1,509,658
Fort Irwin Land California LLC Military Housing Revenue Bonds, Class II, Series A,
5.30%, 12/15/35(b)		3,415	2,754,266

Total Taxable Municipal Bonds — 0.1%			4,263,924

Total Long-Term Investments (Cost — $4,645,587,133) — 155.3%			4,358,729,329

	Contracts
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 4.120% and pay a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	7,230 (p)	1,584,316
Receive a fixed rate of 5.360% and pay a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG	4,960 (p)	2,123,627
Receive a fixed rate of 5.470% and pay a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	9,550 (p)	7,201,091

		10,909,034

Put Swaptions Purchased
Pay a fixed rate of 4.120% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	7,230 (p)	4,722,981
Pay a fixed rate of 5.360% and receive a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG	4,960 (p)	1,422,322
Pay a fixed rate of 5.470% and receive a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	9,550 (p)	4,019,569
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Bank of America NA	11,180 (p)	678,569
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	2,830 (p)	173,040

		11,016,481

Total Options Purchased (Cost — $17,223,497) — 0.8%		21,925,515

Total Investments Before TBA Sale Commitments and Options Written (Cost — $4,662,810,630*) — 156.1%		4,380,654,844

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 15 Year TBA,
6.00%, 10/01/23	$(2,900)	(2,946,219)
Federal Home Loan Mortgage Corp. 30 Year TBA,
6.00%, 10/01/38	(52,700)	(53,342,281)
6.50%, 10/01/38	(1,100)	(1,126,812)
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 10/01/23	(1,100)	(1,092,094)
5.50%, 10/01/23	(26,300)	(26,497,250)
6.00%, 10/01/23	(3,600)	(3,664,125)
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 10/01/38	(2,100)	(1,988,438)
5.50%, 10/01/38	(23,600)	(23,518,875)
6.00%, 10/01/38	(191,800)	(194,257,438)
6.50%, 10/01/38	(164,800)	(168,971,500)
Government National Mortgage Assoc. I 30 Year TBA,
5.50%, 10/01/38	(6,600)	(6,602,062)
6.50%, 10/01/38	(71,400)	(73,051,125)

Total TBA Sale Commitments (Proceeds — $559,931,375) — (19.8)%		(557,058,219)

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Contracts(p)	Value
Options Written
Call Swaptions Written
Pay a fixed rate of 4.200% and receive a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(6,690)	$(597,446)
Pay a fixed rate of 4.450% and receive a floating rate based on 3-month USD LIBOR, expiring August 2009, Broker UBS AG	(10,000)	(3,104,498)
Pay a fixed rate of 4.580% and receive a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker Bank of America NA	(2,390)	(785,604)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.	(5,770)	(2,706,087)
Pay a fixed rate of 5.010% and receive a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(3,520)	(1,623,421)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(4,320)	(3,086,951)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(4,440)	(3,454,466)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(3,270)	(2,862,552)

		(18,221,025)

Put Swaptions Written
Receive a fixed rate of 3.100% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Citibank NA	(14,550)	(1,086,699)
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Deutsche Bank AG	(29,500)	(1,569,810)
Receive a fixed rate of 4.580% and pay a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker, Bank of America NA	(2,390)	(814,405)
Receive a fixed rate of 4.700% and pay a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(6,690)	(827,792)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.	(5,770)	(2,671,614)
Receive a fixed rate of 4.950% and pay a floating rate based on 3-month USD LIBOR, expiring August 2009, Broker UBS AG	(10,000)	(2,889,287)
Receive a fixed rate of 5.010% and pay a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(3,520)	(219,008)
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(4,320)	(1,487,212)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(4,440)	(796,248)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(3,270)	(556,548)

		(12,918,623)

Total Options Written (Premiums received — $ 29,327,777) — (1.1)%		(31,139,648)

Total Investments Net of TBA Sale Commitments and Options Written — 135.2%		3,792,456,977
Liabilities in Excess of Other Assets — (35.2)%		(986,580,584)

Net Assets — 100.0%		$2,805,876,393

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,664,978,026

Gross unrealized appreciation	$17,365,370
Gross unrealized depreciation	(301,688,552)

Net unrealized depreciation	$(284,323,182)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(e)	U.S. dollar denominated security issued by foreign domiciled entity.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Security, or a portion thereof, subject to financing transactions.

(i)	The rate shown is the effective yield at the time of purchase.

(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(k)	The rate shown is the effective yield as of report date.

(l)	Security is fair valued by the Board of Trustees.

(m)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Income
Merrill Lynch Mortgage Investors, Inc.,
Series 03-KEY1, Class A4	—	—	—	$339,714
Merrill Lynch Mortgage Trust,
Series 06-C2, Class A4	$23,913,438	—	—	$905,504
Merrill Lynch Mortgage Trust,
Series 07-C1, Class AM	—	—	—	$481,376

(n)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(o)	As a result of bankruptcy proceedings, the issuer did not repay the principal amount or accrued interest of the security upon maturity.

(p)	One contract represents a notional amount of $10,000.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	29

Schedule of Investments (continued)	Total Return Portfolio II

•	Reverse repurchase agreements outstanding as of September 30, 2008 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Capital, Inc.	3.75%	09/29/08	10/14/08	$17,345,059	$17,318,000
Barclays Capital, Inc.	3.85%	09/29/08	10/14/08	$14,042,490	14,020,000
JP Morgan Securities, Inc.	3.65%	09/24/08	10/14/08	$24,024,618	23,976,000
JP Morgan Securities, Inc.	4.00%	09/24/08	10/14/08	$9,029,020	9,009,000

Total					$64,323,000

•	Foreign currency exchange contracts purchased as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	18,722,000	USD	15,630,998	10/3/08	$(835,911)
USD	7,939,392	AUD	9,470,000	10/3/08	455,711
EUR	22,135,300	USD	31,663,728	10/23/08	(425,701)
NZD	7,554,000	USD	5,094,871	10/23/08	(54,916)
USD	50,426,706	EUR	32,216,948	10/23/08	4,961,143
USD	37,425,123	MXN	379,729,500	10/23/08	2,811,195
USD	5,669,043	NZD	7,554,000	10/23/08	629,088

Total					$7,540,609

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
6,058	U.S. Treasury Notes (5 Year)	December 2008	$679,915,844	$(9,878,454)
723	U.S. Treasury Notes (10 Year)	December 2008	$82,873,875	(2,609,491)
254	Euro-Bund	December 2008	$41,146,763	363,746
267	Gilt British	December 2008	$53,235,759	38,196

Total				$(12,086,003)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
2,101	U.S. Treasury Notes (2 Year)	December 2008	$448,432,188	$(1,788,301)
2,223	U.S. Treasury Bonds	December 2008	$260,473,078	2,824,780
1,259	Euro Dollar Futures	June 2009	$305,181,600	203,608

Total				$1,240,087

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 5.63% and pay a floating rate based on 3-month USD LIBOR
Broker, Bank of America NA Expires, July 2009	USD	67,000,000	$1,574,274
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, December 2009	USD	43,100,000	915,053
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR
Broker, Deutsche Bank AG Expires, April 2013	GBP	17,500,000	(205,176)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, July 2013	USD	93,300,000	1,368,048
Sold credit default protection on Rogers Cable, Inc. and receive 1.02%
Broker, Morgan Stanley Capital Services, Inc. Expires, December 2014	USD	14,200,000	(560,559)
Pay a fixed rate of 5.01% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, November 2017	USD	70,000,000	(4,136,863)
Pay a fixed rate of 4.67% and receive a floating rate based on 3-month USD LIBOR
Broker, Bank of America NA Expires, January 2018	USD	25,000,000	(511,998)
Pay a fixed rate of 5.14% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, April 2018	USD	34,200,000	(870,152)
Pay a fixed rate of 5.46% and receive a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, August 2018	USD	29,700,000	(2,404,616)

See Notes to Financial Statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	Total Return Portfolio II

		Notional Amount	Unrealized Appreciation (Depreciation)
Pay a fixed rate of 4.65% and receive a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, November 2018	USD	11,000,000	$(122,169)
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, August 2022	USD	19,420,000	1,671,607
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, April 2027	USD	12,000,000	1,317,438

Total			$(1,965,113)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	31

Schedule of Investments September 30, 2008	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government & Agency Obligations
U.S. Treasury Notes,
3.63%, 10/31/09	$1,000	$1,018,672
3.38%, 6/30/13	1,000	1,020,078
3.13%, 8/31/13(a)	100,200	100,967,131
3.88%, 5/15/18(a)	420,400	423,158,665
4.00%, 8/15/18(a)	176,700	179,212,497

Total U.S. Government & Agency Obligations — 51.3%		705,377,043

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp.,
13.00%, 9/01/10-2/01/16	116	127,867
12.00%, 6/01/13-6/01/20	87	102,272
11.50%, 9/01/14-6/01/20	72	80,687
11.00%, 12/01/14-9/01/20	71	80,881
12.50%, 12/01/15-7/01/19	91	95,336
10.00%, 7/01/19(b)	—	236
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.50%, 10/01/38	41,700	41,465,437
6.00%, 10/01/38	66,800	67,614,125
6.50%, 10/01/38	9,700	9,936,437
Federal Home Loan Mortgage Corp. Gold,
7.50%, 5/01/09-12/01/32(c)	8,914	9,635,924
8.00%, 8/01/09-8/01/32	1,015	1,091,621
6.00%, 10/01/09-1/01/21(c)(d)	3,942	4,015,209
5.50%, 5/01/22-8/01/38(d)	32,320	32,179,172
8.50%, 1/01/25-7/01/25	174	192,391
Federal National Mortgage Assoc.,
7.00%, 8/01/09-12/01/11	3	2,622
11.00%, 2/01/11-8/01/20	172	197,051
13.00%, 9/01/13-3/01/15	108	119,125
8.50%, 7/15/23	613	675,340
8.00%, 9/01/24-9/01/27	14	15,415
7.50%, 9/01/25-12/01/32(c)	3,067	3,314,144
5.00%, 1/01/37-4/01/37(c)(d)	8,637	8,422,794
5.50%, 8/01/37-5/01/38	33,697	33,646,377
6.50%, 8/01/37-9/01/37(d)	41,784	42,889,970
Federal National Mortgage Assoc. 1 Year CMT,
4.86%, 9/01/35(e)	16,790	16,953,271
Federal National Mortgage Assoc. 10 Year Balloon,
5.97%, 8/01/16	13,834	14,232,209
Federal National Mortgage Assoc. 15 Year HEQ,
8.00%, 8/01/14	5	5,465
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 10/01/23	52,900	52,519,781
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 10/01/38	7,900	7,480,312
5.00%, 10/01/38	95,300	92,917,500
5.50%, 10/01/38	1,492,100	1,486,970,906
6.00%, 10/01/38	48,700	49,323,969
Federal National Mortgage Assoc. 5 Year DUS,
5.10%, 2/01/13	39,220	39,158,300
Federal National Mortgage Assoc. 6 Month LIBOR,
5.81%, 7/01/36(d)(e)	14,410	14,616,069
Government National Mortgage Assoc. I,
6.00%, 1/15/14-11/15/31	1,477	1,507,099
5.50%, 3/15/14-4/15/29	449	458,003
10.50%, 1/15/16	2	2,112
3.00%, 4/15/20	98	97,009
7.00%, 6/15/23-4/15/32	2,161	2,273,156
7.50%, 2/15/25-12/15/31	2,707	2,918,152
8.00%, 1/15/32(d)	13,660	14,993,397
6.09%, 7/15/46	34,090	34,164,299
Government National Mortgage Assoc. I 30 Year TBA,
5.00%, 10/01/38	2,000	1,963,125
6.00%, 10/01/38	13,600	13,795,500
6.50%, 10/01/38	49,800	50,951,625
Government National Mortgage Assoc. II,
8.00%, 4/20/13	36	38,199
6.00%, 12/20/37(d)	4,699	4,768,104
Government National Mortgage Assoc. II 30 Year TBA,
5.50%, 10/01/38	1,500	1,497,656
6.00%, 10/01/38	4,800	4,860,000
6.50%, 10/01/38	300	306,375

Total Mortgage Pass-Throughs — 157.6%		2,164,672,026

Collateralized Mortgage Obligations
Countrywide Alternative Loan Trust, Series 08-2R, Class 3A1,
6.00%, 8/25/37	12,168	9,125,927
Countrywide Alternative Loan Trust, Series 08-2R, Class 4A1,
6.25%, 8/25/37	27,023	20,267,210
Countrywide Home Loans, Series 04-J4, Class 2A1,
5.00%, 5/25/19	1,574	1,484,138
Credit Suisse First Boston Mortgage Securities Corp., Series 03-10, Class 4A1,
5.00%, 5/25/18	7,087	6,897,235
Credit Suisse First Boston Mortgage Securities Corp., Series 03-23, Class 8A1,
5.00%, 9/25/18	11,774	11,100,702
Credit Suisse First Boston Mortgage Securities Corp., Series 05-11, Class 6A5,
6.00%, 12/25/35	8,339	7,289,951
Credit Suisse First Boston Mortgage Securities Corp., Series 05-4, Class 3A16,
5.50%, 6/25/35	10,282	9,336,706
Credit Suisse First Boston Mortgage Securities Corp., Series 05-5, Class 2A8,
5.50%, 7/25/35	6,492	6,260,778
Federal Home Loan Mortgage Corp., Series 1220, Class A,
2.85%, 2/15/22(e)	161	159,945
Federal Home Loan Mortgage Corp., Series 1220, Class B(IO),
0.89%, 2/15/22(f)	1,306	238,771
Federal Home Loan Mortgage Corp., Series 2971, Class GD,
5.00%, 5/15/20	16,450	15,732,604
Federal Home Loan Mortgage Corp., Series 3042, Class EA,
4.50%, 9/15/35	20,899	18,981,316
Federal National Mortgage Assoc., Series 02-59, Class B,
5.50%, 9/25/17	8,959	9,101,828
Federal National Mortgage Assoc., Series 03-130, Class SP(IO),
3.79%, 8/25/28(f)	1,766	45,252
Federal National Mortgage Assoc., Series 273, Class 2(IO),
7.00%, 8/01/26(f)	139	30,115
Federal National Mortgage Assoc., Series 353, Class 2(IO),
5.00%, 8/01/34(f)	31,940	7,232,434

See Notes to Financial Statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Government National Mortgage Assoc., Series 06-15 (IO),
0.83%, 4/16/46(f)	$130,765	$5,549,860
Master Asset Securitization Trust, Series 03-4, Class 2A7,
4.75%, 5/25/18	5,752	5,600,347
Master Asset Securitization Trust, Series 03-7, Class 2A1,
4.75%, 8/25/18	10,339	10,034,370
Master Asset Securitization Trust, Series 04-8, Class 3A1,
5.25%, 8/25/19	838	790,407
Residential Funding Mortgage Securities I, Inc., Series 07-S2, Class A3,
6.00%, 2/25/37	24,726	24,596,058
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO),
11.00%, 2/17/17(f)	19	3,495
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO),
11.50%, 2/17/17(f)	19	16,136
Structured Asset Securities Corp., Series 05-6, Class 5A6,
5.00%, 5/25/35	12,816	12,112,835
Washington Mutual Mortgage Loan Trust, Series 03-S12, Class 3A,
5.00%, 11/25/18	663	625,159
Washington Mutual Mortgage Loan Trust, Series 03-S8, Class A2,
5.00%, 9/25/18	7,268	6,852,791

Total Collateralized Mortgage Obligations — 13.8%		189,466,370

Commercial Mortgage Backed Securities
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22(g)	1	585
Federal National Mortgage Assoc., Series 06-M2, Class A2A,
5.27%, 10/25/32(e)	18,719	18,581,152
Government National Mortgage Assoc., Series 01-58, Class C,
5.49%, 8/16/27(e)	20,000	20,319,766
Government National Mortgage Assoc., Series 04-10 (IO),
0.93%, 1/16/44(f)	54,873	1,818,421
Government National Mortgage Assoc., Series 04-77 (IO),
0.77%, 9/16/44(f)	127,627	4,130,588
Government National Mortgage Assoc., Series 04-97, Class C,
4.52%, 2/16/28(e)	8,400	8,155,079
Government National Mortgage Assoc., Series 05-10, Class ZB,
5.18%, 12/16/44(e)	3,310	2,799,568
Government National Mortgage Assoc., Series 05-12, Class C,
4.66%, 12/16/30	20,000	19,579,714
Government National Mortgage Assoc., Series 05-29, Class Z,
4.25%, 4/16/45(e)	5,202	3,807,161
Government National Mortgage Assoc., Series 05-50 (IO),
0.93%, 6/16/45(f)	30,877	1,447,333
Government National Mortgage Assoc., Series 05-59, Class ZA,
4.96%, 3/16/46(e)	10,084	8,433,212
Government National Mortgage Assoc., Series 05-67, Class Z,
4.72%, 8/16/45(e)	6,335	5,024,590
Government National Mortgage Assoc., Series 05-9 (IO),
0.74%, 1/16/45(f)	120,009	4,634,167
Government National Mortgage Assoc., Series 05-9, Class Z,
4.65%, 1/16/45(e)	5,905	4,638,409
Government National Mortgage Assoc., Series 05-90 (IO),
0.87%, 11/16/45(f)	119,863	5,151,037
Government National Mortgage Assoc., Series 06-30 (IO),
0.78%, 5/16/46(f)	49,268	2,328,236
Government National Mortgage Assoc., Series 06-5 (IO),
0.78%, 1/16/46(f)	124,355	5,548,996

Total Commercial Mortgage Backed Securities — 8.5%		116,398,014

Asset Backed Securities
Countrywide Home Equity Loan Trust, Series 04-K, Class 2A,
2.79%, 2/15/34(c)(e)	1,748	873,905
Federal National Mortgage Assoc. Grantor Trust, Series 04-T9, Class A1,
3.35%, 4/25/35(e)	3,979	3,341,808
Federal National Mortgage Assoc. Whole Loan, Series 96-W1, Class AL,
7.25%, 3/25/26(e)	554	574,523
Small Business Administration Participation Certificates, Series 96-20J, Class 1,
7.20%, 10/01/16	60	62,072
Small Business Administration Participation Certificates, Series 98-20J, Class 1,
5.50%, 10/01/18	77	77,251
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1,
4.63%, 3/10/13	609	595,172
Structured Asset Receivables Trust, Series 03-2A,
3.25%, 1/21/09(e)(h)(i)	234	231,063

Total Asset Backed Securities — 0.4%		5,755,794

Total Long-Term Investments (Cost — $3,212,128,249) — 231.6%		3,181,669,247

	Par/Shares (000)
Short-Term Securities
BlackRock TempFund, 2.92%(g)(j)	360,000	360,000,000
Federal Home Loan Bank, Discount Notes,
2.10%, 10/06/08(k)	134,600	134,560,742
2.15%, 10/06/08(k)	73,000	72,978,201
TCW Money Market Fund, 2.41%(j)	348	348,101

Total Short-Term Securities (Cost — $567,887,044) — 41.4%		567,887,044

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	33

Schedule of Investments (continued)	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Contracts(l)	Value
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 5.370% and pay a floating rate based on 3-month USD LIBOR expiring March 2011, Broker JPMorgan Chase Bank	2,300	$1,622,136
Receive a fixed rate of 5.455% and pay a floating rate based on 3-month USD LIBOR expiring March 2011, Broker Credit Suisse International	2,010	1,491,630
Received a fixed rate of 5.150% and pay a floating rate based on 3-month USD LIBOR, expiring May 2013, Broker Bank of America NA	7,500	2,909,724

		6,023,490

Put Swaptions Purchased
Pay a fixed rate of 5.150% and receive a floating rate based on 3-month USD LIBOR, expiring May 2013, Broker Bank of America NA	7,500	2,415,763
Pay a fixed rate of 5.370% and receive a floating rate based on 3-month USD LIBOR expiring March 2011, Broker JPMorgan Chase Bank	2,300	861,666
Pay a fixed rate of 5.455% and receive a floating rate based on 3-month USD LIBOR expiring March 2011, Broker Credit Suisse International	2,010	704,010

		3,981,439

Total Options Purchased (Cost — $9,466,050) — 0.7%		10,004,929
Total Investments Before TBA Sale Commitments and Options Written (Cost — $3,789,481,343*) — 273.7%		3,759,561,220

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 15 Year TBA,
6.00%, 10/01/23	$(3,900)	(3,962,156)
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.50%, 11/01/38	(32,000)	(31,820,000)
Federal National Mortgage Assoc. 30 Year TBA,
5.50%, 10/01/38	(1,114,800)	(1,110,967,875)
6.00%, 10/01/38	(41,900)	(42,436,844)
6.50%, 11/01/38	(41,700)	(42,664,104)
Government National Mortgage Assoc. I 30 Year TBA,
5.50%, 10/01/38	(200)	(200,063)

Total TBA Sale Commitments (Proceeds — $1,237,916,852) — (89.7)%		(1,232,051,042)

	Contracts(l)
Options Written
Call Swaptions Written
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month USD LIBOR expiring January 2009, Broker Goldman Sachs Capital Markets, L.P.	(4,700)	(1,783,897)

Put Swaptions Written
Receive a fixed rate of 4.800% and pay floating rate based on 3-month USD LIBOR expiring January 2009, Broker Goldman Sachs Capital Markets, L.P.	(4,700)	(735,244)

Total Options Written (Premiums received — $ 2,505,100) — (0.2)%		(2,519,141)

Total Investments Net of TBA Sale Commitments and Options Written — 183.8%		2,524,991,037
Liabilities in Excess of Other Assets — (83.8)%		(1,151,169,284)

Net Assets — 100.0%		$1,373,821,753

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,794,338,656

Gross unrealized appreciation	$13,111,359
Gross unrealized depreciation	(47,888,795)

Net unrealized depreciation	$(34,777,436)

(a)	Security, or a portion thereof, subject to financing transactions.

(b)	Par is less than $500.

(c)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(d)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(e)	Variable rate security. Rate shown is as of report date.

(f)	The rate shown is the effective yield as of report date.

(g)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income
BlackRock TempFund	$360,000,000	—	—	$314,281
Federal Housing Authority, Merrill Lynch Project, Pool 42	—	$26	—	$44
Merrill Lynch Mortgage Trust, Series 06-A3, Class 3A1	—	$25,384,410	$(6,896,739)	$1,239,489

(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Security is fair valued by the Board of Trustees.

(j)	Represents current yield as of report date.

(k)	The rate shown is the effective yield on the discount notes at the time of purchase.

(l)	One contract represents a notional amount of $10,000.

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
240	U.S. Treasury Notes (2 Year)	December 2008	$51,225,000	$258,461
304	U.S. Treasury Notes (5 Year)	December 2008	$34,119,250	138,710
2,314	U.S. Treasury Notes (10 Year)	December 2008	$265,242,250	1,447,956

Total				$1,845,127

See Notes to Financial Statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Government Income Portfolio

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 2.66% and pay a floating rate based on 3-month USD LIBOR
Broker, Credit Suisse International Expires, March 2010	USD	200,000,000	$(1,538,976)
Receive a fixed rate of 3.27% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, June 2010	USD	201,200,000	1,707,383
Pay a fixed rate of 3.33% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, June 2010	USD	281,700,000	(2,708,889)
Receive a fixed rate of 5.12% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, August 2012	USD	373,000,000	17,084,048
Pay a fixed rate of 4.16% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, May 2013	USD	180,900,000	(3,130,076)
Pay a fixed rate of 4.15% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, May 2013	USD	50,000,000	(837,190)
Pay a fixed rate of 4.52% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, June 2013	USD	130,000,000	(4,131,845)
Receive a fixed rate of 4.28% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, July 2013	USD	39,900,000	483,471
Receive a fixed rate of 4.16% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, July 2013	USD	400,000,000	2,550,549
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, September 2013	USD	330,600,000	2,565,341
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2013	USD	20,500,000	(368,006)
Pay a fixed rate of 3.66% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc Expires, September 2013	USD	43,000,000	767,058
Pay a fixed rate of 4.58% and receive a floating rate based on 3-month USD LIBOR
Broker, UBS AG Expires, November 2014	USD	50,000,000	(1,652,224)
Pay a fixed rate of 5.68% and receive a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, July 2017	USD	166,300,000	(16,327,187)
Receive a fixed rate of 4.65% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs Capital Markets, L.P. Expires, May 2018	USD	13,400,000	372,474
Pay a fixed rate of 4.66% and receive a floating rate based on 3-month USD LIBOR
Broker, Credit Suisse International Expires, June 2018	USD	40,300,000	(1,164,228)
Receive a fixed rate of 4.93% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, June 2018	USD	22,800,000	1,139,545
Pay a fixed rate of 4.84% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, July 2018	USD	78,800,000	(2,537,141)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	35

Schedule of Investments (concluded)	Government Income Portfolio

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 4.33% and pay a floating rate based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank Expires, September 2018	USD	226,100,000	$(2,384,643)
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG Expires, September 2018	USD	18,500,000	381,737
Receive a fixed rate of 4.38% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank NA Expires, September 2018	USD	14,200,000	(109,483)

Total			$(9,838,282)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Computer & Office Equipment — 0.0%
Phase Metrics, Inc.(a)(b)	842,908	$16,858

Electronics — 0.0%
Sunpower Corp. - Class B(a)	8,922	616,040

Energy & Utilities — 0.0%
CenterPoint Energy, Inc.	20,572	299,734

Finance — 0.3%
Adelphia Recovery Trust, Series ACC-1 INT(a)	1,108,793	36,036
Adelphia Recovery Trust, Series ACC-4 INT(a)(b)	2,414,212	9,657
Adelphia Recovery Trust, Series Arahova INT(a)	242,876	85,007
Adelphia Recovery Trust, Series Frontiervision INT(a)(b)	131,748	1
Freedom Pay, Inc.(a)(b)	314,534	3,145
ProShares UltraShort S&P500	65,000	4,576,000

		4,709,846

Manufacturing — 0.0%
Armstrong World Industries, Inc.	331	9,577
Reunion Industries, Inc.(a)	8,341	834

		10,411

Medical & Medical Services — 0.0%
Curative Health Services Inc., Escrow Stock(b)(c)	570,169	191,577

Motor Vehicles — 0.2%
Dana Holding Corp.(a)	516,814	2,501,380

Oil & Gas — 0.3%
EXCO Resources, Inc.(a)	277,803	4,533,738

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (Canada)(a)	321,575	604,322
Ainsworth Lumber Co. Ltd. (Canada)(a)	286,543	538,489
Western Forest Products, Inc. (Canada)(a)	83,810	51,188
Western Forest Products, Inc. (Canada)(a)	301,922	184,402

		1,378,401

Retail Merchandising — 0.0%
Mattress Discounters Corp.(a)(b)	22,488	—

Security Brokers & Dealers — 0.1%
E*TRADE Financial Corp.(a)	382,878	1,072,058

Semiconductors & Related Devices — 0.0%
Cypress Semiconductor Corp.(a)	32,537	169,843

Telecommunications — 0.2%
American Tower Corp. - Class A(a)	13,861	498,580
iPCS, Inc.(a)	65,888	1,467,326
Loral Space & Communications, Inc.(a)	102,979	1,521,000
Time Warner Cable, Inc., Class A(a)	228	5,517

		3,492,423

Tires & Rubber — 0.1%
The Goodyear Tire & Rubber Co.(a)	128,758	1,971,285

Total Common Stocks — 1.3%		20,963,594

Preferred Stocks
Finance — 0.0%
Marsico Parent Superhold Co. LLC,
3.95%(a)(d)	407	347,985

	Par (000)
Trust Preferred
Banks — 1.2%
Citigroup, Inc., Depositary Shares,
8.40%, 12/31/49(e)(f)	$23,585	16,053,366
JPMorgan Chase & Co., Depositary Shares,
7.90%(f)(g)	4,500	3,788,460

Total Trust Preferred — 1.2%		19,841,826

	Shares
Warrants
Insurance — 0.0%
ATH Holdings, Inc. (issued/exercisable 12/21/05, 1 share for 1 warrant, expiring 10/24/15, strike price $0.01)(a)(b)	136	—

Manufacturing — 0.0%
Synventive Molding Solution	1	—

Medical & Medical Services — 0.0%
HealthSouth Corp. (issued/exercisable 7/28/06, 1 share for 1 warrant, expiring 1/16/11, strike price $0.01)(a)	52,113	13,028

Plastics — 0.0%
ATEP Holdings, Inc. (issued/excercisable 12/21/05, 1 share for 1 warrant, expiring 10/24/15, strike price $0.01)(a)(b)	136	—
ATPP Holdings, Inc. (issued/exercisable 12/21/05, 1 share for 1 warrant, expiring 10/24/15, strike price $0.01)(a)(b)	136	—
ATPR Holdings, Inc. (issued/exercisable 12/21/05, 1 share for 1 warrant, expiring 10/24/15, strike price $0.01)(a)(b)	136	—

		—

Total Warrants — 0.0%		13,028

	Par (000)
Corporate Bonds
Advertising — 0.3%
R.H. Donnelley Corp., Senior Unsecured Notes,
11.75%, 5/15/15(d)	9,050	5,520,500

Aerospace — 1.2%
Sequa Corp., Senior Notes,
11.75%, 12/01/15(d)	8,390	7,047,600
Sequa Corp., Senior Unsecured Notes,
13.50%, 12/01/15(d)(h)	13,842	12,007,860

		19,055,460

Air Transportation — 0.1%
American Airlines, Inc., Pass-Through Certificates, Series 99-1,
7.32%, 10/15/09	1,375	1,306,250
Continental Airlines, Inc., Pass-Through Certificates, Series 99-1B,
6.80%, 8/02/18	1,283	1,000,511
Delta Air Lines, Inc., Escrow Bonds,
0.00%, 12/31/49(c)(i)	8,370	188,325

		2,495,086

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	37

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Broadcasting — 3.5%
Adelphia Communications Corp., Escrow Bonds,
0.00%, 12/31/49(c)(i)	$1,125	$45,000
Adelphia Communications Corp., Escrow Bonds,
0.00%, 12/31/49(b)(c)(i)	1,925	—
Barrington Broadcasting Group LLC, Senior Subordinated Notes,
10.50%, 8/15/14	1,895	1,212,800
Cablevision Systems Corp., Senior Unsecured Notes,
7.13%, 4/01/09(f)	15,110	14,921,125
8.00%, 4/15/12	325	305,500
Century Communications, Escrow Bonds,
0.00%, 12/31/49(b)(c)(i)	625	17,188
Charter Communications Holdings II LLC, Senior Unsecured Notes,
10.25%, 9/15/10	7,445	6,663,275
Charter Communications Holdings II LLC, Unsecured Notes,
10.25%, 9/15/10	7,365	6,628,500
EchoStar DBS Corp., Senior Unsecured Notes,
7.00%, 10/01/13	13,285	11,458,312
7.13%, 2/01/16	1,450	1,163,625
Liberty Media Corp., Senior Debentures,
3.13%, 3/30/23	1,400	1,275,750
Mediacom Broadband LLC, Senior Unsecured Notes,
8.50%, 10/15/15	4,185	3,452,625
Rainbow National Services LLC, Senior Notes,
8.75%, 9/01/12(d)	2,400	2,400,000
Rainbow National Services LLC, Senior Subordinated Notes,
10.38%, 9/01/14(d)	5,734	5,848,680
Sinclair Broadcast Group, Inc., Senior Subordinated Notes,
4.88%, 7/15/18(j)	1,285	1,166,138

		56,558,518

Business Services — 0.5%
Aramark Corp., Senior Unsecured Notes,
6.30%, 2/01/15(f)	3,000	2,625,000
DI Finance/DynCorp International, Senior Subordinated Notes,
9.50%, 2/15/13	2,606	2,553,880
U.S. Investigations Services, Inc., Unsecured Notes,
10.50%, 11/01/15(d)	4,100	3,649,000

		8,827,880

Chemicals — 1.0%
Airgas, Inc., Senior Subordinated Notes,
6.25%, 7/15/14	614	577,160
American Pacific Corp., Senior Unsecured Notes,
9.00%, 2/01/15	3,250	3,152,500
Huntsman LLC, Senior Unsecured Notes,
11.50%, 7/15/12	1,114	1,136,280
Innophos, Inc., Senior Subordinated Notes,
8.88%, 8/15/14	3,920	3,920,000
MacDermid, Inc., Senior Subordinated Notes,
9.50%, 4/15/17(d)	5,360	4,502,400
Momentive Performance Materials, Inc., Senior Subordinated Notes,
11.50%, 12/01/16	4,610	3,134,800

		16,423,140

Computer & Office Equipment — 0.1%
ION Media Networks, Inc., Senior Subordinate Notes,
11.00%, 7/31/13	159	39,660
Seagate Technology HDD Holdings (Cayman Islands), Senior Unsecured Notes,
6.80%, 10/01/16(k)	1,390	1,216,250

		1,255,910

Computer Software & Services — 0.8%
DRS Technologies, Inc., Senior Subordinated Notes,
6.88%, 11/01/13	500	495,000
DRS Technologies, Inc., Senior Unsecured Notes,
6.63%, 2/01/16	250	252,500
SunGard Data Systems, Inc., Senior Unsecured Notes,
9.13%, 8/15/13	5,410	4,869,000
10.63%, 5/15/15(d)	8,200	7,728,500

		13,345,000

Construction — 1.5%
Compression Polymers Holdings Corp., Senior Unsecured Notes,
10.50%, 7/01/13	2,450	1,666,000
Dycom Industries, Inc., Senior Subordinated Notes,
8.13%, 10/15/15	1,150	1,012,000
ESCO Corp., Senior Unsecured Notes,
6.69%, 12/15/13(d)(f)	1,110	1,021,200
8.63%, 12/15/13(d)	2,900	2,842,000
Nortek, Inc., Notes,
10.00%, 12/01/13(d)	9,000	7,920,000
Ply Gem Industries, Inc., Notes,
11.75%, 6/15/13(d)	7,650	6,579,000
Stanley-Martin Communities LLC, Senior Subordinated Notes,
9.75%, 8/15/15	4,970	1,751,925
Texas Industries, Inc., Senior Unsecured Notes,
7.25%, 7/15/13	1,105	961,350

		23,753,475

Containers — 0.8%
Ball Corp., Senior Unsecured Notes,
6.63%, 3/15/18	655	609,150
Berry Plastics Holding Corp., Notes,
8.88%, 9/15/14	1,660	1,294,800
Graphic Packaging International, Inc., Senior Notes,
8.50%, 8/15/11	600	570,000
Graphic Packaging International, Inc., Senior Subordinated Notes,
9.50%, 8/15/13	1,344	1,216,320
Impress Holdings BV (Netherlands), Notes,
5.92%, 9/15/13(d)(f)(k)	4,950	4,207,500
Packaging Dynamics Finance Corp., Senior Subordinated Notes,
10.00%, 5/01/16(d)	470	305,500
Pregis Corp., Senior Subordinated Notes,
12.38%, 10/15/13	4,715	3,064,750
Smurfit-Stone Container Corp., Senior Unsecured Notes,
8.00%, 3/15/17	1,850	1,443,000

		12,711,020

See Notes to Financial Statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Electronics — 0.4%
L-3 Communications Corp., Senior Subordinated Notes,
5.88%, 1/15/15	$7,000	$6,335,000

Energy & Utilities — 9.9%
AES Corp., Senior Unsecured Notes,
8.00%, 10/15/17	5,960	5,378,900
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A,
9.00%, 1/02/17(e)	3,078	3,262,807
AES Eastern Energy LP, Pass-Through Certificates, Series 99-B,
9.67%, 1/02/29	500	546,250
AES Ironwood LLC, Bonds,
8.86%, 11/30/25	3,537	3,537,208
AES Red Oak LLC, Bonds,
8.54%, 11/30/19	2,599	2,585,792
9.20%, 11/30/29	2,135	2,081,625
Atlas Energy Resources LLC, Senior Unsecured Notes,
10.75%, 2/01/18(d)	11,540	10,386,000
Atlas Pipeline Partners LP, Senior Unsecured Notes,
8.75%, 6/15/18(d)	4,500	4,230,000
Berry Petroleum Co., Senior Subordinated Notes,
8.25%, 11/01/16	815	688,675
CCM Merger, Inc., Senior Unsecured Notes,
8.00%, 8/01/13(d)	2,310	1,876,875
Chaparral Energy, Inc., Senior Unsecured Notes,
8.50%, 12/01/15	2,955	2,334,450
Cimarex Energy Co., Senior Unsecured Notes,
7.13%, 5/01/17	3,115	2,865,800
Connacher Oil and Gas Ltd.(Canada), Notes,
10.25%, 12/15/15(d)	7,935	7,617,600
Copano Energy LLC, Senior Unsecured Notes,
8.13%, 3/01/16	260	237,900
Edison Mission Energy, Senior Unsecured Notes,
7.50%, 6/15/13	715	686,400
7.75%, 6/15/16	550	517,000
7.00%, 5/15/17	2,795	2,515,500
7.20%, 5/15/19	4,690	4,127,200
Elwood Energy LLC, Bonds,
8.16%, 7/05/26	4,468	4,093,842
Energy Future Holdings Corp., Toggle Notes,
11.25%, 11/01/17(d)(h)	13,450	11,970,500
Forest Oil Corp., Senior Unsecured Notes,
7.25%, 6/15/19(d)	10,345	8,844,975
FPL Energy National Wind, Bonds,
6.13%, 3/25/19(d)	487	478,788
Homer City Funding LLC, Senior Secured Notes,
8.73%, 10/01/26	1,160	1,176,893
Ipalco Enterprises Inc., Notes,
8.63%, 11/14/11	1,960	1,969,800
7.25%, 4/01/16(d)	2,410	2,301,550
Mirant America Corp., Escrow Bonds,
0.00%, 12/31/49(c)(d)(i)(l)	1,880	18,800
Mirant America Corp., Escrow Bonds,
0.00%, 12/31/49(b)(c)(d)(i)(l)	3,270	32,700
Mirant Americas Generation LLC, Escrow Bonds,
0.00%, 12/31/49(c)(i)	1,215	12,150
National Power Corp., Bonds,
9.63%, 5/15/28	10,200	11,424,000
NRG Energy, Inc., Senior Unsecured Notes,
7.25%, 2/01/14	2,175	2,017,313
7.38%, 2/01/16	27,325	24,592,500
OPTi, Inc. (Canada), Notes,
7.88%, 12/15/14	5,555	4,916,175
8.25%, 12/15/14(k)	9,730	8,708,350
Sithe/Independence Funding Corp., Bonds,
9.00%, 12/30/13	1,377	1,388,413
Southern Star Central Corp., Senior Notes,
6.75%, 3/01/16(d)	2,925	2,683,688
Southwestern Energy Co., Senior Unsecured Notes,
7.50%, 2/01/18(d)	2,165	2,100,050
Tenaska Alabama Partners LP, Bonds,
7.00%, 6/30/21(d)	838	755,531
Texas Competitive Electric Holding LLC, Senior Notes,
10.25%, 11/01/15(d)	6,700	6,046,750
Texas Competitive Electric Holding LLC, Toggle Notes,
10.50%, 11/01/16(d)(h)	11,430	9,886,950

		160,895,700

Entertainment & Leisure — 3.0%
CMP Susquehanna Corp., Senior Subordinated Notes,
9.88%, 5/15/14	4,000	2,240,000
Easton-Bell Sports, Inc., Senior Subordinated Notes,
8.38%, 10/01/12	1,370	1,143,950
Fontainebleau Las Vegas Holdings LLC, Second Mortgage Bonds,
10.25%, 6/15/15(d)	2,115	592,200
Gaylord Entertainment Co., Senior Unsecured Notes,
8.00%, 11/15/13	2,565	2,231,550
Great Canadian Gaming Corp., Senior Subordinated Notes,
7.25%, 2/15/15(d)	2,870	2,583,000
Greektown Holdings LLC, Senior Notes,
10.75%, 12/01/13(d)(i)	2,698	1,861,620
Harrah’s Operating Co., Inc., Toggle Notes,
10.75%, 2/01/18(d)(h)	6,922	2,976,460
Harrah’s Operating Co., Inc., Unsecured Notes,
10.75%, 2/01/16(d)	20,115	10,258,650
Lazy Days RV Center, Inc., Senior Notes,
11.75%, 5/15/12	4,300	1,849,000
Little Traverse Bay Bands of Odawa Indians, Senior Unsecured Notes,
10.25%, 2/15/14(d)	1,075	731,000
Mashantucket Pequot Tribe, Unsecured Notes,
8.50%, 11/15/15(d)	35	22,750
Park Place Entertainment, Senior Subordinated Notes,
8.13%, 5/15/11	250	147,500
Seneca Gaming Corp., Senior Unsecured Notes,
7.25%, 5/01/12	3,700	3,219,000
Snoqualmie Entertainment Authority, Senior Unsecured Notes,
6.88%, 2/01/14(d)(f)	1,220	878,400
Station Casinos, Inc., Senior Notes,
6.00%, 4/01/12	1,450	812,000
Station Casinos, Inc., Senior Unsecured Notes,
7.75%, 8/15/16	750	406,875
Tropicana Entertainment LLC, Senior Subordinated Notes,
9.63%, 12/15/14(i)	685	95,900

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	39

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Entertainment & Leisure (concluded)
Virgin River Casino Corp., Notes,
9.00%, 1/15/12	$14,355	$9,761,400
Waterford Gaming LLC, Senior Notes,
8.63%, 9/15/14(d)	4,320	4,082,400
Wynn Las Vegas LLC, First Mortgage Notes,
6.63%, 12/01/14	3,095	2,638,488

		48,532,143

Finance — 10.7%
Affinion Group, Inc., Senior Unsecured Notes,
10.13%, 10/15/13	6,905	6,490,700
Arch Western Finance LLC, Senior Notes,
6.75%, 7/01/13(f)	825	775,500
Axcan Intermediate Holdings, Inc., Senior Unsecured Notes,
12.75%, 3/01/16(d)	3,050	3,019,500
BMS Holdings, Inc., Senior Unsecured Notes,
10.60%, 2/15/12(d)(f)(h)	2,312	1,132,852
Chukchansi Economic Development Authority, Unsecured Notes,
6.33%, 11/15/12(d)(f)	990	799,425
Chukchansi Economic Development Authority, Senior Unsecured Notes,
8.00%, 11/15/13(d)	445	356,000
Corral Finans AB (Sweden), Toggle Notes,
4.29%, 4/15/10(d)(f)(h)(k)	1,151	1,069,761
Corrections Corp. of America, Senior Unsecured Notes,
6.75%, 1/31/14	350	329,000
Digicel Group Ltd. (Jamaica), Toggle Notes,
9.13%, 1/15/15(d)(h)(k)	5,721	4,862,850
Digicel Group Ltd. (Jamaica), Unsecured Notes,
8.88%, 1/15/15(d)(k)	8,795	7,387,800
DJO Finance LLC, Senior Unsecured Notes,
10.88%, 11/15/14	18,840	18,039,300
Duloxetine Royalty (Cayman Islands), Secured Notes (acquired 10/18/05, cost $2,500,000),
13.00%, 10/15/13(k)(m)	2,500	2,550,000
Eagle-Picher, Inc., Escrow Bonds,
0.00%, 12/31/49(b)(c)(l)	3,285	—
First Data Corp., Senior Unsecured Notes,
9.88%, 9/24/15(d)	6,850	5,377,250
FMG Finance Property Ltd., Notes,
6.81%, 9/01/11(d)(f)	2,780	2,641,000
10.63%, 9/01/16(d)	2,465	2,415,700
Ford Motor Credit Co., Unsecured Notes,
5.80%, 1/12/09	5,535	5,255,339
5.70%, 1/15/10	1,550	1,187,046
5.54%, 1/13/12(f)	1,900	1,215,514
FTI Consulting, Inc., Senior Unsecured Notes,
7.75%, 10/01/16	2,905	2,952,206
General Motors Acceptance Corp. LLC, Senior Unsecured Notes,
6.88%, 8/28/12	6,185	2,458,401
General Motors Acceptance Corp. LLC, Unsecured Notes,
6.00%, 12/15/11	2,250	1,000,438
5.01%, 12/01/14(f)	10,760	4,968,624
6.75%, 12/01/14	4,690	1,800,088
iPayment, Inc., Subordinated Notes,
12.75%, 7/15/14(d)(h)	15,822	16,138,191
Leucadia National Corp., Senior Unsecured Note,
8.13%, 9/15/15	7,575	7,366,687
Marsico Parent Superhold Co. LLC, Senior Notes,
14.50%, 1/15/18(d)(h)	1,520	1,216,297
Marsico Parent Superhold Co. LLC, Senior Subordinated Notes,
10.63%, 1/15/16(d)	6,273	4,704,750
Marsico Parent Superhold Co. LLC, Toggle Notes,
12.50%, 7/15/16(d)(h)	2,256	1,736,763
Nielsen Finance LLC, Senior Unsecured Notes,
10.00%, 8/01/14	13,540	12,863,000
NSG Holdings LLC, Notes,
7.75%, 12/15/25(d)	10,470	9,946,500
Residential Capital LLC, Notes,
8.50%, 11/21/08(d)	452	248,600
Sally Holdings LLC, Senior Subordinated Notes,
10.50%, 11/15/16	1,677	1,593,150
Spansion LLC, Notes,
5.94%, 6/01/13(d)(f)	4,155	2,493,000
Terra Capital, Inc., Senior Unsecured Notes,
7.00%, 2/01/17	175	166,250
TL Acquisitions, Inc., Senior Unsecured Notes,
10.50%, 1/15/15(d)	27,800	21,962,000
TL Acquistions, Inc., Senior Subordinate Notes,
0.00%, 7/15/15(d)(j)	5,395	3,614,650
USI Holdings Corp., Senior Unsecured Notes,
6.55%, 11/15/14(d)(f)	1,760	1,337,600
Viant Holdings, Inc., Senior Subordinated Notes,
10.13%, 7/15/17(d)	1,265	1,024,650
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes,
10.75%, 12/01/15(d)(k)	10,490	10,280,200

		174,776,582

Food & Agriculture — 0.4%
AmeriQual Group LLC, Notes,
9.50%, 4/01/12(d)	625	393,750
Smithfield Foods, Inc., Senior Unsecured Notes,
7.75%, 7/01/17	3,220	2,527,700
Tyson Foods, Inc., Senior Unsecured Notes,
3.25%, 10/15/13	3,420	3,189,150

		6,110,600

Insurance — 0.4%
Americo Life, Inc., Senior Unsecured Notes,
7.88%, 5/01/13(d)	6,000	5,943,426

Leasing — 0.1%
Rent-A-Center, Inc., Senior Subordinated Notes,
7.50%, 5/01/10	1,570	1,534,675

Manufacturing — 5.4%
Aleris International, Inc., Senior Subordinated Notes,
10.00%, 12/15/16	5,755	3,568,100
Aleris International, Inc., Senior Unsecured Notes,
9.00%, 12/15/14(h)	2,450	1,519,000
Allison Transmission, Inc., Toggle Notes,
11.00%, 11/01/15(d)	6,460	5,620,200
11.25%, 11/01/15 (d)(h)	4,165	3,373,650
American Railcar Industries, Inc., Senior Unsecured Notes,
7.50%, 3/01/14	815	721,275
Bowater, Inc., Debentures,
9.00%, 8/01/09	7,190	6,111,500

See Notes to Financial Statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Manufacturing (concluded)
Bowater, Inc., Senior Unsecured Notes,
5.82%, 3/15/10(f)	$3,455	$2,487,600
CII Carbon LLC, Senior Subordinated Notes,
11.13%, 11/15/15(d)	3,010	2,934,750
Drummond Co., Inc., Senior Unsecured Notes,
7.38%, 2/15/16(d)	3,460	2,932,350
Evraz Group SA (Luxembourg), Unsecured Notes,
8.88%, 4/24/13(d)	4,350	3,306,000
9.50%, 4/24/18(d)	2,930	2,109,600
Harland Clarke Holdings Corp., Senior Unsecured Notes,
7.43%, 5/15/15(f)	1,120	728,000
9.50%, 5/15/15	1,360	965,600
Hexcel Corp., Senior Subordinated Notes,
6.75%, 2/01/15	1,850	1,776,000
Hexion Specialty Chemicals, Inc., Notes,
7.18%, 11/15/14(f)	1,350	972,000
9.75%, 11/15/14	4,040	3,191,600
Invitrogen, Inc., Senior Unsecured Notes,
2.00%, 8/01/23	4,600	5,387,750
Jarden Corp., Senior Subordinated Notes,
7.50%, 5/01/17	3,125	2,601,562
Levi Strauss & Co., Senior Unsecured Notes,
8.88%, 4/01/16	1,600	1,280,000
Newmont Mining Corp., Senior Unsecured Notes,
1.63%, 7/15/17	3,840	3,897,600
Park-Ohio Industries, Inc., Senior Subordinated Notes,
8.38%, 11/15/14	630	499,275
Rexnord LLC, Senior Notes,
8.88%, 9/01/16	1,810	1,647,100
Ryerson, Inc., Notes,
10.18%, 11/01/14(d)(f)	1,930	1,572,950
12.00%, 11/01/15(d)	610	518,500
Sanmina-SCI Corp., Senior Subordinated Notes,
6.75%, 3/01/13	630	551,250
8.13%, 3/01/16	6,750	5,737,500
Steel Dynamics, Inc., Senior Unsecured Notes,
7.38%, 11/01/12	7,340	6,716,100
Synventive Molding Solution,
14.00%, 7/14/11	500	225,000
Terex Corp., Senior Subordinated Notes,
7.38%, 1/15/14	1,000	910,000
8.00%, 11/15/17	2,280	2,074,800
TransDigm, Inc., Senior Subordinated Notes,
7.75%, 7/15/14	2,115	1,988,100
Vector Group Ltd., Notes,
11.00%, 8/15/15	6,400	6,336,000
Vedanta Resources Plc (United Kingdom), Senior Unsecured Notes,
9.50%, 7/18/18(d)	3,960	3,361,644

		87,622,356

Medical & Medical Services — 2.5%
Biomet, Inc., Senior Subordinated Notes,
11.63%, 10/15/17	1,660	1,668,300
Biomet, Inc., Senior Unsecured Notes,
10.00%, 10/15/17	2,000	2,040,000
Biomet, Inc., Toggle Notes,
10.38%, 10/15/17(h)	3,000	2,985,000
Bio-Rad Laboratories, Inc., Senior Subordinated Notes,
7.50%, 8/15/13	1,270	1,270,000
Community Health Systems, Inc., Senior Unsecured Notes,
8.88%, 7/15/15	3,995	3,795,250
Hologic, Inc., Senior Unsecured Notes,
2.00%, 12/15/37(j)	8,330	6,143,375
Tenet Healthcare Corp., Senior Unsecured Notes,
6.38%, 12/01/11	1,625	1,499,062
6.50%, 6/01/12	21,453	19,844,025
United Surgical Partners International, Inc., Senior Subordinated Notes,
8.88%, 5/01/17	2,090	1,755,600

		41,000,612

Medical Instruments & Supplies — 0.5%
Angiotech Pharmaceutical, Inc. (Canada), Senior Unsecured Notes,
6.56%, 12/01/13(f)(k)	9,430	6,789,600
Boston Scientific Corp., Unsecured Notes,
6.40%, 6/15/16	2,000	1,900,000

		8,689,600

Metal & Mining — 2.3%
California Steel Industries, Inc., Senior Unsecured Notes,
6.13%, 3/15/14	1,990	1,626,825
Century Aluminum Co., Senior Unsecured Notes,
7.50%, 8/15/14	2,605	2,448,700
Foundation Pennsylvania Coal Co., Senior Unsecured Notes,
7.25%, 8/01/14	3,225	3,112,125
Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes,
5.88%, 4/01/15(f)	15,295	14,650,928
8.38%, 4/01/17	12,920	12,726,200
Novelis, Inc. (Canada), Senior Unsecured Notes,
7.25%, 2/15/15(k)	1,575	1,370,250
RathGibson, Inc., Senior Unsecured Notes,
11.25%, 2/15/14	910	828,100
Russel Metals, Inc. (Canada), Senior Subordinated Notes,
6.38%, 3/01/14(k)	1,625	1,464,531

		38,227,659

Motor Vehicles — 2.2%
Accuride Corp., Senior Subordinated Notes,
8.50%, 2/01/15	4,180	2,654,300
ArvinMeritor, Inc., Senior Notes,
6.80%, 2/15/09	176	175,120
Asbury Automotive Group, Inc., Senior Subordinated Notes,
8.00%, 3/15/14	1,700	1,194,250
7.63%, 3/15/17	1,590	1,017,600
AutoNation, Inc., Senior Unsecured Notes,
4.79%, 4/15/13(f)	1,935	1,630,237
7.00%, 4/15/14	1,520	1,322,400
Ford Motor Co., Debentures,
8.90%, 1/15/32	4,000	1,800,000
Group 1 Automotive, Inc., Senior Unsecured Notes,
2.25%, 6/15/36(j)	3,320	1,846,750
Lear Corp., Senior Unsecured Notes,
5.75%, 8/01/14	1,295	870,888
8.75%, 12/01/16	2,385	1,657,575

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	41

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Motor Vehicles (concluded)
Metaldyne Corp., Senior Unsecured Notes,
10.00%, 11/01/13	$3,475	$521,250
Penske Auto Group, Inc., Senior Subordinated Notes,
7.75%, 12/15/16	4,950	3,539,250
Stanadyne Corp., Senior Subordinated Notes,
10.00%, 8/15/14	3,115	2,896,950
Stanadyne Holdings, Inc., Senior Unsecured Notes,
0.00%, 2/15/15(j)	5,455	3,982,150
Sunstate Equipment Co. LLC, Notes,
10.50%, 4/01/13(d)	7,760	5,897,600
Titan International, Inc., Senior Unsecured Notes,
8.00%, 1/15/12	5,370	5,208,900

		36,215,220

Oil & Gas — 6.0%
Chesapeake Energy Corp., Senior Unsecured Notes,
6.38%, 6/15/15	4,670	4,167,975
6.63%, 1/15/16	2,040	1,830,900
7.25%, 12/15/18	11,135	10,244,200
6.88%, 11/15/20	300	256,500
2.25%, 12/15/38	5,100	3,506,250
Compagnie Generale de Geophysique (France), Senior Unsecured Notes,
7.75%, 5/15/17(k)	6,135	5,828,250
Compton Petroleum Finance Corp. (Canada), Senior Notes,
7.63%, 12/01/13(k)	5,025	4,409,437
Denbury Resources, Inc., Senior Subordinated Notes,
7.50%, 4/01/13-12/15/15	4,335	3,992,825
Dynegy Holdings, Inc., Senior Unsecured Notes,
8.38%, 5/01/16	1,515	1,318,050
7.75%, 6/01/19	7,325	5,860,000
Dynegy Roseton Danskammer LLC, Pass-Through Certificates, Series B,
7.67%, 11/08/16	5,225	4,702,500
Encore Acquisition Co., Senior Subordinated Notes,
6.00%, 7/15/15	3,400	2,703,000
EXCO Resources, Inc., Notes,
7.25%, 1/15/11	4,255	4,020,975
Frontier Oil Corp., Escrow Bonds,
0.00%, 12/31/49(b)(c)(i)	500	—
Newfield Exploration Co., Senior Subordinated Notes,
6.63%, 9/01/14-4/15/16	4,350	3,885,300
7.13%, 5/15/18	3,875	3,371,250
North American Energy Partners, Inc. (Canada), Senior Unsecured Notes,
8.75%, 12/01/11(k)	5,520	5,078,400
Petrohawk Energy Corp., Senior Unsecured Notes,
7.88%, 6/01/15(d)	7,245	6,303,150
Range Resources Corp., Senior Subordinated Notes,
7.38%, 7/15/13	2,325	2,243,625
Sabine Pass LNG LP, Notes,
7.50%, 11/30/16	1,500	1,170,000
SandRidge Energy, Inc., Senior Unsecured Notes,
6.42%, 4/01/14(d)(f)	2,250	2,115,695
8.00%, 6/01/18(d)	5,600	4,816,000
SandRidge Energy, Inc., Toggle Notes,
8.63%, 4/01/15(d)(h)	4,065	3,597,525
Swift Energy Co., Senior Unsecured Notes,
7.13%, 6/01/17	3,950	3,357,500
Whiting Petroleum Corp., Senior Subordinated Notes,
7.25%, 5/01/12-5/01/13	6,765	6,274,538
The Williams Cos., Inc., Index Linked Security,
4.79%, 10/01/10(d)(e)(f)	2,110	2,070,984

		97,124,829

Paper & Forest Products — 2.5%
Cascades, Inc. (Canada), Senior Unsecured Notes,
7.25%, 2/15/13(k)	1,715	1,337,700
Abitibi-Consolidated, Inc. (Canada), Senior Debentures,
8.85%, 8/01/30(k)	635	152,400
Ainsworth Lumber Co. Ltd. (Canada), Toggle Notes,
11.00%, 7/29/15(d)	2,362	1,777,666
Boise Cascade LLC, Senior Subordinated Notes,
7.13%, 10/15/14	2,679	1,835,115
Catalyst Paper Co. (Canada), Senior Unsecured Notes,
7.38%, 3/01/14(k)	2,275	1,547,000
Domtar Corp. (Canada), Unsecured Notes,
7.88%, 10/15/11(k)	1,685	1,676,575
7.13%, 8/15/15(k)	3,170	2,916,400
NewPage Corp., Notes,
10.00%, 5/01/12	21,190	18,965,050
Verso Paper Holdings LLC, Notes,
6.55%, 8/01/14(f)	1,825	1,505,625
9.13%, 8/01/14	7,790	6,699,400
Verso Paper Holdings LLC, Senior Subordinated Notes,
11.38%, 8/01/16	3,465	2,806,650

		41,219,581

Pharmaceuticals — 0.7%
Catalent Pharma Solutions, Inc.,
9.75%, 4/15/17	630	496,671
Catalent Pharma Solutions, Inc., Toggle Notes,
9.50%, 4/15/15	4,460	3,456,500
HCA, Inc., Notes,
9.13%, 11/15/14	4,850	4,716,625
9.25%, 11/15/16	3,060	2,975,850

		11,645,646

Publishing & Printing — 0.3%
Dex Media West LLC/Dex Media West Finance, Senior Subordinated Notes,
9.88%, 8/15/13	3,928	2,435,360
Dex Media, Inc., Senior Unsecured Notes,
8.00%, 11/15/13	1,000	460,000
Network Communications, Inc., Senior Unsecured Notes,
10.75%, 12/01/13	2,215	1,439,750

		4,335,110

Real Estate — 1.4%
Ashton Woods USA LLC, Senior Subordinated Notes,
9.50%, 10/01/15	2,685	1,208,250
Icahn Enterprises LP, Senior Unsecured Notes,
8.13%, 6/01/12	4,445	3,778,250
7.13%, 2/15/13	13,591	10,397,115

See Notes to Financial Statements.

42	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Real Estate (concluded)
Mobile Services Group, Inc., Senior Unsecured Notes,
9.75%, 8/01/14	$2,750	$2,557,500
Realogy Corp., Senior Subordinated Notes,
12.38%, 4/15/15	3,295	1,120,300
Realogy Corp., Senior Unsecured Notes,
10.50%, 4/15/14	2,845	1,251,800
Ventas Realty LP, Senior Unsecured Notes (REIT),
6.75%, 6/01/10	1,910	1,900,450
9.00%, 5/01/12	850	886,125

		23,099,790

Restaurants — 0.2%
Buffets, Inc., Senior Unsecured Notes,
12.50%, 11/01/14(d)(i)	1,980	19,800
Landry’s Restaurants, Inc., Senior Notes,
9.50%, 12/15/14	2,880	2,606,400

		2,626,200

Retail Merchandising — 1.1%
American Greetings Corp., Senior Unsecured Notes,
7.38%, 6/01/16	210	191,100
Ames True Temper, Inc., Senior Unsecured Notes,
6.79%, 1/15/12(f)	5,865	4,398,750
General Nutrition Centers, Inc., Senior Subordinated Notes,
10.75%, 3/15/15	7,290	6,141,825
General Nutrition Centers, Inc., Toggle Notes,
7.58%, 3/15/14(f)(h)	5,345	4,463,075
Michaels Stores, Inc., Senior Unsecured Notes,
10.00%, 11/01/14	505	318,150
Neiman Marcus Group, Inc., Toggle Notes,
9.00%, 10/15/15(h)	916	763,715
Rite Aid Corp., Notes,
7.50%, 3/01/17	2,910	2,211,600

		18,488,215

Security Brokers & Dealers — 0.5%
E*TRADE Financial Corp., Senior Unsecured Notes,
12.50%, 11/30/17(d)	7,910	7,949,550

Semiconductors & Related Devices — 0.2%
Amkor Technologies, Inc., Senior Notes,
7.75%, 5/15/13	1,840	1,573,200
Amkor Technologies, Inc., Senior Unsecured Notes,
9.25%, 6/01/16	2,110	1,772,400

		3,345,600

Telecommunications — 11.7%
American Tower Corp.,
7.50%, 5/01/12	5,025	4,949,625
American Tower Corp., Unsecured Notes,
3.00%, 8/15/12	3,500	6,177,500
Asia Global Crossing Ltd. (Bermuda), Senior Unsecured Notes,
13.38%, 10/15/10(i)(k)	1,644	65,779
Broadview Networks Holdings, Inc., Notes,
11.38%, 9/01/12	6,410	4,935,700
Centennial Communications, Senior Unsecured Notes,
8.13%, 2/01/14	6,230	6,167,700
Cincinnati Bell, Inc., Senior Unsecured Notes,
7.25%, 7/15/13	19,695	17,725,500
Cricket Communications, Inc., Senior Unsecured Notes,
9.38%, 11/01/14	6,090	5,663,700
10.00%, 7/15/15(d)	5,875	5,610,625
DIRECTV Holdings LLC, Senior Unsecured Notes,
7.63%, 5/15/16(d)	3,165	2,864,325
DIRECTV Holdings LLC, Unsecured Notes,
8.38%, 3/15/13	3,150	3,110,625
FiberTower Corp., Notes,
9.00%, 11/15/12(d)	4,290	2,402,400
Frontier Communications Co., Senior Unsecured Notes,
7.88%, 1/15/27	500	375,000
Frontier Communications Corp., Senior Unsecured Notes,
6.25%, 1/15/13	6,925	6,483,531
Inmarsat Finance II Plc (United Kingdom), Senior Unsecured Notes,
0.00%, 11/15/12(j)(k)	1,180	1,162,300
Intelsat Corp., Senior Debentures,
6.88%, 1/15/28	2,690	1,829,200
Intelsat Corp., Senior Unsecured Notes,
9.25%, 6/15/16(d)	6,850	6,302,000
iPCS, Inc., Notes,
4.93%, 5/01/13(f)	7,675	6,255,125
MetroPCS Wireless, Inc., Senior Unsecured Notes,
9.25%, 11/01/14	14,246	13,320,010
Nortel Networks Ltd. (Canda), Senior Unsecured Notes,
7.04%, 7/15/11(f)(k)	6,960	4,645,800
Orascom Telecom Finance SCA (Eygpt), Senior Unsecured Notes,
7.88%, 2/08/14(d)(k)	1,440	1,260,000
ProtoStar I Ltd., Notes,
12.50%, 10/15/12(d)	10,166	9,657,918
Qwest Communications International, Inc., Senior Unsecured Notes,
6.18%, 2/15/09(f)	495	488,813
7.50%, 2/15/14	19,145	16,560,425
Qwest Corp., Debentures,
7.50%, 6/15/23	5,724	4,493,340
7.13%, 11/15/43	1,610	1,078,700
Qwest Corp., Unsecured Notes,
6.07%, 6/15/13(f)	2,000	1,700,000
7.50%, 10/01/14	7,735	6,690,775
6.50%, 6/01/17	3,170	2,536,000
Sprint Capital Corp., Senior Notes,
6.88%, 11/15/28	1,980	1,326,600
Sprint Capital Corp., Senior Unsecured Notes,
7.63%, 1/30/11	18,050	16,425,500
Virgin Media Finance Plc (United Kingdom), Senior Unsecured Notes,
8.75%, 4/15/14(k)	2,665	2,238,600
Virgin Media, Inc., Senior Unsecured Notes,
6.50%, 11/15/16(d)	2,665	1,688,944
West Corp., Senior Subordinated Notes,
11.00%, 10/15/16	8,580	6,177,600
West Corp., Senior Unsecured Notes,
9.50%, 10/15/14	1,965	1,503,225

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	43

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Telecommunications (concluded)
Windstream Corp., Senior Unsecured Notes,
8.13%, 8/01/13		$9,725	$9,238,750
8.63%, 8/01/16		5,830	5,378,175
Windstream Regatta Holdings, Inc., Senior Subordinated Notes,
11.00%, 12/01/17(d)		3,198	1,790,880

			190,280,690

Tires & Rubber — 0.5%
American Tire Distributors, Inc., Senior Unsecured Notes,
9.04%, 4/01/12(f)		1,910	1,604,400
Goodyear Tire & Rubber Co., Senior Unsecured Notes,
7.86%, 8/15/11		1,350	1,312,875
Goodyear Tire & Rubber Co., Unsecured Notes,
6.68%, 12/01/09(f)		1,000	980,000
8.63%, 12/01/11		4,902	4,852,980

			8,750,255

Transportation — 0.6%
Horizon Lines Inc., Senior Unsecured Notes,
4.25%, 8/15/12		6,025	4,541,344
Hornbeck Offshore Services, Inc., Senior Unsecured Notes,
6.13%, 12/01/14		955	871,437
Navios Martime Holding, Inc. (Greece), Senior Unsecured Notes,
9.50%, 12/15/14(k)		1,198	1,102,160
Overseas Shipholding Group, Inc., Debentures,
8.75%, 12/01/13		3,980	3,940,200

			10,455,141

Waste Management — 0.2%
Casella Waste Systems, Inc., Senior Subordinated Notes,
9.75%, 2/01/13		1,225	1,200,500
Waste Services, Inc. (Canada), Senior Subordinated Notes,
9.50%, 4/15/14(k)		1,850	1,813,000

			3,013,500

Total Corporate Bonds — 73.5%			1,198,163,669

Foreign Bonds
Denmark — 0.7%
Nordic Telephone Co. Holdings Aps, Senior Unsecured Notes,
8.88%, 5/01/16(d)	EUR	8,655	7,876,050
10.46%, 5/01/16(f)	EUR	2,400	3,091,521

			10,967,571

Ireland — 0.1%
BCM Ireland Finance Ltd.,
11.58%, 2/15/17(d)(f)	EUR	3,882	2,514,202

United Kingdom — 0.9%
FCE Bank Plc,
7.13%, 1/16/12	EUR	13,500	14,083,365

Total Foreign Bonds — 1.7%			27,565,138

Floating Rate Loan Interests
Air Transportation — 0.0%
Northwest Airlines Corp., Trade Claim Participation,
0.00%, 12/31/49(f)		8,100	20,250

Business Services — 1.6%
Catalina Marketing Corp., Senior Unsecured,
7.53%, 10/09/15(f)		15,058	12,498,140
Turbo Beta Ltd., Dollar Facility,
17.28%, 3/15/18(b)(f)		13,044	12,783,391

			25,281,531

Chemicals — 0.7%
PQ Corp. (aka Niagara Acquisition, Inc.), Loan (Second Lien) (acquired 07/09/08, cost $9,191,250),
9.30%, 7/30/15(f)(m)		10,750	8,868,750
PQ Corp. (aka Niagara Acquisition, Inc.), Term Loan (First Lien),
5.92%, 7/30/14(f)		216	184,359
6.05%, 7/30/14(f)		3,525	3,013,875

			12,066,984

Construction — 0.1%
Building Materials Corp. of America, Term Loan Advance,
5.56%, 2/24/14(f)		2,527	1,962,834

Containers — 0.1%
Berry Plastics Group, Inc., Loan,
9.79%, 6/15/14(f)		4,136	2,274,821

Energy & Utilities — 1.8%
Calpine Corp., First Priority Term Loan,
5.69%, 3/29/14(f)		4,090	3,460,907
MACH Gen LLC, Synthetic L/C Loan (First Lien),
2.55%, 2/22/14(f)		469	415,781
MACH Gen LLC, Term B Loan (First Lien),
4.81%, 2/22/14(f)		4,445	3,942,919
MACH Gen LLC, Term C Loan,
10.31%, 12/31/49(f)		4,057	3,598,916
Texas Competitive Electric Holdings Co. LLC (TXU), Initial Tranche B-1 Term Loan,
5.99%, 10/10/14(f)		315	265,146
6.30%, 10/10/14(f)		984	828,250
Texas Competitive Electric Holdings Co. LLC (TXU), Initial Tranche B-2 Term Loan,
5.99%, 10/10/14(f)		710	599,138
6.17%, 10/10/14(f)		21	17,402
6.30%, 10/10/14(f)		1,992	1,680,569
Texas Competitive Electric Holdings Co. LLC (TXU), Initial Tranche B-3 Term Loan,
5.99%, 10/10/14(f)		1,555	1,308,597
6.17%, 10/10/14(f)		170	142,756
6.30%, 10/10/14(f)		15,068	12,681,492

			28,941,873

Entertainment & Leisure — 0.3%
EB Sports Corp., Loan,
8.98%, 5/01/12(f)		319	277,625
8.99%, 5/01/12(f)		5,834	3,974,900
HIT Entertainment, Inc. (United Kingdom), 2nd Lien,
8.30%, 1/31/13(f)		1,500	1,140,000

			5,392,525

See Notes to Financial Statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Floating Rate Loan Interests
Finance — 2.1%
Affinion Group Holdings, Inc., Loan,
9.87%, 3/01/12(f)	$7,900	$6,517,500
BLB Worldwide Holdings, Inc. (Wembley, Inc.), Second Priority Term Loan,
7.06%, 8/31/12(f)(i)	500	206,896
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposit,
2.70%, 3/31/14(f)	91	78,884
Hawker Beechcraft Acquisition Co. LLC, Term Loan,
4.80%, 3/31/14(f)	1,547	1,346,818
Kabel Deutschland Holdings GMBH (Germany) (EUR), PIK,
11.90%, 12/15/14(f)	2,480	2,660,820
Marsico Parent Co. LLC, Term Loan,
5.50%, 12/15/14(f)	184	147,522
5.81%, 12/15/14(f)	326	260,870
6.25%, 12/15/14(f)	326	260,870
6.81%, 12/15/14(f)	326	260,870
7.00%, 12/15/14(f)	326	260,870
Travelport LLC (AKA Travelport, Inc.) PIK Term Loan,
9.79%, 3/22/12(f)	9,776	5,670,366
Wind Acquisition Holdings Finance S.A. (Luxembourg), Dollar PIK Loan,
10.04%, 12/21/11(f)(k)	6,698	5,893,965
Wind Finance SL S.A. (Luxembourg), Dollar Facility (Second Lien),
9.64%, 12/17/14(f)(k)	2,250	2,182,500
Wind Finance SL S.A. (Luxembourg), Euro Facility (Second Lien),
10.92%, 12/17/14(f)	6,120	8,400,527

		34,149,278

Manufacturing — 1.8%
Allison Transmission, Inc., Term Loan,
5.22%, 8/07/14(f)	918	754,873
5.24%, 8/07/14(f)	162	132,994
5.45%, 8/07/14(f)	3,105	2,554,118
5.47%, 8/07/14(f)	162	132,994
Delphi Corp., Initial Tranche C Loan (DIP),
8.50%, 12/31/08(f)	11,467	9,454,278
Delphi Corp., Subsequent Tranche C Loan (DIP),
8.50%, 12/31/08(f)	1,164	959,330
Navistar International Corp., Revoloving Credit Linked Deposit,
5.89%, 1/19/12(f)	973	833,822
Navistar International Corp., Term Advance,
6.21%, 1/19/12(f)	2,677	2,293,012
Spectrum Brands, Inc., Dollar Term B Loan,
6.46%, 4/12/13(f)	513	374,699
6.79%, 4/12/13-4/15/13(f)	834	608,886
6.80%, 4/12/13-4/15/13(f)	385	281,024
6.67%, 4/15/13(f)	774	564,780
Spectrum Brands, Inc., Letter of Credit,
2.34%, 4/15/13(f)	127	92,610
Stile Acquisition Corp. (aka Masonite), Canadian Term Loan,
6.50%, 4/05/13(f)	6,501	5,036,048
Stile U.S. Acquisition Corp. (aka Masonite), US Term Loan,
5.05%, 4/05/13(f)	1,736	1,345,100
6.00%, 4/05/13(f)	4,331	3,354,937

		28,773,505

Medical & Medical Services — 0.3%
Rotech Healthcare, Inc., Term Loan,
9.14%, 9/26/11(f)	2,885	2,423,301
Talecris Biotherapeutics Holdings Corp., First Lien Term Loan,
6.31%, 3/31/10(f)	1,825	1,724,350

		4,147,651

Motor Vehicles — 1.0%
Dana Holding Corp., Term Advance,
6.75%, 1/31/15(f)	10,260	8,688,564
Ford Motor Co., Term Loan,
5.49%, 12/16/13(f)	6,703	4,380,903
General Motors Corp., Secured Term Loan,
5.16%, 11/17/13(f)	5,735	3,713,699

		16,783,166

Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd. (Canada), Term Loan,
7.50%, 6/12/14(f)(k)	2,000	1,580,000
Verso Paper Finance Holdings LLC, Loan,
9.03%, 2/01/13(f)	6,017	5,535,309

		7,115,309

Publishing & Printing — 1.5%
HMH Publishing Co. Ltd. (aka Education Media), Mezzanine,
11.99%, 11/14/14(f)	21,831	16,372,917
HMH Publishing Co. Ltd. (aka Education Media), Tranche A Term Loan,
6.49%, 11/14/14	8,788	7,667,424

		24,040,341

Retail Merchandising — 0.4%
Bausch & Lomb, Inc., Delayed Draw Term Loan,
1.25%, 4/11/15(f)	536	494,684
6.05%, 4/11/15(f)	804	742,025
Bausch & Lomb, Inc., Parent Term Loan,
6.05%, 4/11/15(f)	5,320	4,909,734

		6,146,443

Semiconductors & Related Devices — 0.1%
Applied Tech Products Corp., Tranche A Term Loan,
9.50%, 10/24/10(b)(f)	357	356,785
Applied Tech Products Corp., Tranche B Term Loan,
0.00%, 4/24/11(b)	669	37,768
Applied Tech Products Corp., Tranche C Term Loan,
0.00%, 10/24/11(b)	266	—
Electrical Components International Holdings Co. (ECI), Term Loan (Second Lien),
12.73%, 5/19/14(f)	1,000	450,000

		844,553

Telecommunications — 0.2%
Hawaiian Telecom Communications, Inc., Tranche C Term Loan,
5.30%, 5/30/14(f)	4,800	3,279,998

Total Floating Rate Loan Interests — 12.4%		201,221,062

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	45

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Shares		Value
Exchange-Traded Funds
iShares Silver Trust(a)	395,000		$4,680,750
SPDR Gold Trust(a)	35,000		2,977,450

			7,658,200

Total Exchange-Traded Funds — 0.5%
Total Long-Term Investments (Cost — $1,723,736,213) — 90.6%			1,475,774,502

	Par/Shares (000)
Short-Term Securities
Federal Home Loan Bank, Discount Notes,
2.24%, 10/01/08(e)(n)	$2,000		2,000,000
2.10%, 10/06/08(n)	41,000		40,988,041
0.75%, 10/09/08(n)	35,000		34,994,167
TCW Money Market Fund,
2.41%(o)	45,954		45,953,658
Institutional Money Market Trust,
3.13%(p)(q)(r)	243		242,720

Total Short-Term Securities (Cost — $124,178,586) — 7.6%			124,178,586

	Contracts
Options Purchased
Call Options Purchased
Marsico Parent Superhold Co. LLC, Strike Price $942.860, Expires 12/31/49)
(Cost — $104,183) — 0.0%	107		179,537

Total Investments Before Options Written (Cost — $1,848,018,982*) — 98.2%			1,600,132,625

Options Written
Call Options Written
SunGard Unsecured Bridge, Strike Price $10.50, Expires 06/01/14	(2,742)		(137,100)

Call Swaptions Written
Pay a fixed rate of 0.900% and receive a floating rate based on CDX.NA.HY.10, expiring November 2008, Broker Credit Suisse International(b)	(4,500	)(s)	(1,267,942)

Put Swaptions Written
Receive a fixed rate of 0.900% and pay a floating rate based on CDX.NA.HY.10, expiring November 2008, Broker Credit Suisse International(b)	(4,500	)(s)	(770,103)

Total Options Written (Premiums received — $2,387,100) — (0.1)%			(2,175,145)

Total Investments Net of Options Written — 98.1%			1,597,957,480
Other Assets in Excess of Liabilities — 1.9%			31,171,342

Net Assets — 100.0%			$1,629,128,822

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,851,988,731

Gross unrealized appreciation	$7,698,186
Gross unrealized depreciation	(259,554,292)

Net unrealized depreciation	$(251,856,106)

(a)	Non-income producing security.

(b)	Security is fair valued by the Board of Trustees.

(c)	Security held in escrow for future payments.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.

(k)	U.S. dollar denominated security issued by foreign domiciled entity.

(l)	Security, or a portion of security, is on loan.

(m)	Restricted security as to resale. As of report date the Portfolio held 0.7% of its net assets, with a current market value of $11,418,750 and an original cost of $11,691,250 in these securities.

(n)	The rate shown is the effective yield on the discount notes at the time of purchase.

(o)	Represents current yield as of report date.

(p)	The rate shown is the effective yield as of report date.

(q)	Security purchased with the cash proceeds from securities loans.

(r)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost		Realized Gain	Income
Institutional Money Market Trust	—	$73,870	*	—	$6,720

*	Represents net sales cost.

(s)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts purchased as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
EUR	760,000	USD	1,116,866	10/23/08	$(44,330)
USD	938,873	CAD	1,000,000	10/23/08	(2,092)
USD	39,866,437	EUR	26,214,540	10/23/08	2,871,660

Total					$2,825,238

See Notes to Financial Statements.

46	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	High Yield Bond Portfolio

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Sold credit default protection on The Goodyear Tire & Rubber Co. and receive 3.75%
Broker, Citibank NA
Expires, December 2009	USD	6,000,000	$36,095
Sold credit default protection on Ford Motor Co. and receive 3.80%
Broker, JP Morgan Chase Bank
Expires, March 2010	USD	6,000,000	(1,445,145)
Sold credit default protection on Ford Motor Co. and receive 3.80%
Broker, Bank of America NA
Expires, March 2010	USD	5,000,000	(1,204,288)
Sold credit default protection on Levi Strauss & Co. and receive 4.74%
Broker, Citibank NA
Expires, March 2010	USD	6,000,000	(9,010)
Sold credit default protection on Ford Motor Co. and receive 5.10%
Broker, Bank of America NA
Expires, December 2010	USD	7,500,000	(2,452,981)
Sold credit default protection on Ford Motor Co. and receive 5.35%
Broker, Deutsche Bank AG
Expires, December 2011	USD	10,000,000	(3,809,255)
Sold credit default protection on Ford Motor Co. and receive 4.65%
Broker, JP Morgan Chase Bank
Expires, March 2012	USD	3,000,000	(691,371)
Bought credit default protection on CDX.NA.HY.10 and pay 5.00%
Broker, JP Morgan Chase Bank
Expires, June 2013	USD	7,500,000	74,043
Bought credit default protection on Harrahs Operating Co. and pay 5.00%
Broker, JP Morgan Chase Bank
Expires, September 2013	USD	7,000,000	645,858
Bought credit default protection on MGM Mirage and pay 8.05%
Broker, Credit Suisse International
Expires, September 2013	USD	3,000,000	146,596
Bought credit default protection on ArvinMeritor, Inc. and pay 7.95%
Broker, Citibank NA
Expires, December 2013	USD	6,000,000	139,073
Bought credit default protection on Arco Chemical Co. and pay 5.00%
Broker, JP Morgan Chase Bank
Expires, December 2013	USD	2,500,000	18,805
Sold credit default protection on Realogy Corp. and receive 5.00%
Broker, Goldman Sachs Capital Markets, L.P.
Expires, June 2014	USD	2,000,000	10,813
Sold credit default protection on Realogy Corp. and receive 5.00%
Broker, Goldman Sachs Capital Markets, L.P.
Expires, June 2014	USD	4,000,000	(98,373)

Total			$(8,639,140)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	47

Statements of Assets and Liabilities

September 30, 2008	Low Duration Bond Portfolio	Total Return Portfolio II	Government Income Portfolio	High Yield Bond Portfolio
Assets
Investments at value - unaffiliated[1,2]	$1,196,477,012	$4,346,374,848	$3,399,560,635	$1,599,889,905
Investments at value - affiliated[3]	15,199,734	34,279,996	360,000,585	242,720
Investments in swap contracts	76,934	—	—	4,286,250
Cash	—	1,335,939	—	780,716
Foreign currency at value[4]	1,870	538,250	—	1,308,173
Unrealized appreciation on swaps	1,114,284	6,846,420	27,051,606	1,071,283
Unrealized appreciation on foreign currency exchange contracts	427,803	8,857,137	—	2,871,660
Investments sold receivable	120,062,812	1,620,184,821	3,746,919,346	6,866,969
Capital shares sold receivable	3,757,715	11,218,417	14,505,472	32,998,919
Principal paydown receivable	908,905	125,490	38,543	—
Dividends receivable	98,854	8,968	337,087	84,143
Interest receivable - affiliated	64,062	—	4	—
Margin variation receivable	52,706	600,896	10,201,686	—
Receivable from advisor	29,457	108	37,526	105,306
Securities lending income receivable - affiliated	—	—	—	1,120
Interest receivable	5,143,147	27,248,901	15,758,017	38,412,566
Prepaid expenses	130,439	172,887	124,392	160,482
Other assets	32,041	3,517	18,972	42,278

Total assets	1,343,577,775	6,057,796,595	7,574,553,871	1,689,122,490

Liabilities
Investments purchased payable	194,193,804	2,392,410,051	3,920,093,826	31,289,768
TBA sale commitments at value[5]	27,821,344	557,058,219	1,232,051,042	—
Capital shares redeemed payable	4,796,675	21,373,743	5,764,001	8,323,592
Income dividends payable	1,740,349	6,227,670	3,708,545	4,110,177
Margin variation payable	1,396,703	411,260	4,028	—
Options written at value[6]	619,275	31,139,648	2,519,141	2,175,145
Bank overdraft	444,861	—	1,066,490	—
Other affiliates payable	283,419	594,480	985,451	580,115
Investment advisory fees payable	188,030	737,145	352,086	439,353
Service and distribution fees payable	139,980	157,717	439,502	302,744
Collateral received for swap contracts	100,000	2,726,621	10,140,000	—
Unrealized depreciation on swaps	91,840	8,811,533	36,889,888	9,710,423
Interest payable	55,629	1,391,798	2,471,797	—
Unrealized depreciation on foreign currency exchange contracts	21,399	1,316,528	—	46,422
Officer’s and Trustees’ fees payable	12,657	2,478	14,947	15,329
Payable for financing transactions	—	161,477,918	983,614,123	—
Reverse repurchase agreements payable	—	64,323,000	—	—
Premiums received for swap contracts	71,119	1,494,540	—	2,460,000
Collateral received at value - securities loaned	—	—	—	242,720
Other accrued expenses payable	293,000	265,853	617,251	297,880

Total liabilities	232,270,084	3,251,920,202	6,200,732,118	59,993,668

Net Assets	$1,111,307,691	$2,805,876,393	$1,373,821,753	$1,629,128,822

Net Assets Consist of
Paid-in capital	$1,242,317,959	$3,134,839,342	$1,513,855,417	$2,107,742,854
Undistributed (distributions in excess of) net investment income	(1,811,697)	(1,171,987)	6,650,639	(3,510,916)
Accumulated net realized loss	(59,057,904)	(40,965,967)	(114,622,793)	(221,484,395)
Net unrealized appreciation/depreciation	(70,140,667)	(286,824,995)	(32,061,510)	(253,618,721)

Net Assets	$1,111,307,691	$2,805,876,393	$1,373,821,753	$1,629,128,822

[1] Investments at cost - unaffiliated	$1,269,109,397	$4,623,434,656	$3,429,480,744	$1,847,776,262
[2] Securities loaned at value	—	—	—	40,720
[3] Investments at cost - affiliated	17,657,862	39,375,974	360,000,599	242,720
[4] Foreign currency at cost	2,047	530,803	—	1,337,474
[5] Proceeds received - TBA sale commitments	28,165,196	559,931,375	1,237,916,852	—
[6] Premiums received - options written	513,449	29,327,777	2,505,100	2,387,100

See Notes to Financial Statements.

48	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities (continued)

September 30, 2008	Low Duration Bond Portfolio	Total Return Portfolio II	Government Income Portfolio	High Yield Bond Portfolio
Net Asset Value
BlackRock:
Net Assets	$302,436,417	$1,418,867,126	$4,547	$369,887,791
Shares outstanding, unlimited number of shares authorized, $0.001 par value	32,404,671	164,344,882	448	55,949,459
Net Asset Value	$9.33	$8.63	$10.15	$6.61
Institutional:
Net Assets	$345,204,145	$995,812,857	$168,550,565	$341,460,662
Shares outstanding, unlimited number of shares authorized, $0.001 par value	36,956,456	115,582,876	16,613,731	51,648,063
Net Asset Value	$9.34	$8.62	$10.15	$6.61
Service:
Net Assets	$250,955,211	$59,641,787	$844,407	$147,533,987
Shares outstanding, unlimited number of shares authorized, $0.001 par value	26,873,966	6,920,179	83,258	22,303,887
Net Asset Value	$9.34	$8.62	$10.14	$6.61
Investor A:
Net Assets	$78,813,411	$220,122,490	$773,274,966	$592,845,483
Shares outstanding, unlimited number of shares authorized, $0.001 par value	8,435,609	25,527,398	76,161,333	89,660,455
Net Asset Value	$9.34	$8.62	$10.15	$6.61
Investor A1:
Net Assets	$34,801,171	—	—	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,724,086	—	—	—
Net Asset Value	$9.34	—	—	—
Investor B:
Net Assets	$15,450,729	$22,500,131	$21,196,357	$38,234,296
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,654,071	2,610,424	2,087,459	5,781,330
Net Asset Value	$9.34	$8.62	$10.15	$6.61
Investor B1:
Net Assets	$812,910	—	$124,733,301	$40,214,585
Shares outstanding, unlimited number of shares authorized, $0.001 par value	87,064	—	12,285,457	6,081,554
Net Asset Value	$9.34	—	$10.15	$6.61
Investor B2:
Net Assets	$7,286,626	—	—	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	780,522	—	—	—
Net Asset Value	$9.34	—	—	—
Investor C:
Net Assets	$45,460,521	$88,762,802	$56,398,465	$60,523,771
Shares outstanding, unlimited number of shares authorized, $0.001 par value	4,868,817	10,338,683	5,563,075	9,147,483
Net Asset Value	$9.34	$8.59	$10.14	$6.62

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	49

Statements of Assets and Liabilities (concluded)

September 30, 2008	Low Duration Bond Portfolio	Total Return Portfolio II	Government Income Portfolio	High Yield Bond Portfolio
Net Asset Value
Investor C1:
Net Assets	$7,634,397	—	$167,821,781	$29,268,801
Shares outstanding, unlimited number of shares authorized, $0.001 par value	817,631	—	16,556,735	4,419,687
Net Asset Value	$9.34	—	$10.14	$6.62
Investor C2:
Net Assets	$22,452,153	—	—	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,404,778	—	—	—
Net Asset Value	$9.34	—	—	—
R:
Net Assets	—	$169,200	$60,997,364	$9,159,446
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	19,615	6,011,322	1,385,924
Net Asset Value	—	$8.63	$10.15	$6.61

See Notes to Financial Statements.

50	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Operations

Year Ended September 30, 2008	Low Duration Bond Portfolio	Total Return Portfolio II	Government Income Portfolio	High Yield Bond Portfolio
Investment Income
Interest	$61,427,293	$185,074,031	$88,284,324	$148,761,067
Securities lending from affiliates	—	—	—	6,720
Dividends	826,203	2,481,788	2,747,781	3,303,544
Income from affiliates	730,195	1,729,586	1,557,879	21,513

Total investment income	62,983,691	189,285,405	92,589,984	152,092,844

Expenses
Investment advisory	5,936,879	14,281,284	7,453,872	8,147,606
Professional	78,582	139,331	90,563	288,636
Custodian	118,317	480,839	534,613	130,341
Administration	814,507	1,873,217	999,917	1,084,707
Registration	164,700	129,437	112,484	147,691
Officer and Trustees	60,064	97,646	69,645	74,721
Administration - class specific	302,008	540,021	349,983	413,897
Printing	393,275	667,840	479,088	543,783
Transfer agent - class specific	1,002,276	1,368,836	3,942,357	2,684,286
Service and distribution - class specific	1,686,684	1,899,269	5,655,180	3,941,930
Miscellaneous	111,355	267,844	150,202	171,331

Total expenses excluding interest expense and excise tax	10,668,647	21,745,564	19,837,904	17,628,929
Interest expense	249,980	14,401,017	8,641,225	587,590
Excise tax	—	—	193,256	—

Total expenses	10,918,627	36,146,581	28,672,385	18,216,519
Less fees waived by advisor	(2,851,012)	(5,391,827)	(2,927,155)	(1,240,029)
Less administration fees waived - class specific	(195,591)	(254,444)	(138,450)	(268,030)
Less transfer agent fees waived - class specific	(15,882)	(12,070)	(9,262)	(188,369)
Less transfer agent fees reimbursed - class specific	(248,633)	(16,486)	(496,169)	(828,267)
Less fees paid indirectly	(599)	(2,645)	(2,243)	(5,981)
Less expenses reimbursed by an affiliate	—	—	(193,256)	—

Total expenses after waivers, reimbursement and fees paid indirectly	7,606,910	30,469,109	24,905,850	15,685,843

Net investment income	55,376,781	158,816,296	67,684,134	136,407,001

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(9,376,998)	40,749,965	71,982,809	(96,036,699)
Investments - affiliated	—	—	(6,896,739)	—
Options written	(1,213,007)	6,477,078	5,219,233	278,700
Futures and swaps	5,246,281	(54,920,289)	(71,460,705)	395,899
Foreign currency	(214,085)	5,242,759	—	(1,397,618)

	(5,557,809)	(2,450,487)	(1,155,402)	(96,759,718)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	(71,389,414)	(275,344,012)	(21,947,046)	(214,995,689)
Investments - affiliated	(2,585,608)	(4,823,876)	(340,260)	—
TBA sale commitments	343,852	(3,705,347)	(1,595,578)	—
Options written	(191,557)	(4,337,941)	(281,783)	211,955
Futures and swaps	2,873,802	3,039,034	8,356,520	(4,785,569)
Foreign currency and other	648,007	3,391,069	—	3,328,059

	(70,300,918)	(281,781,073)	(15,808,147)	(216,241,244)

Total realized and unrealized loss	(75,858,727)	(284,231,560)	(16,963,549)	(313,000,962)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,481,946)	$(125,415,264)	$50,720,585	$(176,593,961)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	51

Statements of Changes in Net Assets

	Low Duration Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007
Operations
Net investment income	$55,376,781	$50,553,432
Net realized gain (loss)	(5,557,809)	(380,552)
Net change in unrealized appreciation/depreciation	(70,300,918)	9,427,837

Net increase (decrease) in net assets resulting from operations	(20,481,946)	59,600,717

Dividends to Shareholders From
Net investment income:
BlackRock	(17,225,060)	(22,382,963)
Institutional	(17,018,579)	(8,798,883)
Service	(11,191,254)	(10,072,670)
Investor A	(3,464,449)	(2,890,889)
Investor A1	(1,705,731)	(1,807,012)
Investor B	(685,043)	(895,446)
Investor B1	(42,634)	(59,765)
Investor B2	(396,781)	(575,610)
Investor C	(1,407,334)	(1,419,704)
Investor C1	(340,506)	(393,422)
Investor C2	(1,075,556)	(1,183,677)
R	—	—

Decrease in net assets resulting from dividends to shareholders	(54,552,927)	(50,480,041)

Capital Share Transactions
Net increase (decrease) in net assets derived from share transactions	68,837,208	(51,566,388)

Redemption Fees
Redemption fees	—	—

Net Assets
Total increase (decrease) in net assets	(6,197,665)	(42,445,712)
Beginning of year	1,117,505,356	1,159,951,068

End of year	$1,111,307,691	$1,117,505,356

End of year undistributed (distributions in excess of) net investment income	$(1,811,697)	$(735,675)

See Notes to Financial Statements.

52	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Portfolio II		Government Income Portfolio		High Yield Bond Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2008	2007	2008	2007	2008	2007
$158,816,296	$144,360,386	$67,684,134	$82,475,072	$136,407,001	$119,977,534
(2,450,487)	(14,696,446)	(1,155,402)	(55,114,748)	(96,759,718)	20,770,204
(281,781,073)	873,134	(15,808,147)	(19,898,337)	(216,241,244)	(28,715,948)

(125,415,264)	130,537,074	50,720,585	7,461,987	(176,593,961)	112,031,790

(77,400,269)	(74,995,106)	(4,880)	(402,179)	(29,537,005)	(22,649,359)
(57,596,457)	(50,001,662)	(11,391,530)	(13,454,580)	(30,560,620)	(15,725,462)
(3,251,313)	(2,935,493)	(43,611)	(22,326)	(13,912,014)	(21,200,150)
(10,721,294)	(10,572,536)	(41,063,818)	(46,792,803)	(50,409,725)	(38,685,184)
—	—	—	—	—	—
(1,067,494)	(1,214,988)	(879,726)	(1,087,818)	(3,895,833)	(5,048,029)
—	—	(6,122,010)	(7,540,627)	(4,937,019)	(6,384,032)
—	—	—	—	—	—
(3,339,507)	(2,527,134)	(1,687,133)	(1,354,655)	(4,992,257)	(4,103,426)
—	—	(7,519,403)	(7,812,186)	(2,789,780)	(3,137,576)
—	—	—	—	—	—
(5,302)	(809)	(2,480,847)	(1,601,515)	(707,012)	(340,595)

(153,381,636)	(142,247,728)	(71,192,958)	(80,068,689)	(141,741,265)	(117,273,813)

(144,774,323)	381,746,075	(261,992,557)	1,342,902,414	216,838,453	547,096,184

—	—	—	—	80,383	96,684

(423,571,223)	370,035,421	(282,464,930)	1,270,295,712	(101,416,390)	541,950,845
3,229,447,616	2,859,412,195	1,656,286,683	385,990,971	1,730,545,212	1,188,594,367

$2,805,876,393	$3,229,447,616	$1,373,821,753	$1,656,286,683	$1,629,128,822	$1,730,545,212

$(1,171,987)	$(5,539,101)	$6,650,639	$3,916,601	$(3,510,916)	$2,388,892

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	53

Financial Highlights

	Low Duration Bond Portfolio
	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.95	$9.86	$9.92	$10.09	$10.23

Net investment income[1]	0.47	0.44	0.40	0.32	0.23
Net realized and unrealized gain (loss)	(0.63)	0.09	(0.05)	(0.17)	(0.12)

Net increase (decrease) from investment operations	(0.16)	0.53	0.35	0.15	0.11

Dividends and distributions from:
Net investment income	(0.46)	(0.44)	(0.41)	(0.32)	(0.21)
Net realized gain	—	—	—	—	(0.04)

Total dividends and distributions	(0.46)	(0.44)	(0.41)	(0.32)	(0.25)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—

Net asset value, end of year	$9.33	$9.95	$9.86	$9.92	$10.09

Total Investment Return
Based on net asset value	(1.68)%	5.55%	3.61%	1.49%[3]	1.18%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%

Total expenses after waivers, reimbursement and fees paid indirectly	0.42%	0.40%	0.41%	0.40%	0.40%

Total expenses	0.69%	0.66%	0.68%	0.68%	0.65%

Net investment income	4.79%	4.50%	4.02%	3.22%	2.25%

Supplemental Data
Net assets, end of year (000)	$302,436	$419,426	$540,714	$543,043	$772,355

Portfolio turnover	149%[4]	148%	72%	127%	216%

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.96	$9.87	$9.93	$10.09	$10.23

Net investment income[1]	0.47	0.44	0.38	0.31	0.21
Net realized and unrealized gain (loss)	(0.63)	0.09	(0.04)	(0.17)	(0.11)

Net increase (decrease) from investment operations	(0.16)	0.53	0.34	0.14	0.10

Dividends and distributions from:
Net investment income	(0.46)	(0.44)	(0.40)	(0.30)	(0.20)
Net realized gain	—	—	—	—	(0.04)

Total dividends and distributions	(0.46)	(0.44)	(0.40)	(0.30)	(0.24)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—

Net asset value, end of year	$9.34	$9.96	$9.87	$9.93	$10.09

Total Investment Return
Based on net asset value	(1.73)%	5.50%	3.51%	1.43%[3]	1.03%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.45%	0.44%	0.49%	0.55%	0.55%

Total expenses after waivers, reimbursement and fees paid indirectly	0.47%	0.44%	0.50%	0.55%	0.55%

Total expenses	0.78%	0.67%	0.73%	0.80%	0.78%

Net investment income	4.74%	4.46%	3.88%	3.07%	2.09%

Supplemental Data
Net assets, end of year (000)	$345,204	$223,922	$218,192	$378,712	$477,622

Portfolio turnover	149%[4]	148%	72%	127%	216%

See Notes to Financial Statements.

54	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.96	$9.87	$9.93	$10.09	$10.23

Net investment income[1]	0.43	0.41	0.35	0.28	0.19
Net realized and unrealized gain (loss)	(0.62)	0.09	(0.04)	(0.16)	(0.12)

Net increase (decrease) from investment operations	(0.19)	0.50	0.31	0.12	0.07

Dividends and distributions from:
Net investment income	(0.43)	(0.41)	(0.37)	(0.28)	(0.17)
Net realized gain	—	—	—	—	(0.04)

Total dividends and distributions	(0.43)	(0.41)	(0.37)	(0.28)	(0.21)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—

Net asset value, end of year	$9.34	$9.96	$9.87	$9.93	$10.09

Total Investment Return
Based on net asset value	(2.06)%	5.17%	3.19%	1.17%[3]	0.73%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.79%	0.76%	0.81%	0.81%	0.84%

Total expenses after waivers, reimbursement and fees paid indirectly	0.81%	0.76%	0.82%	0.81%	0.84%

Total expenses	1.04%	0.99%	1.04%	1.05%	1.07%

Net investment income	4.41%	4.14%	3.59%	2.82%	1.83%

Supplemental Data
Net assets, end of year (000)	$250,955	$251,037	$246,965	$377,470	$345,733

Portfolio turnover	149%[4]	148%	72%	127%	216%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	55

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Investor A					Investor A1
	Year Ended September 30,					Year Ended September 30,	Period October 2, 2006[1] - September 30,
	2008	2007	2006	2005	2004	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$9.87	$9.93	$10.10	$10.24	$9.96	$9.88

Net investment income[2]	0.43	0.41	0.35	0.28	0.18	0.45	0.42
Net realized and unrealized gain (loss)	(0.63)	0.09	(0.04)	(0.17)	(0.12)	(0.63)	0.08

Net increase (decrease) from investment operations	(0.20)	0.50	0.31	0.11	0.06	(0.18)	0.50

Dividends and distributions from:
Net investment income	(0.42)	(0.41)	(0.37)	(0.28)	(0.16)	(0.44)	(0.42)
Net realized gain	—	—	—	—	(0.04)	—	—

Total dividends and distributions	(0.42)	(0.41)	(0.37)	(0.28)	(0.20)	(0.44)	(0.42)

Redemption fees added to paid-in capital	—	—	—	0.00 [3]	—	—	—
Net asset value, end of period	$9.34	$9.96	$9.87	$9.93	$10.10	$9.34	$9.96

Total Investment Return
Based on net asset value[4]	(2.08)%	5.15%	3.18%	1.07%[5]	0.69%	(1.90)%	5.18%[6]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.81%	0.78%	0.81%	0.81%	0.88%	0.62%	0.62%[7]

Total expenses after waivers, reimbursement and fees paid indirectly	0.83%	0.78%	0.82%	0.81%	0.88%	0.64%	0.62%[7]

Total expenses	1.10%	1.06%	1.19%	1.15%	1.27%	0.92%	0.91%[7]

Net investment income	4.38%	4.14%	3.58%	2.81%	1.74%	4.58%	4.28%[7]

Supplemental Data
Net assets, end of period (000)	$78,813	$72,651	$72,077	$75,652	$87,317	$34,801	$39,579

Portfolio turnover	149%[8]	148%	72%	127%	216%	149%[8]	148%

See Notes to Financial Statements.

56	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Investor B					Investor B1		Investor B2
	Year Ended September 30,					Year Ended September 30,	Period October 2, 2006[1] - September 30,	Year Ended September 30,	Period October 2, 2006[1] - September 30,
	2008	2007	2006	2005	2004	2008	2007	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$9.87	$9.93	$10.09	$10.23	$9.95	$9.87	$9.95	$9.87

Net investment income[2]	0.36	0.34	0.28	0.21	0.10	0.39	0.36	0.42	0.40
Net realized and unrealized gain (loss)	(0.63)	0.09	(0.05)	(0.17)	(0.11)	(0.62)	0.07	(0.62)	0.08

Net increase (decrease) from investment operations	(0.27)	0.43	0.23	0.04	(0.01)	(0.23)	0.43	(0.20)	0.48

Dividends and distributions from:
Net investment income	(0.35)	(0.34)	(0.29)	(0.20)	(0.09)	(0.38)	(0.35)	(0.41)	(0.40)
Net realized gain	—	—	—	—	(0.04)	—	—	—	—

Total dividends and distributions	(0.35)	(0.34)	(0.29)	(0.20)	(0.13)	(0.38)	(0.35)	(0.41)	(0.40)

Redemption fees added to paid-in capital	—	—	—	0.00 [3]	—	—	—	—	—

Net asset value, end of period	$9.34	$9.96	$9.87	$9.93	$10.09	$9.34	$9.95	$9.34	$9.95

Total Investment Return
Based on net asset value[4]	(2.81)%	4.41%	2.41%	0.41%[5]	(0.06)%	(2.45)%	4.49%[6]	(2.10)%	4.93%[6]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.56%	1.49%	1.56%	1.56%	1.63%	1.29%	1.29%[7]	0.93%	0.86%[7]

Total expenses after waivers, reimbursement and fees paid indirectly	1.58%	1.49%	1.57%	1.56%	1.63%	1.31%	1.29%[7]	0.96%	0.86%[7]

Total expenses	1.84%	1.78%	1.86%	1.81%	1.92%	1.66%	1.70%[7]	1.26%	1.33%[7]

Net investment income	3.65%	3.42%	2.83%	2.06%	1.00%	3.93%	3.62%[7]	4.27%	4.04%[7]

Supplemental Data
Net assets, end of period (000)	$15,451	$22,288	$31,938	$45,942	$66,253	$813	$1,435	$7,287	$11,538

Portfolio turnover	149%[8]	148%	72%	127%	216%	149%[8]	148%	149%[8]	148%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.005 per share.

4	Total investment returns exclude the effects of sales charges.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	57

Financial Highlights (continued)

	Low Duration Bond Portfolio
	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.95	$9.87	$9.93	$10.09	$10.23

Net investment income[1]	0.36	0.34	0.28	0.21	0.10
Net realized and unrealized gain (loss)	(0.62)	0.08	(0.05)	(0.17)	(0.11)

Net increase (decrease) from investment operations	(0.26)	0.42	0.23	0.04	(0.01)

Dividends and distributions from:
Net investment income	(0.35)	(0.34)	(0.29)	(0.20)	(0.09)
Net realized gain	—	—	—	—	(0.04)

Total dividends and distributions	(0.35)	(0.34)	(0.29)	(0.20)	(0.13)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—

Net asset value, end of year	$9.34	$9.95	$9.87	$9.93	$10.09

Total Investment Return
Based on net asset value[3]	(2.71)%	4.30%	2.42%	0.41%[4]	(0.06)%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.55%	1.49%	1.56%	1.57%	1.63%

Total expenses after waivers, reimbursement and fees paid indirectly	1.57%	1.49%	1.57%	1.57%	1.63%

Total expenses	1.81%	1.75%	1.84%	1.81%	1.93%

Net investment income	3.65%	3.42%	2.84%	2.06%	0.98%

Supplemental Data
Net assets, end of year (000)	$45,461	$38,222	$50,065	$72,085	$124,548

Portfolio turnover	149%[5]	148%	72%	127%	216%

	Investor C1		Investor C2
	Year Ended September 30,	Period October 2, 2006[6] - September 30,	Year Ended September 30,	Period October 2, 2006[6] - September 30,
	2008	2007	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$9.87	$9.95	$9.87

Net investment income[1]	0.38	0.35	0.42	0.39
Net realized and unrealized gain (loss)	(0.62)	0.09	(0.62)	0.08

Net increase (decrease) from investment operations	(0.24)	0.44	(0.20)	0.47

Dividends and distributions from net investment income	(0.38)	(0.35)	(0.41)	(0.39)

Redemption fees added to paid-in capital	—	—	—	—

Net asset value, end of period	$9.34	$9.96	$9.34	$9.95

Total Investment Return
Based on net asset value[3]	(2.56)%	4.57%[7]	(2.07)%	4.88%[7]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.30%	1.33%[8]	0.91%	0.91%[8]

Total expenses after waivers, reimbursement and fees paid indirectly	1.32%	1.33%[8]	0.93%	0.91%[8]

Total expenses	1.56%	1.55%[8]	1.16%	1.17%[8]

Net investment income	3.91%	3.58%[8]	4.30%	4.00%[8]

Supplemental Data
Net assets, end of period (000)	$7,634	$9,833	$22,452	$27,574

Portfolio turnover	149%[5]	148%	149%[5]	148%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

6	Commencement of operations.

7	Aggregate total investment return.

8	Annualized.

See Notes to Financial Statements.

58	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Total Return Portfolio II
	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.47	$9.51	$9.64	$9.76	$10.03

Net investment income[1]	0.49	0.45	0.43	0.40	0.40
Net realized and unrealized loss	(0.86)	(0.05)	(0.08)	(0.11)	(0.06)

Net increase (decrease) from investment operations	(0.37)	0.40	0.35	0.29	0.34

Dividends and distributions from:
Net investment income	(0.47)	(0.44)	(0.43)	(0.39)	(0.36)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.47)	(0.44)	(0.48)	(0.41)	(0.61)

Net asset value, end of year	$8.63	$9.47	$9.51	$9.64	$9.76

Total Investment Return
Based on net asset value	(4.18)%	4.33%	3.74%	2.96%	3.83%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.40%	0.40%	0.40%	0.40%	0.40%

Total expenses after waivers, reimbursement and fees paid indirectly	0.86%	0.44%	0.40%	0.40%	0.40%

Total expenses	1.05%	0.63%	0.61%	0.64%	0.63%

Net investment income	5.18%	4.74%	4.51%	4.13%	4.13%

Supplemental Data
Net assets, end of year (000)	$1,418,867	$1,613,031	$1,619,004	$1,543,861	$1,400,826

Portfolio turnover	1,007%[2]	324%	197%	351%	360%

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.45	$9.49	$9.62	$9.74	$10.01

Net investment income[1]	0.48	0.44	0.42	0.39	0.39
Net realized and unrealized loss	(0.85)	(0.05)	(0.08)	(0.12)	(0.04)

Net increase (decrease) from investment operations	(0.37)	0.39	0.34	0.27	0.35

Dividends and distributions from:
Net investment income	(0.46)	(0.43)	(0.42)	(0.37)	(0.37)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.46)	(0.43)	(0.47)	(0.39)	(0.62)

Net asset value, end of year	$8.62	$9.45	$9.49	$9.62	$9.74

Total Investment Return
Based on net asset value	(4.17)%	4.26%	3.66%	2.81%	3.68%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.49%	0.48%	0.47%	0.55%	0.55%

Total expenses after waivers, reimbursement and fees paid indirectly	0.95%	0.52%	0.47%	0.55%	0.55%

Total expenses	1.12%	0.70%	0.66%	0.77%	0.76%

Net investment income	5.10%	4.67%	4.46%	4.00%	3.97%

Supplemental Data
Net assets, end of year (000)	$995,813	$1,210,031	$773,866	$614,700	$697,687

Portfolio turnover	1,007%[2]	324%	197%	351%	360%

1	Based on average shares outstanding.

2	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	59

Financial Highlights (continued)

	Total Return Portfolio II
	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.46	$9.49	$9.62	$9.74	$10.01

Net investment income[1]	0.46	0.42	0.39	0.36	0.36
Net realized and unrealized loss	(0.86)	(0.04)	(0.07)	(0.11)	(0.04)

Net increase (decrease) from investment operations	(0.40)	0.38	0.32	0.25	0.32

Dividends and distributions from:
Net investment income	(0.44)	(0.41)	(0.40)	(0.35)	(0.34)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.44)	(0.41)	(0.45)	(0.37)	(0.59)

Net asset value, end of year	$8.62	$9.46	$9.49	$9.62	$9.74

Total Investment Return
Based on net asset value	(4.48)%	4.10%	3.38%	2.54%	3.38%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.69%	0.73%	0.76%	0.81%	0.84%

Total expenses after waivers, reimbursement and fees paid indirectly	1.14%	0.77%	0.76%	0.81%	0.84%

Total expenses	1.34%	1.03%	0.95%	1.03%	1.05%

Net investment income	4.90%	4.40%	4.16%	3.73%	3.69%

Supplemental Data
Net assets, end of year (000)	$59,642	$60,380	$127,902	$158,200	$152,085

Portfolio turnover	1,007%[2]	324%	197%	351%	360%

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.46	$9.50	$9.63	$9.75	$10.01

Net investment income[1]	0.45	0.41	0.39	0.36	0.35
Net realized and unrealized loss	(0.86)	(0.05)	(0.08)	(0.11)	(0.02)

Net increase (decrease) from investment operations	(0.41)	0.36	0.31	0.25	0.33

Dividends and distributions from:
Net investment income	(0.43)	(0.40)	(0.39)	(0.35)	(0.34)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.43)	(0.40)	(0.44)	(0.37)	(0.59)

Net asset value, end of year	$8.62	$9.46	$9.50	$9.63	$9.75

Total Investment Return
Based on net asset value[3]	(4.58)%	3.91%	3.32%	2.54%	3.44%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.88%

Total expenses after waivers, reimbursement and fees paid indirectly	1.27%	0.85%	0.81%	0.81%	0.88%

Total expenses	1.45%	1.08%	1.11%	1.13%	1.23%

Net investment income	4.78%	4.34%	4.11%	3.72%	3.65%

Supplemental Data
Net assets, end of year (000)	$220,122	$236,934	$236,621	$214,196	$132,561

Portfolio turnover	1,007%[2]	324%	197%	351%	360%

See Notes to Financial Statements.

60	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Total Return Portfolio II
	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.46	$9.49	$9.62	$9.75	$10.01

Net investment income[1]	0.37	0.34	0.31	0.29	0.28
Net realized and unrealized loss	(0.85)	(0.04)	(0.08)	(0.13)	(0.02)

Net increase (decrease) from investment operations	(0.48)	0.30	0.23	0.16	0.26

Dividends and distributions from:
Net investment income	(0.36)	(0.33)	(0.31)	(0.27)	(0.27)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.36)	(0.33)	(0.36)	(0.29)	(0.52)

Net asset value, end of year	$8.62	$9.46	$9.49	$9.62	$9.75

Total Investment Return
Based on net asset value[3]	(5.34)%	3.21%	2.49%	1.67%	2.66%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.61%	1.59%	1.62%	1.56%	1.63%

Total expenses after waivers, reimbursement and fees paid indirectly	2.09%	1.63%	1.62%	1.56%	1.63%

Total expenses	2.26%	1.81%	1.81%	1.78%	1.88%

Net investment income	3.98%	3.57%	3.31%	2.97%	2.88%

Supplemental Data
Net assets, end of year (000)	$22,500	$30,054	$38,797	$49,389	$56,758

Portfolio turnover	1,007%[2]	324%	197%	351%	360%

	Investor C					R
	Year Ended September 30,					Year Ended September 30,	Period October 2, 2006[4] - September 30,
	2008	2007	2006	2005	2004	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.42	$9.50	$9.63	$9.75	$10.02	$9.47	$9.51

Net investment income[1]	0.38	0.34	0.31	0.29	0.28	0.43	0.38
Net realized and unrealized loss	(0.85)	(0.09)	(0.07)	(0.12)	(0.03)	(0.86)	(0.05)

Net increase (decrease) from investment operations	(0.47)	0.25	0.24	0.17	0.25	(0.43)	0.33

Dividends and distributions from:
Net investment income	(0.36)	(0.33)	(0.32)	(0.27)	(0.27)	(0.41)	(0.37)
Net realized gain	—	—	(0.05)	(0.02)	(0.25)	—	—

Total dividends and distributions	(0.36)	(0.33)	(0.37)	(0.29)	(0.52)	(0.41)	(0.37)

Net asset value, end of period	$8.59	$9.42	$9.50	$9.63	$9.75	$8.63	$9.47

Total Investment Return
Based on net asset value[3]	(5.22)%	2.71%	2.52%	1.77%	2.56%	(4.82)%	3.59%[5]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.57%	1.54%	1.59%	1.56%	1.62%	1.02%	1.10%[6]

Total expenses after waivers, reimbursement and fees paid indirectly	2.02%	1.58%	1.59%	1.56%	1.62%	1.48%	1.14%[6]

Total expenses	2.19%	1.76%	1.78%	1.78%	1.87%	1.74%	1.40%[6]

Net investment income	4.04%	3.61%	3.33%	2.93%	2.89%	4.60%	4.08%[6]

Supplemental Data
Net assets, end of period (000)	$88,763	$78,995	$63,223	$73,954	$85,717	$169	$23

Portfolio turnover	1,007%[2]	324%	197%	351%	360%	1,007%[2]	324%

1	Based on average shares outstanding.

2	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

3	Total investment returns exclude the effects of sales charges.

4	Commencement of operations.

5	Aggregate total investment return.

6	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	61

Financial Highlights (continued)

	Government Income Portfolio
	BlackRock					Institutional
	Year Ended September 30,					Year Ended September 30,	Period October 2, 2006[1] - September 30,
	2008	2007	2006	2005	2004	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.75	$10.91	$11.18	$11.34	$10.33	$10.73

Net investment income[2]	0.53	0.55	0.50	0.48	0.47	0.50	0.53
Net realized and unrealized loss	(0.17)	(0.46)	(0.19)	(0.21)	(0.05)	(0.16)	(0.42)

Net increase from investment operations	0.36	0.09	0.31	0.27	0.42	0.34	0.11

Dividends and distributions from:
Net investment income	(0.55)	(0.50)	(0.47)	(0.52)	(0.42)	(0.52)	(0.51)
Tax return of capital	—	—	—	(0.02)	—	—	—
Net realized gain	—	—	—	—	(0.16)	—	—

Total dividends and distributions	(0.55)	(0.50)	(0.47)	(0.54)	(0.58)	(0.52)	(0.51)

Net asset value, end of period	$10.15	$10.34	$10.75	$10.91	$11.18	$10.15	$10.33

Total Investment Return
Based on net asset value	3.39%	1.19%	2.96%	2.43%	3.85%	3.24%	1.05%[3]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	0.45%	0.45%	0.45%	0.45%	0.44%	0.70%	0.67%[4]

Total expenses after waivers, reimbursement and fees paid indirectly	0.62%	0.59%	0.45%	0.45%	0.44%	1.16%	0.94%[4]

Total expenses	0.91%	0.78%	0.70%	0.77%	0.78%	1.50%	1.12%[4]

Net investment income	5.03%	5.13%	4.65%	4.35%	4.25%	4.76%	5.00%[4]

Supplemental Data
Net assets, end of period (000)	$5	$6	$9,440	$9,164	$10,899	$168,551	$272,012

Portfolio turnover	5,424%[5]	1,659%	551%	662%	345%	5,424%[5]	1,659%

See Notes to Financial Statements.

62	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Government Income Portfolio
	Service				Investor A
	Year Ended September 30,			Period October 27, 2004[1] - September 30,	Year Ended September 30,
	2008	2007	2006	2005	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.74	$10.90	$11.21	$10.34	$10.75	$10.91	$11.18	$11.33

Net investment income[2]	0.49	0.53	0.46	0.40	0.48	0.50	0.45	0.43	0.40
Net realized and unrealized loss	(0.16)	(0.44)	(0.19)	(0.24)	(0.17)	(0.42)	(0.19)	(0.21)	(0.03)

Net increase from investment operations	0.33	0.09	0.27	0.16	0.31	0.08	0.26	0.22	0.37

Dividends and distributions from:
Net investment income	(0.52)	(0.50)	(0.43)	(0.45)	(0.50)	(0.49)	(0.42)	(0.47)	(0.36)
Tax return of capital	—	—	—	(0.02)	—	—	—	(0.02)	—
Net realized gain	—	—	—	—	—	—	—	—	(0.16)

Total dividends and distributions	(0.52)	(0.50)	(0.43)	(0.47)	(0.50)	(0.49)	(0.42)	(0.49)	(0.52)

Net asset value, end of period	$10.14	$10.33	$10.74	$10.90	$10.15	$10.34	$10.75	$10.91	$11.18

Total Investment Return
Based on net asset value	3.08%	0.86%	2.57%	1.46%[3]	2.92%[6]	0.73%[6]	2.52%[6]	2.01%[6]	3.34%[6]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	0.76%	0.72%	0.82%	0.85%[4]	0.92%	0.92%	0.89%	0.86%	0.98%

Total expenses after waivers, reimbursement and fees paid indirectly	1.40%	1.19%	0.82%	0.85%[4]	1.49%	1.20%	0.89%	0.86%	0.98%

Total expenses	1.60%	6.95%	1.05%	1.15%[4]	1.69%	1.40%	1.20%	1.26%	1.38%

Net investment income	4.65%	5.06%	4.28%	3.95%[4]	4.51%	4.75%	4.22%	3.92%	3.63%

Supplemental Data
Net assets, end of period (000)	$844	$768	$133	$212,963	$773,275	$928,828	$310,258	$247,380	$126,332

Portfolio turnover	5,424%[5]	1,659%	551%	662%	5,424%[5]	1,659%	551%	662%	345%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Annualized.

5	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

6	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	63

Financial Highlights (continued)

	Government Income Portfolio
	Investor B					Investor B1
	Year Ended September 30,					Year Ended September 30,	Period October 2, 2006[1] - September 30,
	2008	2007	2006	2005	2004	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.75	$10.91	$11.18	$11.33	$10.34	$10.74

Net investment income[2]	0.39	0.42	0.36	0.35	0.31	0.42	0.44
Net realized and unrealized loss	(0.16)	(0.42)	(0.18)	(0.21)	(0.03)	(0.17)	(0.41)

Net increase from investment operations	0.23	—	0.18	0.14	0.28	0.25	0.03

Dividends and distributions from:
Net investment income	(0.42)	(0.41)	(0.34)	(0.39)	(0.27)	(0.44)	(0.43)
Tax return of capital	—	—	—	(0.02)	—	—	—
Net realized gain	—	—	—	—	(0.16)	—	—

Total dividends and distributions	(0.42)	(0.41)	(0.34)	(0.41)	(0.43)	(0.44)	(0.43)

Net asset value, end of period	$10.15	$10.34	$10.75	$10.91	$11.18	$10.15	$10.34

Total Investment Return
Based on net asset value[3]	2.09%	(0.04)%	1.67%	1.25%	2.57%	2.37%	0.26%[4]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	1.72%	1.68%	1.72%	1.61%	1.73%	1.45%	1.46%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	2.31%	1.92%	1.72%	1.61%	1.73%	2.01%	1.71%[5]

Total expenses	2.51%	2.09%	1.94%	1.90%	2.03%	2.24%	2.00%[5]

Net investment income	3.74%	3.99%	3.37%	3.20%	2.81%	3.98%	4.22%[5]

Supplemental Data
Net assets, end of period (000)	$21,196	$24,133	$32,098	$42,479	$44,786	$124,733	$161,302

Portfolio turnover	5,424%[6]	1,659%	551%	662%	345%	5,424%[6]	1,659%

See Notes to Financial Statements.

64	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Government Income Portfolio
	Investor C					Investor C1		R
	Year Ended September 30,					Year Ended September 30,	Period October 2, 2006[1] - September 30,	Year Ended September 30,	Period October 2, 2006[1] - September 30,
	2008	2007	2006	2005	2004	2008	2007	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.73	$10.89	$11.16	$11.31	$10.32	$10.72	$10.33	$10.74

Net investment income[2]	0.38	0.42	0.37	0.35	0.31	0.41	0.44	0.44	0.47
Net realized and unrealized loss on investments	(0.16)	(0.41)	(0.19)	(0.21)	(0.03)	(0.15)	(0.42)	(0.15)	(0.42)

Net increase from investment operations	0.22	0.01	0.18	0.14	0.28	0.26	0.02	0.29	0.05

Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.34)	(0.39)	(0.27)	(0.44)	(0.42)	(0.47)	(0.46)
Tax return of capital	—	—	—	(0.02)	—	—	—	—	—
Net realized gain	—	—	—	—	(0.16)	—	—	—	—

Total dividends and distributions	(0.41)	(0.41)	(0.34)	(0.41)	(0.43)	(0.44)	(0.42)	(0.47)	(0.46)

Net asset value, end of period	$10.14	$10.33	$10.73	$10.89	$11.16	$10.14	$10.32	$10.15	$10.33

Total Investment Return
Based on net asset value	2.01%[3]	0.05%[3]	1.76%[3]	1.25%[3]	2.57%[3]	2.39%[3]	0.19%[3,4]	2.71%	0.41%[4]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense and excise tax	1.80%	1.68%	1.63%	1.61%	1.73%	1.53%	1.53%[5]	1.21%	1.21%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	2.42%	1.95%	1.63%	1.61%	1.73%	2.10%	1.80%[5]	1.80%	1.51%[5]

Total expenses	2.65%	2.13%	1.85%	1.90%	2.03%	2.41%	2.16%[5]	2.14%	1.86%[5]

Net investment income	3.70%	4.01%	3.48%	3.19%	2.81%	3.90%	4.16%[5]	4.21%	4.51%[5]

Supplemental Data
Net assets, end of period (000)	$56,398	$36,207	$34,062	$31,840	$26,036	$167,822	$185,006	$60,997	$48,025

Portfolio turnover	5,424%[6]	1,659%	551%	662%	345%	5,424%[6]	1,659%	5,424%[6]	1,659%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Annualized.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	65

Financial Highlights (continued)

	High Yield Bond Portfolio
	BlackRock
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.92	$8.09	$8.14	$7.74

Net investment income[1]	0.62	0.63	0.58	0.64	0.62
Net realized and unrealized gain (loss)	(1.34)	0.04	0.00 [2]	0.05	0.37

Net increase (decrease) from investment operations	(0.72)	0.67	0.58	0.69	0.99

Dividends and distributions from:
Net investment income	(0.65)	(0.61)	(0.61)	(0.60)	(0.59)
Net realized gain	—	—	(0.14)	(0.14)	—

Total dividends and distributions	(0.65)	(0.61)	(0.75)	(0.74)	(0.59)

Redemption fees added to paid-in capital[2]	—	—	—	—	—

Net asset value, end of year	$6.61	$7.98	$7.92	$8.09	$8.14

Total Investment Return

Based on net asset value[3]	(9.61)%	8.66%	7.67%	8.69%	13.20%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%

Total expenses after waivers, reimbursement and fees paid indirectly	0.58%	0.60%	0.55%	0.55%	0.55%

Total expenses	0.68%	0.72%	0.71%	0.77%	0.73%

Net investment income	8.38%	7.75%	7.41%	7.91%	7.71%

Supplemental Data
Net assets, end of year (000)	$369,888	$317,610	$219,996	$169,532	$126,976

Portfolio turnover	65%	69%	105%	129%	172%

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.92	$8.09	$8.14	$7.74

Net investment income[1]	0.62	0.62	0.58	0.63	0.61
Net realized and unrealized gain (loss)	(1.35)	0.05	(0.01)	0.04	0.37

Net increase (decrease) from investment operations	(0.73)	0.67	0.57	0.67	0.98

Dividends and distributions from:
Net investment income	(0.64)	(0.61)	(0.60)	(0.58)	(0.58)
Net realized gain	—	—	(0.14)	(0.14)	—

Total dividends and distributions	(0.64)	(0.61)	(0.74)	(0.72)	(0.58)

Redemption fees added to paid-in capital[2]	—	—	—	—	—

Net asset value, end of year	$6.61	$7.98	$7.92	$8.09	$8.14

Total Investment Return

Based on net asset value[3]	(9.66)%	8.59%	7.57%	8.53%	13.03%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.61%	0.61%	0.63%	0.70%	0.70%

Total expenses after waivers, reimbursement and fees paid indirectly	0.64%	0.66%	0.64%	0.70%	0.70%

Total expenses	0.71%	0.73%	0.76%	0.89%	0.85%

Net investment income	8.31%	7.68%	7.35%	7.75%	7.63%

Supplemental Data
Net assets, end of year (000)	$341,461	$372,129	$174,190	$165,805	$162,166

Portfolio turnover	65%	69%	105%	129%	172%

See Notes to Financial Statements.

66	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	High Yield Bond Portfolio
	Service
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.93	$8.09	$8.14	$7.74

Net investment income[1]	0.59	0.60	0.56	0.61	0.59
Net realized and unrealized gain (loss)	(1.34)	0.04	0.00 [2]	0.04	0.37

Net increase (decrease) from investment operations	(0.75)	0.64	0.56	0.65	0.96

Dividends and distributions from:
Net investment income	(0.62)	(0.59)	(0.58)	(0.56)	(0.56)
Net realized gain	—	—	(0.14)	(0.14)	—

Total dividends and distributions	(0.62)	(0.59)	(0.72)	(0.70)	(0.56)

Redemption fees added to paid-in capital[2]	—	—	—	—	—

Net asset value, end of year	$6.61	$7.98	$7.93	$8.09	$8.14

Total Investment Return

Based on net asset value[3]	(10.00)%	8.14%	7.43%	8.24%	12.71%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.99%	0.91%	0.88%	0.96%	0.99%

Total expenses after waivers, reimbursement and fees paid indirectly	1.02%	0.96%	0.88%	0.96%	0.99%

Total expenses	1.10%	1.04%	1.00%	1.14%	1.14%

Net investment income	7.91%	7.36%	7.09%	7.51%	7.30%

Supplemental Data
Net assets, end of year (000)	$147,534	$184,474	$231,543	$158,083	$112,004

Portfolio turnover	65%	69%	105%	129%	172%

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.92	$8.09	$8.14	$7.73

Net investment income[1]	0.59	0.59	0.55	0.60	0.58
Net realized and unrealized gain (loss)	(1.34)	0.05	0.00 [2]	0.05	0.38

Net increase (decrease) from investment operations	(0.75)	0.64	0.55	0.65	0.96

Dividends and distributions from:
Net investment income	(0.62)	(0.58)	(0.58)	(0.56)	(0.55)
Net realized gain	—	—	(0.14)	(0.14)	—

Total dividends and distributions	(0.62)	(0.58)	(0.72)	(0.70)	(0.55)

Redemption fees added to paid-in capital[2]	—	—	—	—	—

Net asset value, end of year	$6.61	$7.98	$7.92	$8.09	$8.14

Total Investment Return

Based on net asset value[3,4]	(9.98)%	8.22%	7.22%	8.24%	12.70%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.96%	0.96%	0.96%	0.96%	1.09%

Total expenses after waivers, reimbursement and fees paid indirectly	0.99%	1.01%	0.96%	0.96%	1.10%

Total expenses	1.25%	1.24%	1.24%	1.25%	1.34%

Net investment income	7.95%	7.32%	6.98%	7.41%	7.29%

Supplemental Data
Net assets, end of year (000)	$592,845	$586,748	$423,297	$262,920	$72,806

Portfolio turnover	65%	69%	105%	129%	172%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	67

Financial Highlights (continued)

	High Yield Bond Portfolio
	Investor B					Investor B1
	Year Ended September 30,					Year Ended September 30, 2008	Period October 2, 2006[1]- September 30, 2007
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$7.98	$7.92	$8.09	$8.14	$7.73	$7.98	$7.92

Net investment income[2]	0.54	0.54	0.50	0.55	0.52	0.56	0.56
Net realized and unrealized gain (loss)	(1.35)	0.04	(0.01)	0.04	0.38	(1.35)	0.04

Net increase (decrease) from investment operations	(0.81)	0.58	0.49	0.59	0.90	(0.79)	0.60

Dividends and distributions from:
Net investment income	(0.56)	(0.52)	(0.52)	(0.50)	(0.49)	(0.58)	(0.54)
Net realized gain	—	—	(0.14)	(0.14)	—	—	—

Total dividends and distributions	(0.56)	(0.52)	(0.66)	(0.64)	(0.49)	(0.58)	(0.54)

Redemption fees added to paid-in capital[3]	—	—	—	—	—	—	—

Net asset value, end of period	$6.61	$7.98	$7.92	$8.09	$8.14	$6.61	$7.98

Total Investment Return

Based on net asset value[4,5]	(10.66)%	7.44%	6.43%	7.44%	11.87%	(10.39)%	7.68%[6]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.70%	1.69%	1.71%	1.71%	1.84%	1.42%	1.43%[7]

Total expenses after waivers, reimbursement and fees paid indirectly	1.74%	1.74%	1.71%	1.71%	1.85%	1.45%	1.48%[7]

Total expenses	1.85%	1.84%	1.89%	1.89%	1.99%	1.52%	1.57%[7]

Net investment income	7.23%	6.61%	6.31%	6.74%	6.49%	7.52%	6.90%[7]

Supplemental Data
Net assets, end of period (000)	$38,234	$66,014	$87,651	$110,420	$92,243	$40,215	$82,924

Portfolio turnover	65%	69%	105%	129%	172%	65%	69%

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.98	$7.93	$8.10	$8.15	$7.74

Net investment income[2]	0.54	0.53	0.50	0.55	0.52
Net realized and unrealized gain (loss)	(1.34)	0.04	(0.01)	0.04	0.38

Net increase (decrease) from investment operations	(0.80)	0.57	0.49	0.59	0.90

Dividends and distributions from:
Net investment income	(0.56)	(0.52)	(0.52)	(0.50)	(0.49)
Net realized gain	—	—	(0.14)	(0.14)	—

Total dividends and distributions	(0.56)	(0.52)	(0.66)	(0.64)	(0.49)

Redemption fees added to paid-in capital[3]	—	—	—	—	—

Net asset value, end of year	$6.62	$7.98	$7.93	$8.10	$8.15

Total Investment Return

Based on net asset value[4,5]	(10.53)%	7.29%	6.42%	7.44%	11.86%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.71%	1.68%	1.71%	1.72%	1.85%

Total expenses after waivers, reimbursement and fees paid indirectly	1.74%	1.73%	1.71%	1.72%	1.85%

Total expenses	1.85%	1.81%	1.86%	1.89%	1.99%

Net investment income	7.19%	6.59%	6.28%	6.77%	6.50%

Supplemental Data
Net assets, end of year (000)	$60,524	$70,573	$51,917	$49,939	$61,983

Portfolio turnover	65%	69%	105%	129%	172%

See Notes to Financial Statements.

68	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (concluded)

	High Yield Bond Portfolio
	Investor C1		R
	Year Ended September 30, 2008 2008	Period October 2, 2006[1] - September 30, 2007	Year Ended September 30, 2008 2008	Period October 2, 2006[1] - September 30, 2007

Per Share Operating Performance
Net asset value, beginning of period	$7.99	$7.93	$7.98	$7.92

Net investment income[2]	0.56	0.55	0.58	0.58
Net realized and unrealized gain (loss)	(1.35)	0.05	(1.35)	0.04

Net increase (decrease) from investment operations	(0.79)	0.60	(0.77)	0.62

Dividends and distributions from:
Net investment income	(0.58)	(0.54)	(0.60)	(0.56)
Net realized gain	—	—	—	—

Total dividends and distributions	(0.58)	(0.54)	(0.60)	(0.56)

Redemption fees added to paid-in capital[3]	—	—	—	—

Net asset value, end of period	$6.62	$7.99	$6.61	$7.98

Total Investment Return

Based on net asset value[5]	(10.45)%[4]	7.60%[4,6]	(10.17)%	7.95%[6]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.49%	1.49%[7]	1.17%	1.17%[7]

Total expenses after waivers, reimbursement and fees paid indirectly	1.52%	1.54%[7]	1.20%	1.22%[7]

Total expenses	1.62%	1.65%[7]	1.69%	1.55%[7]

Net investment income	7.43%	6.82%[7]	7.75%	7.16%[7]

Supplemental Data
Net assets, end of period (000)	$29,269	$42,885	$9,159	$7,189

Portfolio turnover	65%	69%	65%	69%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.005 per share.

4	Total investment returns exclude the effects of sales charges.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	69

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 34 registered portfolios, of which the BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), BlackRock Total Return Portfolio II (“Total Return II”), BlackRock Government Income Portfolio (“Government Income”) and BlackRock High Yield Bond Portfolio (“High Yield Bond”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B, Investor B1 and Investor B2 shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganizations:

The Board of Trustees (the “Board”) and shareholders of the below BlackRock Funds approved reorganizations with similarly-managed BlackRock Portfolios (the “Reorganizations”), as indicated below. The Reorganizations were a tax-free events and took place on October 16, 2006.

Target Fund	Acquiring Portfolio
BlackRock Short-Term U.S. Government Fund	BlackRock Low Duration Bond Portfolio
BlackRock U.S. Government Fund	BlackRock Government Income Portfolio
BlackRock U.S. High Yield Fund	BlackRock High Yield Bond Portfolio

Under the agreements and plans of reorganizations with respect to the Reorganizations, for the Short-Term U.S. Government Fund, U.S. Government Fund and U.S. High Yield Fund Class A Shares, Class A1 Shares, Class B Shares, Class B1 Shares, Class C Shares, Class C1 Shares, Class I Shares and Class R Shares were exchanged for BlackRock Portfolio Investor A Shares, Investor A1 Shares, Investor B1 Shares, Investor B2 Shares, Investor C1 Shares, Investor C2 Shares, Institutional Shares and R Shares, respectively. The conversion ratios for each Share Class mentioned above were as follows:

BlackRock Funds	Short-Term U.S. Government	U.S. Government	U.S. High Yield
Class A	0.96952149	0.93142589	0.80005033
Class A1	0.92058495	—	—
Class B	0.97102775	0.93160068	—
Class B1	0.92121582	—	0.80025173
Class C	0.97072278	0.93317041	—
Class C1	0.92202907	—	0.79912005
Class I	0.92521085	0.93257583	0.80118284
R	—	0.93081112	0.80075519

The net assets before and after the Reorganizations and shares issued and redeemed in the Reorganizations were as follows:

BlackRock Portfolios	Net Assets Combined After Reorganization as of October 13, 2006	Net Assets Prior to Reorganization as of October 13, 2006	Portfolio’s Shares Issued	Fund’s Shares Redeemed
Low Duration Bond	$1,280,734,178	$1,143,390,693	13,929,657	14,972,357
Government Income	1,831,920,855	389,278,969	135,126,950	144,995,138
High Yield Bond	1,414,523,411	1,197,794,400	27,199,953	34,000,506

Included in the net assets from the BlackRock Funds were the following components:

BlackRock Funds	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Realized Loss	Net Unrealized Depreciation	Net Assets
Short-Term U.S. Government	$158,342,730	$—	$(19,579,722)	$(1,419,523)	$137,343,485
U.S. Government	1,482,683,747	—	(29,016,283)	(11,025,578)	1,442,641,886
U.S. High Yield	468,859,547	(712,159)	(246,393,735)	(5,024,642)	216,729,011

70	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The Portfolios value investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts are traded on exchanges and are valued at their last sale price. Swap agreements are valued by quoted fair values received daily by the Portfolios’ pricing service. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there is no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior’s day’s price no longer reflects the fair value of the security. Short-term securities may be valued at amortized cost. Investments in open-end companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

The Portfolios are not obligated for costs associated with the registration of restricted securities.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to both increase the return of a Portfolio and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Swaps - The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

Interest rate swaps - Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Total return swaps - Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

ANNUAL REPORT	SEPTEMBER 30, 2008	71

Notes to Financial Statements (continued)

Credit default swaps - Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. ·

•

Futures - The Portfolios may purchase or sell financial or index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, a Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Foreign currency exchange contracts - The Portfolios may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•

Options - The Portfolios may purchase and write call and put options. When a Portfolio writes an option, an amount equal to the premium received by a Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Asset-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans.

An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Floating Rate Loan Interests: The Portfolios may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies.

The Portfolio earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment, and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recognized on the accrual basis. When a Portfolio buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Portfolio may include covenant waiver fees and covenant modification fees.

A Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Portfolio may invest in such loans in the form of participations in loans

72	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio’s investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Collateralized Debt Obligations: The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cashflows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Financing Transactions: The Portfolios may enter into financing transactions consisting of sales by a Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Portfolios will hold liquid assets worth at least the equivalent of the amount due.

Inflation-indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Rolls: The Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolios, and the income from these investments will generate income for the Portfolios.

If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolios compared with what the performance would have been without the use of dollar rolls.

ANNUAL REPORT	SEPTEMBER 30, 2008	73

Notes to Financial Statements (continued)

Mortgage Pass-Through Securities: The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Preferred Stock: The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Repurchase Agreements: The Portfolios may invest in U.S. government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Portfolio’s custodian. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party brokers-dealers. At the time a Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. For the year ended September 30, 2008 transactions in reverse repurchase agreements were as follows:

Portfolios	Average Dollar Amount	Average Interest Rate
Low Duration Bond	$4,716,532	4.82%
Total Return II	255,631,957	4.05%
Government Income	8,109,405	5.05%
High Yield Bond	22,647,901	2.88%

Stripped Mortgage Backed Securities: The Portfolios may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal pre-payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup its initial investment in IO’s. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board.

The Portfolios also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of the Portfolios’ limit on illiquid securities.

74	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

TBA Purchase Commitments: The Portfolios may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments.”

Trust Preferred Stock: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., reverse repurchase agreements, swaps or futures contracts), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of a Portfolio are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Portfolios receive cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolios may receive a flat fee for their loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a witholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

ANNUAL REPORT	SEPTEMBER 30, 2008	75

Notes to Financial Statements (continued)

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: As of September 30, 2008, Low Duration Bond and Government Income each recorded a bank overdraft resulting from the estimation of available cash. The overdrafts resulted in fees being charged by the custodian which are included on the Statements of Operations as custodian expenses.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	.500%
$1 Billion – $2 Billion	.450
$2 Billion – $3 Billion	.425
Greater Than $3 Billion	.400

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Low Duration Bond	Total Return II	Government Income	High Yield Bond
BlackRock	0.40%	0.40%	0.45%	0.55%
Institutional	0.55%	0.55%	0.70%[1]	0.70%
Service	0.85%	0.85%	0.90%	1.00%
Investor A	0.81%	0.81%	1.07%	0.96%
Investor A1	0.62%[1]	NA	NA	NA
Investor B	1.56%	1.65%	1.82%	1.71%
Investor B1	1.29%[1]	NA	1.47%[1]	1.44%[1]
Investor B2	0.94%[1]	NA	NA	NA
Investor C	1.56%	1.65%	1.82%	1.71%
Investor C1	1.33%[1]	NA	1.53%[1]	1.49%[1]
Investor C2	0.94%[1]	NA	NA	NA
R	NA	1.10%	1.21%[1]	1.17%[1]

1	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses to limit expenses as stated above. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

76	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, pursuant to which BFM serves as sub-advisor for all of the Portfolios. The Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Advisor.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

Low Duration Bond	$455,972
Total Return II	788,547
Government Income	3,448,450
High Yield Bond	307,504

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PFPC and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. As of year-end, the Portfolios had no securities loaned to MLPF&S or its affiliates. For the year ended September 30, 2008, BIM did not earn any securities lending agent fees. PTC, the Funds’ securities lending agent prior to October 1, 2007, continues to be such agent for $40,720 in securities lent, by the High Yield Bond Portfolio, before PTC’s services were terminated, and as of September 30, 2008 not returned.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	NA
Investor A	0.25%	NA
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
R	0.25%	0.25%

For the year ended September 30, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Low Duration Bond	$511,708
Total Return II	926,156
Government Income	4,115,815
High Yield Bond	896,526

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

ANNUAL REPORT	SEPTEMBER 30, 2008	77

Notes to Financial Statements (continued)

The Advisor maintains a call center which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2008, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Share Classes	Low Duration Bond	Total Return II	Government Income	High Yield Bond
BlackRock	$6,280	$10,819	$7	$2,625
Institutional	3,595	8,651	2,005	6,611
Service	3,277	1,085	1	2,103
Investor A	8,848	16,034	27,578	174,141
Investor A1	1,096	—	—	—
Investor B	1,255	1,599	2,889	7,750
Investor B1	36	—	2,749	1,492
Investor B2	258	—	—	—
Investor C	1,903	2,366	2,874	3,950
Investor C1	105	—	3,990	1,125
Investor C2	453	—	—	—
R	—	10	712	162

Total	$27,106	$40,564	$42,805	$199,959

For the year ended September 30, 2008, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Low Duration Bond	Total Return II	Government Income	High Yield Bond
BlackRock	$91,093	$227,366	$23	$84,892
Institutional	90,954	208,455	57,466	88,513
Service	64,521	17,180	222	42,335
Investor A	20,065	58,352	179,930	141,352
Investor A1	9,474	—	—	—
Investor B	4,803	7,066	5,561	13,036
Investor B1	278	—	36,377	15,909
Investor B2	2,369	—	—	—
Investor C	9,852	21,572	10,943	16,621
Investor C1	2,225	—	45,514	9,055
Investor C2	6,374	—	—	—
R	—	30	13,947	2,184

Total	$302,008	$540,021	$349,983	$413,897

	Administration Fees Waived
Share Classes	Low Duration Bond	Total Return II	Government Income	High Yield Bond
BlackRock	$90,747	$227,366	$23	$84,892
Institutional	76,504	—	57,466	131
Service	—	5,215	—	7,489
Investor A	12,718	21,833	517	141,352
Investor A1	9,339	—	—	—
Investor B	2,960	19	—	10,250
Investor B1	278	—	15,973	2,136
Investor B2	1,353	—	—	—
Investor C	1,690	—	5,010	13,747
Investor C1	2	—	45,514	5,849
Investor C2	—	—	—	—
R	—	11	13,947	2,184

Total	$195,591	$254,444	$138,450	$268,030

78	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Service and Distribution Fees
Share Classes	Low Duration Bond	Total Return II	Government Income	High Yield Bond II
Service	$644,845	$171,953	$2,235	$422,903
Investor A	200,568	583,177	2,166,208	1,524,251
Investor A1	37,905	—	—	—
Investor B	190,872	282,178	223,161	519,638
Investor B1	8,340	—	1,089,498	476,889
Investor B2	37,816	—	—	—
Investor C	393,137	861,375	437,256	664,586
Investor C1	71,224	—	1,457,618	289,907
Investor C2	101,977	—	—	—
R	—	586	279,204	43,756

Total	$1,686,684	$1,899,269	$5,655,180	$3,941,930

	Transfer Agent Fees
Share Classes	Low Duration Bond	Total Return II	Government Income	High Yield Bond
BlackRock	$18,660	$12,774	$59	$4,379
Institutional	374,351	812,875	824,757	112,115
Service	292,204	30,922	266	286,884
Investor A	135,930	331,336	1,684,322	1,928,899
Investor A1	54,204	—	—	—
Investor B	30,698	52,481	54,002	89,964
Investor B1	2,441	—	373,011	57,495
Investor B2	16,445	—	—	—
Investor C	50,720	128,209	152,573	110,639
Investor C1	6,337	—	647,282	49,698
Investor C2	20,286	—	—	—
R	—	239	206,085	44,213

Total	$1,002,276	$1,368,836	$3,942,357	$2,684,286

	Transfer Agent Fees Waived
Share Classes	Low Duration Bond	Total Return II	Government Income	High Yield Bond
BlackRock	$6,277	$10,820	$7	$2,625
Institutional	3,158	—	2,005	—
Service	—	678	—	145
Investor A	4,051	568	629	174,141
Investor A1	1,093	—	—	—
Investor B	1,028	—	—	7,726
Investor B1	36	—	1,567	—
Investor B2	239	—	—	—
Investor C	—	—	352	2,449
Investor C1	—	—	3,990	1,121
R	—	4	712	162

Total	$15,882	$12,070	$9,262	$188,369

ANNUAL REPORT	SEPTEMBER 30, 2008	79

Notes to Financial Statements (continued)

	Transfer Agent Fees Reimbursed
Share Classes	Low Duration Bond	Total Return II	Government Income	High Yield Bond
BlackRock	$12,195	$1,935	$49	$1,713
Institutional	209,628	—	252,494	—
Service	—	13,659	—	6,846
Investor A	12,319	797	3,643	772,982
Investor A1	7,740	—	—	—
Investor B	1,311	—	—	4,988
Investor B1	901	—	33,315	—
Investor B2	4,539	—	—	—
Investor C	—	—	6,651	4,594
Investor C1	—	—	139,174	3,459
Investor C2	—	—	—	—
R	—	95	60,843	33,685

Total	$248,633	$16,486	$496,169	$828,267

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
Low Duration Bond	$2,571,371	$2,385,965	$2,199,577
Total Return II	3,912,240	5,267,973	3,117,379
Government Income	319,873	3,411,799	1,988,080
High Yield Bond	—	2,109,158	1,958,901

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2008:

Low Duration Bond	$3,977,877
Total Return II	5,856,434
Government Income	787,864

For the year ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Low Duration Bond	$36,642
Total Return II	918,205
Government Income	167,306
High Yield Bond	62,592

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

For the year ended September 30, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B, B1, B2, C, C1 and C2 Shares:

Share Classes	Low Duration Bond	Total Return II	Government Income	High Yield Bond
Investor A	$18,307	$1,662	$3,590	$17,303
Investor B	45,197	35,331	46,505	128,220
Investor B1	2,592	—	39,718	40,173
Investor B2	312	—	—	—
Investor C	11,117	26,166	14,711	18,445
Investor C1	68	—	1,312	2,261
Investor C2	520	—	—	—

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2008, was as follows which are included in interest from affiliates on the Statements of Operations:

Low Duration Bond	$2,200
Total Return II	2,992
Government Income	4,065
High Yield Bond	21,513

80	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Due to a processing error the Government Income Portfolio incurred an excise tax expense of $193,256, which was reimbursed by an affiliate of the Portfolio, as shown on the Statements of Operations.

During the year ended September 30, 2008, the following Portfolios received reimbursements from an affiliate, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors. The amounts of the reimbursements to the Portfolios were:

Low Duration Bond	$5,387
Government Income	5,518
High Yield Bond	286,488

Cetain officers and/or trustees of the Fund are officers and/or trustees/ directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities including paydowns, excluding short-term investments were as follows:

	Purchases	Sales
Low Duration Bond	$663,424,124	$648,851,224
Total Return II	4,359,165,443	4,627,688,816
Government Income	2,837,795,489	9,182,331,257
High Yield Bond	1,264,664,159	1,007,519,383

For the year ended September 30, 2008, purchases and sales of U.S. government securities were as follows:

	Purchases	Sales
Low Duration Bond	$1,019,461,903	$1,070,848,578
Total Return II	37,487,915,562	37,752,296,671
Government Income	135,287,167,210	129,821,102,475

Written option transactions entered into during the year ended September 30, 2008 are summarized as follows:

	Balance at 9/30/07	Written	Expired	Closed	Balance at 9/30/08

Low Duration Bond
Contracts	(13,698)	(75,042)	13,222	67,070	(8,448)
Premium	$(3,705,040)	$(16,795,687)	$2,028,633	$17,958,645	$(513,449)
Total Return II
Contracts	(40,616)	(151,952)	22,236	45,482	(124,850)
Premium	$(14,333,475)	$(42,083,859)	$6,381,544	$20,708,013	$(29,327,777)
Government Income
Contracts	(1,220)	(105,560)	9,110	88,270	(9,400)
Premium	$(533,140)	$(35,207,400)	$933,820	$32,301,620	$(2,505,100)
High Yield Bond
Contracts	—	(12,194)	452	—	(11,742)
Premium	$—	$(2,665,800)	$278,700	—	$(2,387,100)

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of 0.06% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset value per share. The following permanent differences as of September 30, 2008 attributable to distributions paid in excess of taxable income, foreign currency transactions, reclassification of paydown gain and losses, reclassification of distributions paid, accounting for swap agreements, classification of settlement proceeds, expirations of capital loss carryforwards and amortization methods on fixed income securities were reclassified to the following accounts:

Portfolios	Decrease Paid in-Capital	Increase/ (Decrease) Undistributed Net Investment Income	Increase/ (Decrease) Accumulated Net Realized Gain/(Loss)	Increase Unrealized Depreciation on Investments
Low Duration Bond	$(264,324)	$(1,899,876)	$2,164,200	$—
Total Return II	(17,861)	(1,067,546)	1,071,063	14,344
Government Income	(212,228)	6,242,862	(6,030,634)	—
High Yield Bond	(205,290)	(565,544)	770,834	—

The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

Ordinary Income
Low Duration Bond
9/30/08	$54,552,927
9/30/07	50,208,601
Total Return II
9/30/08	153,381,636
9/30/07	140,667,050
Government Income
9/30/08	71,192,958
9/30/07	74,685,649
High Yield Bond
9/30/08	141,741,265
9/30/07	116,162,091

ANNUAL REPORT	SEPTEMBER 30, 2008	81

Notes to Financial Statements (continued)

As of September 30, 2008, the tax components of distributable earnings/accumulated losses were as follows:

Portfolios	Undistributed Ordinary Income	Capital Loss Carryforward	Net Unrealized (Losses)*	Total Accumulated Net (Losses)

Low Duration Bond	$—	$(55,930,968)	$(75,079,300)	$(131,010,268)
Total Return II	6,259,515	(31,517,497)	(303,704,967)	(328,962,949)
Government Income	1,801,937	(104,942,868)	(36,892,733)	(140,033,664)
High Yield Bond	1,198,539	(126,831,905)	(352,980,666)	(478,614,032)

*	The difference between book-basis and tax-basis net unrealized gain (losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, the accounting for swap agreements, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the book/ tax differences in the accrual of income on securities in default and TIPS.

As of September 30, 2008, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
Portfolios	2009	2010	2011	2012	2013	2014	2015	2016	Total
Low Duration Bond	$601,573	$455,028	$6,545,432	$5,530,011	$13,019,938	$19,085,429	$10,693,557	$—	$55,930,968
Total Return II	—	—	—	—	—	688,405	24,358,967	6,470,125	31,517,497
Government Income	—	—	—	74,687	2,548,864	34,369,241	15,856,199	52,093,877	104,942,868
High Yield Bond	—	43,266,116	44,656,084	11,456,446	10,436,405	15,290,072	—	1,726,782	126,831,905

6. Market Risk:

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

7. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
Low Duration Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	6,095,893	$60,030,454	14,129,173	$139,578,097
Shares issued in reinvestment of dividends	1,328,523	13,006,899	1,694,170	16,741,620

Total issued	7,424,416	73,037,353	15,823,343	156,319,717
Shares redeemed	(17,171,127)	(168,832,761)	(28,494,033)	(281,995,116)

Net decrease	(9,746,711)	$(95,795,408)	(12,670,690)	$(125,675,399)

Institutional
Shares issued from the reorganization	—	$—	880,899	$8,430,504
Shares sold	25,926,473	256,845,835	8,683,095	86,096,996
Shares issued in reinvestment of dividends	1,083,438	10,611,748	220,494	2,189,493

Total issued	27,009,911	267,457,583	9,784,488	96,716,993
Shares redeemed	(12,538,127)	(122,934,237)	(9,401,830)	(92,877,212)

Net increase	14,471,784	$144,523,346	382,658	$3,839,781

Service
Shares sold	8,288,723	$81,346,797	5,892,113	$58,251,758
Shares issued in reinvestment of dividends	1,131,072	11,076,466	1,009,295	9,984,110

Total issued	9,419,795	92,423,263	6,901,408	68,235,868
Shares redeemed	(7,760,086)	(75,979,753)	(6,710,714)	(66,315,401)

Net increase	1,659,709	$16,443,510	190,694	$1,920,467

82	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Low Duration Bond (continued)	Shares	Amount	Shares	Amount
Investor A
Shares issued from the reorganization	—	$—	1,048,985	$10,470,319
Shares sold	4,887,826	48,198,836	2,748,344	27,197,371
Shares issued in reinvestment of dividends	311,664	3,052,502	255,914	2,532,391

Total issued	5,199,490	51,251,338	4,053,243	40,200,081
Shares redeemed	(4,057,281)	(39,773,918)	(4,059,846)	(40,145,593)

Net increase (decrease)	1,142,209	$11,477,420	(6,603)	$54,488

Investor A1
Shares issued from the reorganization	—	$—	4,829,200	$47,601,726
Shares sold	476,300	4,703,369	581,375	5,645,210
Shares issued in reinvestment of dividends	132,874	1,302,474	138,347	1,369,416

Total issued	609,174	6,005,843	5,548,922	54,616,352
Shares redeemed	(857,496)	(8,430,956)	(1,576,514)	(15,584,541)

Net increase (decrease)	(248,322)	$(2,425,113)	3,972,408	$39,031,811

Investor B
Shares sold	215,200	$2,103,223	198,578	$1,964,859
Shares issued in reinvestment of dividends	54,667	536,598	71,318	705,505

Total issued	269,867	2,639,821	269,896	2,670,364
Shares redeemed	(853,812)	(8,389,543)	(1,267,532)	(12,526,067)

Net decrease	(583,945)	$(5,749,722)	(997,636)	$(9,855,703)

Investor B1
Shares issued from the reorganization	—	$—	214,159	$2,137,645
Shares sold	12,035	118,117	40,306	393,994
Shares issued in reinvestment of dividends	4,011	39,378	5,365	53,052

Total issued	16,046	157,495	259,830	2,584,691
Shares redeemed	(73,153)	(717,374)	(115,658)	(1,144,465)

Net increase (decrease)	(57,107)	$(559,879)	144,172	$1,440,226

Investor B2
Shares issued from the reorganization	—	$—	1,986,574	$19,681,724
Shares sold	43,963	435,252	106,633	1,011,084
Shares issued in reinvestment of dividends	31,609	310,124	45,620	451,005

Total issued	75,572	745,376	2,138,827	21,143,813
Shares redeemed	(454,279)	(4,471,992)	(979,598)	(9,671,603)

Net increase (decrease)	(378,707)	$(3,726,616)	1,159,229	$11,472,210

Investor C
Shares sold	2,393,310	$23,256,626	660,576	$6,541,272
Shares issued in reinvestment of dividends	120,152	1,175,225	117,760	1,164,449

Total issued	2,513,462	24,431,851	778,336	7,705,721
Shares redeemed	(1,484,264)	(14,525,559)	(2,012,812)	(19,877,734)

Net increase (decrease)	1,029,198	$9,906,292	(1,234,476)	$(12,172,013)

ANNUAL REPORT	SEPTEMBER 30, 2008	83

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares issued from the reorganization	—	$—	1,371,898	$13,776,204
Shares sold	8,741	86,189	23,362	203,797
Shares issued in reinvestment of dividends	25,953	254,518	30,373	300,341

Total issued	34,694	340,707	1,425,633	14,280,342
Shares redeemed	(204,753)	(2,016,098)	(437,944)	(4,324,858)

Net increase (decrease)	(170,059)	$(1,675,391)	987,689	$9,955,484

Investor C2
Shares issued in reinvestment of dividends	—	$—	3,597,942	$36,664,887
Shares sold	3,162	32,167	9,499	29,739
Shares issued in reinvestment of dividends	60,816	595,932	65,981	652,463

Total issued	63,978	628,099	3,673,422	37,347,089
Shares redeemed	(429,332)	(4,209,330)	(903,290)	(8,924,829)

Net increase (decrease)	(365,354)	$(3,581,231)	2,770,132	$28,422,260

Total Return Portfolio II
BlackRock
Shares sold	40,900,039	$384,729,595	43,658,224	$413,441,993
Shares issued in reinvestment of dividends	6,015,165	56,252,782	6,070,751	57,457,480

Total issued	46,915,204	440,982,377	49,728,975	470,899,473
Shares redeemed	(52,813,505)	(497,713,032)	(49,729,675)	(471,338,979)

Net decrease	(5,898,301)	$(56,730,655)	(700)	$(439,506)

Institutional
Shares sold	43,503,205	$409,547,339	72,534,238	$686,181,785
Shares issued in reinvestment of dividends	3,011,188	28,110,565	2,305,966	21,756,944

Total issued	46,514,393	437,657,904	74,840,204	707,938,729
Shares redeemed	(58,916,679)	(549,315,163)	(28,409,892)	(267,522,781)

Net increase (decrease)	(12,402,286)	$(111,657,259)	46,430,312	$440,415,948

Service
Shares sold	3,222,000	$30,456,532	11,270,141	$106,990,899
Shares issued in reinvestment of dividends	327,773	3,055,200	238,108	2,252,267

Total issued	3,549,773	33,511,732	11,508,249	109,243,166
Shares redeemed	(3,013,763)	(27,582,319)	(18,604,639)	(176,862,463)

Net increase (decrease)	536,010	$5,929,413	(7,096,390)	$(67,619,297)

Investor A
Shares sold	11,897,100	$111,871,165	10,240,718	$96,799,099
Shares issued in reinvestment of dividends	1,019,674	9,529,098	983,837	9,300,462

Total issued	12,916,774	121,400,263	11,224,555	106,099,561
Shares redeemed	(12,426,256)	(117,049,810)	(11,099,617)	(104,581,523)

Net increase	490,518	$4,350,453	124,938	$1,518,038

84	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Total Return Portfolio II (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	594,546	$5,600,970	539,617	$5,111,362
Shares issued in reinvestment of dividends	90,177	843,491	100,905	953,946

Total issued	684,723	6,444,461	640,522	6,065,308
Shares redeemed	(1,251,649)	(11,671,572)	(1,550,296)	(14,644,374)

Net decrease	(566,926)	$(5,227,111)	(909,774)	$(8,579,066)

Investor C
Shares sold	4,113,037	$38,451,872	3,442,338	$32,613,585
Shares issued in reinvestment of dividends	287,659	2,670,302	198,405	1,871,050

Total issued	4,400,696	41,122,174	3,640,743	34,484,635
Shares redeemed	(2,447,125)	(22,725,133)	(1,912,840)	(18,057,785)

Net increase	1,953,571	$18,397,041	1,727,903	$16,426,850

R
Shares sold	18,877	$179,933	2,450	$23,238
Shares issued in reinvestment of dividends	530	4,910	2	20

Total issued	19,407	184,843	2,452	23,258
Shares redeemed	(2,228)	(21,048)	(16)	(150)

Net increase	17,179	$163,795	2,436	$23,108

Government Income Portfolio
BlackRock
Shares sold	82,716	$885,761	2,215	$26,380
Shares issued in reinvestment of dividends	417	4,386	37,718	401,141

Total issued	83,133	890,147	39,933	427,521
Shares redeemed	(83,261)	(883,491)	(917,138)	(9,437,521)

Net increase (decrease)	(128)	$6,656	(877,205)	$(9,010,000)

Institutional
Shares issued from the reorganization	—	$—	28,675,353	$302,162,641
Shares sold	9,736,322	103,338,669	10,961,036	115,092,449
Shares issued in reinvestment of dividends	1,032,685	10,951,062	1,229,729	12,975,349

Total issued	10,769,007	114,289,731	40,866,118	430,230,439
Shares redeemed	(20,486,979)	(217,609,767)	(14,534,415)	(154,250,687)

Net increase (decrease)	(9,717,972)	($103,320,036)	26,331,703	$275,979,752

Service
Shares sold	39,584	$426,793	87,988	$922,264
Shares issued in reinvestment of dividends	3,152	33,308	1,098	11,405

Total issued	42,736	460,101	89,086	933,669
Shares redeemed	(33,789)	(358,203)	(27,151)	(279,735)

Net increase	8,947	$101,898	61,935	$653,934

ANNUAL REPORT	SEPTEMBER 30, 2008	85

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Government Income Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares issued from the reorganization	—	$—	62,249,281	$657,659,815
Shares sold	24,709,902	262,078,086	36,746,719	389,392,524
Shares issued in reinvestment of dividends	3,266,693	34,584,756	3,771,934	39,801,948

Total issued	27,976,595	296,662,842	102,767,934	1,086,854,287
Shares redeemed	(41,608,556)	(440,048,423)	(41,827,831)	(438,890,080)

Net increase (decrease)	(13,631,961)	$(143,385,581)	60,940,103	$647,964,207

Investor B
Shares sold	584,476	$6,201,242	357,904	$3,787,834
Shares issued in reinvestment of dividends	64,851	686,606	82,637	873,760

Total issued	649,327	6,887,848	440,541	4,661,594
Shares redeemed	(895,246)	(9,425,114)	(1,092,573)	(11,534,599)

Net decrease	(245,919)	$(2,537,266)	(652,032)	$(6,873,005)

Investor B1
Shares issued from the reorganization	—	$—	21,093,933	$241,675,355
Shares sold	1,887,237	20,093,750	1,678,656	17,407,114
Shares issued in reinvestment of dividends	453,114	4,795,852	555,649	5,875,255

Total issued	2,340,351	24,889,602	23,328,238	264,957,724
Shares redeemed	(5,654,531)	(59,703,579)	(7,728,601)	(81,845,600)

Net increase (decrease)	(3,314,180)	$(34,813,977)	15,599,637	$183,112,124

Investor C
Shares sold	3,477,221	$36,653,168	1,412,941	$14,882,804
Shares issued in reinvestment of dividends	134,564	1,418,758	103,773	1,094,222

Total issued	3,611,785	38,071,926	1,516,714	15,977,026
Shares redeemed	(1,555,393)	(16,362,168)	(1,183,215)	(12,455,790)

Net increase	2,056,392	$21,709,758	333,499	$3,521,236

Investor C1
Shares issued from the reorganization	—	$—	20,028,287	$220,637,708
Shares sold	3,490,539	37,015,353	4,899,145	51,544,625
Shares issued in reinvestment of dividends	602,048	6,358,800	614,732	6,480,799

Total issued	4,092,587	43,374,153	25,542,164	278,663,132
Shares redeemed	(5,458,857)	(57,605,489)	(7,619,159)	(80,456,973)

Net increase (decrease)	(1,366,270)	$(14,231,336)	17,923,005	$198,206,159

R
Shares issued from the reorganization:	—	$—	3,080,096	$33,032,973
Shares sold	4,175,402	44,228,313	2,713,558	28,374,475
Shares issued in reinvestment of dividends	234,672	2,477,706	151,651	1,597,294

Total issued	4,410,074	46,706,019	5,945,305	63,004,742
Shares redeemed	(3,045,823)	(32,228,692)	(1,298,234)	(13,656,735)

Net increase	1,364,251	$14,477,327	4,647,071	$49,348,007

86	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
High Yield Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	19,394,183	$141,706,543	27,846,121	$226,838,500
Shares issued in reinvestment of dividends	3,628,712	26,753,500	2,346,227	19,006,228

Total issued	23,022,895	168,460,043	30,192,348	245,844,728
Shares redeemed	(6,884,918)	(51,448,580)	(18,141,693)	(148,090,605)

Net increase	16,137,977	$117,011,463	12,050,655	$97,754,123

Institutional
Shares issued from the reorganization	—	$—	1,160,158	$(6,757,092)
Shares sold	18,925,986	140,001,036	31,777,896	255,402,772
Shares issued in reinvestment of dividends	1,090,035	8,029,338	590,723	4,780,765

Total issued	20,016,021	148,030,374	33,528,777	253,426,445
Shares redeemed	(15,018,690)	(111,732,790)	(8,862,393)	(71,373,211)

Net increase	4,997,331	$36,297,584	24,666,384	$182,053,234

Service
Shares sold	9,839,862	$73,463,534	24,027,270	$195,790,991
Shares issued in reinvestment of dividends	1,835,760	13,580,885	1,445,182	11,698,004

Total issued	11,675,622	87,044,419	25,472,452	207,488,995
Shares redeemed	(12,487,892)	(92,887,690)	(31,570,830)	(252,617,340)

Net decrease	(812,270)	$(5,843,271)	(6,098,378)	$(45,128,345)

Investor A
Shares issued from the reorganization	—	$—	4,678,862	$31,638,531
Shares sold	33,993,486	253,967,139	28,604,561	232,560,435
Shares issued in reinvestment of dividends	5,245,966	38,674,359	3,482,887	28,212,393

Total issued	39,239,452	292,641,498	36,766,310	292,411,359
Shares redeemed	(23,128,968)	(171,252,564)	(16,635,929)	(134,530,849)

Net increase	16,110,484	$121,388,934	20,130,381	$157,880,510

Investor B
Shares sold	188,222	$1,402,036	394,628	$3,204,374
Shares issued in reinvestment of dividends	374,658	2,779,674	438,358	3,552,612

Total issued	562,880	4,181,710	832,986	6,756,986
Shares redeemed	(3,057,468)	(22,787,445)	(3,621,048)	(29,307,654)

Net decrease	(2,494,588)	$(18,605,735)	(2,788,062)	$(22,550,668)

Investor B1
Shares issued from the reorganization	—	$—	14,157,075	$144,704,083
Shares sold	37,160	286,965	85,112	399,360
Shares issued in reinvestment of dividends	268,426	1,995,975	318,369	2,582,483

Total issued	305,586	2,282,940	14,560,556	147,685,926
Shares redeemed	(4,621,202)	(34,364,264)	(4,163,386)	(33,731,258)

Net increase (decrease)	(4,315,616)	$(32,081,324)	10,397,170	$113,954,668

ANNUAL REPORT	SEPTEMBER 30, 2008	87

Notes to Financial Statements (concluded)

	Year Ended September 30, 2008		Year Ended September 30, 2007
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	2,249,284	$16,758,936	3,840,115	$31,251,679
Shares issued in reinvestment of dividends	447,461	3,308,410	342,964	2,780,267

Total issued	2,696,745	20,067,346	4,183,079	34,031,946
Shares redeemed	(2,391,213)	(17,860,180)	(1,890,382)	(15,289,020)

Net increase	305,532	$2,207,166	2,292,697	$18,742,926

Investor C1
Shares issued from the reorganization	—	$—	6,704,800	$48,328,493
Shares sold	173,636	1,298,437	260,708	1,962,242
Shares issued in reinvestment of dividends	205,396	1,523,512	201,955	1,640,059

Total issued	379,032	2,821,949	7,167,463	51,930,794
Shares redeemed	(1,329,365)	(9,973,416)	(1,797,443)	(14,575,029)

Net increase (decrease)	(950,333)	$(7,151,467)	5,370,020	$37,355,765

R
Shares issued in reinvestment of dividends	—	$—	499,058	$3,817,947
Shares sold	970,141	7,236,899	619,901	4,990,263
Shares issued in reinvestment of dividends	96,041	706,850	42,048	340,279

Total issued	1,066,182	7,943,749	1,161,007	9,148,489
Shares redeemed	(581,671)	(4,328,646)	(259,594)	(2,114,518)

Net increase	484,511	$3,615,103	901,413	$7,033,971

There is a 2% redemption fee on shares of the High Yield Bond Portfolio redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

8. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BDI as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

88	ANNUAL REPORT	SEPTEMBER 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Low Duration Bond, BlackRock Total Return II, BlackRock Government Income, and BlackRock High Yield Bond Portfolios [four of the thirty-four portfolios constituting the BlackRock Funds II (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2008. The amounts to be used by calendar year taxpayers on their U.S. federal income tax returns will be provided on Form 1099-DIV to be mailed in January 2009.

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Low Duration Bond Portfolio, BlackRock Total Return II Portfolio, BlackRock Government Income Portfolio, and BlackRock High Yield Bond Portfolio for the fiscal year ended September 30, 2008:

Interest Related Dividends for Non-U.S. Residents

	Month Paid:
	October 2007 - January 2008		February 2008 - September 2008

Low Duration Bond	99.09	%*	98.45	%*
Total Return II	100.00	%*	100.00	%*
Government Income	100.00	%*	100.00	%*
High Yield Bond	99.71	%*	92.89	%*

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	SEPTEMBER 30, 2008	89

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II (collectively, the “Portfolios”) of BlackRock Funds II (the “Fund”) met in April and June 2008 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment advisor. The Board also considered the approval of the subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”). The Advisor and the Subadvisor are referred to herein as “BlackRock.” For simplicity, the Portfolios and the Fund are referred to herein as the “Fund.” The Advisory Agreement and the Subadvisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the “Transaction”), the Fund entered into the Advisory Agreement with an initial two-year term and the Advisor entered into the Subadvisory Agreement with the Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements’ respective initial two-year term, the Board is required to consider the continuation of the Fund’s Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5-6, 2008, the Fund’s Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Financial Management, Inc. for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5-6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates,

90	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services

The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted with favor that BlackRock had generally avoided significant credit quality and liquidity issues in the challenging fixed-income market that prevailed during the last 18 months. The BlackRock High Yield Bond Portfolio ranked in the second, first and first quartiles on a net basis against its Lipper peer universe for the one, three and five year periods ended December 31, 2007, respectively. The BlackRock Low Duration Bond Portfolio ranked in the second, second and third quartiles on a net basis against its Lipper peer universe for the one, three and five year periods ended December 31, 2007, respectively. The Board noted that the BlackRock Low Duration Bond Portfolio’s five year performance does not meet the Board’s expectations, but noted that more recent results have been encouraging. The Board discussed the processes and the resources dedicated to the management of the BlackRock Low Duration Bond Portfolio with BlackRock’s senior management and will continue its ongoing dialogue with BlackRock on the Portfolio’s performance. The BlackRock Total Return Portfolio II ranked in the second, second and third quartiles on a net basis against its Lipper peer universe for the one, three and five year periods ended December 31, 2007, respectively. The Board noted that the BlackRock Total Return Portfolio II’s five year performance does not meet the Board’s expectations, but noted that more recent results have been encouraging. The Board discussed the processes and the resources dedicated to the management of the BlackRock Total Return Portfolio II with BlackRock’s senior management and will continue its ongoing dialogue with BlackRock on the Portfolio’s performance. The Board considered BlackRock’s planned changes in its fixed-income organization.

The BlackRock Government Income Portfolio ranked in the fourth, fourth and second quartiles on a net basis against its Lipper peer universe for

ANNUAL REPORT	SEPTEMBER 30, 2008	91

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

the one, three and five year periods ended December 31, 2007, respectively. In considering the Advisory Agreement, the Board expressed its concern with the BlackRock Government Income Portfolio’s investment performance. The Board discussed the processes and the resources dedicated to the management of the BlackRock Government Income Portfolio with BlackRock’s senior management and will continue its ongoing dialogue with BlackRock on the BlackRock Government Income Portfolio’s performance. There was discussion of the negative impact on performance of investment decisions in respect to the BlackRock Government Income Portfolio’s recent increased exposure to mortgage-related assets, as well as the underweight exposure to U.S. Treasury securities, which in a subsequent market flight to quality, negatively affected the BlackRock Government Income Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund

The Board, including the Independent Directors, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that, although BlackRock Low Duration Bond Portfolio’s and BlackRock Total Return Portfolio II’s contractual advisory fees are higher than its Peers, each Portfolio paid actual advisory fees, net of waivers, that were lower than or equal to the median of its Peers.

The Board took into account that each of BlackRock Government Income Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Total Return Portfolio II has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of each Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has agreed to contractually cap the total annual operating expenses, excluding certain expenses, of one or more share classes of each Portfolio, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees.

D. Economies of Scale

The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

E. Other Factors

The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and trade execution practices throughout the year.

Conclusion. The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Financial Management, Inc. for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any

92	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor

Directors, and discussions between the Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2008	93

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 1996	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 104 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	37 Funds 104 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 104 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 Funds 104 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	37 Funds 104 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	37 Funds 104 Portfolios	UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	37 Funds 104 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	37 Funds 104 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

94	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute, (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.	37 Funds 104 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	37 Funds 104 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	37 Funds 104 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 104 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

ANNUAL REPORT	SEPTEMBER 30, 2008	95

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	37 Funds 104 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

1	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

96	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 {1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

ANNUAL REPORT	SEPTEMBER 30, 2008	97

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

98	ANNUAL REPORT	SEPTEMBER 30, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

ANNUAL REPORT	SEPTEMBER 30, 2008	99

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Healthcare Fund
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock High Income Fund		BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

100	ANNUAL REPORT	SEPTEMBER 30, 2008

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE2-9/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Strategic Portfolio I of Blackrock Funds II ANNUAL REPORT | SEPTEMBER 30, 2008

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary

Portfolio Management Commentary

How did the Portfolio perform?

•

Portfolio results outperformed that of the benchmark Citigroup Non-U.S. World Government Bond Index (Hedged) for the 12-month period. The Portfolio is used as a mechanism for BlackRock separate account fixed income U.S. portfolios to opportunistically gain exposure to non-U.S. assets. While the Portfolio is formally benchmarked against the abovementioned index, the positions are generally viewed in the context of the broader portfolios that are invested in this Portfolio. The Portfolio is part of a broader strategy.

What factors influenced performance?

•

Over the period, as the global financial crisis deepened and spread to Europe, global rates rallied significantly, benefiting the Portfolio’s overweight duration position in the Eurozone. As risk aversion increased amid a global flight to quality, the massive system de-levering resulted in an unwinding of some of the more favored trades in the markets, including the currency carry trade (a strategy used to capture the difference between two currencies’ interest rates). As a result, the Portfolio’s long position in the low-yielding Japanese yen versus the U.S. dollar enhanced relative performance. Additionally, the Portfolio’s overweight position in the New Zealand spread product proved beneficial as the Reserve Bank of New Zealand began the long anticipated easing process, cutting rates by 75 basis points (0.75%).

•

In contrast, positions in Japanese government bond floaters and inflation-linked Japanese government bonds detracted from performance over the year. As both were among the widely-held levered positions, the forced selling caused these bonds to underperform.

Describe recent Portfolio activity.

•

During the 12 months, we exited our small overweight in Canada, and moved out of Japanese government bond floaters and into a larger position in inflation-linked Japanese government bonds. We also have taken profits by reducing our overweight in the New Zealand spread product and closing out our overweight in the Japanese yen. Finally, we added a position in U.K. government bonds.

Describe Portfolio positioning at period-end.

•

The Portfolio’s long duration positions in the Eurozone and in the U.K. remain our highest conviction trades as the global financial crisis continues to weigh on Europe’s financial institutions. Furthermore, the recent deterioration of economic data in Europe should lead to additional rate cuts by the region’s central banks.

•

Despite the global slowdown, the implied inflation rated by the current pricing of Japanese government bonds dramatically underestimates the actual expected inflation rate over the duration of the bonds. Largely a result of market technical factors, the current valuations are extremely attractive and these bonds should outperform as normalcy returns to the markets.

•

Finally, the Portfolio continues to hold an overweight position in the New Zealand spread product. Recent economic data has confirmed an ongoing weakening trend in that country; combined with the global financial situation, this should force the central bank to continue cutting rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Countries	Percent of Long-Term Investments
Germany	34%
Japan	32
Austria	7
United Kingdom	6
Italy	6
Netherlands	6
France	6
New Zealand	3

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA	70%
AA	26
Unrated	4

1	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

Although the countries and credit quality listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming transaction costs and other operating expenses, including advisory fees.

2	The Portfolio invests primarily in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio normally invests at least 65% of its total assets in such bonds.

3	An unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is hedged to U.S. dollars.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	10 Years
Strategic Portfolio I	(4.50)%	7.30%	4.03%	6.14%
Citigroup Non-U.S. World Government Bond Index (Hedged)	0.22	4.36	4.24	4.89

4	See “About Portfolio’s Performance” on page 6 for a detailed description of performance related information. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[5]
Strategic Portfolio I	$1,000.00	$955.00	$1.03	$1,000.00	$1,023.94	$1.06

5	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.21%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	5

About Portfolio’s Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assumes reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Bonds
Austria — 4.4%
Republic of Austria Government Bonds,
5.00%, 7/15/12	EUR	1,550	$2,260,203

France — 4.1%
French Treasury Notes,
2.50%, 7/12/10	EUR	1,550	2,137,875

Germany — 22.6%
Bundesrepublic Deutschland,
3.75%, 1/04/17	EUR	5,230	7,238,933
4.25%, 7/04/17	EUR	1,950	2,795,962
4.25%, 7/04/18	EUR	1,050	1,504,941
Talisman Finance Plc,
4.95%, 4/22/17 (a)	EUR	199	264,287

			11,804,123

Italy — 4.2%
Buoni Poliennali del Tesoro,
2.75%, 6/15/10	EUR	1,600	2,206,862

Japan — 21.0%
Japan Government CPI Linked Bonds, Series 9,
1.10%, 9/10/16	JPY	99,000	906,488
Japan Government CPI Linked Bonds, Series 14,
1.20%, 12/10/17	JPY	1,100,000	10,034,762

			10,941,250

Netherlands — 4.2%
Kingdom of Netherlands Bonds,
4.00%, 1/15/37	EUR	1,750	2,190,007

New Zealand — 1.9%
General Electric Capital Corp., Senior Unsubordinated Notes,
6.50%, 9/28/15	NZD	1,680	1,001,530

United Kingdom — 4.3%
United Kingdom Treasury Bonds,
5.00%, 3/07/12	GBP	1,225	2,238,356

Total Foreign Bonds (Cost — $35,065,458) — 66.7%			34,780,206

	Par/Shares (000)
Short-Term Securities
Federal Home Loan Bank, Discount Notes,
0.75%, 10/09/08 (b)	USD	1,400	1,399,767
Federal National Mortgage Assoc., Discount Notes,
2.08%, 11/04/08 (b)	USD	11,400	11,377,713
TCW Money Market Fund, 2.41% (c)	USD	1,068	1,067,951

Total Short-Term Securities (Cost — $13,845,431) — 26.5%			13,845,431

Total Investments (Cost — $48,910,889*) — 93.2%			$48,625,637
Other Assets in Excess of Liabilities — 6.8%			3,567,004

Net Assets — 100.0%			$52,192,641

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$48,917,320

Gross unrealized appreciation	$706,254
Gross unrealized depreciation	(997,937)

Net unrealized depreciation	$(291,683)

(a)	Variable rate security. Rate shown is as of report date.

(b)	The rate shown is the effective yield on the discount notes at the time of purchase.

(c)	Represents current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
JPY	1,103,440,000	USD	10,320,587	10/10/08	$71,992
AUD	19,645,000	USD	15,714,613	10/22/08	(199,375)
USD	10,539,924	AUD	12,844,000	10/22/08	395,983
EUR	1,519,000	USD	2,287,336	10/23/08	(143,676)
GBP	30,000	USD	52,646	10/23/08	789
JPY	169,000,000	USD	1,557,010	10/23/08	38,191
NZD	3,427,700	USD	2,354,401	10/23/08	(67,473)
USD	292,230	CAD	300,000	10/23/08	9,941
USD	25,869,721	EUR	16,793,310	10/23/08	2,170,477
USD	2,562,653	GPB	1,372,200	10/23/08	118,502
USD	23,546,952	JPY	2,473,256,250	10/23/08	201,740
USD	3,855,096	NZD	5,114,877	10/23/08	442,500

Total					$3,039,591

•	Cash of $750,000 pledged as collateral in connection with open financial futures contracts.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.	AUD	Australian Dollar	JPY	Japanese Yen
	CAD	Canadian Dollar	NZD	New Zealand Dollar
	EUR	Euro	USD	United States Dollar
	GBP	British Pound

See Notes to Financial Statements.

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	7

Schedule of Investments (concluded)

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
31	Euro-Bobl	December 2008	$4,788,148	$42,050
162	Euro-Bund	December 2008	$26,243,211	232,022

Total				$274,072

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
6	Japan Government Bond (10 Year)	December 2008	$7,759,297	$37,665

See Notes to Financial Statements.

8	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Statement of Assets and Liabilities

September 30, 2008
Assets
Investments at value - unaffiliated (Cost - $48,910,889)	$48,625,637
Cash collateral pledged for futures contracts	750,000
Foreign currency at value (Cost - $39,111)	38,896
Unrealized appreciation on foreign currency exchange contracts	3,450,115
Interest receivable	426,153
Dividends receivable	11,037
Prepaid expenses	1,995

Total assets	53,303,833

Liabilities
Investments purchased payable	509,701
Unrealized depreciation on foreign currency exchange contracts	410,524
Margin variation payable	144,683
Other affiliates payable	17,737
Income dividends payable	7,493
Officer’s and Trustees’ fees payable	32
Other accrued expenses payable	21,022

Total liabilities	1,111,192

Net Assets	$52,192,641

Net Assets Consist of
Paid-in capital	$50,429,180
Distributions in excess of net investment income	(384,271)
Accumulated net realized loss	(887,368)
Net unrealized appreciation/depreciation	3,035,100

Net Assets	$52,192,641

Net Asset Value
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,877,091

Net Asset Value	$8.88

See Notes to Financial Statements.

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	9

Statement of Operations

Year Ended September 30, 2008
Investment Income
Interest	$1,767,239
Interest from affiliates	6
Dividends	164,536

Total investment income	1,931,781

Expenses
Investment advisory	109,465
Administration	54,732
Custodian	30,000
Professional	29,078
Officer and Trustees	17,713
Printing	12,132
Transfer agent	594
Miscellaneous	5,291

Total expenses	259,005
Less fees waived by advisor	(109,465)
Less administration fees waived	(33,460)
Less fees paid indirectly	(2)
Less expenses reimbursed by advisor	(1,539)

Total expenses after waivers, reimbursement and fees paid indirectly	114,539

Net investment income	1,817,242

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(708,727)
Futures	(517,365)
Foreign currency transactions	3,901,691

2,675,599

Net change in unrealized appreciation/depreciation on:
Investments	(1,882,257)
Futures	545,507
Foreign currency transactions	1,296,114

(40,636)

Total realized and unrealized gain	2,634,963

Net Increase in Net Assets Resulting from Operations	$4,452,205

See Notes to Financial Statements.

10	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007
Operations
Net investment income	$1,817,242	$2,332,632
Net realized gain (loss)	2,675,599	(3,399,136)
Net change in unrealized appreciation/depreciation	(40,636)	2,399,358

Net increase in net assets resulting from operations	4,452,205	1,332,854

Dividends to Shareholders From
Net investment income	(1,781,495)	(3,307,632)

Capital Share Transactions
Shares sold	8,419,009	11,265,335
Shares issued in reinvestment of dividends	1,714,287	3,172,447
Shares redeemed	(17,709,273)	(37,394,000)

Net decrease in net assets derived from capital share transactions	(7,575,977)	(22,956,218)

Net Assets
Total decrease in net assets	(4,905,267)	(24,930,996)
Beginning of year	57,097,908	82,028,904

End of year	$52,192,641	$57,097,908

End of year distributions in excess of net investment income	$(384,271)	$(3,276,747)

See Notes to Financial Statements.

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	11

Financial Highlights

	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$8.55	$8.66	$8.78	$8.75	$8.85

Net investment income[1]	0.30	0.28	0.30	0.36	0.33
Net realized and unrealized gain (loss)	0.32	(0.01)	(0.09)	0.03	(0.10)

Net increase from investment operations	0.62	0.27	0.21	0.39	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.29)	(0.38)	(0.30)	(0.36)	(0.16)
Net realized gain	—	—	(0.03)	—	—
Tax return of capital	—	—	—	—	(0.17)

Total dividends and distributions	(0.29)	(0.38)	(0.33)	(0.36)	(0.33)

Net asset value, end of year	$8.88	$8.55	$8.66	$8.78	$8.75

Total Investment Return
Based on net asset value	7.30%	3.26%	2.49%	4.47%	2.69%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.21%	0.14%	0.18%	0.20%	0.23%

Total expenses after waivers, reimbursement and fees paid indirectly	0.21%	0.14%	0.18%	0.22%	0.42%

Total expenses	0.47%	0.40%	0.47%	0.58%	0.71%

Net investment income	3.32%	3.30%	3.50%	4.03%	3.80%

Supplemental Data
Net assets, end of year (000)	$52,193	$57,098	$82,029	$71,286	$67,310

Portfolio turnover	58%	40%	156%	223%	203%

1	Based on average shares outstanding.

See Notes to Financial Statements.

12	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 34 registered portfolios. These financial statements relate to the Fund’s Strategic Portfolio I (the “Portfolio”). The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Shares of the Portfolio are offered to separate account clients of the investment advisor or certain of its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: The Portfolio values investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts are traded on exchanges and are valued at their last sale price. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at the net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio is determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Portfolio may engage in various portfolio investment strategies to both increase the return of the Portfolio and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Futures - The Portfolio may purchase or sell financial or index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, a Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Foreign currency exchange contracts - The Portfolio may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	13

Notes to Financial Statements (continued)

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investing in Government-Sponsored Enterprises: The Portfolio may invest in securities issued by the Federal Home Loan Mortgage Corp. (“Freddie Mac”) and similar U.S. government sponsored entities such as Federal National Mortgage Assoc. (“Fannie Mae”) and the Federal Home Loan Banks (“FHLB’s”). The debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLB’s are neither guaranteed nor insured by the U.S. Government.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio segregate assets in connection with certain investments (e.g., futures) or certain borrowings, the Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual method. The Portfolio amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a witholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolio implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio’s financial statements. The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

The statute of limitations on the Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”), was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such

14	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

services, the Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the annual rate of 0.20%.

The Advisor has contractually agreed to waive or reimburse all of its advisory fees for the Portfolio until February 1, 2009, and may reimburse the Portfolio for certain operating expenses.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Transfer agent fees are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Portfolio, check writing, anti-money laundering services, and customer identification services.

PNCGIS and the Advisor act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentages of average daily net assets of the Portfolio: 0.025% of the first $500 million of the Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses to 0.26% of the Portfolio’s average daily net assets. This agreement is reviewed annually by the Portfolio’s Board.

If within two years following a waiver or reimbursement, the operating expenses of the Portfolio that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31,
2009	2010	2011
$136,699	$86,386	$73,748

The waivers previously recorded by the Portfolio which were subject to recoupment by the Advisor, expired on January 31, 2008 in the amount of $224,974.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolio. The income earned for the year ended September 30, 2008 was $6, which is included in interest from affiliates on the Statement of Operations.

The Portfolio may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statement of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolio reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, excluding short-term securities, were $22,186,770 and $27,959,124 respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	15

Notes to Financial Statements (concluded)

bear interest at a rate equal to, at the Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

During the current period $2,856,729 has been reclassified from accumulated net realized loss to distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions.

The tax character of distributions during the years ended September 30, 2008 and September 30, 2007 were as follows:

	2008	2007
Distributions paid from Ordinary income	$1,781,495	$3,304,366

As of September 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$2,655,320
Capital loss carryforward	(740,829	)*
Net unrealized losses	(151,030	)**

Total accumulated earnings	$1,763,461

*	As of September 30, 2008, the Portfolio had a capital loss carryforward of $740,829, of which $46,012 expires in 2014, $561,253 expires in 2015 and $133,564 expires in 2016. This amount will be available to offset future realized capital gains.

**	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October capital losses for tax purposes.

6. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended September 30,
	2008	2007
	Shares	Shares
Strategic Portfolio I
Shares sold	932,679	1,344,890
Shares issued in reinvestment of dividends	191,687	374,329

Total issued	1,124,366	1,719,219
Shares redeemed	(1,928,194)	(4,506,782)

Net decrease	(803,828)	(2,787,563)

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BlackRock Distributors, Inc. as the distributor of the Fund.

16	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of Strategic Portfolio I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Strategic Portfolio I (the “Portfolio”) [one of the thirty-four portfolios constituting the BlackRock Funds II (the “Fund”)] as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio constituting the Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Strategic Portfolio I for the fiscal year ended September 30, 2008:

Foreign Source Income
Month Paid:
October 2007 - September 2008	71.62%

Interest Related Dividends for Non-U.S. Residents
Month Paid:
October 2007 - December 2007	23.99	%*
January 2008 - September 2008	7.17	%*

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	17

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of BlackRock Strategic Portfolio I (the “Portfolio”) of BlackRock Funds II (the “Fund”) met in April and June 2008 to consider the approval of the Fund’s investment advisory agreement (the “Agreement”) with BlackRock Financial Management, Inc. (the “Advisor” or “BlackRock”), the Fund’s investment advisor. For simplicity, the Portfolio and the Fund are referred to herein as the “Fund.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the “Transaction”), the Fund entered into the Agreement with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreement’s initial two-year term, the Board is required to consider the continuation of the Fund’s Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreement, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution, if applicable; (c) Fund operating expenses, if applicable; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreement. At an in-person meeting held on June 5-6, 2008, the Fund’s Board, including the Independent Directors, unanimously approved the continuation of the Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009. In considering the approval of the Agreement, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5-6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information on the profitability of the Agreement to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (b) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (c) a report on economies of scale; and (d) sales and redemption data regarding the Fund’s shares. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

18	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services: The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Directors, also reviewed and considered the performance history of the Fund. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted with favor that BlackRock had generally avoided significant credit quality and liquidity issues in the challenging fixed-income market that prevailed during the last 18 months. The Board noted that the Fund is intended solely for institutional clients that are seeking an indirect exposure to foreign markets, and the Fund represents a relatively small portion of these institutional clients’ overall investment in the strategy. There was discussion of the comparability of the Fund’s Peers. The Board considered BlackRock’s planned changes in its fixed-income organization.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund: The Board, including the Independent Directors, reviewed the Fund’s contractual advisory fee arrangement. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, if applicable, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that are expected by the Board.

The Board did not consider the Fund’s advisory fees as compared to those paid by its Peers, but emphasized that shares of the Fund are intended solely for institutional clients and that BlackRock has contractually agreed to waive or reimburse all advisory fees. The Board further noted that BlackRock has agreed to contractually cap the total annual operating expenses, excluding certain expenses, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees.

D. Economies of Scale: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	19

Disclosure of Investment Advisory Agreement (concluded)

otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors’ conclusions may be based in part on their consideration of these arrangements in prior years.

20	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 1996	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 104 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	37 Funds 104 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 104 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 Funds 104 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	37 Funds 104 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	37 Funds 104 Portfolios	UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	37 Funds 104 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	37 Funds 104 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	21

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute, (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.	37 Funds 104 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	37 Funds 104 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	37 Funds 104 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 104 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

22	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	37 Funds 104 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

1	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	23

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian PFPC Trust Company Philadelphia, PA 19153

Address of the Portfolios 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Co-Administrator and Transfer Agent PNC Global Investment Servicing (U.S.) Inc. Wilmington, DE 19809

Distributor BlackRock Investments, Inc. New York, NY 10022

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

24	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008	25

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

26	BLACKROCK STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

STRAT-9/08-AR

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds II ANNUAL REPORT | SEPTEMBER 30, 2008

BlackRock Conservative Prepared Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Growth Prepared Portfolio

BlackRock Aggressive Growth Prepared Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Conservative Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed its blended benchmark for the 12-month period.

What factors influenced performance?

•

Stocks endured an extremely difficult 12-month period as reverberations from the credit crisis in the United States worked their way through the system and ultimately spread to global markets. The final month of the period was the most dramatic, punctuated with historic closures, consolidation and government intervention in the financial sector. The S&P Index lost 8.91% for the month and nearly 22% for the one-year period ended September 30, 2008. Non-U.S. markets, both developed and emerging, fared even worse. Within fixed income, an investor flight to quality persisted, leading Treasury issues to outperform virtually all other fixed income assets.

•

The largest negative factor during the 12-month period was performance by the underlying managers, which were challenged given the prevailing backdrop. The fixed income portfolios created a drag on performance, particularly the core mandate. Other underlying managers that detracted from performance include the regional international and large value mandates.

•

That said, the Portfolio’s allocation among underlying managers proved more favorable. Allocations to domestic portfolios, particularly large cap growth and small cap core, contributed the most, followed by the global diversified equity mandate.

Describe recent Portfolio activity.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers shifted slightly over the period, with 57% allocated to fixed income and 43% to global equities.

•

Over the period, we increased the Portfolio’s overall equity weight, while reducing the fixed income allocation. The increase in equity was a function of increasing exposure to the large cap core mandate. The decrease in fixed income came via a reduction in the core fixed income mandate. We also reduced the Portfolio’s global equity exposure in the first quarter of 2008 by taking profits in some of the regional international mandates.

Describe Portfolio positioning at period-end.

•	Relative to its blended benchmark, the Portfolio ended the fiscal year with a modest overweight to equities and an underweight to fixed income.

•

Within the equity portion of the Portfolio, we maintain an overweight position in global equities and an underweight in domestic equities. The domestic allocation remains biased toward large cap mandates, while the global allocation continues to favor diversified assets, with smaller allocations to regional mandates.

•	In terms of fixed income, the Portfolio maintains a concentration in the core mandate and smaller allocations to more tactical positions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Portfolio Allocation	Percent of Affiliated Investment Companies
Fixed Income Funds	57%
Equity Funds	43

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund	37%
BlackRock Large Cap Core Fund	12
BlackRock Global Dynamic Equity Fund	10
BlackRock Inflation Protected Bond Portfolio	9
BlackRock International Bond Portfolio	7
BlackRock Basic Value Fund, Inc.	6
BlackRock Capital Appreciation Portfolio	6
BlackRock Small Cap Core Equity Portfolio	4
BlackRock High Yield Bond Portfolio	4
BlackRock Pacific Fund, Inc.	2
BlackRock EuroFund	2
BlackRock Latin America Fund, Inc.	1

Although the allocation and holdings listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.

2	The Portfolio, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital U.S. Aggregate Index (60%), Russell 3000 Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[5]
		1 Year		From Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(9.50)%	(11.43)%	(11.43)%	(2.78)%	(2.78)%
Investor A	(9.72)	(11.76)	(16.37)	(3.08)	(5.96)
Investor C	(10.07)	(12.48)	(13.33)	(3.83)	(3.83)
R	(9.75)	(12.04)	(12.04)	(3.35)	(3.35)
Barclays Capital U.S. Aggregate Index (60%)/Russell 3000 Index (32%)/MSCI EAFE Index (8%)	(5.95)	(7.77)	(7.77)	(1.28)	(1.28)

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 12/21/06.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]
Institutional	$1,000.00	$904.99	$0.62	$1,000.00	$1,024.34	$0.66
Investor A	$1,000.00	$902.84	$2.52	$1,000.00	$1,022.32	$2.68
Investor C	$1,000.00	$899.31	$5.94	$1,000.00	$1,018.67	$6.33
R	$1,000.00	$902.46	$3.52	$1,000.00	$1,021.25	$3.75

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.13% for Institutional, 0.53% for Investor A, 1.25% for Investor C and 0.74% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	Moderate Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed its blended benchmark for the 12-month period.

What factors influenced performance?

•

Stocks endured an extremely difficult 12-month period as reverberations from the credit crisis in the United States worked their way through the system and ultimately spread to global markets. The final month of the period was the most dramatic, punctuated with historic closures, consolidation and government intervention in the financial sector. The S&P Index lost 8.91% for the month and nearly 22% for the one-year period ended September 30, 2008. Non-U.S. markets, both developed and emerging, fared even worse. Within fixed income, an investor flight to quality persisted, leading Treasury issues to outperform virtually all other fixed income assets.

•

The largest negative factor during the 12-month period was performance by the underlying managers, which were challenged given the prevailing backdrop. The fixed income portfolios created a drag on performance, particularly the core mandate. Other underlying managers that detracted from performance include the regional international and large value mandates.

•

That said, the Portfolio’s allocation among underlying managers proved more favorable. Allocations to domestic portfolios, particularly large cap growth and small cap core, contributed the most, followed by the global diversified equity mandate.

Describe recent Portfolio activity.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers shifted slightly over the period, with 63% allocated to global equities and 37% to fixed income.

•

Over the period, we increased the Portfolio’s overall equity weight, while reducing the fixed income allocation. The increase in equity was a function of increasing exposure to the large cap core mandate. The decrease in fixed income came via a reduction in the core fixed income mandate. We also reduced the Portfolio’s global equity exposure in the first quarter of 2008 by taking profits in some of the regional international mandates.

Describe Portfolio positioning at period-end.

•	Relative to its blended benchmark, the Portfolio ended the fiscal year with a modest overweight to equities and an underweight to fixed income.

•

Within the equity portion of the Portfolio, we maintain an overweight position in global equities and an underweight in domestic equities. The domestic allocation remains biased toward large cap mandates, while the global allocation continues to favor diversified assets, with smaller allocations to regional mandates.

•	In terms of fixed income, the Portfolio maintains a concentration in the core mandate and smaller allocations to more tactical positions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Portfolio Allocation	Percent of Affiliated Investment Companies
Equity Funds	63%
Fixed Income Funds	37

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund	23%
BlackRock Large Cap Core Fund	17
BlackRock Global Dynamic Equity Fund	15
BlackRock Basic Value Fund, Inc.	10
BlackRock Capital Appreciation Portfolio	9
BlackRock Inflation Protected Bond Portfolio	7
BlackRock Small Cap Core Equity Portfolio	6
BlackRock International Bond Portfolio	5
BlackRock Pacific Fund, Inc.	3
BlackRock EuroFund	2
BlackRock High Yield Bond Portfolio	2
BlackRock Latin America Fund, Inc.	1

Although the allocation and holdings listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.

2	The Portfolio, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital U.S. Aggregate Index (40%), Russell 3000 Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[5]
		1 Year		From Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(10.72)%	(15.53)%	(15.53)%	(3.95)%	(3.95)%
Investor A	(10.85)	(15.86)	(20.28)	(4.26)	(7.11)
Investor C	(11.20)	(16.42)	(17.23)	(4.96)	(4.96)
R	(10.88)	(15.93)	(15.93)	(4.46)	(4.46)
Barclays Capital U.S. Aggregate Index (40%)/Russell 3000 Index (48%)/MSCI EAFE Index (12%)	(8.21)	(13.17)	(13.17)	(3.91)	(3.91)

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 12/21/06.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]
Institutional	$1,000.00	$892.85	$0.43	$1,000.00	$1,024.54	$0.46
Investor A	$1,000.00	$891.54	$2.41	$1,000.00	$1,022.42	$2.58
Investor C	$1,000.00	$888.00	$5.76	$1,000.00	$1,018.82	$6.18
R	$1,000.00	$891.21	$2.79	$1,000.00	$1,022.01	$2.99

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.09% for Institutional, 0.51% for Investor A, 1.22% for Investor C and 0.59% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

Portfolio Summary	Growth Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed its blended benchmark for the 12-month period.

What factors influenced performance?

•

Stocks endured an extremely difficult 12-month period as reverberations from the credit crisis in the United States worked their way through the system and ultimately spread to global markets. The final month of the period was the most dramatic, punctuated with historic closures, consolidation and government intervention in the financial sector. The S&P Index lost 8.91% for the month and nearly 22% for the one-year period ended September 30, 2008. Non-U.S. markets, both developed and emerging, fared even worse. Within fixed income, an investor flight to quality persisted, leading Treasury issues to outperform virtually all other fixed income assets.

•

The largest negative factor during the 12-month period was performance by the underlying managers, which were challenged given the prevailing backdrop. The fixed income portfolios created a drag on performance, particularly the core mandate. Other underlying managers that detracted from performance include the regional international and large value mandates.

•

That said, the Portfolio’s allocation among underlying managers proved more favorable. Allocations to domestic portfolios, particularly large cap growth and small cap core, contributed the most, followed by the global diversified equity mandate.

Describe recent Portfolio activity.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers shifted slightly over the period, with 85% allocated to global equities and 15% to fixed income.

•

Over the period, we increased the Portfolio’s overall equity weight, while reducing the fixed income allocation. The increase in equity was a function of increasing exposure to the large cap core mandate. The decrease in fixed income came via a reduction in the core fixed income mandate. We also reduced the Portfolio’s global equity exposure in the first quarter of 2008 by taking profits in some of the regional international mandates.

Describe Portfolio positioning at period-end.

•	Relative to its blended benchmark, the Portfolio ended the fiscal year with a modest overweight to equities and an underweight to fixed income.

•

Within the equity portion of the Portfolio, we maintain an overweight position in global equities and an underweight in domestic equities. The domestic allocation remains biased toward large cap mandates, while the global allocation continues to favor diversified assets, with smaller allocations to regional mandates.

•	In terms of fixed income, the Portfolio maintains a concentration in the core mandate and smaller allocations to more tactical positions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Portfolio Allocation	Percent of Affiliated Investment Companies
Equity Funds	85%
Fixed Income Funds	15

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Large Cap Core Fund	22%
BlackRock Global Dynamic Equity Fund	20
BlackRock Basic Value Fund, Inc.	13
BlackRock Capital Appreciation Portfolio	12
BlackRock Small Cap Core Equity Portfolio	8
BlackRock Total Return Fund	8
BlackRock Pacific Fund, Inc.	4
BlackRock Inflation Protected Bond Portfolio	4
BlackRock EuroFund	4
BlackRock International Bond Portfolio	2
BlackRock Latin America Fund, Inc.	2
BlackRock High Yield Bond Portfolio	1

Although the allocation and holdings listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.

2	The Portfolio, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital U.S. Aggregate Index (20%), Russell 3000 Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, U.S. stock and non-U.S. stock market performance, respectively.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[5]
		1 Year		From Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(11.72)%	(19.08)%	(19.08)%	(4.82)%	(4.82)%
Investor A	(11.85)	(19.36)	(23.62)	(5.15)	(7.96)
Investor C	(12.22)	(19.99)	(20.76)	(5.85)	(5.85)
R	(11.99)	(19.59)	(19.59)	(5.40)	(5.40)
Barclays Capital U.S. Aggregate Index (20%)/Russell 3000 Index (64%)/MSCI EAFE Index (16%)	(10.49)	(18.36)	(18.36)	(6.55)	(6.55)

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 12/21/06.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]
Institutional	$1,000.00	$882.83	$0.33	$1,000.00	$1,024.65	$0.35
Investor A	$1,000.00	$881.46	$2.12	$1,000.00	$1,022.72	$2.28
Investor C	$1,000.00	$877.80	$5.49	$1,000.00	$1,019.08	$5.92
R	$1,000.00	$880.08	$2.91	$1,000.00	$1,021.86	$3.14

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.07% for Institutional, 0.45% for Investor A, 1.17% for Investor C and 0.62% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

Portfolio Summary	Aggressive Growth Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio performance for the 12-month period was generally consistent with that of its blended benchmark.

What factors influenced performance?

•

Stocks endured an extremely difficult 12-month period as reverberations from the credit crisis in the United States worked their way through the system and ultimately spread to global markets. The final month of the period was the most dramatic, punctuated with historic closures, consolidation and government intervention in the financial sector. The S&P Index lost 8.91% for the month and nearly 22% for the one-year period ended September 30, 2008. Non-U.S. markets, both developed and emerging, fared even worse. Within fixed income, an investor flight to quality persisted, leading Treasury issues to outperform virtually all other fixed income assets.

•

Generally speaking, allocation decisions had a positive impact on the Portfolio’s relative results, while the performance of the underlying managers generally detracted. Among underlying managers, our allocation to domestic portfolios, particularly large cap growth and small cap core, contributed the most. The global diversified equity mandate also had a favorable impact on Portfolio performance. That said, performance by the underlying managers was challenged given the prevailing backdrop. Key detractors included regional international and large cap value mandates.

Describe recent Portfolio activity.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers have remained consistent throughout the period, with 100% allocated to equities.

•	Over the period, we increased exposure to the large cap core mandate. We also reduced our exposure in some of the regional international mandates by taking profits in the first quarter of 2008.

Describe Portfolio positioning at period-end.

•

At the end of the fiscal year, the Portfolio had an overweight position in global equities and a corresponding underweight in domestic equities. Our domestic allocation included a bias toward large cap mandates. Within our global allocation, we continued to favor diversified assets, with smaller allocations to regional mandates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Portfolio Allocation	Percent of Affiliated Investment Companies
Equity Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Global Dynamic Equity Fund	23%
BlackRock Large Cap Core Fund	22
BlackRock Basic Value Fund, Inc.	17
BlackRock Capital Appreciation Portfolio	16
BlackRock Small Cap Core Equity Portfolio	11
BlackRock Pacific Fund, Inc.	5
BlackRock EuroFund	4
BlackRock Latin America Fund, Inc.	2

Although the allocation and holdings listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.

2	The Portfolio, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000 Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of U.S. stock and non-U.S. stock market performance, respectively.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[5]
		1 Year		From Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(12.73)%	(22.69)%	(22.69)%	(6.18)%	(6.18)%
Investor A	(12.87)	(22.96)	(27.01)	(6.50)	(9.28)
Investor C	(13.16)	(23.48)	(24.21)	(7.17)	(7.17)
R	(13.01)	(23.13)	(23.13)	(6.75)	(6.75)
Russell 3000 Index (80%)/MSCI EAFE Index (20%)	(12.78)	(23.34)	(23.34)	(9.20)	(9.20)

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 12/21/06.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]
Institutional	$1,000.00	$872.71	$0.42	$1,000.00	$1,024.54	$0.46
Investor A	$1,000.00	$871.30	$2.01	$1,000.00	$1,022.82	$2.18
Investor C	$1,000.00	$868.45	$5.51	$1,000.00	$1,019.03	$5.97
R	$1,000.00	$869.88	$2.76	$1,000.00	$1,022.01	$2.99

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.09% for Institutional, 0.43% for Investor A, 1.18% for Investor C and 0.59% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

About Portfolios’ Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February  1, 2009.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including administration fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedules of Investments September 30, 2008
Conservative Prepared Portfolio	(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 42.8%
BlackRock Basic Value Fund, Inc.	78,321	$1,812,344
BlackRock Capital Appreciation Portfolio(a)	108,026	1,645,231
BlackRock EuroFund	34,314	492,748
BlackRock Global Dynamic Equity Fund	269,010	2,859,578
BlackRock Large Cap Core Fund	350,898	3,638,817
BlackRock Latin America Fund, Inc.	4,897	229,701
BlackRock Pacific Fund, Inc.	24,979	507,080
BlackRock Small Cap Core Equity Portfolio	72,570	1,150,958

		12,336,457

Fixed Income Funds — 57.2%
BlackRock High Yield Bond Portfolio	135,773	897,462
BlackRock Inflation Protected Bond Portfolio	270,889	2,668,256
BlackRock International Bond Portfolio	190,124	2,131,293
BlackRock Total Return Fund	1,060,493	10,774,607

		16,471,618

Total Affiliated Investment Companies (Cost — $32,845,130*) — 100.0%		28,808,075
Other Assets in Excess of Liabilities — 0.0%		6,646

Net Assets — 100.0%		$28,814,721

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$33,422,617

Gross unrealized appreciation	$—
Gross unrealized depreciation	(4,614,542)

Net unrealized depreciation	$(4,614,542)

(a)	Non-income producing security.

Moderate Prepared Portfolio

	Shares	Value
Affiliated Investment Companies
Equity Funds — 63.3%
BlackRock Basic Value Fund, Inc.	264,288	$6,115,628
BlackRock Capital Appreciation Portfolio(a)	366,521	5,582,115
BlackRock EuroFund	115,886	1,664,130
BlackRock Global Dynamic Equity Fund	880,275	9,357,323
BlackRock Large Cap Core Fund	1,035,191	10,734,926
BlackRock Latin America Fund, Inc.	16,798	787,986
BlackRock Pacific Fund, Inc.	84,833	1,722,116
BlackRock Small Cap Core Equity Portfolio	243,734	3,865,625

		39,829,849

Fixed Income Funds — 37.3%
BlackRock High Yield Bond Portfolio	205,850	1,360,672
BlackRock Inflation Protected Bond Portfolio	437,508	4,309,452
BlackRock International Bond Portfolio	270,122	3,028,064
BlackRock Total Return Fund	1,456,570	14,798,755

		23,496,943

Total Affiliated Investment Companies (Cost — $74,646,383*) — 100.6%		63,326,792
Liabilities in Excess of Other Assets — (0.6)%		(408,351)

Net Assets — 100.0%		$62,918,441

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$76,344,325

Gross unrealized appreciation	$—
Gross unrealized depreciation	(13,017,533)

Net unrealized depreciation	$(13,017,533)

(a)	Non-income producing security.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

Schedules of Investments September 30, 2008 (concluded)
Growth Prepared Portfolio	(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 85.1%
BlackRock Basic Value Fund, Inc.	350,323	$8,106,466
BlackRock Capital Appreciation Portfolio(a)	486,842	7,414,596
BlackRock EuroFund	152,853	2,194,973
BlackRock Global Dynamic Equity Fund	1,127,806	11,988,576
BlackRock Large Cap Core Fund	1,293,837	13,417,094
BlackRock Latin America Fund, Inc.	22,155	1,039,279
BlackRock Pacific Fund, Inc.	112,067	2,274,964
BlackRock Small Cap Core Equity Portfolio	323,045	5,123,492

		51,559,440

Fixed Income Funds — 15.5%
BlackRock High Yield Bond Portfolio	103,341	683,083
BlackRock Inflation Protected Bond Portfolio	223,364	2,200,131
BlackRock International Bond Portfolio	134,204	1,504,429
BlackRock Total Return Fund	495,716	5,036,476

		9,424,119

Total Affiliated Investment Companies (Cost — $74,515,444*) — 100.6%		60,983,559
Liabilities in Excess of Other Assets — (0.6)%		(387,787)

Net Assets — 100.0%		$60,595,772

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$76,553,259

Gross unrealized appreciation	$2,024
Gross unrealized depreciation	(15,571,724)

Net unrealized depreciation	$(15,569,700)

(a)	Non-income producing security.

Aggressive Growth Prepared Portfolio

	Shares	Value
Affiliated Investment Companies
Equity Funds — 100.3%
BlackRock Basic Value Fund, Inc.	216,757	$5,015,766
BlackRock Capital Appreciation Portfolio(a)	301,248	4,588,008
BlackRock EuroFund	95,413	1,370,130
BlackRock Global Dynamic Equity Fund	624,671	6,640,250
BlackRock Large Cap Core Fund	614,362	6,370,931
BlackRock Latin America Fund, Inc.	13,824	648,485
BlackRock Pacific Fund, Inc.	69,793	1,416,797
BlackRock Small Cap Core Equity Portfolio	199,646	3,166,387

		29,216,754

Total Affiliated Investment Companies (Cost — $36,941,689*) — 100.3%		29,216,754
Liabilities in Excess of Other Assets — (0.3)%		(86,918)

Net Assets — 100.0%		$29,129,836

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$37,765,299

Gross unrealized appreciation	$—
Gross unrealized depreciation	(8,548,545)

Net unrealized depreciation	$(8,548,545)

(a)	Non-income producing security.

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities

September 30, 2008	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Assets
Investments at value - affiliated[1]	$28,808,075	$63,326,792	$60,983,559	$29,216,754
Cash	99,789	—	132,793	—
Investments sold receivable - affiliated	153,370	63,286	—	—
Capital shares sold receivable	134,880	33,248	323,432	13,775
Receivable from advisor	15,854	13,609	18,446	19,760
Dividends receivable - affiliated	322	559	442	—
Prepaid expenses	18,624	21,300	21,444	18,503

Total assets	29,230,914	63,458,794	61,480,116	29,268,792

Liabilities
Bank overdraft	—	248,528	—	3,567
Investments purchased payable - affiliated	—	—	311,750	57,742
Capital shares redeemed payable	362,949	202,192	488,707	20,593
Professional fees payable	21,312	21,843	22,388	21,482
Service and distribution fees payable	17,923	39,714	35,028	17,132
Other affiliates payable	9,504	17,536	16,098	11,269
Officer’s and Trustees’ fees payable	1,758	4,969	4,991	4,710
Other accrued expenses payable	2,747	5,571	5,382	2,461

Total liabilities	416,193	540,353	884,344	138,956

Net Assets	$28,814,721	$62,918,441	$60,595,772	$29,129,836

Net Assets Consist of
Paid-in capital	$32,604,775	$73,814,315	$74,548,100	$36,785,364
Undistributed net investment income	464,075	731,032	—	—
Accumulated net realized gain (loss)	(217,074)	(307,315)	(420,443)	69,407
Net unrealized appreciation/depreciation	(4,037,055)	(11,319,591)	(13,531,885)	(7,724,935)

Net Assets	$28,814,721	$62,918,441	$60,595,772	$29,129,836

[1] Investments at cost - affiliated	$32,845,130	$74,646,383	$74,515,444	$36,941,689

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Statements of Assets and Liabilities (concluded)

September 30, 2008	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Net Asset Value
Institutional:
Net Assets	$835,240	$1,501,470	$7,702,818	$3,483,883
Shares outstanding, unlimited number of shares authorized, $0.001 par value	90,417	166,846	881,536	406,679
Net Asset Value	$9.24	$9.00	$8.74	$8.57
Investor A:
Net Assets	$7,416,281	$17,505,741	$16,927,170	$6,894,312
Shares outstanding, unlimited number of shares authorized, $0.001 par value	806,451	1,953,290	1,946,386	808,334
Net Asset Value	$9.20	$8.96	$8.70	$8.53
Investor C:
Net Assets	$17,298,631	$37,472,145	$32,688,988	$16,762,117
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,897,867	4,220,922	3,792,246	1,984,620
Net Asset Value	$9.11	$8.88	$8.62	$8.45
R:
Net Assets	$3,264,569	$6,439,085	$3,276,796	$1,989,524
Shares outstanding, unlimited number of shares authorized, $0.001 par value	356,466	721,089	378,059	234,190
Net Asset Value	$9.16	$8.93	$8.67	$8.50

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Operations

Year Ended September 30, 2008	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Investment Income
Dividends from affiliates	$829,338	$1,556,552	$1,039,898	$207,759
Interest from affiliates	12	24	23	21

Total investment income	829,350	1,556,576	1,039,921	207,780

Expenses
Service and distribution - class specific	179,376	445,762	423,888	199,887
Registration	40,668	44,573	44,939	39,169
Professional	37,938	37,319	37,246	37,755
Transfer agent - class specific	32,467	65,587	74,726	47,957
Administration	17,756	44,868	48,301	22,149
Printing	13,682	33,940	37,479	18,873
Custodian	12,685	31,380	11,551	13,797
Officer and Trustees	9,630	22,998	23,213	19,235
Administration - class specific	5,897	14,919	16,075	7,363
Miscellaneous	6,597	7,464	7,787	6,825

Total expenses	356,696	748,810	725,205	413,010
Less administration fees waived	(17,756)	(44,868)	(48,301)	(22,149)
Less administration fees waived - class specific	(2,665)	(4,930)	(12,974)	(6,521)
Less transfer agent fees waived - class specific	(214)	(238)	(699)	(503)
Less transfer agent fees reimbursed - class specific	(11,117)	(11,520)	(22,456)	(26,636)
Less fees paid indirectly	(143)	(608)	(112)	(163)
Less expenses reimbursed by advisor	(90,278)	(124,734)	(117,011)	(109,588)

Total expenses after waivers, reimbursements and fees paid indirectly	234,523	561,912	523,652	247,450

Net investment income (loss)	594,827	994,664	516,269	(39,670)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - affiliated	(519,052)	(1,489,000)	(2,042,031)	(775,159)
Capital gain distributions received from affiliated underlying funds	435,668	1,870,904	2,825,267	1,546,990

	(83,384)	381,904	783,236	771,831

Net change in unrealized appreciation/depreciation on investments - affiliated	(4,320,221)	(12,609,859)	(15,702,159)	(8,712,273)

Total realized and unrealized loss	(4,403,605)	(12,227,955)	(14,918,923)	(7,940,442)

Net Decrease in Net Assets Resulting from Operations	$(3,808,778)	$(11,233,291)	$(14,402,654)	$(7,980,112)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	17

Statements of Changes in Net Assets

	Conservative Prepared Portfolio		Moderate Prepared Portfolio
Increase (Decrease) in Net Assets:	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Operations
Net investment income (loss)	$594,827	$98,063	$994,664	$177,825
Net realized gain (loss)	(83,384)	98,222	381,904	463,310
Net change in unrealized appreciation/depreciation	(4,320,221)	283,166	(12,609,859)	1,290,268

Net increase (decrease) in net assets resulting from operations	(3,808,778)	479,451	(11,233,291)	1,931,403

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(10,590)	—	(39,907)	—
Investor A	(74,026)	—	(218,395)	—
Investor C	(224,521)	—	(543,255)	—
R	(20,948)	—	(84,815)	—
Net realized gain:
Institutional	(3,383)	—	(25,377)	—
Investor A	(25,178)	—	(148,895)	—
Investor C	(94,725)	—	(474,560)	—
R	(7,362)	—	(58,786)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(460,733)	—	(1,593,990)	—

Capital Share Transactions
Net increase in net assets derived from capital share transactions	19,176,694	13,428,087	34,028,396	39,785,923

Net Assets
Total increase in net assets	14,907,183	13,907,538	21,201,115	41,717,326
Beginning of period	13,907,538	—	41,717,326	—

End of period	$28,814,721	$13,907,538	$62,918,441	$41,717,326

End of period undistributed net investment income	$464,075	$119,636	$731,032	$280,976

1	Commencement of operations.

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2008

Growth Prepared Portfolio		Aggressive Growth Prepared Portfolio
Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
$516,269	$77,872	$(39,670)	$(34,481)
783,236	888,130	771,831	411,806
(15,702,159)	2,170,274	(8,712,273)	987,338

(14,402,654)	3,136,276	(7,980,112)	1,364,663

(228,597)	—	(67,587)	—
(302,909)	—	(51,370)	—
(678,155)	—	(145,399)	—
(63,842)	—	(18,083)	—
(213,303)	—	(135,816)	—
(302,463)	—	(115,403)	—
(832,295)	—	(465,083)	—
(64,389)	—	(41,340)	—

(2,685,953)	—	(1,040,081)	—

23,921,502	50,626,601	16,545,415	20,239,951

6,832,895	53,762,877	7,525,222	21,604,614
53,762,877	—	21,604,614	—

$60,595,772	$53,762,877	$29,129,836	$21,604,614

$—	$245,225	$—	$46,315

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	19

Financial Highlights

	Conservative Prepared Portfolio
	Institutional		Investor A		Investor C			R
	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007		Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.74	$10.00	$10.72	$10.00	$10.66	$10.00		$10.70	$10.00

Net investment income [2]	0.35	0.23	0.32	0.20	0.23	0.15		0.27	0.21
Net realized and unrealized gain (loss)	(1.54)	0.51	(1.54)	0.52	(1.52)	0.51		(1.52)	0.49

Net increase (decrease) from investment operations	(1.19)	0.74	(1.22)	0.72	(1.29)	0.66		(1.25)	0.70

Dividends and distributions from:
Net investment income	(0.23)	—	(0.22)	—	(0.18)	—		(0.21)	—
Net realized gain	(0.08)	—	(0.08)	—	(0.08)	—		(0.08)	—

Total dividends and distributions	(0.31)	—	(0.30)	—	(0.26)	—		(0.29)	—

Net asset value, end of period	$9.24	$10.74	$9.20	$10.72	$9.11	$10.66		$9.16	$10.70

Total Investment Return
Based on net asset value	(11.43)%	7.40%[3]	(11.76)%[4]	7.20%[3,4]	(12.48)%[4]	6.60%[3,4]		(12.04)%	7.00%[3]

Ratios to Average Net Assets[5]
Total expenses after waivers, reimbursements and fees paid indirectly	0.13%	0.13%[6]	0.51%	0.44%[6]	1.23%	1.18	% [6]	0.73%	0.68%[6]

Total expenses	0.68%	15.06%[6]	1.10%	4.95%[6]	1.70%	3.96	% [6]	1.33%	15.25%[6]

Net investment income	3.38%	2.88%[6]	3.08%	2.53%[6]	2.26%	1.91%[6]		2.66%	2.61%[6]

Supplemental Data
Net assets, end of period (000)	$835	$378	$7,416	$1,646	$17,299	$11,051		$3,265	$833

Portfolio turnover	46%	9%	46%	9%	46%	9%		46%	9%

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Moderate Prepared Portfolio
	Institutional		Investor A		Investor C		R
	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.02	$10.00	$11.00	$10.00	$10.93	$10.00	$10.97	$10.00

Net investment income[2]	0.24	0.17	0.22	0.14	0.14	0.08	0.20	0.15
Net realized and unrealized gain (loss)	(1.90)	0.85	(1.91)	0.86	(1.89)	0.85	(1.89)	0.82

Net increase (decrease) from investment operations	(1.66)	1.02	(1.69)	1.00	(1.75)	0.93	(1.69)	0.97

Dividends and distributions from:
Net investment income	(0.22)	—	(0.21)	—	(0.16)	—	(0.21)	—
Net realized gain	(0.14)	—	(0.14)	—	(0.14)	—	(0.14)	—

Total dividends and distributions	(0.36)	—	(0.35)	—	(0.30)	—	(0.35)	—

Net asset value, end of period	$9.00	$11.02	$8.96	$11.00	$8.88	$10.93	$8.93	$10.97

Total Investment Return
Based on net asset value	(15.53)%	10.20%[3]	(15.86)%[4]	10.00%[3,4]	(16.42)%[4]	9.30%[3,4]	(15.93)%	9.70%[3]

Ratios to Average Net Assets[5]
Total expenses after waivers, reimbursements and fees paid indirectly	0.09%	0.09%[6]	0.48%	0.41%[6]	1.20%	1.15%[6]	0.59%	0.59%[6]

Total expenses	0.50%	3.33%[6]	0.78%	2.01%[6]	1.49%	2.28%[6]	1.05%	5.23%[6]

Net investment income	2.36%	2.06%[6]	2.16%	1.73%[6]	1.41%	1.01%[6]	1.95%	1.80%[6]

Supplemental Data
Net assets, end of period (000)	$1,501	$1,702	$17,506	$6,382	$37,472	$29,971	$6,439	$3,663

Portfolio turnover	34%	11%	34%	11%	34%	11%	34%	11%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

6	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	21

Financial Highlights (continued)

	Growth Prepared Portfolio
	Institutional		Investor A		Investor C		R
	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.32	$10.00	$11.29	$10.00	$11.23	$10.00	$11.27	$10.00

Net investment income[2]	0.16	0.10	0.11	0.07	0.05	0.01	0.08	0.05
Net realized and unrealized gain (loss)	(2.23)	1.22	(2.20)	1.22	(2.21)	1.22	(2.19)	1.22

Net increase (decrease) from investment operations	(2.07)	1.32	(2.09)	1.29	(2.16)	1.23	(2.11)	1.27

Dividends and distributions from:
Net investment income	(0.27)	—	(0.25)	—	(0.20)	—	(0.25)	—
Net realized gain	(0.24)	—	(0.25)	—	(0.25)	—	(0.24)	—

Total dividends and distributions	(0.51)	—	(0.50)	—	(0.45)	—	(0.49)	—

Net asset value, end of period	$8.74	$11.32	$8.70	$11.29	$8.62	$11.23	$8.67	$11.27

Total Investment Return
Based on net asset value	(19.08)%	13.20%[3]	(19.36)%[4]	12.90%[3,4]	(19.99)%[4]	12.30%[3,4]	(19.59)%	12.70%[3]

Ratios to Average Net Assets[5]
Total expenses after waivers, reimbursements and fees paid indirectly	0.07%	0.07%[6]	0.43%	0.38%[6]	1.17%	1.11%[6]	0.62%	0.60%[6]

Total expenses	0.41%	1.80%[6]	0.72%	1.69%[6]	1.48%	2.21%[6]	1.02%	6.87%[6]

Net investment income	1.52%	1.17%[6]	1.12%	0.89%[6]	0.49%	0.12%[6]	0.79%	0.65%[6]

Supplemental Data
Net assets, end of period (000)	$7,703	$9,179	$16,927	$9,743	$32,689	$32,408	$3,277	$2,433

Portfolio turnover	36%	0%	36%	0%	36%	0%	36%	0%

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (concluded)

	Aggressive Growth Prepared Portfolio
	Institutional		Investor A		Investor C		R
	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$11.55	$10.00	$11.52	$10.00	$11.45	$10.00	$11.49	$10.00

Net investment income (loss)[2]	0.07	0.01	0.03	(0.01)	(0.05)	(0.07)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	(2.59)	1.54	(2.58)	1.53	(2.55)	1.52	(2.54)	1.53

Net increase (decrease) from investment operations	(2.52)	1.55	(2.55)	1.52	(2.60)	1.45	(2.55)	1.49

Dividends and distributions from:
Net investment income	(0.15)	—	(0.14)	—	(0.10)	—	(0.13)	—
Net realized gain	(0.31)	—	(0.30)	—	(0.30)	—	(0.31)	—

Total dividends and distributions	(0.46)	—	(0.44)	—	(0.40)	—	(0.44)	—

Net asset value, end of period	$8.57	$11.55	$8.53	$11.52	$8.45	$11.45	$8.50	$11.49

Total Investment Return
Based on net asset value	(22.69)%	15.50%[3]	(22.96)%[4]	15.20%[3,4]	(23.48)%[4]	14.50%[3,4]	(23.13)%	14.90%[3]

Ratios to Average Net Assets[5]
Total expenses after waivers, reimbursements and fees paid indirectly	0.09%	0.09%[6]	0.43%	0.39%[6]	1.18%	1.13%[6]	0.59%	0.59%[6]

Total expenses	0.65%	2.80%[6]	0.99%	3.51%[6]	1.72%	3.27%[6]	1.31%	12.51%[6]

Net investment income (loss)	0.71%	0.14%[6]	0.26%	(0.14)%[6]	(0.47)%	(0.81)%[6]	(0.13)%	(0.50)%[6]

Supplemental Data
Net assets, end of period (000)	$3,484	$4,346	$6,894	$2,773	$16,762	$13,384	$1,990	$1,102

Portfolio turnover	20%	7%	20%	7%	20%	7%	20%	7%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

6	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	23

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 34 registered portfolios, of which the BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. R Shares are sold without a sales change and only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Investor A, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures. The Portfolios generally will invest in other open-end investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The market value of the Portfolios’ investments in the Underlying Funds is based on the published net asset value of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Income, realized and unrealized gains and losses of a Portfolio are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Portfolios, the shareholders also bear indirectly a proportionate share of the expenses of the investment companies in which the Portfolios invest. Capital gain distributions from the underlying funds are booked as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. Certain dividends from net investment income for the Growth Prepared and Aggressive Growth Prepared Portfolios have been reclassified to distributions from net realized gains.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios’ U.S. federal tax returns remains open for the period ended September 30, 2007. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the

24	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

“FSP”), was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: As of September 30, 2008, Moderate Prepared and Aggressive Growth Prepared each recorded a bank overdraft resulting from the estimation of available cash. The overdrafts resulted in fees being charged by the custodian which are included on the Statements of Operations as custodian expenses.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc. The Advisor will not receive any advisory fees from the Portfolios for its investment advisory services. Each Portfolio pays advisory fees to the Advisor indirectly, as a shareholder in the Underlying Funds.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board of Trustees (the “Board”). The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Investor A	Investor C	R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a monthly fee of $1,000 per Portfolio plus other miscellaneous fees incurred on behalf of each Portfolio.

Pursuant to the Fund’s operating procedures, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are included on the Statements of Operations as fees paid indirectly.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

Conservative Prepared	$24,544
Moderate Prepared	52,662
Growth Prepared	62,040
Aggressive Growth Prepared	38,382

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

ANNUAL REPORT	SEPTEMBER 30, 2008	25

Notes to Financial Statements (continued)

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
R	0.25%	0.25%

For the year ended September 30, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Conservative Prepared	$72,317
Moderate Prepared	178,303
Growth Prepared	174,159
Aggressive Growth Prepared	83,658

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2008, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	Share Classes				Total
Call Center	Institutional	Investor A	Investor C	R
Conservative Prepared	$17	$136	$245	$31	$429
Moderate Prepared	50	284	571	74	979
Growth Prepared	115	274	580	43	1,012
Aggressive Growth Prepared	74	210	278	27	589

For the year ended September 30, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes				Total
Administration Fees	Institutional	Investor A	Investor C	R
Conservative Prepared	$176	$1,307	$3,879	$535	$5,897
Moderate Prepared	461	3,541	9,550	1,367	14,919
Growth Prepared	2,338	3,692	9,260	785	16,075
Aggressive Growth Prepared	1,104	1,402	4,410	447	7,363

	Share Classes				Total
Administration Fees Waived	Institutional	Investor A	Investor C	R
Conservative Prepared	$176	$1,047	$946	$496	$2,665
Moderate Prepared	461	1,456	1,646	1,367	4,930

	Share Classes				Total
Administration Fees Waived	Institutional	Investor A	Investor C	R
Growth Prepared	2,338	2,329	7,630	677	12,974
Aggressive Growth Prepared	1,104	1,052	3,918	447	6,521

	Share Classes			Total
Service and Distribution Fees	Investor A	Investor C	R
Conservative Prepared	$13,099	$155,505	$10,772	$179,376
Moderate Prepared	35,518	382,764	27,480	445,762
Growth Prepared	37,007	371,124	15,757	423,888
Aggressive Growth Prepared	14,060	176,841	8,986	199,887

	Share Classes				Total
Transfer Agent Fees	Institutional	Investor A	Investor C	R
Conservative Prepared	$533	$13,153	$14,080	$4,701	$32,467
Moderate Prepared	1,862	18,389	36,964	8,372	65,587
Growth Prepared	4,914	17,868	46,881	5,063	74,726
Aggressive Growth Prepared	4,148	9,649	29,674	4,486	47,957

	Share Classes				Total
Transfer Agent Fees Waived	Institutional	Investor A	Investor C	R
Conservative Prepared	$17	$117	$51	$29	$214
Moderate Prepared	50	69	45	74	238
Growth Prepared	115	108	437	39	699
Aggressive Growth Prepared	74	158	244	27	503

	Share Classes				Total
Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	R
Conservative Prepared	$516	$6,444	$1,607	$2,550	$11,117
Moderate Prepared	1,773	256	1,197	8,294	11,520
Growth Prepared	4,798	2,536	11,408	3,714	22,456
Aggressive Growth Prepared	3,990	4,643	13,546	4,457	26,636

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2)

26	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
Conservative Prepared	$6,560	$138,724	$92,733
Moderate Prepared	8,765	173,430	132,830
Growth Prepared	7,651	224,114	142,852
Aggressive Growth Prepared	5,420	163,898	128,695

For the year ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Conservative Prepared	$91,735
Moderate Prepared	118,759
Growth Prepared	78,430
Aggressive Growth Prepared	31,783

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

For the year ended September 30, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A Shares and Investor C Shares:

	Investor A	Investor C
Conservative Prepared	$—	$17,208
Moderate Prepared	63	17,085
Growth Prepared	—	26,859
Aggressive Growth Prepared	81	6,094

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2008, was as follows which are included in interest from affiliates on the Statements of Operations:

Conservative Prepared	$12
Moderate Prepared	24
Growth Prepared	23
Aggressive Growth Prepared	21

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

During the year ended September 30, 2008, the following Portfolios received reimbursements from an affiliate, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors. The amounts of the reimbursements to the Portfolios were:

Growth Prepared	$5,729
Aggressive Growth Prepared	38

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Conservative Prepared	$28,717,121	$10,624,731
Moderate Prepared	52,646,549	20,209,740
Growth Prepared	44,390,364	23,085,504
Aggressive Growth Prepared	21,225,682	5,868,092

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of 0.06% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of September 30, 2008 attributable to the tax classifications of distributions received from regulated investment companies were reclassified to the following accounts:

	Increase Undistributed Net Investment Income	Decrease Accumulated Net Realized Loss
Conservative Prepared	$79,697	$(79,697)
Moderate Prepared	341,764	(341,764)
Growth Prepared	512,009	(512,009)
Aggressive Growth Prepared	275,794	(275,794)

ANNUAL REPORT	SEPTEMBER 30, 2008	27

Notes to Financial Statements (continued)

The tax character of distributions during the year ended September 30, 2008 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Conservative Prepared	$384,078	$76,655	$460,733
Moderate Prepared	1,233,827	360,163	1,593,990
Growth Prepared	1,874,360	811,593	2,685,953
Aggressive Growth Prepared	574,905	465,176	1,040,081

As of September 30, 2008, the components of accumulated losses were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Losses*	Total Accumulated Losses
Conservative Prepared	$557,970	$266,518	$(4,614,542)	$(3,790,054)
Moderate Prepared	868,433	1,253,226	(13,017,533)	(10,895,874)
Growth Prepared	—	1,617,372	(15,569,700)	(13,952,328)
Aggressive Growth Prepared	—	893,017	(8,548,545)	(7,655,528)

*	The difference between book-basis and tax-basis net unrealized losses is attributed primarily to the tax deferral of losses on wash sales.

6. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Year Ended September 30, 2008		Period December 21, 2006[1] to September 30, 2007
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	66,443	$687,035	37,802	$391,323
Shares issued in reinvestment of dividends	1,018	10,681	—	—

Total issued	67,461	697,716	37,802	391,323
Shares redeemed	(12,192)	(124,847)	(2,654)	(27,569)

Net increase	55,269	$572,869	35,148	$363,754

Investor A
Shares sold	916,065	$9,514,784	202,446	$2,085,728
Shares issued in reinvestment of dividends	8,427	88,404	—	—

Total issued	924,492	9,603,188	202,446	2,085,728
Shares redeemed	(271,592)	(2,741,603)	(48,895)	(511,599)

Net increase	652,900	$6,861,585	153,551	$1,574,129

Investor C
Shares sold	1,335,993	$13,582,022	1,058,914	$10,914,311
Shares issued in reinvestment of dividends	27,586	288,273	—	—

Total issued	1,363,579	13,870,295	1,058,914	10,914,311
Shares redeemed	(502,607)	(5,000,097)	(22,019)	(226,922)

Net increase	860,972	$8,870,198	1,036,895	$10,687,389

R
Shares sold	384,876	$3,962,486	116,447	$1,214,242
Shares issued in reinvestment of dividends	2,706	28,309	—	—

Total issued	387,582	3,990,795	116,447	1,214,242
Shares redeemed	(108,972)	(1,118,753)	(38,591)	(411,427)

Net increase	278,610	$2,872,042	77,856	$802,815

1	Commencement of operations.

28	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Period December 21, 2006[1] to September 30, 2007
Moderate Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	147,922	$1,532,065	175,739	$1,828,950
Shares issued in reinvestment of dividends	5,827	62,001	—	—

Total issued	153,749	1,594,066	175,739	1,828,950
Shares redeemed	(141,369)	(1,471,767)	(21,273)	(222,026)

Net increase	12,380	$122,299	154,466	$1,606,924

Investor A
Shares sold	1,853,575	$19,130,477	629,745	$6,567,306
Shares issued in reinvestment of dividends	32,687	347,458	—	—

Total issued	1,886,262	19,477,935	629,745	6,567,306
Shares redeemed	(513,282)	(5,160,852)	(49,435)	(532,230)

Net increase	1,372,980	$14,317,083	580,310	$6,035,076

Investor C
Shares sold	2,311,393	$23,767,560	2,868,132	$29,986,623
Shares issued in reinvestment of dividends	89,363	946,354	—	—

Total issued	2,400,756	24,713,914	2,868,132	29,986,623
Shares redeemed	(921,923)	(9,101,449)	(126,043)	(1,320,251)

Net increase	1,478,833	$15,612,465	2,742,089	$28,666,372

R
Shares sold	527,679	$5,391,062	522,360	$5,517,369
Shares issued in reinvestment of dividends	13,547	143,602	—	—

Total issued	541,226	5,534,664	522,360	5,517,369
Shares redeemed	(154,101)	(1,558,115)	(188,396)	(2,039,818)

Net increase	387,125	$3,976,549	333,964	$3,477,551

Growth Prepared
Institutional
Shares sold	220,224	$2,303,790	856,144	$9,166,712
Shares issued in reinvestment of dividends	38,907	417,869	—	—

Total issued	259,131	2,721,659	856,144	9,166,712
Shares redeemed	(188,389)	(1,864,331)	(45,350)	(485,374)

Net increase	70,742	$857,328	810,794	$8,681,338

Investor A
Shares sold	1,463,874	$15,142,234	916,974	$9,675,381
Shares issued in reinvestment of dividends	51,525	552,876	—	—

Total issued	1,515,399	15,695,110	916,974	9,675,381
Shares redeemed	(431,747)	(4,272,074)	(54,240)	(567,560)

Net increase	1,083,652	$11,423,036	862,734	$9,107,821

1	Commencement of operations.

ANNUAL REPORT	SEPTEMBER 30, 2008	29

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Period December 21, 2006[1] to September 30, 2007
Growth Prepared (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,815,938	$18,811,024	3,018,127	$31,939,395
Shares issued in reinvestment of dividends	131,387	1,404,524	—	—

Total issued	1,947,325	20,215,548	3,018,127	31,939,395
Shares redeemed	(1,040,259)	(10,255,027)	(132,947)	(1,419,848)

Net increase	907,066	$9,960,521	2,885,180	$30,519,547

R
Shares sold	292,993	$3,007,120	220,285	$2,366,593
Shares issued in reinvestment of dividends	11,984	128,231	—	—

Total issued	304,977	3,135,351	220,285	2,366,593
Shares redeemed	(142,787)	(1,454,734)	(4,416)	(48,698)

Net increase	162,190	$1,680,617	215,869	$2,317,895

Aggressive Growth Prepared
Institutional
Shares sold	162,249	$1,736,950	456,902	$4,911,046
Shares issued in reinvestment of dividends	15,482	169,841	—	—

Total issued	177,731	1,906,791	456,902	4,911,046
Shares redeemed	(147,517)	(1,485,014)	(80,437)	(887,646)

Net increase	30,214	$421,777	376,465	$4,023,400

Investor A
Shares sold	680,691	$7,050,598	245,897	$2,658,395
Shares issued in reinvestment of dividends	14,386	157,526	—	—

Total issued	695,077	7,208,124	245,897	2,658,395
Shares redeemed	(127,475)	(1,273,753)	(5,165)	(55,012)

Net increase	567,602	$5,934,371	240,732	$2,603,383

Investor C
Shares sold	1,061,611	$11,102,048	1,213,799	$13,064,981
Shares issued in reinvestment of dividends	49,083	535,494	—	—

Total issued	1,110,694	11,637,542	1,213,799	13,064,981
Shares redeemed	(294,566)	(2,883,918)	(45,307)	(488,915)

Net increase	816,128	$8,753,624	1,168,492	$12,576,066

R
Shares sold	169,568	$1,739,363	118,675	$1,290,928
Shares issued in reinvestment of dividends	5,442	59,422	—	—

Total issued	175,010	1,798,785	118,675	1,290,928
Shares redeemed	(36,730)	(363,142)	(22,765)	(253,826)

Net increase	138,280	$1,435,643	95,910	$1,037,102

1	Commencement of operations.

30	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (concluded)

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BlackRock Distributors, Inc. as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

ANNUAL REPORT	SEPTEMBER 30, 2008	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Conservative Prepared, BlackRock Moderate Prepared, BlackRock Growth Prepared and BlackRock Aggressive Growth Portfolios [four of the thirty-four portfolios constituting the BlackRock Funds II (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 21, 2006 (commencement of operations) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period from December 21, 2006 (commencement of operations) to September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Portfolios during the taxable period ended September 30, 2008:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Received Deduction for Corporations*	Short-Term Capital Gains Dividends for Non- U.S. Residents**
BlackRock Conservative Prepared Portfolio	12/28/07	19.99%	9.94%	14.06%
BlackRock Moderate Prepared Portfolio	12/28/07	28.12%	14.09%	28.16%
BlackRock Growth Prepared Portfolio	12/28/07	30.38%	14.68%	32.06%
BlackRock Aggressive Growth Prepared Portfolio	12/28/07	100.00%	68.68%	50.87%

*	The funds hereby designate the percentage indicated above or the maximum amount allowable by law.
**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Portfolios distributed Long-Term Capital Gains per share to shareholders of record on December 26, 2007 as follows:

Long-Term Capital Gain
BlackRock Conservative Prepared Portfolio	$0.043961
BlackRock Moderate Prepared Portfolio	0.072321
BlackRock Growth Prepared Portfolio	0.143283
BlackRock Aggressive Growth Prepared Portfolio	0.188446

32	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of BlackRock Aggressive Growth Prepared Portfolio, BlackRock Conservative Prepared Portfolio, BlackRock Growth Prepared Portfolio and BlackRock Moderate Prepared Portfolio (collectively, the “Portfolios”) of BlackRock Funds II (the “Fund”) met in April and June 2008 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment advisor. The Board also considered the approval of the subadvisory agreement (the “Subadvisory Agreement”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”). The Advisor and the Subadvisor are referred to herein as “BlackRock.” For simplicity, the Portfolios and the Fund are referred to herein as the “Fund.” The Advisory Agreement and the Subadvisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the “Transaction”), the Fund entered into the Advisory Agreement with an initial two-year term and the Advisor entered into the Subadvisory Agreement with the Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements’ respective initial two-year term, the Board is required to consider the continuation of the Fund’s Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5-6, 2008, the Fund’s Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Financial Management, Inc. for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5-6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as

ANNUAL REPORT	SEPTEMBER 30, 2008	33

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The BlackRock Aggressive Growth Prepared Portfolio ranked in the first quartile on a net basis against its Lipper peer for each of the one year and since inception periods ended December 31, 2007, respectively. The BlackRock Conservative Prepared Portfolio ranked in the first quartile on a net basis against its Lipper peer universe for each of the one year and since inception periods ended December 31, 2007, respectively. The BlackRock Growth Prepared Portfolio ranked in the first quartile on a net basis against its Lipper peer universe for each of the one year and since inception periods ended December 31, 2007, respectively. The BlackRock Moderate Prepared Portfolio ranked in the first quartile on a net basis against its Lipper peer universe for each of the one year and since inception periods ended December 31, 2007, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund: The Board, including the Independent Directors, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The

34	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that BlackRock will not receive any advisory fees from any Portfolio for its investment advisory services.

D. Economies of Scale: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund’s management arrangement is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Financial Management, Inc. for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2008	35

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 1996	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 104 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	37 Funds 104 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 104 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 Funds 104 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	37 Funds 104 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	37 Funds 104 Portfolios	UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	37 Funds 104 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	37 Funds 104 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

36	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute, (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.	37 Funds 104 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	37 Funds 104 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	37 Funds 104 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 104 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

ANNUAL REPORT	SEPTEMBER 30, 2008	37

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	37 Funds 104 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

1	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

38	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

ANNUAL REPORT	SEPTEMBER 30, 2008	39

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

40	ANNUAL REPORT	SEPTEMBER 30, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

ANNUAL REPORT	SEPTEMBER 30, 2008	41

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A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2008	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-9/08-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Bruce R. Bond (not reappointed to the Audit Committee, effective November 1, 2007)

Robert M. Hernandez

Dr. Matina Horner (term ended, effective November 1, 2007)

Toby Rosenblatt (term ended, effective November 1, 2007)

Fred G. Weiss (term began, effective November 1, 2007)

Richard R. West (term began, effective November 1, 2007)

David R. Wilmerding, Jr. (term ended, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Aggressive Growth Prepared Portfolio	$28,900	$26,250	$0	$6,000	$6,100	$6,100	$1,049	$1,042
BlackRock Strategic Portfolio I	$18,000	$18,901	$0	$2,500	$6,100	$6,100	$1,049	$1,042
Conservative Prepared Portfolio	$28,900	$26,250	$0	$6,000	$6,100	$6,100	$1,049	$1,042
Enhanced Income Portfolio	$25,300	$26,547	$0	$5,250	$6,100	$6,100	$1,049	$1,042
GNMA Portfolio	$30,100	$31,644	$0	$10,500	$6,100	$6,100	$1,049	$1,042
Government Income Portfolio	$30,000	$23,998	$0	$6,300	$6,100	$6,100	$1,049	$1,042
Growth Prepared Portfolio	$28,900	$26,250	$0	$6,000	$6,100	$6,100	$1,049	$1,042
High Yield Bond Portfolio	$30,000	$23,998	$0	$7,350	$6,100	$6,100	$1,049	$1,042
Inflation Protected Bond Portfolio	$25,300	$26,547	$0	$3,000	$6,100	$6,100	$1,049	$1,042
Intermediate Bond Portfolio II	$30,000	$26,547	$0	$6,300	$6,100	$6,100	$1,049	$1,042
Intermediate Government Bond Portfolio	$30,000	$23,998	$0	$6,350	$6,100	$6,100	$1,049	$1,042

International Bond Portfolio	$30,000	$23,998	$0	$6,350	$6,100	$6,100	$1,049	$1,042
Long Duration Bond Portfolio	$35,000	N/A	$0	N/A	$6,100	N/A	$1,049	N/A
Low Duration Bond Portfolio	$30,000	$26,547	$0	$6,300	$6,100	$6,100	$1,049	$1,042
Managed Income Portfolio	$30,100	$31,644	$0	$8,925	$6,100	$6,100	$1,049	$1,042
Moderate Prepared Portfolio	$28,900	$26,250	$0	$6,000	$6,100	$6,100	$1,049	$1,042
Total Return Portfolio II	$30,100	$31,644	$0	$7,350	$6,100	$6,100	$1,049	$1,042

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Aggressive Growth Prepared Portfolio	$294,649	$297,642
BlackRock Strategic Portfolio I	$294,649	$294,142
Conservative Prepared Portfolio	$294,649	$297,642
Enhanced Income Portfolio	$294,649	$296,892
GNMA Portfolio	$294,649	$302,142
Government Income Portfolio	$294,649	$297,942
Growth Prepared Portfolio	$294,649	$297,642
High Yield Bond Portfolio	$294,649	$298,992
Inflation Protected Bond Portfolio	$294,649	$294,642
Intermediate Bond Portfolio II	$294,649	$297,942
Intermediate Government Bond Portfolio	$294,649	$296,892
International Bond Portfolio	$294,649	$297,992
Long Duration Bond Portfolio	$294,649	N/A
Low Duration Bond Portfolio	$294,649	$297,942
Managed Income Portfolio	$294,649	$300,547
Moderate Prepared Portfolio	$294,649	$297,642
Total Return Portfolio II	$294,649	$298,992

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Funds II

Date: November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: November 24, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: November 24, 2008